[N/E THE NEW ENGLAND/(R)/INSURANCE AND INVESTMENT LOGO]



       -------------------------------------------------------------------------




       ZENITH FUND
       VARIABLE PRODUCTS























                                                    ANNUAL REPORTS
                                                    DECEMBER 31, 1996

                               TABLE OF CONTENTS



Draycott International Equity Series Supplement  . . . . . . . . . . .       I

Davis Venture Value Series Supplement  . . . . . . . . . . . . . . . .      II

Loomis Sayles Small Cap Series . . . . . . . . . . . . . . . . . . . .       1

Draycott International Equity Series . . . . . . . . . . . . . . . . .       7

Alger Equity Growth Series . . . . . . . . . . . . . . . . . . . . . .      13

Capital Growth Series  . . . . . . . . . . . . . . . . . . . . . . . .      19

Loomis Sayles Avanti Growth Series . . . . . . . . . . . . . . . . . .      23

Davis Venture Value Series . . . . . . . . . . . . . . . . . . . . . .      29

Westpeak Growth and Income Series  . . . . . . . . . . . . . . . . . .      35

Westpeak Stock Index Series  . . . . . . . . . . . . . . . . . . . . .      42

Loomis Sayles Balanced Series  . . . . . . . . . . . . . . . . . . . .      52

Back Bay Advisors Managed Series . . . . . . . . . . . . . . . . . . .      59

Salomon Brothers Strategic Bond Opportunities Series . . . . . . . . .      67

Back Bay Advisors Bond Income Series . . . . . . . . . . . . . . . . .      75

Salomon Brothers U.S. Government Series  . . . . . . . . . . . . . . .      81

Back Bay Advisors Money Market Series  . . . . . . . . . . . . . . . .      85

Notes to Financial Statements  . . . . . . . . . . . . . . . . . . . .      91

Footnotes to Portfolio Manager Commentary  . . . . . . . . . . . . . .     100

Fidelity VIP Equity-Income Portfolio Supplement  . . . . . . . . . . .    VIPI

Fidelity VIP Overseas Portfolio  . . . . . . . . . . . . . . . . . . .

Fidelity VIP Equity-Income Portfolio . . . . . . . . . . . . . . . . .






                                   IMPORTANT:

  Some funds appearing in this report may not be available under your variable life or variable annuity product.

                                                                  February, 1997

TO ZENITH VARIABLE PRODUCT POLICYHOLDERS/CONTRACT OWNERS:

I am pleased to provide you with the 1996 Annual Report for the Zenith Fund variable life insurance and variable annuity products.* This report includes performance histories, present investments, and financial reports as of December 31, 1996, as well as the outlook and strategy of each fund. It is intended to help you make an informed decision regarding the investment of the cash value of your variable product.

The 1996 Annual Report also contains important information pertaining to several funds that may be available under your variable life or variable annuity product. An explanation of the changes affecting these funds can be found on the next few pages.

The New England and its affiliates offer many variable life and variable annuity products to help you meet your financial objectives. We are committed to meeting your expectations by providing quality products with strong performance potential and excellent personal service.

Please feel free to contact your Registered Representative with any questions you may have regarding your financial objectives. Thank you for choosing a Zenith variable product.

Sincerely,

[DAVID ALLEN SIGNATURE]               [BRUCE LONG SIGNATURE]


David Allen                           Bruce Long
Senior Vice President                 President
New England Life                      New England Annuities




* Variable products are offered through New England Securities


[RECYCLE LOGO]

LOOMIS SAYLES SMALL CAP SERIES
PORTFOLIO MANAGERS: JEFFREY PETHERICK, MARY CHAMPAGNE
LOOMIS, SAYLES & COMPANY, L.P.


[PHOTOS OF JEFFREY PETHERICK & MARY CHAMPAGNE]





Q. HOW DID THE LOOMIS SAYLES SMALL CAP SERIES PERFORM IN 1996?

A. For the fiscal year ended December 31, 1996 the total return for the Series was 30.67%. This compares favorably to the Russell 2000 Index/18/ return of 16.50% over the same period. The Series also outperformed the Lipper Variable Small Company Fund Average which returned 19.85% over the same period.

Q. HOW DID YOU MANAGE THE LOOMIS SAYLES SMALL CAP SERIES IN 1996?

A. As always, we concentrated on locating undervalued, growing companies that dominate, or are becoming dominant, in a specific market subsegment. Earlier in 1996, we increased our weighting in consumer cyclicals--retail stores, restaurants and other services--with great success. Healthy consumer spending throughout the year boosted many stocks, including Ann Taylor, an upscale women's clothier, and Cole National, a specialty eyewear and giftware retailer.

We adopted a more defensive portfolio strategy in the second half of the year, moving away from economically sensitive companies and toward companies with strong value characteristics. That explains our increased exposure to Real Estate Investment Trusts (REITs) and a more aggressive move into food stocks.

Q. WOULD YOU GIVE US MORE EXAMPLES?

A. Virtually every sector showed positive returns. The capital goods sector was the exception; mixed stock selection held back portfolio performance in that sector. Strong individual performers were Lance, Inc., a snack food manufacturer; Public Service Company of North Carolina; Patriot American, a REIT that owns valuable hotel property; and Alliant Telecommunications, a Nebraska-based telephone company.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We expect that the economy will continue to slow in 1997 and that corporate earnings will suffer as a result. In light of that assumption, we will move away from sectors that are more economically sensitive, like capital goods and raw materials. We'll look to sectors with favorable valuations, like health care, where fundamentals are sound and earnings prospects are excellent.

[A CHART APPEARS HERE COMPARING THE GROWTH OF A

    $10,000 INVESTMENT COMPARED TO AN INDEX]





                        Small Cap      Russell

                         Series         2000




Inception

  5/1/94                  10000         10000

12/31/94                   9676         10027

12/31/95                  12470         12879

12/31/96                  16295         15004






FUND FACTS

GOAL: Long-term capital growth from investments in common stocks or their equivalent.

START DATE: May 1, 1994

SIZE: $89 million as of December 31, 1996

MANAGERS: Jeffrey Petherick and Mary Champagne. Mr. Petherick has managed the Series since its inception in May 1994. Ms. Champagne joined the management of the Fund in July 1995. Mr. Petherick has also managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1, 1994. Ms. Champagne has co-managed the Loomis Sayles portion of the New England Star Advisers Fund since July 1995. They also manage the Loomis Sayles Small Cap Value Fund and the Maxim Series--Small Cap Fund. Mr. Petherick joined Loomis Sales in 1990. Ms. Champagne joined Loomis Sayles in 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--87.9% OF TOTAL NET ASSETS

SHARES                                           VALUE (A)
        AEROSPACE--0.2%
17,100  Kaman Corp. . . . . . . . . . . . . .    $  222,300
                                                 ----------
        AUTOMOBILE & RELATED--1.6%
 9,200  Amcast Industrial Corp. . . . . . . .       227,700
11,100  Borg Warner Automotive, Inc.  . . . .       427,350
24,900  Echlin, Inc.  . . . . . . . . . . . .       787,463
                                                 ----------
                                                  1,442,513
                                                 ----------
        BANKS--SAVINGS & LOAN--3.4%
28,700  Bank Utd. Corp. . . . . . . . . . . .       767,725
 1,525  Charter One Financial, Inc. . . . . .        64,050
12,050  Commercial Federal Corp.  . . . . . .       578,400
28,500  First Financial Corp. . . . . . . . .       698,250
32,500  Magna Group, Inc. . . . . . . . . . .       958,750
                                                 ----------
                                                  3,067,175
                                                 ----------
        BUSINESS SERVICES--2.0%
12,800  CDI Corp.(c)  . . . . . . . . . . . .       363,200
36,900  Cort Business Services Corp.(c) . . .       761,063
20,900  Prime Service, Inc.(c)  . . . . . . .       574,750
 8,300  Team America Corp.(c) . . . . . . . .        94,413
                                                 ----------
                                                  1,793,426
                                                 ----------
        CHEMICALS--SPECIALTY--4.7%
 9,850  Cambrex Corp. . . . . . . . . . . . .       322,588
36,900  Dexter Corp.  . . . . . . . . . . . .     1,176,187
56,600  Hexcel Corp.(c) . . . . . . . . . . .       919,750
27,200  Intertape Polymer Group, Inc.   . . .       625,600
64,300  Lawter International, Inc.  . . . . .       811,787
13,600  Learonal, Inc.  . . . . . . . . . . .       312,800
                                                 ----------
                                                  4,168,712
                                                 ----------
        COMPUTER SOFTWARE & SERVICES--3.5%
21,600  Award Software International,
         Inc.(c)  . . . . . . . . . . . . . .       210,600
21,000  Boole & Babbage, Inc. . . . . . . . .       525,000
22,000  ESS Technology, Inc.(c) . . . . . . .       618,750
31,000  National Computer Systems, Inc. . . .       790,500
18,600  Nichols Research Corp.  . . . . . . .       474,300
33,500  Symantec Corp.(c) . . . . . . . . . .       485,750
                                                 ----------
                                                  3,104,900
                                                 ----------
        ELECTRICAL EQUIPMENT--1.2%
19,400  Belden, Inc.  . . . . . . . . . . . .       717,800
26,200  Woodhead Industries . . . . . . . . .       360,250
                                                 ----------
                                                  1,078,050
                                                 ----------
        ELECTRONIC COMPONENTS--2.9%
30,000  Amphenol Corp.(c) . . . . . . . . . .       667,500
22,000  Burr Brown Corp.(c) . . . . . . . . .       572,000
 6,200  Etec Systems, Inc.(c) . . . . . . . .       237,150
30,000  Merix Corp.(c)  . . . . . . . . . . .       457,500
22,000  Unitrode Corp.(c) . . . . . . . . . .       646,250
                                                 ----------
                                                  2,580,400
                                                 ----------





SHARES                                          VALUE (A)
        ENVIRONMENTAL SERVICES--0.8%
32,100  World Fuel Services Corp.  . . . . .    $  714,225
                                                ----------
        FINANCIAL SERVICES--2.1%
40,000  DVI, Inc.(c) . . . . . . . . . . . .       520,000
34,500  Financial Federal Corp.  . . . . . .       577,875
17,720  Imperial Credit Industries,
         Inc.(c) . . . . . . . . . . . . . .       372,120
20,580  WFS Financial, Inc.(c) . . . . . . .       409,028
                                                ----------
                                                 1,879,023
                                                ----------
        FOOD PACKAGING & MISCELLANEOUS--2.1%
28,800  Flowers Industries, Inc. . . . . . .       619,200
42,700  Lance, Inc.  . . . . . . . . . . . .       768,600
37,200  Michaels Foods . . . . . . . . . . .       474,300
                                                ----------
                                                 1,862,100
                                                ----------
        FREIGHT TRANSPORTATION--3.3%
37,500  Harper Group, Inc. . . . . . . . . .       890,625
39,400  Pittston Co. . . . . . . . . . . . .       788,000
46,000  US Freightways Corp. . . . . . . . .     1,262,125
                                                ----------
                                                 2,940,750
                                                ----------
        HEALTH CARE--DRUGS--1.1%
49,300  Bindley Western Industries, Inc. . .       955,188
                                                ----------
        HEALTH CARE--MEDICAL TECHNOLOGY--2.5%
36,800  Conmed Corp.(c)  . . . . . . . . . .       754,400
21,700  Protocol Systems, Inc.(c)  . . . . .       282,100
39,000  Sofamor/Danek Group, Inc.(c) . . . .     1,189,500
                                                ----------
                                                 2,226,000
                                                ----------
        HEALTH CARE--SERVICES--5.3%
56,245  Grancare, Inc.(c)  . . . . . . . . .     1,005,379
40,800  Health Images, Inc.  . . . . . . . .       678,300
35,800  Healthplan Services Corp.(c) . . . .       756,275
36,900  Integrated Health Services, Inc. . .       899,437
33,000  Regency Health Services(c) . . . . .       317,625
51,500  Rotech Medical Corp.(c)  . . . . . .     1,081,500
                                                ----------
                                                 4,738,516
                                                ----------
        HOME PRODUCTS--3.2%
10,000  Aptargroup, Inc. . . . . . . . . . .       352,500
14,000  Bush Boake Allen, Inc.(c)  . . . . .       372,750
14,800  Department 56, Inc.(c) . . . . . . .       366,300
37,800  Premark International, Inc.  . . . .       841,050
53,650  US Can Corp.(c)  . . . . . . . . . .       905,344
                                                ----------
                                                 2,837,944
                                                ----------
        HOTELS & RESTAURANTS--0.8%
19,500  Cooker Restaurant Corp.  . . . . . .       226,688
24,800  WMS Industries, Inc.(c)  . . . . . .       496,000
                                                ----------
                                                   722,688
                                                ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                         VALUE (A)
        HOUSING & BUILDING MATERIALS--3.5%
31,300  Congoleum Corp.(c)  . . . . . . . .    $  434,287
12,700  Crossman Communities, Inc.(c) . . .       215,900
26,700  Dayton Superior Corp.(c)  . . . . .       350,437
56,400  Giant Cement Holdings, Inc.(c)  . .       909,450
34,000  Toro Co.  . . . . . . . . . . . . .     1,241,000
                                               ----------
                                                3,151,074
                                               ----------
        INSURANCE--7.1%
34,050  Allied Group, Inc.  . . . . . . . .     1,110,881
20,400  Capital Resource Corp.  . . . . . .       951,150
15,500  Capmac Holdings, Inc. . . . . . . .       513,438
21,400  Dignity Partners, Inc.(c) . . . . .        56,175
31,100  Everest Reinsurance Holdings  . . .       894,125
20,900  Meadrowbrook Insurance Group(c) . .       438,900
25,100  Protective Life Corp. . . . . . . .     1,000,862
18,000  Reinsurance Group of America,
         Inc. . . . . . . . . . . . . . . .       848,250
17,925  Triad Guaranty, Inc.(c) . . . . . .       515,344
                                               ----------
                                                6,329,125
                                               ----------
        LEISURE--1.6%
 7,795  Harman International  . . . . . . .       433,597
37,500  Scientific Games Holdings
         Corp.(c) . . . . . . . . . . . . .     1,003,125
                                               ----------
                                                1,436,722
                                               ----------
        MACHINERY--2.5%
33,200  Brown & Sharpe Manufacturing
         Co.(c) . . . . . . . . . . . . . .       464,800
18,500  BW/IP, Inc. . . . . . . . . . . . .       305,250
20,800  Greenfield Industries Inc.  . . . .       637,000
 6,700  Hardinge Bros., Inc.  . . . . . . .       178,387
34,000  Keystone International, Inc.  . . .       684,250
                                               ----------
                                                2,269,687
                                               ----------
        MEDIA & ENTERTAINMENT--2.7%
33,800  Banta Corp. . . . . . . . . . . . .       773,175
33,200  Cadmus Communications Corp. . . . .       514,600
20,400  Houghton Mifflin Co.  . . . . . . .     1,155,150
                                               ----------
                                                2,442,925
                                               ----------
        METALS--3.5%
38,400  Citation Corp.(c) . . . . . . . . .       393,600
16,900  Clevland Cliffs, Inc. . . . . . . .       766,837
28,700  Lone Star Technologies, Inc.(c) . .       487,900
51,100  Oregon Steel Mills, Inc.  . . . . .       855,925
 9,300  RMI Titanium Co.(c) . . . . . . . .       261,563
59,600  UNR Industries Inc. . . . . . . . .       357,600
                                               ----------
                                                3,123,425
                                               ----------
        MULTI-INDUSTRY--2.7%
84,000  Griffon Corp.(c)  . . . . . . . . .     1,029,000
10,500  Insilco Corp.(c)  . . . . . . . . .       404,250
56,600  Viad Corp.  . . . . . . . . . . . .       933,900
                                               ----------
                                                2,367,150
                                               ----------





SHARES                                            VALUE (A)
        NATURAL GAS PIPELINES--0.3%
14,000  Public Service Co. of North Carolina .    $  255,500
                                                  ----------
        OIL--INDEPENDENT PRODUCERS--2.5% . . .
42,800  American Exploration Co.(c)  . . . . .       684,800
21,200  Belden & Blake Corp.(c)  . . . . . . .       540,600
34,500  Lomak Petroleum, Inc.(c) . . . . . . .       590,812
12,300  Vintage Petroleum, Inc.(c) . . . . . .       424,350
                                                  ----------
                                                   2,240,562
                                                  ----------
        OIL--SERVICES--4.2%
38,100  Global Industries, Inc.(c) . . . . . .       709,612
54,100  Pride Petroleum Services, Inc.(c)  . .     1,257,825
16,100  Seitel, Inc.(c)  . . . . . . . . . . .       644,000
33,200  Tuboscope Vetco International
         Corp.(c)  . . . . . . . . . . . . . .       514,600
22,100  Weatherford Enterra, Inc.(c) . . . . .       663,000
                                                  ----------
                                                   3,789,037
                                                  ----------
        PAPER PRODUCTS--0.4%
10,000  Caraustar Industries, Inc. . . . . . .       332,500
                                                  ----------
        REAL-ESTATE INVESTMENT TRUSTS--7.2%
25,500  Brandywine Realty Trust  . . . . . . .       497,250
21,800  Cali Realty Corp.  . . . . . . . . . .       673,075
52,400  Capstone Capital Corp.(c)  . . . . . .     1,172,450
46,000  Koger Equity, Inc.(c)  . . . . . . . .       862,500
42,100  Liberty Property . . . . . . . . . . .     1,084,075
27,600  Patriot American Hospitality(c)  . . .     1,190,250
27,000  Sun Communities, Inc.  . . . . . . . .       931,500
                                                  ----------
                                                   6,411,100
                                                  ----------
        RETAIL--GENERAL MERCHANDISE--1.6%
49,000  Family Dollar Stores, Inc. . . . . . .       998,375
25,000  99 Cents Only Stores(c)  . . . . . . .       409,375
                                                  ----------
                                                   1,407,750
                                                  ----------
        RETAIL--SPECIALTY--3.3%
32,000  Carson Pirie Scott & Co.(c)  . . . . .       808,000
40,650  Cato Corp.(c)  . . . . . . . . . . . .       203,250
34,100  Cole National Corp.(c) . . . . . . . .       895,125
36,600  Tandycrafte, Inc.(c) . . . . . . . . .       219,600
41,300  Zale Corp.(c)  . . . . . . . . . . . .       789,862
                                                  ----------
                                                   2,915,837
                                                  ----------
        TELECOMMUNICATIONS--2.1%
53,000  Alliant Communications, Inc. . . . . .       901,000
33,200  Inter Tel, Inc.(c) . . . . . . . . . .       630,800
21,000  Vertex Communications Corp.(c) . . . .       380,626
                                                  ----------
                                                   1,912,426
                                                  ----------
        TEXTILE & APPAREL--0.8%
15,000  Kenneth Cole Productions CLA(c)  . . .       232,500
44,400  Stride Rite Corp.  . . . . . . . . . .       444,000
                                                  ----------
                                                     676,500
                                                  ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                           VALUE (A)
        UTILITIES--ELECTRIC--1.2%
51,700  Calpine Corp. (c)  . . . . . . . . .    $ 1,034,000
                                                -----------
        Total Common Stocks (Identified Cost
         $68,222,622). . . . . . . . . . . .     78,429,230
                                                -----------




 SHORT-TERM INVESTMENTS--12.9%

   FACE
  AMOUNT
$4,121,000  Repurchase Agreement with State Street Bank
             & Trust Company dated 12/31/96 at 4.750% to
             be repurchased at $4,122,087 on 1/02/97
             collateralized by $3,835,000 U.S. Treasury
             Bond 7.250% due 8/15/22 valued at
             $4,205,319 . . . . . . . . . . . . . . . .      4,121,000
 4,100,000  Chevron Oil Finance Co.
             5.350%, 1/02/97  . . . . . . . . . . . . .      4,100,000
 3,300,000  Exxon Asset Management
             6.250%, 1/02/97  . . . . . . . . . . . . .      3,300,000
                                                           -----------
            Short-Term Investments
             (Identified Cost $11,521,000)  . . . . . .     11,521,000
                                                           -----------
            Total Investments--100.8%
             (Identified Cost $79,743,622)(b) . . . . .     89,950,230
            Other assets less liabilities . . . . . . .       (756,205)
                                                           -----------
            TOTAL NET ASSETS--100%  . . . . . . . . . .    $89,194,025
                                                           ===========



(a) See Note 1A.

(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $79,776,544 for federal income tax purposes was as follows:



      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $11,583,498
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (1,409,812)
                                                      -----------
      Net unrealized appreciation. . . . . . . . .    $10,173,686
                                                      ===========



(c) Non-income Producing Security






                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $89,950,230
 Cash  . . . . . . . . . . . . . . . . .                      4,302
 Receivable for:
  Fund shares sold . . . . . . . . . . .                    601,019
  Securities sold  . . . . . . . . . . .                    307,835
  Dividends and interest . . . . . . . .                     91,955
                                                        -----------
                                                         90,955,341
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $1,513,473
  Fund shares redeemed . . . . . . . . .      130,505
 Accrued expenses:
  Management fees  . . . . . . . . . . .       85,761
  Deferred trustees' fees  . . . . . . .          291
  Other expenses . . . . . . . . . . . .       31,286
                                           ----------
                                                          1,761,316
                                                        -----------
                                                        $89,194,025
                                                        ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $78,276,114
  Undistributed net investment income  .                      9,342
  Accumulated net realized gains . . . .                    701,961
  Unrealized appreciation on
   investments . . . . . . . . . . . . .                 10,206,608
                                                        -----------
NET ASSETS . . . . . . . . . . . . . . .                $89,194,025
                                                        ===========
Computation of offering price:
Net asset value and redemption price per
 share ($89,194,025 divided by 618,171
 shares of beneficial interest)  . . . .                $    144.29
                                                        ===========
Identified cost of investments . . . . .                $79,743,622
                                                        ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .                $   717,775
 Interest . . . . . . . . . . . . .                    380,416
                                                   -----------
                                                     1,098,191
EXPENSES
 Management fees  . . . . . . . . .   $ 506,292
 Trustees' fees and expenses  . . .      10,713
 Custodian  . . . . . . . . . . . .      73,049
 Audit and tax services . . . . . .      13,200
 Legal  . . . . . . . . . . . . . .      11,564
 Printing . . . . . . . . . . . . .      28,409
 Miscellaneous  . . . . . . . . . .       8,418
                                      ---------
   Total expenses . . . . . . . . .     651,645
   Less expenses assumed by the
    investment adviser  . . . . . .    (145,353)       506,292
                                      ---------    -----------
NET INVESTMENT INCOME . . . . . . .                    591,899
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                  5,566,031
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                  7,966,226
                                                   -----------
Net gain on investment transactions                 13,532,257
                                                   -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .                $14,124,156
                                                   ===========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES SMALL CAP SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $   186,550    $    591,899
 Net realized gain on investments . . . . . . .     1,462,220       5,566,031
 Unrealized appreciation on investments . . . .     2,281,753       7,966,226
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .     3,930,523      14,124,156
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .      (171,695)       (597,412)
 Net realized gain on investments . . . . . . .    (1,055,203)     (5,269,235)
                                                  -----------    ------------
                                                   (1,226,898)     (5,866,647)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    25,462,402      66,168,269
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .       171,695         597,412
  Distributions from net realized gain  . . . .     1,055,203       5,269,235
                                                  -----------    ------------
                                                   26,689,300      72,034,916
 Cost of shares redeemed  . . . . . . . . . . .    (4,756,656)    (18,839,546)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS. . . . . . . . . . . . . .    21,932,644      53,195,370
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    24,636,269      61,452,879
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .     3,104,877      27,741,146
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $27,741,146    $ 89,194,025
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $     14,855
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $    14,855    $      9,342
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .       234,111         482,269
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .         1,477           7,195
  Distributions from net realized gain  . . . .         9,076          34,411
                                                  -----------    ------------
                                                      244,664         523,875
 Redeemed . . . . . . . . . . . . . . . . . . .       (43,301)       (139,206)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .       201,363         384,669
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                                   MAY 2, 1994(A)
                                      THROUGH       YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                        1994           1995           1996
                                   --------------  ------------  --------------
Net Asset Value, Beginning of
 Period. . . . . . . . . . . . .    $100.00          $ 96.61        $118.80
                                    -------          -------        -------
Income From Investment Operations
 Net Investment Income . . . . .       0.14             0.85           1.05
 Net Realized and Unrealized Gain
  (Loss) on Investments  . . . .      (3.38)           26.93          35.03
                                    -------          -------        -------
 Total From Investment
  Operations . . . . . . . . . .      (3.24)           27.78          36.08
                                    -------          -------        -------
Less Distributions
 Dividends From Net Investment
  Income . . . . . . . . . . . .      (0.15)           (0.78)         (1.03)
 Distributions From Net Realized
  Capital Gains  . . . . . . . .       0.00            (4.81)         (9.56)
                                    -------          -------        -------
 Total Distributions . . . . . .      (0.15)           (5.59)        (10.59)
                                    -------          -------        -------
Net Asset Value, End of
 Period  . . . . . . . . . . . .    $ 96.61          $118.80        $144.29
                                    =======          =======        =======
TOTAL RETURN (%) . . . . . . . .      (3.23)(c)        28.88          30.67
Ratio of Operating Expenses to
 Average Net Assets (%)  . . . .       1.00 (b)         1.00           1.00
Ratio of Net Investment Income to
 Average Net Assets (%)  . . . .       0.32 (b)         1.26           1.15
Portfolio Turnover Rate (%)  . .         80 (b)           98             62
Average Commission Rate (d)  . .         --               --        $0.0568
Net Assets, End of
 Period (000)  . . . . . . . . .    $ 3,105          $27,741        $89,194
The ratios of expenses to average
 net assets without giving effect
 to the voluntary expense
 agreement described in Note 4 to
 the Financial Statements would
 have been (%) . . . . . . . . .       2.31 (b)         1.91           1.29



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

DRAYCOTT INTERNATIONAL EQUITY SERIES*
PORTFOLIO MANAGERS: NICHOLAS CARN, TIMOTHY GRIFFEN,
GREGORY ECKERSLEY AND NIGEL HANKIN
DRAYCOTT PARTNERS, LTD.


 [PHOTOS OF NICHOLAS  CARN, TIM GRIFFEN, GREGORY ECKERSLEY AND NIGEL HANKIN]






Q. HOW DID THE DRAYCOTT INTERNATIONAL EQUITY SERIES PERFORM IN 1996?

A. The Series generated 6.67% total return for the year ended December 31, 1996, this compares favorably to the Morgan Stanley Capital Europe Australasia Far East (EAFE) Index/2/, which returned 6.36% for the same period.

The Series' performance was most influenced by its relatively large exposure to the Japanese stock market. The perception that the Japanese domestic economy was weakening as the fiscal stimulus of the first quarter subsided, caused the stock market to deteriorate once again in the second half. In addition, the Japanese stocks in the Series' portfolio as a whole underperformed the Japanese broad market indexes.

European markets, however, staged a second half recovery from a weak showing at the beginning of the year. The world economy continued to register steady non-inflationary growth, due in part to the desynchronization of the European and Japanese economies and also to the continued slow, steady growth of the U.S. economy. It should be noted that exposure to the UK, Spain and Italy benefited performance as interest rates fell further.

Unprecedented earnings growth and a decline in long-term interest rates in Japan during the year slowed the Japanese stock market. This environment contrasts sharply to the U.S. stock market, where earnings growth slowed, long term interest rates rose and fell, and the equity risk premium declined to historical lows. Consequently, we believe that the underperformance of the Japanese stock market in 1996 is mostly attributable to an unprecedented rise in equity risk premiums.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Through the first half of the year we maintained a weighting in Japan below that of the EAFE Index, the Series was overweighted in the UK and underweighted in East Asia, while we kept our continental European holdings broadly in line with the EAFE Index.

In the Fall, we increased our investments in Japan, primarily because of lower stock market performance and signs of improvement in the Japanese economy.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?*

A. Global monetary policy is currently very accommodative and global interest rates are at twenty-year lows. Some of the challenges facing the world economy--continuing balance-sheet problems in Japan, high labor costs and rigid labor markets in Europe, together with the legacy of exchange rate overvaluation and the prospect of tight fiscal policy to remedy the effects of the long recession in Japan and the wish to meet the Maastricht criteria in Europe.

We believe that this policy mix generally favors world stock markets in the coming months. The discount rate applied to future earnings is likely to remain low while an environment of low economic volatility favors companies restructuring efforts.

* On January 22, 1997, the Board of Trustees of New England Zenith Fund approved a new subadvisory agreement relating to the Draycott International Equity Series between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). This new agreement, is expected to become effective May 1, 1997 (subject to shareholder approval). Under this new agreement MSAM would become subadviser of the Series, succeeding Draycott Partners, Ltd. and would be responsible for the day to day management of the Series. The new name of the Series will be Morgan Stanley International Magnum Equity Series.

  [A CHART APPEARS HERE COMPARING A $10,000

INVESTMENT IN THE SERIES COMPARED TO AN INDEX]





                 International

                 Equity Series         EAFE


10/31/94             10000             10000

1994                 10260              9555

1995                 10879             10455

1996                 11627             10915




FUND FACTS

GOAL: Total return from long-term growth of capital and dividend income, primarily through investment in international equity securities.

START DATE: October 31, 1994

SIZE: $39 million as of December 31, 1996

MANAGERS: Nicholas Carn, Timothy Griffen, Gregory Eckersley and Nigel Hankin have served as portfolio managers since the Series' inception in 1994. Each have also served as portfolio manager of New England International Equity Fund since 1991. They also have managed the Maxim Series Fund--Foreign Equity Portfolio since November 1994.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--93.3% OF TOTAL NET ASSETS

SHARES                                                  VALUE (A)
         AUSTRALIA--4.8%
 28,800  Australian & New Zealand Bank Group,
          144A(d)  . . . . . . . . . . . . . . . . .    $  181,531
 28,900  Boral Ltd.  . . . . . . . . . . . . . . . .        82,237
  9,200  Broken Hill Proprietary Co., 144A(d)  . . .       131,042
 18,100  Capral Aluminum . . . . . . . . . . . . . .        57,547
 40,250  Fairfax, John . . . . . . . . . . . . . . .        91,179
  8,200  Lend Lease Corp., 144A(d) . . . . . . . . .       159,033
 29,500  News Corp.  . . . . . . . . . . . . . . . .       155,695
 21,800  Normandy Mining Ltd.  . . . . . . . . . . .         7,278
100,400  Normandy Mining Ltd. Warrants . . . . . . .       138,857
 50,400  North Ltd.  . . . . . . . . . . . . . . . .       147,422
 81,000  Oil Search Ltd. . . . . . . . . . . . . . .       157,738
 48,000  QNI Limited . . . . . . . . . . . . . . . .        96,527
 27,400  Southcorp Holdings Ltd. . . . . . . . . . .        87,115
  9,000  Wesfarmers  . . . . . . . . . . . . . . . .        62,952
 31,100  Westpac Bank Corp.  . . . . . . . . . . . .       176,994
 26,500  WMC Ltd.  . . . . . . . . . . . . . . . . .       167,034
                                                        ----------
                                                         1,900,181
                                                        ----------
         BELGIUM--1.2%
  3,630  Delhaize Le Lion, 144A(d) . . . . . . . . .       215,666
  1,270  Glaverbel . . . . . . . . . . . . . . . . .       147,504
    740  Powerfin  . . . . . . . . . . . . . . . . .       113,120
                                                        ----------
                                                           476,290
                                                        ----------
         DENMARK--0.8%
  1,300  BG Bank . . . . . . . . . . . . . . . . . .        60,909
  2,000  Crisplant Industries  . . . . . . . . . . .        96,761
  6,470  ISS International
          Service Systems, 144A(d) . . . . . . . . .       170,240
                                                        ----------
                                                           327,910
                                                        ----------
         FINLAND--2.1%
  2,535  Huhtamaki OY  . . . . . . . . . . . . . . .       117,933
  7,720  Kesko . . . . . . . . . . . . . . . . . . .       108,919
    870  Kone Corp.  . . . . . . . . . . . . . . . .        96,078
  1,800  Metra AB  . . . . . . . . . . . . . . . . .       101,348
  2,200  Raison Tehtaat  . . . . . . . . . . . . . .       138,696
 12,860  UPM Kymmene OY  . . . . . . . . . . . . . .       269,780
                                                        ----------
                                                           832,754
                                                        ----------
         GERMANY--8.6%
  3,630  Adidas AG . . . . . . . . . . . . . . . . .       313,745
    180  Bayer Motoren Werk  . . . . . . . . . . . .       125,513
    190  Boss Hugo AG  . . . . . . . . . . . . . . .       238,673
  3,950  Deutsche Telekom  . . . . . . . . . . . . .        83,297
  3,460  Henkel Kgaa . . . . . . . . . . . . . . . .       173,810
 11,350  Hoechst AG  . . . . . . . . . . . . . . . .       536,226
 23,850  Lufthansa AG, 144A(d) . . . . . . . . . . .       325,481
  1,130  Mannesmann AG,144A(d) . . . . . . . . . . .       489,804
  1,200  Preussag AG . . . . . . . . . . . . . . . .       271,770
  1,590  SGL Carbon, 144A(d) . . . . . . . . . . . .       200,455
  6,350  Tarkett AG  . . . . . . . . . . . . . . . .       126,686
  8,510  Veba AG . . . . . . . . . . . . . . . . . .       492,195
                                                        ----------
                                                         3,377,655
                                                        ----------





SHARES                                      VALUE (A)
         GREAT BRITAIN--26.8%
 42,400  BAA  . . . . . . . . . . . . .    $   351,578
 47,400  BTR  . . . . . . . . . . . . .        231,437
 23,000  BPB  . . . . . . . . . . . . .        151,311
 48,350  Barclays . . . . . . . . . . .        828,751
 23,200  Bass . . . . . . . . . . . . .        326,716
 29,450  British Aerospace  . . . . . .        644,802
 28,400  British Petroleum  . . . . . .        340,586
 29,700  British Sky Broadcasting . . .        265,606
 45,850  British Telecommunication  . .        310,275
 35,700  Cadbury Schweppes  . . . . . .        301,527
 40,000  Caradon PLC  . . . . . . . . .        164,468
 31,675  Carlton Communications . . . .        277,624
 10,765  EMI Group  . . . . . . . . . .        254,463
 35,900  General Electric Co. PLC . . .        235,561
 27,850  Glaxo Wellcome . . . . . . . .        453,272
 29,300  Greenalls Group  . . . . . . .        295,158
177,450  Hanson . . . . . . . . . . . .        249,287
 39,100  IMI  . . . . . . . . . . . . .        250,529
 35,700  J. Sainsbury . . . . . . . . .        236,695
116,800  Ladbroke Group . . . . . . . .        464,239
 80,650  National Grid Group  . . . . .        269,432
 19,750  National Westminster . . . . .        232,114
 98,250  Orange . . . . . . . . . . . .        318,130
 19,850  Pearson  . . . . . . . . . . .        253,354
 62,200  Rank Group . . . . . . . . . .        466,740
 29,920  Reed International . . . . . .        562,826
 17,750  Reuters Holdings . . . . . . .        228,223
 16,520  Shell Transportation &
          Trading . . . . . . . . . . .        286,418
 18,450  Smithkline Beecham . . . . . .        255,398
 98,400  Telewest Communication . . . .        208,196
 44,150  Ti Group . . . . . . . . . . .        437,945
 89,100  Toxkins  . . . . . . . . . . .        412,147
                                           -----------
                                            10,564,808
                                           -----------
         ITALY--3.4%
 73,250  BCA Fideuram SPA . . . . . . .        161,034
 83,000  ENI Spa  . . . . . . . . . . .        425,943
 28,700  Edison . . . . . . . . . . . .        181,621
 51,950  Saipem, 144A(d)  . . . . . . .        239,032
 90,800  Stet . . . . . . . . . . . . .        306,757
                                           -----------
                                             1,314,387
                                           -----------
         JAPAN--28.6%
 23,000  Asahi Glass Co.  . . . . . . .        216,475
 22,000  Dai Nippon Printing  . . . . .        385,632
 87,000  Daiwa Bank . . . . . . . . . .        454,494
  9,000  Daiwa Securities, 144A(d)  . .         80,045
 16,000  Denso Corp.  . . . . . . . . .        385,459
     72  East Japan Railway, 144A(d)  .        323,910
 26,000  Fuji Bank  . . . . . . . . . .        379,415
  1,000  Hitachi  . . . . . . . . . . .          9,326
151,000  Hokkaido Takushoku, 144A(d)  .        293,368
 67,000  Ishikawajima Har . . . . . . .        297,945
 18,000  Kirin Brewery Co.  . . . . . .        177,187


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                                  VALUE (A)
         JAPAN--(CONTINUED)
 26,000  Matsushita Electronic Industries,
          144A(d) . . . . . . . . . . . . . . . . .    $   424,316
 21,000  Mitsubishi Corp., 144A(d)  . . . . . . . .        217,598
 40,000  Mitsubishi Chemical  . . . . . . . . . . .        129,522
 21,000  Mitsubishi Logistic  . . . . . . . . . . .        271,997
 23,000  Mitsubishi Heavy Industry, Ltd., 144A(d) .        182,713
 23,000  Mitsui & Co. . . . . . . . . . . . . . . .        186,685
 43,000  Mitsukoshi . . . . . . . . . . . . . . . .        305,207
 21,000  Mitsui Fudosan Co., 144A(d)  . . . . . . .        210,344
  7,000  Nintendo Co. . . . . . . . . . . . . . . .        501,079
 70,000  Nippon Credit Bank . . . . . . . . . . . .        184,354
 93,000  Nippon Steel Corp. . . . . . . . . . . . .        274,639
     31  Nippon Telephone & Telegraph Corp. . . . .        235,023
 16,000  Nomura Securities  . . . . . . . . . . . .        240,394
 43,000  Odakyu Electric Railway  . . . . . . . . .        258,052
 18,000  Onward Kashiyama . . . . . . . . . . . . .        253,346
 96,000  Osaka Gas Co.  . . . . . . . . . . . . . .        262,775
 23,000  Ricoh Co.  . . . . . . . . . . . . . . . .        264,139
 21,000  Sakura Bank  . . . . . . . . . . . . . . .        150,142
 21,000  Sanwa Bank, 144A(d)  . . . . . . . . . . .        286,504
 36,000  Sato Kogyo Co. . . . . . . . . . . . . . .        125,585
  9,000  Secom Co.  . . . . . . . . . . . . . . . .        544,772
  5,000  Sony Corp. . . . . . . . . . . . . . . . .        327,692
 12,000  Sumitomo Bank, 144A(d) . . . . . . . . . .        173,042
  1,000  Sumitomo Marine & Fire, 144A(d)  . . . . .          6,217
 39,000  Taisei Corp. . . . . . . . . . . . . . . .        202,055
 17,000  Takashimaya Co.  . . . . . . . . . . . . .        204,041
 34,000  Tokai Bank . . . . . . . . . . . . . . . .        355,237
 20,000  Tokyo Electric Power Co. . . . . . . . . .        438,649
 23,000  Toto . . . . . . . . . . . . . . . . . . .        262,154
  8,000  Toyota Motor Corp. . . . . . . . . . . . .        230,032
 26,000  Yakult Honsha Co.  . . . . . . . . . . . .        269,407
 65,000  Yasuda Trust & Banking . . . . . . . . . .        275,581
                                                       -----------
                                                        11,256,549
                                                       -----------
         NETHERLANDS--4.2%
  2,250  ABN Amro Holdings NV . . . . . . . . . . .        146,481
  1,060  Akzo Nobel NV  . . . . . . . . . . . . . .        144,894
  1,800  CSM NV . . . . . . . . . . . . . . . . . .        100,087
 16,200  Fortis Amev NV . . . . . . . . . . . . . .        567,680
  2,300  Kon Ahrend NV  . . . . . . . . . . . . . .        128,289
 13,600  Vendex International . . . . . . . . . . .        582,126
                                                       -----------
                                                         1,669,557
                                                       -----------
         NORWAY--2.1%
 13,100  Benor Tankers. . . . . . . . . . . . . . .         85,394
  4,500  Narvesen ASA . . . . . . . . . . . . . . .        132,700
  2,000  Orkla ASA  . . . . . . . . . . . . . . . .        138,132
 10,000  Schibsted ASA  . . . . . . . . . . . . . .        182,366
  9,450  Smedvig  . . . . . . . . . . . . . . . . .        192,136
  7,400  Unitor A/S . . . . . . . . . . . . . . . .         94,178
                                                       -----------
                                                           824,906
                                                       -----------
         SPAIN--3.5%
  2,880  Abengoa SA . . . . . . . . . . . . . . . .         99,827
 10,250  Autupistas del Mare  . . . . . . . . . . .        161,063
  7,200  BCO Santander SA . . . . . . . . . . . . .        460,866





SHARES                                                  VALUE (A)
65,250  Corp Fin Reunido  . . . . . . . . . . . . .    $   214,107
 4,300  Repsol SA . . . . . . . . . . . . . . . . .        164,945
 4,000  Tabacalera SA . . . . . . . . . . . . . . .        172,232
 6,800  Viscofan Envoltura  . . . . . . . . . . . .         99,519
                                                       -----------
                                                         1,372,559
                                                       -----------
        SWEDEN--0.4%
 8,300  Scandic Hotels AB . . . . . . . . . . . . .        138,741
                                                       -----------
        SWITZERLAND--6.8%
   425  Alusuisse Lonza HD  . . . . . . . . . . . .        338,793
   907  Adecco SA . . . . . . . . . . . . . . . . .        227,682
    79  Baloise Holdings  . . . . . . . . . . . . .        158,767
   250  Danzas Holding  . . . . . . . . . . . . . .        277,363
   244  Nestle SA . . . . . . . . . . . . . . . . .        261,956
   227  Novartis AG . . . . . . . . . . . . . . . .        259,986
    52  Roche Holdings AG . . . . . . . . . . . . .        404,617
   172  Schindler Holdings AG . . . . . . . . . . .        186,971
   227  Swissair  . . . . . . . . . . . . . . . . .        183,669
 2,400  Tag Heuer . . . . . . . . . . . . . . . . .        387,299
                                                       -----------
                                                         2,687,103
                                                       -----------
        Total Common Stocks
         (Identified Cost $34,842,843)  . . . . . .     36,743,400
                                                       -----------



 SHORT-TERM INVESTMENT--2.1%

  FACE
 AMOUNT
$845,000  Repurchase agreement with State Street Bank &
           Trust Company dated 12/31/96 at 4.750% to be
           repurchased at $845,223 on 1/02/97
           collateralized by $675,000 U.S. Treasury
           Notes 8.875% due 8/15/17 with a value of
           $865,055 . . . . . . . . . . . . . . . . . .        845,000
                                                           -----------
          Total Short-Term Investment
           (Identified Cost $845,000) . . . . . . . . .        845,000
                                                           -----------
          Total Investments--95.4%
           (Identified Cost $35,687,843)(b) . . . . . .     37,588,400
          Other assets less liabilities(c)  . . . . . .      1,803,786
                                                           -----------
          TOTAL NET ASSETS--100%  . . . . . . . . . . .    $39,392,186
                                                           ===========



(a) See Note 1a.
(b) Federal Tax Information: At December 31,1996 the net unrealized appreciation on investments based on cost of $35,771,235 for federal income tax purposes was as follows:

     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost  . . . . . . . . . . . . .    $ 3,909,393
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value  . . . . . . . . . . . . . . .     (2,092,228)
                                                        -----------
     Net unrealized appreciation . . . . . . . . . .    $ 1,817,165
                                                        ===========



(c) Including deposits in foreign denominated currencies with a value of $1,642,744 and a cost of $1,640,556.
(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value . . . . . . . . . .              $37,588,400
 Cash . . . . . . . . . . . . . . . . . .                      716
 Foreign cash at value
  (Cost $1,640,556) . . . . . . . . . . .                1,642,744
 Receivable for:
  Fund shares sold  . . . . . . . . . . .                  178,332
  Securities sold . . . . . . . . . . . .                  162,550
  Dividends and interest  . . . . . . . .                   46,471
  Foreign taxes . . . . . . . . . . . . .                    9,279
 Unamortized organization expense . . . .                    5,688
                                                       -----------
                                                        39,634,180
LIABILITIES
 Payable for:
  Securities purchased  . . . . . . . . .   $ 42,498
  Fund shares redeemed  . . . . . . . . .    101,049
  Withholding taxes . . . . . . . . . . .      5,779
 Accrued expenses:
  Management fees . . . . . . . . . . . .     34,246
  Deferred trustees' fees . . . . . . . .        277
  Other expenses  . . . . . . . . . . . .     58,145
                                            --------
                                                           241,994
                                                       -----------
                                                       $39,392,186
                                                       ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in . . . . . . . . . . . .              $37,517,658
  Overdistributed net investment income .                  (55,074)
  Accumulated net realized gain . . . . .                   21,291
  Unrealized appreciation on investments
   and foreign currency . . . . . . . . .                1,908,311
                                                       -----------
NET ASSETS  . . . . . . . . . . . . . . .              $39,392,186
                                                       ===========
Computation of offering price:
Net asset value and redemption price per
 share ($39,392,186 divided by 3,490,576
 shares of beneficial interest) . . . . .              $     11.29
                                                       ===========
Identified cost of investments  . . . . .              $35,687,843
                                                       ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends . . . . . . . . . . . . . . . .                 $  448,320(a)
 Interest  . . . . . . . . . . . . . . . .                    113,890
                                                           ----------
                                                              562,210
EXPENSES
 Management fees . . . . . . . . . . . . .   $  256,659
 Trustees' fees and expenses . . . . . . .       10,340
 Custodian . . . . . . . . . . . . . . . .      145,265
 Audit and tax services  . . . . . . . . .       21,500
 Legal . . . . . . . . . . . . . . . . . .       11,566
 Printing  . . . . . . . . . . . . . . . .       14,701
 Amortization of organization
  expenses . . . . . . . . . . . . . . . .        2,017
 Miscellaneous . . . . . . . . . . . . . .       11,335
                                             ----------
   Total expenses  . . . . . . . . . . . .      473,383
   Less expenses assumed by the investment
    adviser. . . . . . . . . . . . . . . .     (102,652)      370,731
                                             ----------    ----------
NET INVESTMENT INCOME  . . . . . . . . . .                    191,479
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
  Investments--net . . . . . . . . . . . .      727,827
  Foreign currency transactions--net . . .     (191,286)
                                             ----------
  Net realized gain on investments and
   foreign currency transactions . . . . .      536,541
                                             ----------
 Unrealized appreciation (depreciation) on:
  Investments--net . . . . . . . . . . . .    1,298,183
  Foreign currency transactions--net . . .     (246,903)
                                             ----------
  Net unrealized appreciation on
   investments and foreign currency
   transactions. . . . . . . . . . . . . .    1,051,280
                                             ----------
Net gain on investment transactions  . . .                  1,587,821
                                                           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                 $1,779,300
                                                           ==========



(a) Net of foreign taxes of: $68,624.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DRAYCOTT INTERNATIONAL EQUITY SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   123,277    $   191,479
 Net realized gain (loss) on investments and
  foreign currency transactions  . . . . . . . .      (125,269)       536,541
 Unrealized appreciation on investments and
  foreign currency transactions  . . . . . . . .       798,519      1,051,280
                                                   -----------    -----------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . . .       796,527      1,779,300
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (123,277)       (50,813)
 In excess of net investment income  . . . . . .       (48,516)             0
 Net realized gain on investments  . . . . . . .             0       (542,008)
                                                   -----------    -----------
                                                      (171,793)      (592,821)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .    16,189,698     30,118,413
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       171,793         50,813
  Distributions from net realized gain . . . . .             0        542,008
                                                   -----------    -----------
                                                    16,361,491     30,711,234
 Cost of shares redeemed . . . . . . . . . . . .    (3,707,935)    (8,773,034)
                                                   -----------    -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . . .    12,653,556     21,938,200
                                                   -----------    -----------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . . .    13,278,290     23,124,679
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     2,989,217     16,267,507
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $16,267,507    $39,392,186
                                                   ===========    ===========
OVERDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $         0    $    (6,800)
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $    (6,800)   $   (55,074)
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .     1,564,292      2,705,127
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        16,055          4,565
  Distributions from net realized gain . . . . .             0         48,698
                                                   -----------    -----------
                                                     1,580,347      2,758,390
 Redeemed  . . . . . . . . . . . . . . . . . . .      (355,736)      (784,531)
                                                   -----------    -----------
 Net change  . . . . . . . . . . . . . . . . . .     1,224,611      1,973,859
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $ 10.23        $ 10.73
                                  ------             -------        -------
Income From Investment
 Operations
 Net Investment Income . .          0.03                0.09           0.06
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .          0.23                0.53           0.68
                                  ------             -------        -------
 Total From Investment
  Operations . . . . . . .          0.26                0.62           0.74
                                  ------             -------        -------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.02)              (0.09)         (0.02)
 Distributions in Excess of
  Net Investment Income  .          0.00               (0.03)          0.00
 Distributions From Net
  Realized Capital Gains .          0.00                0.00          (0.16)
 Distributions From Paid-in
  Capital. . . . . . . . .         (0.01)               0.00           0.00
                                  ------             -------        -------
 Total Distributions . . .         (0.03)              (0.12)         (0.18)
                                  ------             -------        -------
Net Asset Value, End of
 Period. . . . . . . . . .        $10.23             $ 10.73        $ 11.29
                                  ======             =======        =======
TOTAL RETURN (%) . . . . .          2.60(c)             6.03           6.67
Ratio of Operating Expenses
 to Average Net
 Assets (%)  . . . . . . .          1.30(b)             1.30           1.30
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          2.56(b)             1.29           0.67
Portfolio Turnover
 Rate (%)  . . . . . . . .             4(b)               89             64
Average Commission
 Rate (d)  . . . . . . . .            --                  --        $0.0204
Net Assets, End of
 Period (000)  . . . . . .        $2,989             $16,268        $39,392
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          5.38(b)             3.12           1.66



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

ALGER EQUITY GROWTH SERIES
PORTFOLIO MANAGER: DAVID D. ALGER
FRED ALGER MANAGEMENT, INC.


[PHOTO OF DAVID D. ALGER]





Q. HOW DID THE ALGER EQUITY GROWTH SERIES PERFORM IN 1996?

A. 1996 proved to be an interesting and turbulent time in the market. In January, the Alger Equity Growth Series was coming off an extraordinary year, having significantly outperformed all relevant major market indices. During the past twelve months, however, it has been much more difficult to outperform the market. Although the portfolio posted a positive return of 13.17%, it lagged its benchmark index, the S&P 500 Index/19/, which returned 22.90% for the year.

In a sense, this past year has been almost a cycle. We began with the assumption that the economy was exceedingly weak, went through a period from mid-March to late October during which the popular view was that the economy was too strong, and then moved back in the direction to close the year where we began it.

The economic uncertainty which existed throughout most of the year resulted in defensive positioning of investors. Consequently, there was a flight to blue-chip stocks. Therefore, both the Dow Jones Industrial Average and the S&P 500 Index/ /enjoyed very strong years. It appears that the performance of the S&P 500 was primarily driven by a handful of blue-chip type stocks noted for stable and predictable earnings growth. The portfolio typically invests in stocks of companies that are expected to grow their earnings at a faster rate (25% and above). Thus, the portfolio did not perform as well as funds largely investing in blue chip companies or broad market indices. In addition, many of the growth stocks the portfolio invested in were hit more severely during the sell off in July and recovered less impressively.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Although there were shifts within the portfolio, our strategy remained consistent, emphasizing the individual selection of quality growth stocks through in-depth, internal research conducted by talented analysts. At no time during the course of the year did we stray from the philosophy and process that have driven our long term success as an investment manager.

One specific area which contributed to underperformance was our failure to foresee the earnings collapse of the HMO's. As a result, many medical technology companies we owned did very poorly after the first quarter.

Although the portfolio remained diversified, owning many stocks across numerous sectors, several key holdings impacted performance. Intel and Adaptec, for instance, performed exceptionally well in spite of significant volatility within their sector. Glenayre Technologies, which the portfolio held at year end, fell victim to this volatility, and performance was disappointing.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. The good news is that we feel that the factors which have contributed to our recent performance are now behind us, setting the stage for a strong rebound in 1997. We continue to maintain that economic growth is not overly robust. Factors which support our belief include a recent drop in the price of gold, the rising dollar and slowing corporate profits. We contend that the stock market continues to be undervalued relative to the bond market. Furthermore, we feel that growth stocks are undervalued relative to the rest of the stock market. Currently, good quality growth stocks, which typically trade in the range of 1.5 to 2.5 times the market multiple, are trading at 1.3 times based on our 1997 estimated earnings per share: below the low-end of the historical range. In other words, investors are paying only a very small premium for quality growth stocks, such as those in the portfolio. As it becomes clearer in the months ahead that the economy is expanding at a noninflationary, steady pace, we expect that investor confidence will rebound and premiums for growth stocks will expand. This should translate into strong performance potential for the portfolio.



                 Alger Equity

                 Growth Series    S&P 500


10/31/94             10000         10000

1994                  9580          9794

1995                 14245         13461

1996                 16122         16544




FUND FACTS

GOAL: Long-term capital appreciation.

START DATE: October 31, 1994

SIZE: $120 million as of December 31, 1996

MANAGER: David D. Alger, President and Chief Financial Officer (since 1975), Executive Vice President, portfolio Manager and Director of Research (since
1971), Fred Alger Management, Inc.; Portfolio Manager, The Alger Growth Portfolio (since 1986), The Alger American Fund Growth Portfolio (since 1989) and the Alger Retirement Fund (since 1993).

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--93.9% OF TOTAL NET ASSETS

SHARES                                         VALUE (A)
         AEROSPACE--3.4%
 25,700  Boeing Co.    . . . . . . . . . .    $  2,733,837
 31,500  Gulfstream Aerospace Corp.
          New(c) . . . . . . . . . . . . .         763,875
  9,100  United Technologies Corp.   . . .         600,600
                                              ------------
                                                 4,098,312
                                              ------------
         APPAREL--0.6%
 15,000  Tommy Hilfiger Corp.(c) . . . . .         720,000
                                              ------------
         BANKS--5.3%
 28,000  Chase Manhattan Corp.   . . . . .       2,499,000
 37,900  Citicorp  . . . . . . . . . . . .       3,903,700
                                              ------------
                                                 6,402,700
                                              ------------
         BIO TECHNOLOGY--0.7%
 10,300  Amgen, Inc.(c)  . . . . . . . . .         560,063
  6,000  Biochem Pharmacy, Inc.(c) . . . .         301,500
                                              ------------
                                                   861,563
                                              ------------
         BUILDING & CONSTRUCTION--0.8%
 17,200  Case Corp.    . . . . . . . . . .         937,400
                                              ------------
         CASINOS & RESORTS--0.7%
 40,000  Mirage Resorts, Inc.    . . . . .         865,000
                                              ------------
         CHEMICALS--2.6%
 14,100  Avery Dennison Corp.    . . . . .         498,788
 68,500  Monsanto Co.    . . . . . . . . .       2,662,937
                                              ------------
                                                 3,161,725
                                              ------------
         COMMUNICATIONS--4.4%
 14,300  LCI International, Inc.(c)  . . .         307,450
  9,000  Lucent Technologies, Inc.   . . .         416,250
 12,400  Nokia Corp.   . . . . . . . . . .         714,550
 16,000  PictureTel Corp.(c)   . . . . . .         416,000
 18,000  QUALCOMM, Inc.(c)   . . . . . . .         717,750
 18,500  Telecomunicacoes Brasileiras  . .       1,415,250
 48,700  Worldcom, Inc.(c) . . . . . . . .       1,269,244
                                              ------------
                                                 5,256,494
                                              ------------
         COMMUNICATIONS EQUIPMENT--6.3%
 19,300  Ascend Communications, Inc.(c)  .       1,199,013
 12,200  Cascade Communications
          Corp.(c) . . . . . . . . . . . .         672,525
 59,000  Cisco Systems, Inc.(c)  . . . . .       3,753,875
 20,000  Glenayre Technologies, Inc.(c)  .         431,250
 13,200  PairGain Technologies, Inc.   . .         401,775
 30,800  Tellabs, Inc.(c)  . . . . . . . .       1,158,850
                                              ------------
                                                 7,617,288
                                              ------------
         COMPUTER RELATED & BUSINESS EQUIPMENT--6.0%
 82,502  First Data Corp.    . . . . . . .       3,011,323
 39,000  Ingram Micro, Inc.(c)   . . . . .         897,000
 48,600  Sun Microsystems, Inc.    . . . .       1,248,413
 28,500  3Com Corp.(c) . . . . . . . . . .       2,091,187
                                              ------------
                                                 7,247,923
                                              ------------





SHARES                                                VALUE (A)
         COMPUTER SERVICES--0.4%
 16,200  SABRE Group Holdings, Inc.(c)    . . . .    $    451,575
                                                     ------------
         COMPUTER SOFTWARE--4.9%
  9,400  Computer Associates International,
          Inc.    . . . . . . . . . . . . . . . .         467,650
 25,000  Compuware Corp.(c) . . . . . . . . . . .       1,253,125
 54,900  Informix Corp.(c)  . . . . . . . . . . .       1,118,588
 28,600  Microsoft Corp.    . . . . . . . . . . .       2,363,075
 12,400  Parametric Technology Corp.    . . . . .         637,050
                                                     ------------
                                                        5,839,488
                                                     ------------
         COMPUTER TECHNOLOGY--2.4%
 71,500  Adaptec, Inc.(c) . . . . . . . . . . . .       2,860,000
                                                     ------------
         CONSUMER PRODUCTS--4.3%
 50,750  CUC International, Inc.(c) . . . . . . .       1,205,312
 11,000  Colgate Palmolive Co.    . . . . . . . .       1,014,750
 39,500  Nike, Inc.   . . . . . . . . . . . . . .       2,360,125
 12,000  Tyco International, Ltd.   . . . . . . .         634,500
                                                     ------------
                                                        5,214,687
                                                     ------------
         CONGLOMERATE--2.0%
 24,500  General Electric Co.   . . . . . . . . .       2,422,437
                                                     ------------
         DEFENSE--1.8%
  3,000  Lockheed Martin Corp.    . . . . . . . .         274,500
 45,400  Sundstrand Corp.   . . . . . . . . . . .       1,929,500
                                                     ------------
                                                        2,204,000
                                                     ------------
         ELECTRONICS--1.1%
 26,300  Hewlett-Packard Co.    . . . . . . . . .       1,321,575
                                                     ------------
         ENERGY & ENERGY SERVICES--3.1%
 19,000  Halliburton Co.    . . . . . . . . . . .       1,144,750
 18,500  Schlumberger, Ltd.   . . . . . . . . . .       1,847,687
 15,000  Tidewater, Inc.    . . . . . . . . . . .         678,750
                                                     ------------
                                                        3,671,187
                                                     ------------
         FINANCE--5.3%
 29,400  American International Group, Inc.   . .       3,182,550
 39,500  Green Tree Financial Corp.   . . . . . .       1,525,687
 13,000  MBNA Corp.   . . . . . . . . . . . . . .         539,500
 39,300  Money Store, Inc.    . . . . . . . . . .       1,085,663
                                                     ------------
                                                        6,333,400
                                                     ------------
         FINANCIAL SERVICES--1.9%
 37,700  Charles Schwab Corp.   . . . . . . . . .       1,206,400
 35,000  Equifax, Inc.    . . . . . . . . . . . .       1,071,875
                                                     ------------
                                                        2,278,275
                                                     ------------
         FOOD CHAINS--0.5%
 14,000  Safeway, Inc.    . . . . . . . . . . . .         598,500
                                                     ------------
         HEALTH CARE--8.9%
 11,000  Boston Scientific Corp.(c)   . . . . . .         660,000
 45,500  Columbia/HCA Healthcare Corp.    . . . .       1,854,125


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                          VALUE (A)
         HEALTH CARE--(CONTINUED)
 33,100  Eli Lilly & Co.  . . . . . . . . .    $  2,416,300
 40,900  Merck & Co.  . . . . . . . . . . .       3,241,325
 33,600  Warner-Lambert Co. . . . . . . . .       2,520,000
                                               ------------
                                                 10,691,750
                                               ------------
         LEISURE & ENTERTAINMENT--0.8%
 56,000  International Game Technology  . .       1,022,000
                                               ------------
         MEDICAL SERVICES--1.6%
 28,000  Medtronic, Inc.  . . . . . . . . .       1,904,000
                                               ------------
         MISCELLANEOUS--3.1%
 33,200  Loewen Group, Inc. . . . . . . . .       1,298,950
 87,600  Service Corp. International  . . .       2,452,800
                                               ------------
                                                  3,751,750
                                               ------------
         OIL & GAS--0.5%
 12,100  BJ Services Co.(c) . . . . . . . .         617,100
                                               ------------
         PHARMACEUTICALS--1.5%
  5,100  Bristol-Myers Squibb Co. . . . . .         554,625
 14,500  Pfizer, Inc. . . . . . . . . . . .       1,201,688
                                               ------------
                                                  1,756,313
                                               ------------
         POLLUTION CONTROL--1.3%
 51,000  USA Waste Services, Inc.(c)  . . .       1,625,625
                                               ------------
         RESTAURANTS & LODGING--2.5%
 36,200  Boston Chicken, Inc.(c)  . . . . .       1,298,675
 55,800  Lone Star Steakhouse Saloon(c) . .       1,492,650
  8,900  Outback Steakhouse, Inc.(c)  . . .         238,075
                                               ------------
                                                  3,029,400
                                               ------------
         RETAILING--7.8%
 15,700  Cintas Corp. . . . . . . . . . . .         922,375
 18,500  Dollar General Corp. . . . . . . .         592,000
 22,800  Gucci Group NY, Inc.(c)  . . . . .       1,456,350
 58,500  Home Depot, Inc. . . . . . . . . .       2,932,312
 15,000  Nine West Group, Inc.(c) . . . . .         695,625
121,500  Officemax, Inc.(c) . . . . . . . .       1,290,938
 15,000  Rite Aid Corp. . . . . . . . . . .         596,250
 20,000  TJX Companies, Inc.  . . . . . . .         947,500
                                               ------------
                                                  9,433,350
                                               ------------
         SEMI-CONDUCTORS--7.4%
 33,500  Altera Corp.(c)  . . . . . . . . .       2,435,031
 29,900  Intel Corp.  . . . . . . . . . . .       3,915,031
 15,400  Linear Technology Corp.  . . . . .         675,675
 13,000  Maxim Integrated Products,
          Inc.(c) . . . . . . . . . . . . .         562,250
 36,200  Xilinx, Inc.(c)  . . . . . . . . .       1,332,613
                                               ------------
                                                  8,920,600
                                               ------------
         Total Common Stocks
          (Identified Cost $99,255,368) . .     113,115,417
                                               ------------



 SHORT-TERM INVESTMENTS--4.9%

   FACE
  AMOUNT                                           VALUE (A)
$3,000,000  Baltimore Gas & Electric Co.
             5.85% 01/07/97  . . . . . . . . .    $  2,997,075
 2,903,196  Seven Seas U.S. Government Money
             Market Fund . . . . . . . . . . .       2,903,196
                                                  ------------
            Total Short-Term Investments
             (Identified Cost $5,900,271)  . .       5,900,271
                                                  ------------
            Total Investments--98.8%
             (Identified Cost
             $105,155,639)(b)  . . . . . . . .     119,015,688
            Other assets less liabilities  . .       1,439,819
                                                  ------------
            TOTAL NET ASSETS--100% . . . . . .    $120,455,507
                                                  ============



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $105,368,896 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $ 16,735,570
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value. . . . . . . . . . .      (3,088,778)
                                                      ------------
      Net unrealized appreciation. . . . . . . . .    $ 13,646,792
                                                      ============



(c) Non-income producing security.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $119,015,688
 Cash  . . . . . . . . . . . . . . . . .                       2,209
 Receivable for:
  Fund shares sold . . . . . . . . . . .                     676,306
  Securities sold  . . . . . . . . . . .                   2,594,031
  Dividends and interest . . . . . . . .                      71,336
  Due from advisor . . . . . . . . . . .                      44,918
 Unamortized organization expense  . . .                       5,688
                                                        ------------
                                                         122,410,176
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $1,684,074
  Fund shares redeemed . . . . . . . . .      169,719
 Accrued expenses:
  Management fees  . . . . . . . . . . .       35,929
  Deferred trustees' fees  . . . . . . .          313
  Other expenses . . . . . . . . . . . .       64,634
                                           ----------
                                                           1,954,669
                                                        ------------
                                                        $120,455,507
                                                        ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $106,473,943
  Undistributed net investment income  .                       2,272
  Accumulated net realized gains . . . .                     119,243
  Unrealized appreciation on
   investments . . . . . . . . . . . . .                  13,860,049
                                                        ------------
NET ASSETS . . . . . . . . . . . . . . .                $120,455,507
                                                        ============
Computation of offering price:
Net asset value and redemption price per
 share ($120,455,507 divided by 7,733,167
 shares of beneficial interest)  . . . .                $      15.58
                                                        ============
Identified cost of investments . . . . .                $105,155,639
                                                        ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends . . . . . . . . . . . . . .              $   473,183(a)
 Interest  . . . . . . . . . . . . . .                  487,549
                                                    -----------
                                                        960,732
EXPENSES
 Management fees . . . . . . . . . . .   $620,895
 Trustees' fees and expenses . . . . .     11,316
 Custodian . . . . . . . . . . . . . .     52,986
 Audit and tax services  . . . . . . .     11,935
 Legal . . . . . . . . . . . . . . . .     11,567
 Printing  . . . . . . . . . . . . . .     40,276
 Amortization of organization
  expenses . . . . . . . . . . . . . .      2,017
 Miscellaneous . . . . . . . . . . . .      5,738
                                         --------
   Total expenses  . . . . . . . . . .                  756,730
                                                    -----------
NET INVESTMENT INCOME  . . . . . . . .                  204,002
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net . . . . . . . . . .                  965,295
 Unrealized appreciation on:
  Investments--net . . . . . . . . . .                9,359,159
                                                    -----------
Net gain on investment transactions  .               10,324,454
                                                    -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS. . . . . . . . . . . . . .              $10,528,456
                                                    ===========



(a) Net of foreign taxes of: $2,410.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(ALGER EQUITY GROWTH SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $    30,373    $    204,002
 Net realized gain on investments . . . . . . .       448,499         965,295
 Unrealized appreciation on investments . . . .     4,579,507       9,359,159
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .     5,058,379      10,528,456
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .       (30,373)       (206,060)
 In excess of net investment income . . . . . .          (993)              0
 Net realized gain on investments . . . . . . .    (1,285,986)              0
                                                  -----------    ------------
                                                   (1,317,352)       (206,060)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    47,127,562      92,225,724
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .        31,366         206,060
  Distributions from net realized gain  . . . .     1,285,986               0
                                                  -----------    ------------
                                                   48,444,914      92,431,784
 Cost of shares redeemed  . . . . . . . . . . .    (7,716,452)    (28,685,075)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . . . .    40,728,462      63,746,709
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    44,469,489      74,069,105
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .     1,916,913      46,386,402
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $46,386,402    $120,455,507
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $      1,354
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $     1,354    $      2,272
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .     3,648,304       6,311,990
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .         2,303          13,117
  Distributions from net realized gain  . . . .        94,419               0
                                                  -----------    ------------
                                                    3,745,026       6,325,107
 Redeemed . . . . . . . . . . . . . . . . . . .      (583,251)     (1,954,136)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .     3,161,775       4,370,971
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                              OCTOBER 31, 1994(A)
                                    THROUGH         YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                              -------------------  ------------  --------------
Net Asset Value, Beginning
 of Period  . . . . . . . .       $10.00             $  9.56       $  13.80
                                  ------             -------       --------
Income From Investment
 Operations
 Net Investment Income  . .         0.02                0.01           0.04
 Net Realized and
  Unrealized Gain (Loss)
  on Investments  . . . . .        (0.44)               4.65           1.78
                                  ------             -------       --------
 Total From Investment
  Operations  . . . . . . .        (0.42)               4.66           1.82
                                  ------             -------       --------
Less Distributions
 Dividends From Net
  Investment Income . . . .        (0.02)              (0.01)         (0.04)
 Distributions From Net
  Realized Capital Gains  .         0.00               (0.41)          0.00
                                  ------             -------       --------
 Total Distributions  . . .        (0.02)              (0.42)         (0.04)
                                  ------             -------       --------
Net Asset Value, End of
 Period . . . . . . . . . .       $ 9.56             $ 13.80       $  15.58
                                  ======             =======       ========
TOTAL RETURN (%)  . . . . .        (4.20)(c)           48.80          13.17
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . . . . .         0.85 (b)            0.85           0.90
Ratio of Net Investment
 Income to Average Net
 Assets (%) . . . . . . . .         1.07 (b)            0.14           0.24
Portfolio Turnover
 Rate (%) . . . . . . . . .           32 (b)             107             78
Average Commission
 Rate(d)  . . . . . . . . .           --                  --       $ 0.0716
Net Assets, End of
 Period (000) . . . . . . .       $1,917             $46,386       $120,456
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)  . . . . . .         2.74 (b)            2.45           0.90



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

CAPITAL GROWTH SERIES
PORTFOLIO MANAGER: G. KENNETH HEEBNER
CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP


[Photo Of G. Kenneth Heebner]




Q. HOW DID THE CAPITAL GROWTH SERIES PERFORM IN 1996?

A. A continuing strong economy, low-to-moderate inflation, and a relatively stable interest rate environment contributed to a strong stock market overall. The Series posted solid performance of 21.08% for the year, on top of 1995's return of 38.03%, as compared to the S&P 500 Index/19/ return of 37.44% and 22.90% for 1995 and 1996, respectively. Well-managed, moderate growth companies, which the Series favors, continue to be steady, long-term performers. Many offer double-digit growth rates, yet still sold at deep discounts, particularly in the first half of the year. Sectors that fueled the Series' performance included energy, banks, insurance and computers. Growth companies within these sectors, most notably Citicorp, Intel, Dell Computer and Chase Manhattan, performed admirably, benefiting from sustained, positive economic and market conditions.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Throughout 1996, we remained confident about the economy. We therefore maintained substantial positions in banking, energy and computing stocks, which held up well throughout the year after a strong start.

While 1996 may have presented an uphill battle for business in terms of earnings growth, nothing on the horizon seriously challenges this optimal business scenario. In recent years, price earnings ratios for companies, especially exotic technology firms, have risen to high levels not seen since the late 1960's. While some attractive values remain, they now are difficult to find. The Series' concentrated investment approach is well-suited to this type of market environment.

Our overall strategy of buying quality, long-term investments in well-established companies at reasonable prices remains in place.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. For the economy, we expect to see moderate growth with relatively low inflation, an environment that favors the type of growth companies that comprise your Series' portfolio. We will continue to avoid companies with high price/earnings ratios relative to high growth rates. Many investors, we believe, continue to be overly enthusiastic about growth without closely examining valuations.

More specifically, we will continue to invest in companies that are industry leaders that have reasonable valuations and proven track records. While periodic bursts of volatility may surface along the way, we feel that the companies we selected using this approach continue to hold potential for investor rewards over the long term.

 [A CHART APPEARS HERE COMPARING THE GROWTH

OF A $10,000 INVESTMENT COMPARED TO AN INDEX]





                 Capital Growth

                     Series       S&P 500


12/31/86             10000         10000

1987                 15270         10518

1988                 13928         12253

1989                 18212         16124

1990                 17577         15622

1991                 27068         20360

1992                 25430         21909

1993                 29240         24108

1994                 27171         24435

1995                 37504         33585

1996                 45409         41276




FUND FACTS

GOAL: Long-term growth of capital.

START DATE: August 26, 1983

SIZE: $1.1 billion as of December 31, 1996

MANAGER: G. Kenneth Heebner, since 1983; portfolio manager of New England Growth Fund since 1976; CGM Capital Development Fund since 1976; CGM Mutual Fund since 1981; CGM Realty Fund since May 1994; CGM Fixed Income Fund since June 1993.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--97.7% OF TOTAL NET ASSETS

  SHARES                                           VALUE (A)
            AEROSPACE--5.3%
   567,000  Boeing Co. . . . . . . . . . . . .    $ 60,314,625
                                                  ------------
            AIRLINES--2.3%
   415,000  UAL Corp.(c) . . . . . . . . . . .      25,937,500
                                                  ------------
            BANKS--MONEY CENTER--12.8%
   630,000  Chase Manhattan Corp.  . . . . . .      56,227,500
   871,000  Citicorp . . . . . . . . . . . . .      89,713,000
                                                  ------------
                                                   145,940,500
                                                  ------------
            BEVERAGES & TOBACCO--4.2%
 1,198,000  Anheuser-Busch Companies, Inc. . .      47,920,000
                                                  ------------
            COMPUTER SOFTWARE & SERVICES--3.2%
   244,000  Compaq Computer Corp.(c) . . . . .      18,117,000
   350,000  Dell Computer Corp.(c) . . . . . .      18,593,750
                                                  ------------
                                                    36,710,750
                                                  ------------
            ELECTRONIC COMPONENTS--6.8%
   593,000  Intel Corp.  . . . . . . . . . . .      77,645,937
                                                  ------------
            FOOD--RETAILERS/WHOLESALERS--9.8%
 1,063,000  Hershey Foods Corp.  . . . . . . .      46,506,250
   585,000  Philip Morris Companies, Inc.  . .      65,885,625
                                                  ------------
                                                   112,391,875
                                                  ------------
            HOME PRODUCTS & COSMETIC--2.6%
   275,000  Procter & Gamble Co. . . . . . . .      29,562,500
                                                  ------------
            INSURANCE--16.0%
   473,000  Aetna, Inc.  . . . . . . . . . . .      37,840,000
 1,165,000  Allstate Corp. . . . . . . . . . .      67,424,375
   603,850  American International
             Group, Inc. . . . . . . . . . . .      65,366,763
   200,000  Aon Corp.  . . . . . . . . . . . .      12,425,000
                                                  ------------
                                                   183,056,138
                                                  ------------
            MISCELLANEOUS--5.7%
   876,000  NIKE, Inc. Class B . . . . . . . .      52,341,000
   190,000  United Technologies Corp.  . . . .      12,540,000
                                                  ------------
                                                    64,881,000
                                                  ------------
            OFFICE EQUIPMENT & SUPPLIES--1.8%
   136,000  International Business Machines  .      20,536,000
                                                  ------------
            OIL--MAJOR INTEGRATED--9.5%
   364,500  British Petroleum PLC (ADR)(d) . .      51,531,188
   586,000  Texaco, Inc. . . . . . . . . . . .      57,501,250
                                                  ------------
                                                   109,032,438
                                                  ------------





 SHARES                                         VALUE (A)
           OIL--SERVICE--13.1%
  740,000  Baker Hughes, Inc.  . . . . . .    $   25,530,000
1,015,000  Halliburton Co. . . . . . . . .        61,153,750
  626,000  Schlumberger Ltd. . . . . . . .        62,521,750
                                              --------------
                                                 149,205,500
                                              --------------
           PERIPHERALS--4.6%
1,338,000  Seagate Technology(c) . . . . .        52,851,000
                                              --------------
           Total Common Stock
            (Identified Cost
            $867,912,359)  . . . . . . . .     1,115,985,763
                                              --------------




 SHORT-TERM INVESTMENT--1.9%

   FACE
  AMOUNT
$21,290,000  American Express Credit Corp.
              6.55%, 01/02/97 . . . . . . . . .        21,290,000
                                                   --------------
             Total Short-Term Investment
              (Identified Cost $21,290,000) . .        21,290,000
                                                   --------------
             Total Investments--99.6%
              (Identified Cost
              $889,202,359)(b)  . . . . . . . .     1,137,275,763
             Other assets less liabilities  . .         5,384,412
                                                   --------------
             TOTAL NET ASSETS--100% . . . . . .    $1,142,660,175
                                                   ==============



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $889,787,876 for federal income tax purposes was as follows:


      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $251,334,507
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .      (3,846,620)
                                                      ------------

      Net unrealized appreciation  . . . . . . . .    $247,487,887
                                                      ============



(c) Non-Income producing security.

(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . .                 $1,137,275,763
 Cash  . . . . . . . . . . . . . . .                          1,293
 Receivable for:
  Fund shares sold . . . . . . . . .                        739,181
  Securities sold  . . . . . . . . .                     17,254,428
  Dividends and interest . . . . . .                      1,510,108
                                                     --------------
                                                      1,156,780,773
LIABILITIES
 Payable for:
  Securities purchased . . . . . . .   $12,706,300
  Fund shares redeemed . . . . . . .       616,582
  Withholding taxes  . . . . . . . .        74,007
  Miscellaneous  . . . . . . . . . .        23,225
 Accrued expenses:
  Management fees  . . . . . . . . .       613,663
  Deferred trustees' fees  . . . . .        56,092
  Other expenses . . . . . . . . . .        30,729
                                       -----------
                                                         14,120,598
                                                     --------------
                                                     $1,142,660,175
                                                     ==============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . .                 $  863,208,951
  Undistributed net
   investment income . . . . . . . .                         36,394
  Accumulated net realized gains . .                     31,341,426
  Unrealized appreciation on
   investments . . . . . . . . . . .                    248,073,404
                                                     --------------
NET ASSETS . . . . . . . . . . . . .                 $1,142,660,175
                                                     ==============
Computation of offering price:
Net asset value and redemption price
 per share ($1,142,660,175 divided by
 2,675,506 shares of beneficial
 interest) . . . . . . . . . . . . .                 $       427.08
                                                     ==============
Identified cost of investments . . .                 $  889,202,359
                                                     ==============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .                $ 14,724,056(a)
 Interest . . . . . . . . . . . . .                     163,836
                                                   ------------
                                                     14,887,892
EXPENSES
 Management fees  . . . . . . . . .   $6,398,659
 Trustees' fees and expenses  . . .       59,562
 Custodian  . . . . . . . . . . . .      156,442
 Audit and tax services . . . . . .       16,800
 Legal  . . . . . . . . . . . . . .       11,564
 Printing . . . . . . . . . . . . .      304,709
 Miscellaneous  . . . . . . . . . .       10,791
                                      ----------
   Total expenses . . . . . . . . .                   6,958,527
                                                   ------------
NET INVESTMENT INCOME . . . . . . .                   7,929,365
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                  68,632,360
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                 121,815,567
                                                   ------------
Net gain on investment transactions                 190,447,927
                                                   ------------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .                $198,377,292
                                                   ============



(a) Net of foreign taxes of: $74,164.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(CAPITAL GROWTH SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                               YEAR ENDED        YEAR ENDED
                                              DECEMBER 31,      DECEMBER 31,
                                                  1995              1996
                                              --------------  -----------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . .   $   7,450,611    $    7,929,365
 Net realized gain on investments . . . . .     132,068,325        68,632,360
 Unrealized appreciation on investments . .     114,117,353       121,815,567
                                              -------------    --------------
 INCREASE IN NET ASSETS FROM OPERATIONS . .     253,636,289       198,377,292
                                              -------------   ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . .      (7,422,072)       (7,921,505)
                                              =============    ==============
 Net realized gain on investments . . . . .    (112,289,797)      (57,069,463)
                                              -------------    --------------
                                               (119,711,869)      (64,990,968)
                                              -------------    --------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . .     211,234,567       236,084,630
 Net asset value of shares issued in
  connection with the reinvestment of:
  Distributions from net investment income        7,422,051         7,921,505
  Distributions from net realized gain  . .     112,289,762        57,069,463
                                              -------------    --------------
                                                330,946,380       301,075,598
 Cost of shares redeemed  . . . . . . . . .    (210,553,681)     (213,245,567)
                                              -------------    --------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . .     120,392,699        87,830,031
                                              -------------    --------------
 TOTAL INCREASE IN NET ASSETS . . . . . . .     254,317,119       221,216,355
NET ASSETS
 Beginning of the year  . . . . . . . . . .     667,126,701       921,443,820
                                              -------------    --------------
 End of the year  . . . . . . . . . . . . .   $ 921,443,820    $1,142,660,175
                                              =============    ==============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . .   $     278,739    $       28,556
                                              =============    ==============
 End of the year  . . . . . . . . . . . . .   $      28,556    $       36,394
                                              =============    ==============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . .         561,255           647,661
 Issued in connection with the reinvestment
  of:
  Distributions from net investment income           19,951            18,320
  Distributions from net realized gain  . .         301,846            83,188
                                              -------------    --------------
                                                    883,052           749,169
 Redeemed . . . . . . . . . . . . . . . . .        (559,603)         (533,320)
                                              -------------    --------------
 Net change . . . . . . . . . . . . . . . .         323,449           215,849
                                              =============    ==============




 FINANCIAL HIGHLIGHTS
                                       YEAR ENDED DECEMBER 31,
                        ------------------------------------------------------
                          1992       1993       1994       1995         1996
                        ---------  ---------  ---------  ---------  -------------
Net Asset Value,
 Beginning of Period    $ 347.36   $ 322.23   $ 351.63   $ 312.30    $   374.62
                        --------   --------   --------   --------    ----------
Income From Investment
 Operations
 Net Investment
  Income  . . . . . .       4.04       2.12       5.28       3.47          3.08
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments . . . .     (25.10)     46.21     (30.54)    114.91         74.80
                        --------   --------   --------   --------    ----------
 Total From Investment
  Operations. . . . .     (21.06)     48.33     (25.26)    118.38         77.88
                        --------   --------   --------   --------    ----------
Less Distributions
 Dividends From Net
  Investment Income .      (4.07)     (2.18)     (5.15)     (3.48)        (3.08)
 Distributions From
  Net Realized Capital
  Gains . . . . . . .       0.00     (16.75)     (8.92)    (52.58)       (22.34)
                        --------   --------   --------   --------    ----------
 Total Distributions       (4.07)    (18.93)    (14.07)    (56.06)       (25.42)
                        --------   --------   --------   --------    ----------
Net Asset Value, End
 of Period  . . . . .   $ 322.23   $ 351.63   $ 312.30   $ 374.62    $   427.08
                        ========   ========   ========   ========    ==========
TOTAL RETURN (%)  . .      (6.05)     14.97      (7.07)     38.03         21.08
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . .       0.70       0.68       0.67       0.71          0.69
Ratio of Net
 Investment Income to
 Average Net
 Assets (%) . . . . .       1.53       0.67       1.61       0.92          0.79
Portfolio Turnover
 Rate (%) . . . . . .        207        169        140        242           207
Average Commission
 Rate (a) . . . . . .         --         --         --         --    $   0.0669
Net Assets, End of
 Period (000) . . . .   $472,017   $644,384   $667,127   $921,444    $1,142,660



(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


                See accompanying notes to financial statements.

LOOMIS SAYLES AVANTI GROWTH SERIES
PORTFOLIO MANAGERS: SCOTT PAPE AND BRUCE EBEL
LOOMIS, SAYLES & COMPANY, L.P.


[PHOTO OF SCOTT PAPE & BRUCE EBEL]





Q. HOW DID LOOMIS SAYLES AVANTI GROWTH SERIES PERFORM IN 1996?

A. The Series' total return of 17.58% was not far behind the Lipper Variable Growth Average/11/ of 20.39%. Meanwhile, the widely-followed large-cap indices--the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index/19/--gained 26.01% and 22.90%, respectively. These strong returns by the major indices masked underperformance by the broader marketplace.

In absolute terms, the Series' 1996 total return of 17.58% came on top of 1995's figure of 30.35%. In both cases, shareholders profited from a positive foundation for equities: a strong profit picture coupled with modest inflation. In addition, fairly stable interest rates favored investors through most of the year. Long-term rates began the year at around 6%, moved up briefly to the 7% range during the summer, and had settled back down to around 6% by the end of
 December.

The U.S. economy was more vigorous than we expected, especially in the first two quarters. Later, a slowdown that we had anticipated began to materialize, as first half growth of over 3% in the nation's Gross Domestic Product (GDP) had shrunk to less than 2% by the third quarter. The market then grew defensive, favoring larger cap issues for their greater liquidity and lower risk potential. This shift drove the major indices higher, creating relative underperformance in the rest of the marketplace.

Q. HOW DID YOU MANAGE THE SERIES THIS YEAR?

A. We took advantage of corporate earnings trends that tracked the economic pattern; higher first-half growth rates gave way to a slowdown in growth--not a downturn--later in the year. As a result, the market's leadership group became narrower, as investors were willing to pay more for those companies whose earnings met or exceeded expectations.

The Series benefited from this blue-chip trend because of its positions in General Electric, Coca Cola, Merck and Microsoft, all industry leaders and good examples of our long-standing strategy.

Using a bottom-up approach, we look for America's premier companies: dominant well-managed companies whose earnings potential should reward shareholders with above- average long term returns. We make few assumptions about sectors; the Series' industry allocation is chiefly the result of our stock selection process.

Performance also benefited from our technology holdings, including positions in Cisco Systems, Oracle, Hewlett Packard and Intel. Strength in financial issues also favored the Series. These interest-rate sensitive companies did particularly well in the second half of the year as rates began to fall. Among our financial holdings were American International Group, First Bank Systems and MGIC. Two mergers also boosted performance; the acquisition of Duracell by Gillette and St. Jude Medical's purchase of Ventritex.

We increased our defensive stance with a commitment to consumer staples--health care, food and beverage and consumer products companies. Better than expected earnings from these less economically sensitive companies added value to the portfolio. Our focus on energy stocks was also beneficial, as an improved supply/demand balance led to a pickup in drilling and exploration, after years of underinvestment in this sector. Meanwhile, our exposure to emerging growth companies hampered performance. Although many of these fast-growing companies did well, their stock prices lagged as the market began to favor more established names.

Late in the year we took profits in--but did not eliminate--some of our blue chips, where prices seemed overextended. We reinvested part of the proceeds into emerging companies like Amgen, Informix, Idexx Labs and Thermo Electron, which we judged to offer attractive growth prospects.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. For the next several months, the economy should continue to slow, putting pressure on profit growth. In a more sluggish environment, investors will probably be willing to pay a premium for companies with strong potential for earnings increases. Over the next six to twelve months, we believe interest rates will remain stable or decline.

Historically, markets are not as strong following presidential elections. Also, the increase in stock prices over the last two years has pushed overall valuations to the high end of historical ranges, making stock selection even more important in 1997. Large cap stocks are unlikely to outrun the rest of the market again, a view which favors mid-cap and emerging growth companies.

American companies continue to do a good job of bringing money to the bottom line. Productivity is up. U.S. firms have become more competitive globally. Many are leaders in a wide range of industries; semiconductors, medical devices, telecommunications products, software and semiconductor capital equipment.

The cost of technology goods and services is declining steadily. Technology's share of the economy continues to grow--it now represents 15% of GDP--producing a disinflationary effect and a positive impact on productivity. Labor costs have increased slightly--but this is not unusual at this stage in the economic cycle. Thus, these costs present very little threat of future inflation.

Q. HOW HAVE YOU POSITIONED THE SERIES IN LIGHT OF THESE ASSUMPTIONS?

A. We believe the Series is well-positioned in view of our outlook for a more positive tone in the broader stock market. We are emphasizing consumer non-durables and have increased exposure to emerging growth stocks. We have also built a strong position in technology, designed to take advantage of a long-term trend toward expanded spending in this area.

A pickup in consumer spending could counter our thesis of a slowing economy. Also, accelerating economic activity abroad might be a contrary indicator. Finally, we will continue to watch closely the flow of money into mutual funds and the stock market overall.

[A CHART APPEARS HERE COMPARING THE GROWTH OF A

  $10,000 INVESTMENT IN THE SERIES COMPARED TO

                    AN INDEX]





                      Avanti Growth

                         Series         S&P 500


Inception 4/30/93         10000          10000

1993                      11474          10819

1994                      11443          10966

1995                      14916          15072

12/31/96                  17538          18524




FUND FACTS

GOAL: Long-term growth of capital.

START DATE: April 30, 1993

SIZE: $83 million as of December 31, 1996

MANAGERS: Scott Pape has co-managed the Series since 1993; Bruce Ebel began co-managing the Series in June 1996. They both also manage the New England Capital Growth Fund. Mr. Pape joined Loomis Sayles in 1991 and Mr. Ebel joined Loomis Sayles in 1994.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--98.8% OF NET ASSETS

SHARES                                               VALUE (A)
         AEROSPACE--1.9%
 15,000  Boeing Co.  . . . . . . . . . . . . . .    $ 1,595,625
                                                    -----------
         AIRLINES--0.9%
 34,900  Southwest Airlines Co.. . . . . . . . .        772,162
                                                    -----------
         APPAREL & TEXTILES--0.6%
  8,100  NIKE, Inc., Class B . . . . . . . . . .        483,975
                                                    -----------
         BANKS--1.8%
  2,900  Chase Manhattan Corp., New  . . . . . .        258,825
 17,800  First Bank Systems, Inc.  . . . . . . .      1,214,850
                                                    -----------
                                                      1,473,675
                                                    -----------
         BEVERAGES--2.7%
 25,100  Coca-Cola Co. . . . . . . . . . . . . .      1,320,887
 31,200  PepsiCo, Inc. . . . . . . . . . . . . .        912,600
                                                    -----------
                                                      2,233,487
                                                    -----------
         BUSINESS SERVICES--10.9%
 14,000  ABR Information Services, Inc.(c) . . .        551,250
 30,700  Automatic Data Processing . . . . . . .      1,316,263
 36,000  Checkfree Corp.(c)  . . . . . . . . . .        616,500
 24,200  Cintas Corp.  . . . . . . . . . . . . .      1,421,750
 21,400  Danka Business Systems  . . . . . . . .        757,025
 41,500  First Data Corp.  . . . . . . . . . . .      1,514,750
 44,250  Fiserv, Inc.(c) . . . . . . . . . . . .      1,626,188
 22,100  Paychex, Inc. . . . . . . . . . . . . .      1,136,769
  1,500  Sykes Enterprises, Inc.(c)  . . . . . .         56,250
                                                    -----------
                                                      8,996,745
                                                    -----------
         CHEMICALS--1.6%
 34,500  Monsanto Co.  . . . . . . . . . . . . .      1,341,188
                                                    -----------
         COMPUTER SOFTWARE & SERVICES--7.1%
  5,500  Computer Associates International, Inc.        273,625
 18,400  HBO & Co. . . . . . . . . . . . . . . .      1,092,500
 16,500  HNC Software, Inc.(c) . . . . . . . . .        515,625
 47,400  Informix Corp.(c) . . . . . . . . . . .        965,775
 22,100  Microsoft Corp. . . . . . . . . . . . .      1,826,013
 27,800  Oracle Systems Corp.(c) . . . . . . . .      1,160,650
                                                    -----------
                                                      5,834,188
                                                    -----------
         CONGLOMERATES--1.4%
 27,500  Thermo Electron Corp.(c)  . . . . . . .      1,134,375
                                                    -----------
         ELECTRICAL EQUIPMENT--2.6%
 21,800  General Electric Co.  . . . . . . . . .      2,155,475
                                                    -----------
         ELECTRONIC COMPONENTS--6.5%
 28,500  Glenayre Technologies, Inc.(c)  . . . .        614,531
 12,900  Intel Corp. . . . . . . . . . . . . . .      1,689,094
 27,800  LSI Logic Corp.(c)  . . . . . . . . . .        743,650
  7,000  Molex, Inc. . . . . . . . . . . . . . .        273,875
 30,000  Molex, Inc. Class A . . . . . . . . . .      1,068,750
 18,700  Solectron Corp.(c)  . . . . . . . . . .        998,112
                                                    -----------
                                                      5,388,012
                                                    -----------





SHARES                                             VALUE (A)
         FINANCIAL SERVICES--2.3%
 17,300  Charles Schwab Corp., New . . . . . .    $   553,600
 17,800  MGIC Investment Corp. . . . . . . . .      1,352,800
                                                  -----------
                                                    1,906,400
                                                  -----------
         GAS & PIPELINE UTILITIES--0.5%
  9,800  Enron Corp. . . . . . . . . . . . . .        422,625
                                                  -----------
         HEALTH CARE--MEDICAL TECHNOLOGY--5.0%
 21,200  Boston Scientific Corp.(c)  . . . . .      1,272,000
 40,300  Indexx Laboratories, Inc.(c)  . . . .      1,450,800
 21,100  Medtronic, Inc. . . . . . . . . . . .      1,434,800
                                                  -----------
                                                    4,157,600
                                                  -----------
         HEALTH CARE--DRUGS--9.2%
 18,000  Abbott Laboratories . . . . . . . . .        913,500
 26,300  Amgen, Inc.(c)  . . . . . . . . . . .      1,430,063
 26,000  Biogen, Inc.(c) . . . . . . . . . . .      1,007,500
  6,900  Eli Lilly & Co.   . . . . . . . . . .        503,700
 19,700  Johnson & Johnson . . . . . . . . . .        980,075
 26,000  Merck & Co.     . . . . . . . . . . .      2,060,500
107,000  Oncor, Inc.(c)  . . . . . . . . . . .        421,312
 23,000  Somatogen, Inc.(c)  . . . . . . . . .        253,000
                                                  -----------
                                                    7,569,650
                                                  -----------
         HEALTH CARE--SERVICES--3.8%
 33,000  Columbia / HCA Healthcare Corp.   . .      1,344,750
 32,600  Healthsouth Corp.(c)  . . . . . . . .      1,259,175
 17,650  Phycor, Inc.(c) . . . . . . . . . . .        500,819
                                                  -----------
                                                    3,104,744
                                                  -----------
         HOTELS & RESTAURANTS--4.7%
 14,000  Boston Chicken, Inc.(c) . . . . . . .        502,250
  8,100  Circus Circus Enterprises, Inc.(c)  .        278,437
 10,000  Einstein Noah Bagel Corp.(c)  . . . .        297,500
 30,000  Lone Star Steakhouse Saloon(c)  . . .        802,500
  3,300  McDonald's Corp.    . . . . . . . . .        149,325
 15,900  Primadonna Resorts, Inc.(c) . . . . .        270,300
 54,900  Starbucks Corp.(c)  . . . . . . . . .      1,571,513
                                                  -----------
                                                    3,871,825
                                                  -----------
         HOUSEHOLD PRODUCTS--5.0%
 22,200  Duracell International, Inc.  . . . .      1,551,225
 19,500  Gillette Co.  . . . . . . . . . . . .      1,516,125
  2,000  Kimberly-Clark Corp.    . . . . . . .        190,500
 22,500  Newell Co.    . . . . . . . . . . . .        708,750
  1,600  Procter & Gamble Co.    . . . . . . .        172,000
                                                  -----------
                                                    4,138,600
                                                  -----------
         INSURANCE--1.7%
 13,100  American International Group, Inc.(c)      1,418,075
                                                  -----------
         LEISURE TIME--1.3%
 13,400  Eastman Kodak Co. . . . . . . . . . .      1,075,350
                                                  -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                          VALUE (A)
        MACHINERY--1.5%
15,400  Illinois Tool Works, Inc.  . . . . .    $1,230,075
                                                ----------
        MEDIA & ENTERTAINMENT--1.3%
 1,550  TCI Satellite Entertainment, Inc.(c)        15,306
17,300  Tele-Communicationas, Inc.(c)  . . .       225,981
12,100  Walt Disney Co.  . . . . . . . . . .       842,462
                                                ----------
                                                 1,083,749
                                                ----------
        METALS---0.2%
 3,900  Nucor Corp.  . . . . . . . . . . . .       198,900
                                                ----------
        OFFICE EQUIPMENT & SUPPLIES--7.3%
24,600  Cascade Communications Corp.(c)  . .     1,356,075
25,400  Cisco Systems, Inc.(c) . . . . . . .     1,616,075
21,400  Hewlett-Packard Co.  . . . . . . . .     1,075,350
26,200  Parametric Technology Corp.  . . . .     1,346,025
 8,500  U.S. Robotics Corp.(c) . . . . . . .       612,000
                                                ----------
                                                 6,005,525
                                                ----------
        OIL--INDEPENDENT PRODUCERS--2.4%
27,700  Anadarko Petroleum Corp. . . . . . .     1,793,575
 6,000  Enron Oil & Gas Co.  . . . . . . . .       151,500
                                                ----------
                                                 1,945,075
                                                ----------
        OIL--MAJOR INTEGRATED--0.3%
 3,300  Amoco Corp.  . . . . . . . . . . . .       265,650
                                                ----------
        OIL SERVICES--2.4%
14,500  Baker Hughes, Inc. . . . . . . . . .       500,250
14,300  Rowan Companies(c) . . . . . . . . .       323,537
11,500  Schlumberger, Ltd. . . . . . . . . .     1,148,563
                                                ----------
                                                 1,972,350
                                                ----------
        RETAIL---0.2%
 7,800  Wal-Mart Stores, Inc.  . . . . . . .       178,425
                                                ----------
        RETAIL SPECIALTY--5.4%
70,125  CUC International, Inc.(c) . . . . .     1,665,469
21,500  Home Depot, Inc. . . . . . . . . . .     1,077,687
77,200  Petsmart, Inc.(c)  . . . . . . . . .     1,688,750
                                                ----------
                                                 4,431,906
                                                ----------
        TELECOMMUNICATION--4.4%
 8,100  MCI Communications . . . . . . . . .       264,769
 8,400  Paging Network, Inc.(c)  . . . . . .       128,100
17,200  PairGain Technologies, Inc.(c) . . .       523,525
30,900  QUALCOMM, Inc.(c)  . . . . . . . . .     1,232,138
28,000  Tellabs, Inc.(c) . . . . . . . . . .     1,053,500
 8,800  U.S. West Media Group(c) . . . . . .       162,800
11,800  Worldcom, Inc.(c)  . . . . . . . . .       307,537
                                                ----------
                                                 3,672,369
                                                ----------





  SHARES                                        VALUE (A)
             TOBACCO--1.9%
     13,900  Philip Morris Companies, Inc.     $ 1,565,488
                                               -----------
             Total Common Stocks
              (Identified Cost
              $69,052,280)  . . . . . . . .     81,623,288
                                               -----------




 SHORT-TERM INVESTMENT--4.0%

   FACE
  AMOUNT                                          VALUE (A)
$3,285,796  Associates Corp. North America
             6.55% 1/02/97  . . . . . . . . .      3,285,796
                                                 -----------
            Total Short-Term Investment
             (Identified cost $3,285,796) . .      3,285,796
                                                 -----------
            Total Investments 102.8%
             (Identified cost $72,338,076)(b)     84,909,084
            Other assets less liabilities . .     (2,241,739)
                                                 -----------
            TOTAL NET ASSETS--100%  . . . . .    $82,667,345
                                                 ===========



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $72,665,614 for federal income tax purposes was as follows:


      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $14,356,377
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (2,112,907)
                                                      -----------
      Net unrealized appreciation  . . . . . . . .    $12,243,470
                                                      ===========



(c) Non-income producing security.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $84,909,084
 Receivable for:
  Fund shares sold . . . . . . . . . . .                    260,183
  Dividends and interest . . . . . . . .                     66,351
  Foreign taxes  . . . . . . . . . . . .                         44
                                                        -----------
                                                         85,235,662
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $2,383,605
  Fund shares redeemed . . . . . . . . .       74,873
  Withholding taxes  . . . . . . . . . .          351
  Miscellaneous  . . . . . . . . . . . .          474
 Accrued expenses:
  Management fees  . . . . . . . . . . .       82,461
  Deferred trustees' fees  . . . . . . .        1,086
  Other expenses . . . . . . . . . . . .       25,467
                                           ----------
                                                          2,568,317
                                                        -----------
                                                        $82,667,345
                                                        ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $68,933,894
  Accumulated net realized gains . . . .                  1,162,443
  Unrealized appreciation on
   investments . . . . . . . . . . . . .                 12,571,008
                                                        -----------
NET ASSETS . . . . . . . . . . . . . . .                $82,667,345
                                                        ===========
Computation of offering price:
Net asset value and redemption price per
 share ($82,667,345 divided by 523,600
 shares of beneficial interest)  . . . .                $    157.88
                                                        ===========
Identified cost of investments . . . . .                $72,338,076
                                                        ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .               $   436,309(a)
 Interest . . . . . . . . . . . . .                   164,434
                                                  -----------
                                                      600,743
EXPENSES
 Management fees  . . . . . . . . .   $454,015
 Trustees' fees and expenses  . . .     11,532
 Custodian  . . . . . . . . . . . .     55,097
 Audit and tax services . . . . . .     13,200
 Legal  . . . . . . . . . . . . . .     11,564
 Printing . . . . . . . . . . . . .     44,769
 Miscellaneous  . . . . . . . . . .      4,122
                                      --------
   Total expenses . . . . . . . . .    594,299
   Less expenses assumed by the
    investment adviser. . . . . . .    (42,992)       551,307
                                      --------    -----------
NET INVESTMENT INCOME . . . . . . .                    49,436
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                 4,796,759
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                 5,241,031
                                                  -----------
Net gain on investment transactions                10,037,790
                                                  -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .               $10,087,226
                                                  ===========



(a) Net of foreign taxes of: $514.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES AVANTI GROWTH SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 -------------  ---------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $    138,413    $     49,436
 Net realized gain on investments  . . . . . .      2,703,726       4,796,759
 Unrealized appreciation on investments  . . .      6,182,432       5,241,031
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .      9,024,571      10,087,226
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .       (132,051)        (56,514)
 Net realized gain on investments  . . . . . .     (1,364,969)     (4,542,510)
                                                 ------------    ------------
                                                   (1,497,020)     (4,599,024)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     25,328,373      40,573,027
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . .        132,051          56,514
  Distributions from net realized gain . . . .      1,364,969       4,542,510
                                                 ------------    ------------
                                                   26,825,393      45,172,051
 Cost of shares redeemed . . . . . . . . . . .    (11,142,834)    (16,825,278)
                                                 ------------    ------------
 Increase in net assets derived from capital
  share transactions . . . . . . . . . . . . .     15,682,559      28,346,773
                                                 ------------    ------------
 Total increase in net assets  . . . . . . . .     23,210,110      33,834,975
NET ASSETS
 Beginning of the year . . . . . . . . . . . .     25,622,260      48,832,370
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $ 48,832,370    $ 82,667,345
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $          0    $      6,362
                                                 ============    ============
 End of the year . . . . . . . . . . . . . . .   $      6,362    $          0
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        188,223         265,834
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .            929             313
  Distributions from net realized gain . . . .          9,604          22,968
                                                 ------------    ------------
                                                      198,756         289,115
 Redeemed  . . . . . . . . . . . . . . . . . .        (83,183)       (108,338)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .        115,573         180,777
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                        APRIL 30, 1993(A)      YEAR          YEAR           YEAR
                             THROUGH          ENDED         ENDED          ENDED
                          DECEMBER 31,     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                              1993             1994          1995           1996
                        -----------------  ------------  ------------  --------------
Net Asset Value,
 Beginning of Period       $100.00           $113.67       $112.77        $142.44
                           -------           -------       -------        -------
Income From Investment
 Operations
 Net Investment
  Income  . . . . . .         0.18              0.59          0.42           0.11
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investment  . . . .        14.56             (0.89)        33.80          24.88
                           -------           -------       -------        -------
 Total From Investment
  Operations. . . . .        14.74             (0.30)        34.22          24.99
                           -------           -------       -------        -------
Less Distributions
 Dividends From Net
  Investment Income .        (0.18)            (0.60)        (0.40)         (0.13)
 Distributions From
  Net Realized Capital
  Gains . . . . . . .        (0.67)             0.00         (4.15)         (9.42)
 Distributions From
  Paid-in Capital . .        (0.22)             0.00          0.00           0.00
                           -------           -------       -------        -------
 Total Distributions         (1.07)            (0.60)        (4.55)         (9.55)
                           -------           -------       -------        -------
Net Asset Value, End
 of Period  . . . . .      $113.67           $112.77       $142.44        $157.88
                           =======           =======       =======        =======
TOTAL RETURN (%)  . .        14.74(c)          (0.27)        30.35          17.58
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . .         0.85(b)           0.84          0.85           0.85
Ratio of Net
 Investment Income
 to Average Net
 Assets (%) . . . . .         0.46(b)           0.67          0.37           0.08
Portfolio Turnover
 Rate (%) . . . . . .           21(b)             67            58             65
Average Commission
 Rate(d)  . . . . . .           --                --            --        $0.0508
Net Assets, End of
 Period (000) . . . .      $11,972           $25,622       $48,832        $82,667
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4
 to the Financial
 Statements would have
 been (%) . . . . . .         0.89(b)           0.84          1.06           0.92


(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

DAVIS VENTURE VALUE SERIES
PORTFOLIO MANAGERS: SHELBY M.C. DAVIS AND CHRISTOPHER C. DAVIS
DAVIS SELECTED ADVISERS, L.P.


PHOTO OF SHELBY AND CHRISTOPHER DAVIS





Q. HOW DID THE SERIES PERFORM IN 1996?

A. The Davis Venture Value Series delivered a total return of 25.84% for the twelve months ended December 31, 1996, compared to a 22.90% gain for the Standard & Poor's 500 Index/19/.

The strong performance of the index and the Series was to a large extent the result of a fairly benign U.S. economy during 1996. While various economic indicators argued for an acceleration of growth and a step-up in inflation, others contradicted this conclusion, and the net result was a so-called "Goldilocks" economy--neither too fast nor too slow. Combined with widely reported strong corporate profits, the result was a buoyant (if somewhat skittish) stock market during most of the year.

The final quarter of 1996 was an exceptionally strong period for U.S. stocks, with the Dow Jones Industrial Average broaching an all-time high of 6548 on December 27, 1996. However, as happened generally throughout 1996, large-capitalization stocks fared better than smaller-capitalization issues. Also, investors continued to punish the stock of any company, large or small, that reported disappointing earnings, creating considerable volatility and a dichotomous market of substantial winners and losers.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Consistent with our long-term approach to investing, we did not revise the portfolio in response to the economy or market momentum, except to take advantage of others' short-term thinking. We believed that staying the course would best serve our strategy, the key tenets of which are:

 . An emphasis on stocks of financial companies with strong brand names that are selling at a discount to the market. Such companies stand to be the beneficiaries of long-term demographic trends as baby-boomers approach their peak earnings and savings years with greater discretionary cash and an increasing need to invest for retirement. Despite a strong year for many banks and brokerage firms, financial company stocks remain undervalued relative to the broader market.

 . Purchasing high-quality growth companies during temporary lows. As we mentioned earlier, the market tended to abandon stocks quickly if quarterly earnings disappointed, regardless of sound fundamentals or long-term prospects. In keeping with our longer-term perspective, we view these short-term price dips as an opportunity to buy at favorable prices. Among our opportunistic additions to the portfolio was IBM, which did extremely well.

 . Investing in high-quality U.S.-based multinational corporations positioned to grow with the expanding economies overseas.

 . Choosing companies with strong cash flows and top management teams that are undergoing restructuring. We look for those where the cash is being used to implement a long-term vision and/or to buy back stock.

As a group, financial stocks continued to be our strong- performing sector, led primarily by banks and brokerage firms. The best-performing individual stocks, however, were pri marily very large companies with consistently strong earnings, spread across a wide variety of industries, including consumer products (Philip Morris), technology (IBM and Intel), diversified financial services (American Express), oil services (Noble Drilling) and automotive ( General Motors).

Results were least favorable overall for the telecommunications sector, where the market, in our view, tended to overreact to any negative event or information. The least profitable of the portfolio's holdings were in a variety of industries, such as life insurance (Equitable) and food (McDonald's). Stock prices of both companies fell as a result of lower-than-expected short-term earnings. However, the downturn was neither sudden nor unpredictable in either case, and we continue to believe in their long-term potential.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We remain optimistic about the state of the economy and believe that 1997 could be another year of modest growth and stable interest rates. We are less positive about the outlook for corporate profits, as few companies can sustain earnings growth rates of 20% and 30% indefinitely. Benign economic conditions notwithstanding, a falloff in profits would likely spell a slower-growing stock market.

Whether or not the market continues its record-setting runup, we do not anticipate major adjustments to the portfolio. As value-conscious, buy-and-hold investors, we make commitments to companies with superior managements that are positioned to take advantage of broad economic, demographic and social trends and have the attributes to consistently deliver more reasonable (i.e., sustainable) earnings growth. Historically, this has resulted in solid results during up cycles and superior returns during downturns.

[A CHART APPEARS HERE COMPARING A $10,000

  INVESTMENT IN THE SERIES AND AN INDEX]





                 Venture Value

                     Series          S&P 500


10/31/94             10000            10000

12/94                 9650             9794

12/95                13441            13461

12/96                16914            16544




FUND FACTS

GOAL: Growth of capital.

START DATE: October 31, 1994

SIZE: $108 million as of December 31, 1996

MANAGER: Shelby M.C. Davis has served as portfolio manager since the Series' inception in 1994 and has served as portfolio manager of Davis New York Venture Fund since 1968 and of Selected American Shares since May 1993. He also managed the Selected Special Fund from May 1993 through October 1994 and the Davis Financial Fund from May 1991 through May 1995. Christopher C. Davis has co-managed the Series since October 1995 and has been an assistant portfolio manager and research analyst at Davis Selected.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--90.8% OF TOTAL NET ASSETS

SHARES                                          VALUE (A)
        AEROSPACE--1.9%
19,600  Boeing Co.    . . . . . . . . . . .    $ 2,084,950
                                               -----------
        AGRICULTURE--1.0%
48,855  Archer-Daniels-Midland Co.  . . . .      1,074,810
                                               -----------
        AUTOMOTIVE--2.4%
30,100  General Motors Corp.  . . . . . . .      1,678,075
17,200  General Motors Corp., Class H . . .        967,500
                                               -----------
                                                 2,645,575
                                               -----------
        BANKS AND SAVINGS & LOANS--12.3%
24,160  Banc One Corp.  . . . . . . . . . .      1,038,880
23,900  BankAmerica Corp. . . . . . . . . .      2,384,025
18,100  Barnett Banks, Inc. . . . . . . . .        744,363
22,880  Citicorp  . . . . . . . . . . . . .      2,356,640
25,700  First Bank Systems, Inc.  . . . . .      1,754,025
   400  First Union Corp. . . . . . . . . .         29,600
14,300  Golden West Financial Corp. . . . .        902,687
23,100  State Street Boston Corp. . . . . .      1,489,950
 9,500  Wells Fargo & Co. . . . . . . . . .      2,562,625
                                               -----------
                                                13,262,795
                                               -----------
        CONSUMER PRODUCTS--5.9%
   800  American Brands, Inc. . . . . . . .         39,700
   500  American Home Products Corp.  . . .         29,313
21,400  Coca-Cola Co.   . . . . . . . . . .      1,126,175
 1,200  General Electric Co.  . . . . . . .        118,650
63,400  Guinness PLC(f) . . . . . . . . . .        498,554
30,000  Masco Corp. . . . . . . . . . . . .      1,080,000
12,300  Nestle S.A. (ADR)(d)  . . . . . . .        658,180
25,500  Philip Morris Companies, Inc. . . .      2,871,937
                                               -----------
                                                 6,422,509
                                               -----------
        DIVERSIFIED FINANCIAL SERVICES--6.4%
62,400  American Express Co.  . . . . . . .      3,525,600
24,400  Dean Witter, Discover & Co.   . . .      1,616,500
16,600  Federal Home Loan Mortgage Corp.  .      1,828,075
                                               -----------
                                                 6,970,175
                                               -----------
        DRILLING EQUIPMENT--0.3%
 8,400  Smith International, Inc.(c)  . . .        376,950
                                               -----------
        ENERGY--7.8%
   400  Amerada Hess Corp.  . . . . . . . .         23,150
   300  Amoco Corp. . . . . . . . . . . . .         24,150
   500  Atlantic Richfield Co.  . . . . . .         66,250
46,100  Burlington Resources, Inc.  . . . .      2,322,287
 1,500  Chevron Corp. . . . . . . . . . . .         97,500
15,500  Energy Venture, Inc.(c) . . . . . .        788,562
 2,400  Exxon Corp.   . . . . . . . . . . .        235,200
 4,000  Falcon Drilling(c)  . . . . . . . .        157,000
33,500  Halliburton Co.   . . . . . . . . .      2,018,375
   200  Mobil Corp. . . . . . . . . . . . .         24,450
27,364  Noble Affiliates, Inc.  . . . . . .      1,310,052
13,100  Schlumberger, Ltd.  . . . . . . . .      1,308,362
   400  Sonat, Inc. . . . . . . . . . . . .         20,600
                                               -----------
                                                 8,395,938
                                               -----------





SHARES                                               VALUE (A)
        ENTERTAINMENT--0.7%
10,600  Walt Disney Co.  . . . . . . . . . . . .    $   738,025
                                                    -----------
        FOOD & RESTAURANT--2.1%
39,600  McDonald's Corp. . . . . . . . . . . . .      1,791,900
15,100  Tyson Foods Inc.   . . . . . . . . . . .        517,175
                                                    -----------
                                                      2,309,075
                                                    -----------
        HOUSING & BUILDING MATERIALS--1.2%
53,800  Martin Marietta Materials, Inc.  . . . .      1,250,850
                                                    -----------
        INFORMATION SERVICES--0.0%
   100  Cognizant Corp.(c) . . . . . . . . . . .          3,300
                                                    -----------
        INTERNATIONAL CLOSED-END INVESTMENT COMPANY--0.7%
76,034  Morgan Stanley Asia Pacific Fund,
         Inc.    . . . . . . . . . . . . . . . .        741,332
                                                    -----------
        INVESTMENT FIRMS--4.1%
23,500  Donaldson Lufkin & Jenrette, Inc.    . .        846,000
16,000  J.P. Morgan & Co., Inc.  . . . . . . . .      1,562,000
35,600  Morgan Stanley Group, Inc.   . . . . . .      2,033,650
                                                    -----------
                                                      4,441,650
                                                    -----------
        LIFE INSURANCE--3.1%
59,300  Equitable Companies, Inc.  . . . . . . .      1,460,262
43,700  SunAmerica, Inc. . . . . . . . . . . . .      1,939,187
                                                   ------------
                                                      3,399,449
                                                   ------------
        MANUFACTURING--0.0%
   200  Dow Chemical Co. . . . . . . . . . . . .         15,675
   800  Maytag Corp. . . . . . . . . . . . . . .         15,800
                                                    -----------
                                                         31,475
                                                    -----------
        MARKETING ANALYSIS--0.0%
    33  ACNeilson Corp. (c)  . . . . . . . . . .            499
                                                    -----------
        PAPER PRODUCTS--1.4%
25,200  Fort Howard Corp.(c) . . . . . . . . . .        697,725
   300  International Paper Co.    . . . . . . .         12,113
21,500  Jefferson Smurfit Corp.(c) . . . . . . .        345,344
 4,200  Kimberly-Clark Corp. . . . . . . . . . .        400,050
   400  Union Camp Corp. . . . . . . . . . . . .         19,100
                                                    -----------
                                                      1,474,332
                                                    -----------
        PHARMACEUTICAL AND HEALTH CARE--2.9%
   200  Bristol-Myers Squibb Co. . . . . . . . .         21,750
 8,900  Eli Lilly & Co.  . . . . . . . . . . . .        649,700
11,000  Johnson & Johnson  . . . . . . . . . . .        547,250
 5,100  Merck & Co.  . . . . . . . . . . . . . .        404,175
18,100  Pfizer, Inc. . . . . . . . . . . . . . .      1,500,037
                                                    -----------
                                                      3,122,912
                                                    -----------
        PHOTOGRAPHIC--1.6%
21,100  Eastman Kodak Co.    . . . . . . . . . .      1,693,275
                                                    -----------
        PROPERTY/CASUALTY INSURANCE--12.6%
35,481  The Allstate Corp.   . . . . . . . . . .      2,053,463
 7,200  American International Group, Inc.   . .        779,400
23,200  W.R. Berkley Corp. . . . . . . . . . . .      1,177,400
31,400  Chubb Corp.  . . . . . . . . . . . . . .      1,687,750



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                            VALUE (A)
        PROPERTY/CASUALTY INSURANCE--(CONTINUED)
12,774  General Re Corp.    . . . . . . . . .    $  2,015,098
 6,100  NAC Re Corp.    . . . . . . . . . . .         206,638
13,500  Progressive Corp. . . . . . . . . . .         909,563
15,500  Transatlantic Holdings, Inc.    . . .       1,247,750
56,033  The Travelers Group, Inc. . . . . . .       2,542,497
25,400  20th Century Industries, Inc.(c)  . .         428,625
 7,100  UNUM Corp.    . . . . . . . . . . . .         512,975
                                                 ------------
                                                   13,561,159
                                                 ------------
        PUBLISHING--2.8%
   100  Dun & Bradstreet Corp.  . . . . . . .           2,375
18,400  Gannet Co., Inc.  . . . . . . . . . .       1,377,700
52,900  News Corporation, Ltd.  . . . . . . .         932,362
 8,700  Tribune Co. . . . . . . . . . . . . .         686,213
                                                 ------------
                                                    2,998,650
                                                 ------------
        RAILROAD--3.4%
21,900  Burlington Northern Santa Fe  . . . .       1,891,612
11,800  Illinois Central Corp.    . . . . . .         377,600
23,800  Union Pacific Corp.   . . . . . . . .       1,430,975
                                                 ------------
                                                    3,700,187
                                                 ------------
        REAL ESTATE--2.3%
19,400  Crescent Real Estate Equities . . . .       1,023,350
 9,100  Federal Realty Investment Trust . . .         246,838
 2,100  Kimco Realty Corp.  . . . . . . . . .          73,238
 5,200  Mid-Atlantic Realty Trust . . . . . .          58,500
 5,900  Saul Centers, Inc.  . . . . . . . . .          93,663
10,100  United Dominion Realty Trust, Inc.  .         156,550
14,600  Vornado Realty Trust  . . . . . . . .         766,500
 2,900  Weingarten Realty . . . . . . . . . .         117,813
                                                 ------------
                                                    2,536,452
                                                 ------------
        RETAIL--1.3%
25,600  Federated Department Stores, Inc.(c)          873,600
12,500  Harcourt General, Inc.  . . . . . . .         576,562
                                                 ------------
                                                    1,450,162
                                                 ------------
        TECHNOLOGY--9.7%
18,700  Applied Materials, Inc.(c)  . . . . .         672,031
39,700  Hewlett-Packard Co. . . . . . . . . .       1,994,925
23,500  Intel Corp. . . . . . . . . . . . . .       3,077,031
19,200  International Business Machines . . .       2,899,200
41,200  Komag, Inc.(c)  . . . . . . . . . . .       1,117,550
13,000  Novellus Systems, Inc.(c) . . . . . .         704,438
                                                 ------------
                                                   10,465,175
                                                 ------------
        TELECOMMUNICATIONS--2.3%
60,800  Airtouch Communications(c)  . . . . .       1,535,200
 2,800  AT&T Corp.  . . . . . . . . . . . . .         121,800
 1,900  Globalstar Telecommunications . . . .         119,700
   842  Lucent Technologies, Inc. . . . . . .          38,943
   300  SBC Communications, Inc.  . . . . . .          15,525
27,000  360 Communications Co.(c) . . . . . .         624,375
                                                 ------------
                                                    2,455,543
                                                 ------------





SHARES                                                     VALUE (A)
        UTILITIES--0.6%
   300  Carolina Power & Light Co. . . . . . . . . . .    $    10,950
 2,200  Cooper Cameron Corp. (c) . . . . . . . . . . .        168,300
   300  Duke Power Co. . . . . . . . . . . . . . . . .         13,875
   200  Edison International . . . . . . . . . . . . .          3,975
   100  Enova Corp.  . . . . . . . . . . . . . . . . .          2,275
15,359  Union Pacific Resources Group  . . . . . . . .        449,251
   200  Wisconsin Energy Corp. . . . . . . . . . . . .          5,375
                                                          -----------
                                                              654,001
                                                          -----------
        Total Common Stocks
         (Identified Cost $80,077,440) . . . . . . . .     98,261,205
                                                          -----------




 PREFERRED STOCK--0.3%

  3,920    Airtouch Communications, Inc. . . . . . . . .      $106,820
  2,496    Airtouch Communications, Inc. . . . . . . . .       112,944
  1,500    Banc One Corp., $3.50, Ser. C Conv. Pfd.  . .       124,500
                                                              --------
           Total Preferred Stocks
            (Identified Cost $317,241) . . . . . . . . .       344,264
                                                              --------




 SHORT-TERM INVESTMENTS--8.6%

   FACE
  AMOUNT
$4,150,000  Federal National Mortgage Assn., Discount
             Note, 5.715%, 1/02/97  . . . . . . . . .    $  4,149,352
 5,160,000  Repurchase agreement with State Street
             Bank & Trust Company dated 12/31/96 at
             5.50% to be repurchased at $5,161,577 on
             1/2/97. Collateralized by $5,265,000 U.S
             Treasury Bills 4.75% due 8/31/98 with a
             value of $5,265,374  . . . . . . . . . .       5,160,000
                                                         ------------
            Total Short-Term Investment
             (Identified Cost $9,309,352) . . . . . .       9,309,352
                                                         ------------
            Total Investments--99.7%
             (Identified Cost $89,704,033)(b) . . . .     107,914,821
            Other assets less liabilities(e)  . . . .         274,205
                                                         ------------
            TOTAL NET ASSETS--100%  . . . . . . . . .    $108,189,026
                                                         ============


(a) See Note 1a.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $89,706,946 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $18,568,358
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .       (360,483)
                                                      -----------
      Net unrealized appreciation  . . . . . . . .    $18,207,875
                                                      ===========


(c) Non-income producing security.
(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.
(e) Including deposits in foreign denominated currencies with a value of $12,397 and a cost of $11,296.
(f) Denominated in Great Britain Pounds.

                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . .              $107,914,821
 Cash  . . . . . . . . . . . . . . . . . .                     1,072
 Foreign cash at value (Cost $11,296)  . .                    12,397
 Receivable for:
  Fund shares sold . . . . . . . . . . . .                   737,470
  Dividends and interest . . . . . . . . .                   185,699
  Foreign taxes  . . . . . . . . . . . . .                       697
 Unamortized organization expense  . . . .                     5,688
                                                        ------------
                                                         108,857,844
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . . .   $398,508
  Fund shares redeemed . . . . . . . . . .    132,279
  Withholding taxes  . . . . . . . . . . .         24
 Accrued expenses:
  Management fees  . . . . . . . . . . . .    110,121
  Deferred trustees' fees  . . . . . . . .        300
  Other expenses . . . . . . . . . . . . .     27,586
                                             --------
                                                             668,818
                                                        ------------
                                                        $108,189,026
                                                        ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . .              $ 89,700,900
  Undistributed net investment income  . .                    17,317
  Accumulated net realized gains . . . . .                   258,829
  Unrealized appreciation on
   investments and foreign currency  . . .                18,211,980
                                                        ------------
NET ASSETS . . . . . . . . . . . . . . . .              $108,189,026
                                                        ============
Computation of offering price:
Net asset value and redemption price per
 share ($108,189,026 divided by 6,723,469
 shares of beneficial interest)  . . . . .              $      16.09
                                                        ============
Identified cost of investments . . . . . .              $ 89,704,033
                                                        ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . . . .                  $ 1,003,895(a)
 Interest . . . . . . . . . . . . . . .                      424,772
                                                         -----------
                                                           1,428,667
EXPENSES
 Management fees  . . . . . . . . . . .    $495,948
 Trustees' fees and expenses  . . . . .      10,949
 Custodian  . . . . . . . . . . . . . .      71,633
 Audit and tax services . . . . . . . .      13,200
 Legal  . . . . . . . . . . . . . . . .      11,567
 Printing . . . . . . . . . . . . . . .      26,071
 Amortization of organization
  expenses  . . . . . . . . . . . . . .       2,017
 Miscellaneous  . . . . . . . . . . . .       5,661
                                           --------
   Total expenses . . . . . . . . . . .     637,046
   Less expenses assumed by the
    investment adviser  . . . . . . . .     (41,906)         595,140
                                           --------      -----------
NET INVESTMENT INCOME . . . . . . . . .                      833,527
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
  Investments--net  . . . . . . . . . .                    1,885,474
 Unrealized appreciation on:
  Investments--net  . . . . . . . . . .                   14,269,076
  Foreign currency transactions--net  .                           91
                                                         -----------
   Total unrealized appreciation on
    investments and foreign currency
    transactions. . . . . . . . . . . .                   14,269,167
                                                         -----------
Net gain on investment transactions . .                   16,154,641
                                                         -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . . .                  $16,988,168
                                                         ===========



(a) Net of foreign taxes of: $5,824.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(DAVIS VENTURE VALUE SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $   246,049    $    833,527
 Net realized gain on investments . . . . . . .       600,646       1,885,474
 Unrealized appreciation on investments and
  foreign currency transactions . . . . . . . .     3,966,150      14,269,167
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .     4,812,845      16,988,168
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .      (244,485)       (818,557)
 Net realized gain on investments . . . . . . .      (517,278)     (1,709,985)
                                                  -----------    ------------
                                                     (761,763)     (2,528,542)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    31,372,928      73,335,902
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .       244,485         818,557
  Distributions from net realized gain  . . . .       517,278       1,709,985
                                                  -----------    ------------
                                                   32,134,691      75,864,444
 Cost of shares redeemed  . . . . . . . . . . .    (4,512,250)    (17,180,011)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . . . .    27,622,441      58,684,433
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    31,673,523      73,144,059
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .     3,371,444      35,044,967
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $35,044,967    $108,189,026
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $      3,911
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $     3,911    $     17,317
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .     2,627,688       5,082,303
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .        18,850          49,916
  Distributions from net realized gain  . . . .        39,883         106,943
                                                  -----------    ------------
                                                    2,686,421       5,239,162
 Redeemed . . . . . . . . . . . . . . . . . . .      (362,591)     (1,190,115)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .     2,323,830       4,049,047
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $  9.62       $  13.10
                                  ------             -------       --------
Income From Investment
 Operations
 Net Investment Income . .          0.03                0.10           0.13
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .         (0.38)               3.68           3.26
                                  ------             -------       --------
 Total From Investment
  Operations . . . . . . .         (0.35)               3.78           3.39
                                  ------             -------       --------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.03)              (0.10)         (0.13)
 Distributions From Net
  Realized Capital Gains .          0.00               (0.20)         (0.27)
                                  ------             -------       --------
 Total Distributions . . .         (0.03)              (0.30)         (0.40)
                                  ------             -------       --------
Net Asset Value, End of
 Period. . . . . . . . . .        $ 9.62             $ 13.10       $  16.09
                                  ======             =======       ========
TOTAL RETURN (%) . . . . .         (3.50)(c)           39.28          25.84
Ratio of Operating
 Expenses to Average
 Net Assets (%)  . . . . .          0.90 (b)            0.90           0.90
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          2.54 (b)            1.39           1.25
Portfolio Turnover
 Rate (%)  . . . . . . . .             1 (b)              20             18
Average Commission
 Rate(d) . . . . . . . . .            --                  --       $ 0.0599
Net Assets, End of
 Period (000)  . . . . . .        $3,371             $35,045       $108,189
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          3.97 (b)            1.51           0.96



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

WESTPEAK GROWTH AND INCOME SERIES
PORTFOLIO MANAGERS: GERALD SCRIVER AND PHILIP COOPER
WESTPEAK INVESTMENT ADVISORS, L.P.


[PHOTOS OF GERALD SCRIVER PHILIP COOPER]





Q. HOW DID WESTPEAK GROWTH AND INCOME SERIES PERFORM IN 1996?

For the year ended December 31, 1996, Westpeak Growth and Income delivered a total return of 18.10%. This compares with 22.90% for the S&P 500 Index/19/, the Series' benchmark. Most of this relative underperformance occurred in the first half of the year. As the year progressed, the Series began to close the gap, outperforming the S&P 500 in six of the last seven months of 1996.

The Series' track record remains exceptional: An investment of $10,000 at the Series' inception date of April 30, 1993 would have grown to $18,189 by year-end 1996. This is a hypothetical value attributable to the Series since inception and does not include variable annuity and life insurance contract charges and expenses.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

Entering the year, our outlook for the U.S. economy was positive. As events played out, however, particularly in the first half of the year, the economy's continued vigor surpassed our expectations.

The strong economy produced rising interest rates, accompanied by notable volatility in the nation's securities markets. These factors led us to believe that a continued rise in stock prices was limited. What's more, these conditions implied a weaker market environment ahead, one more favorable to value stocks--companies whose market prices appear low relative to their potential worth--than to growth stocks--those with expanding earnings. We therefore moved cautiously, tilting the Series' portfolio toward value investments and away from growth.

By July our view had changed somewhat. Interest rates seemed likely to remain flat--although higher than in late 1995--as the economy's expansionary trend began to cool. Therefore we maintained a cautious position, focusing the portfolio on stocks that, while carrying lower price/earnings ratios (a measure of a stock's price relative to the company's earning power), than our S&P benchmark, appeared to offer attractive prospects for price appreciation.

We also underestimated the remarkably strong and persistent cash flows into mutual funds. This record influx, coupled with an underlying tone of speculation and excitement over new issues, helped to drive the stock market higher.

A heavy commitment to the regional telephone operating companies--the so-called Baby Bells, as well as some large international oil companies, hindered performance early in the year. These companies, selected for their value characteristics, underperformed despite their size and quality.

Our decision to emphasize value stocks came too early. But during the second half of the year the market favored such stocks, enabling the Series to close part of the performance gap. We took advantage of downturns to build positions in IBM, Intel and Compaq Computer while they were available at attractive prices. These selections were very positive contributors to Series performance as the year progressed.

Overall our conservative approach held Series performance back somewhat this year. But we prefer to stick to our established philosophy rather than deviate from it as markets ebb and flow. We hope that our avoidance of timing the market will reduce the effects of risk on your Series' portfolio over the long-term.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

As is often the case, changes in interest rates are the most powerful influence on the stock market's direction. And a pickup in inflation, which has been modest by historical measures in recent years, would almost certainly bring Fed tightening.

But taking a longer term view, we see a continued favorable investment scenario, marked by low inflation and good earnings growth. While there is some risk built into the current market environment, a drop in stock prices would cause investors' expectations to fall. This may create a very positive situation for long-term investors.

[A CHART APPEARS HERE COMPARING A $10,000

 INVESTMENT IN THE SERIES AND AN INDEX]





                 Growth and

                Income Series    S&P 500


 4/30/93            10000         10000

12/31/93            11424         10819

12/31/94            11286         10966

12/31/95            15402         15072

12/31/96            18189         18524




FUND FACTS

GOAL: Long-term total return through investment in equity securities.

START DATE: May 1, 1993

SIZE: $82 million as of December 31, 1996.

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series from its inception in 1993; they also have managed Westpeak Stock Index Series since August 1993 and New England Growth Opportunities Fund since May 1, 1995. Mr. Scriver joined Westpeak in July, 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--97.6% OF TOTAL NET ASSETS

 SHARES                                         VALUE (A)
           AEROSPACE--3.0%
    7,700  Boeing Co.  . . . . . . . . . . .    $  819,087
   25,600  United Technologies Corp. . . . .     1,689,600
                                                ----------
                                                 2,508,687
                                                ----------
           AGRICULTURE & FOOD--6.3%
   44,500  Archer-Daniels-Midland Co.  . . .       979,000
   18,700  CPC International, Inc. . . . . .     1,449,250
   28,800  IBP, Inc. . . . . . . . . . . . .       698,400
   13,100  Tyson Foods, Inc. . . . . . . . .       448,675
    9,300  Unilever NV . . . . . . . . . . .     1,629,825
                                                ----------
                                                 5,205,150
                                                ----------
           AIRLINES--0.2%
    2,800  UAL, Inc.(c)  . . . . . . . . . .       175,000
                                                ----------
           BANKS--7.7%
   12,000  BankAmerica Corp. . . . . . . . .     1,197,000
    8,300  Bankers Trust NY  . . . . . . . .       715,875
   40,000  Banponce Corp., New . . . . . . .     1,350,000
   10,500  First Union Corp. . . . . . . . .       777,000
   19,300  NationsBank Corp. . . . . . . . .     1,886,575
    5,800  Republic NY Corp. . . . . . . . .       473,425
                                                ----------
                                                 6,399,875
                                                ----------
           BEVERAGE--0.9%
   14,300  Coca-Cola Co. . . . . . . . . . .       752,537
                                                ----------
           BUSINESS MACHINES--5.2%
   16,900  Compaq Computer Corp.(c)  . . . .     1,254,825
   11,400  International Business Machines .     1,721,400
   23,100  Western Digital Corp.(c)  . . . .     1,313,817
                                                ----------
                                                 4,290,042
                                                ----------
           CHEMICAL--3.3%
    4,700  Albemarle Corp. . . . . . . . . .        85,188
   22,500  Dow Chemical Co.  . . . . . . . .     1,763,437
    4,000  EI Du Pont de Nemours & Co. . . .       377,500
    5,900  Rohm & Haas Co. . . . . . . . . .       481,587
                                                ----------
                                                 2,707,712
                                                ----------
           COMPUTER SOFTWARE & SERVICES--1.3%
   27,500  Comdisco, Inc.  . . . . . . . . .       873,125
    3,600  Compuware Corp.(c)  . . . . . . .       180,450
                                                ----------
                                                 1,053,575
                                                ----------
           COSMETICS--2.5%
   42,000  Johnson & Johnson . . . . . . . .     2,089,500
                                                ----------
           DRUGS--7.2%
   20,400  Abbott Laboratories . . . . . . .     1,035,300
    7,900  Amgen, Inc.(c)    . . . . . . . .       429,562
    6,100  Bristol Myers & Squibb Co.  . . .       663,375
   20,800  Merck & Co. . . . . . . . . . . .     1,648,400
    4,600  Pfizer, Inc.  . . . . . . . . . .       381,225





 SHARES                                        VALUE (A)
           DRUGS--(CONTINUED)
    9,300  Rhone Poulenc Rorer, Inc.  . . .    $  726,562
   15,800  Schering Plough Corp.  . . . . .     1,023,050
                                               ----------
                                                5,907,474
                                               ----------
           ELECTRIC UTILITIES--3.9%
   27,700  Entergy Corp.  . . . . . . . . .       768,675
   52,900  Pinnacle West Capital Corp.  . .     1,679,575
   29,600  Unicom Corp. . . . . . . . . . .       802,900
                                               ----------
                                                3,251,150
                                               ----------
           ELECTRONICS--2.6%
    3,600  Intel Corp.  . . . . . . . . . .       471,375
   27,400  KLA Instruments Corp.(c) . . . .       972,700
    6,100  SCI Systems, Inc.(c) . . . . . .       272,213
   10,600  Tellabs, Inc.(c) . . . . . . . .       398,825
                                               ----------
                                                2,115,113
                                               ----------
           FINANCIAL--SERVICES--3.2%
   19,810  Bear Stearns Companies, Inc. . .       552,204
   42,600  Lehman Brothers Holdings, Inc. .     1,336,575
    9,500  Merrill Lynch & Co., Inc.  . . .       774,250
                                               ----------
                                                2,663,029
                                               ----------
           GAS UTILITIES--0.2%
    5,000  Nicor, Inc.  . . . . . . . . . .       178,750
                                               ----------
           HEALTHCARE--2.6%
   28,800  OrNda Healthcorp.(c) . . . . . .       842,400
   57,600  Tenet Healthcare Corp.(c)  . . .     1,260,000
                                               ----------
                                                2,102,400
                                               ----------
           INSURANCE--OTHER--3.7%
   12,000  AMBAC, Inc.(c) . . . . . . . . .       796,500
    3,000  CIGNA Corp.  . . . . . . . . . .       409,875
   15,100  Loews Corp.  . . . . . . . . . .     1,423,175
   16,650  Old Republic International
            Corp. . . . . . . . . . . . . .       445,387
                                               ----------
                                                3,074,937
                                               ----------
           INTERNATIONAL OIL--5.2%
    3,600  Chevron Corp.  . . . . . . . . .       234,000
   28,400  Exxon Corp.  . . . . . . . . . .     2,783,200
   10,500  Mobil Corp.  . . . . . . . . . .     1,283,625
                                               ----------
                                                4,300,825
                                               ----------
           LIFE INSURANCE--1.0%
   12,300  Conseco, Inc.  . . . . . . . . .       784,125
                                               ----------
           MEDIA--1.0%
   22,100  King World Productions(c)  . . .       814,937
                                               ----------
           METALS--1.1%
   11,500  Asarco, Inc. . . . . . . . . . .       286,062
    9,000  Phelps Dodge Corp. . . . . . . .       607,500
                                               ----------
                                                  893,562
                                               ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

 SHARES                                        VALUE (A)
           MISCELLANEOUS--0.1%
    5,600  American Water Works, Inc. . . .    $  115,500
                                               ----------
           MORTGAGE--1.2%
   16,600  Federal National Mortgage Assoc.       618,350
    8,700  Green Tree Financial Corp. . . .       336,037
                                               ----------
                                                  954,387
                                               ----------
           MOTOR VEHICLES--1.8%
   22,500  Chrysler Corp. . . . . . . . . .       742,500
   13,900  General Motors Corp. . . . . . .       774,925
                                               ----------
                                                1,517,425
                                               ----------
           OIL REFINEMENT/DISTRIBUTION--2.6%
   12,400  Royal Dutch Petroleum Co.  . . .     2,117,300
                                               ----------
           OIL SERVICE--0.3%
    8,700  Noble Drilling Corp.(c)  . . . .       172,913
    2,000  Rowan Companies(c) . . . . . . .        45,250
                                               ----------
                                                  218,163
                                               ----------
           OIL RESERVES--3.1%
   14,800  Amoco Corp.  . . . . . . . . . .     1,191,400
    9,300  National Fuel Gas Co.  . . . . .       383,625
   21,200  Phillips Petroleum Co. . . . . .       938,100
                                               ----------
                                                2,513,125
                                               ----------
           PAPER--3.3%
    9,200  Champion International Corp. . .       397,900
    7,800  Georgia-Pacific Corp.  . . . . .       561,600
   24,400  Mead Corp. . . . . . . . . . . .     1,418,250
    8,300  Rayonier, Inc. . . . . . . . . .       318,512
                                               ----------
                                                2,696,262
                                               ----------
           PHOTOGRAPHY--1.5%
   14,900  Eastman Kodak Co.  . . . . . . .     1,195,725
                                               ----------
           PRODUCER OF GOODS--5.6%
    8,300  Applied Materials, Inc.(c) . . .       298,282
    5,500  Case Corp. . . . . . . . . . . .       299,750
   24,300  Caterpillar Tractor Co.  . . . .     1,828,575
    9,800  Harsco Corp. . . . . . . . . . .       671,300
    8,300  Illinois Tool Works, Inc.  . . .       662,962
   38,400  Premark International, Inc.  . .       854,400
                                               ----------
                                                4,615,269
                                               ----------
           PUBLISHING--1.0%
   39,300  Moore Corp., Ltd.  . . . . . . .       800,737
                                               ----------
           RAILROAD--1.5%
   29,100  CSX Corp.  . . . . . . . . . . .     1,229,475
                                               ----------





 SHARES                                        VALUE (A)
           RETAIL--3.0%
   19,000  Dayton Hudson Corp. . . . . . .    $   745,750
    6,598  Eckerd Corp.(c) . . . . . . . .        211,136
   10,700  Gap, Inc. . . . . . . . . . . .        322,337
   12,700  Mercantile Stores Co., Inc. . .        627,062
    2,800  Tiffany & Co., New  . . . . . .        102,550
    9,300  TJX Companies, Inc. . . . . . .        440,587
                                              -----------
                                                2,449,422
                                              -----------
           SAVINGS & LOAN--1.5%
    1,900  Ahmanson & Co.  . . . . . . . .         61,750
   20,300  Dime Bancorp(c) . . . . . . . .        299,425
    6,600  Golden West Financial Corp.
            del  . . . . . . . . . . . . .        416,625
    7,400  Standard Federal Bancorp. . . .        420,875
                                              -----------
                                                1,198,675
                                              -----------
           SERVICES--0.2%
    2,800  Omnicom Group . . . . . . . . .        128,100
                                              -----------
           SOAPS--0.1%
    2,500  First Brands Corp.  . . . . . .         70,938
                                              -----------
           STEEL--1.3%
   34,900  USX-U.S. Steel Group  . . . . .      1,094,987
                                              -----------
           TELEPHONE--6.4%
   28,000  Ameritech Corp. . . . . . . . .      1,697,500
   24,600  Bell Atlantic Corp. . . . . . .      1,592,850
   22,400  Bell South Corp.  . . . . . . .        904,400
   24,100  MCI Communications  . . . . . .        787,769
    9,900  Sprint Corp.  . . . . . . . . .        394,763
                                              -----------
                                                5,377,282
                                              -----------
           TIRES AND RUBBER GOODS--1.0%
   15,400  Goodyear Tire & Rubber Co.  . .        791,175
                                              -----------

           Total Common Stocks
            (Identified Cost $70,424,057)      80,352,327
                                             ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 SHORT-TERM INVESTMENT--2.3%

   FACE
  AMOUNT                                                    VALUE (A)
$1,900,000  Repurchase agreement with State Street Bank
             & Trust Company dated 12/31/96 at 4.75% to
             be repurchased at $1,900,501 on 1/2/97.
             Collaterized by $1,515,000 U.S. Treasury
             Bond 8.875% due 8/15/97 with a value of
             $1,941,568 . . . . . . . . . . . . . . . .    $ 1,900,000
                                                           -----------
            Total Short-Term Investment
             (Identified cost $1,900,000) . . . . . . .      1,900,000
                                                           -----------
            Total Investments --99.9%
             (Identified cost $72,324,057)(b) . . . . .     82,252,327
            Other assets less liabilities . . . . . . .         77,816
                                                           -----------
            TOTAL NET ASSETS--100%  . . . . . . . . . .    $82,330,143
                                                           ===========



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31,1996 the net unrealized appreciation on investments based on cost of $72,331,708 for federal income tax purposes was as follows:



     Aggregate gross unrealized appreciation for all
      investments in which there is an excess of
      value over tax cost  . . . . . . . . . . . . .    $10,880,192
     Aggregate gross unrealized depreciation for all
      investments in which there is an excess of tax
      cost over value  . . . . . . . . . . . . . . .       (959,573)
                                                        -----------
     Net unrealized appreciation . . . . . . . . . .    $ 9,920,619
                                                        ===========



(c) Non-income producing security.





                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . . . .             $82,252,327
 Cash  . . . . . . . . . . . . . . . . . . . .                     728
 Receivable for:
  Fund shares sold . . . . . . . . . . . . . .                 129,763
  Dividends and interest . . . . . . . . . . .                 115,999
                                                           -----------
                                                            82,498,817
LIABILITIES
 Payable for:
  Fund shares redeemed . . . . . . . . . . . .   $59,014
  Withholding taxes  . . . . . . . . . . . . .       565
  Miscellaneous  . . . . . . . . . . . . . . .       471
 Accrued expenses:
  Management fees  . . . . . . . . . . . . . .    79,576
  Deferred trustees' fees  . . . . . . . . . .     1,102
  Other expenses . . . . . . . . . . . . . . .    27,946
                                                 -------
                                                               168,674
                                                           -----------
                                                           $82,330,143
                                                           ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . . . .             $70,263,879
  Undistributed net investment income  . . . .                     469
  Accumulated net realized gains . . . . . . .               2,137,525
  Unrealized appreciation on
   investments . . . . . . . . . . . . . . . .               9,928,270
                                                           -----------
NET ASSETS . . . . . . . . . . . . . . . . . .             $82,330,143
                                                           ===========
Computation of offering price:
Net asset value and redemption price per share
 ($82,330,143 divided by 542,449 shares of
 beneficial interest)  . . . . . . . . . . . .             $    151.77
                                                           ===========
Identified cost of investments . . . . . . . .             $72,324,057
                                                           ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .               $ 1,301,995(a)
 Interest . . . . . . . . . . . . .                   127,382
                                                  -----------
                                                    1,429,377
EXPENSES
 Management fees  . . . . . . . . .   $443,509
 Trustees' fees and expenses  . . .     11,505
 Custodian  . . . . . . . . . . . .     57,352
 Audit and tax services . . . . . .     13,200
 Legal  . . . . . . . . . . . . . .     11,564
 Printing . . . . . . . . . . . . .     35,527
 Miscellaneous  . . . . . . . . . .      3,883
                                      --------
   Total expenses . . . . . . . . .    576,540
   Less expenses assumed by the
    investment adviser  . . . . . .    (37,994)       538,546
                                      --------    -----------
NET INVESTMENT INCOME . . . . . . .                   890,831
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                 8,163,321
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                 2,277,386
                                                  -----------
Net gain on investment transactions                10,440,707
                                                  -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .               $11,331,538
                                                  ===========



(a) Net of foreign taxes of: $6,549.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK GROWTH & INCOME SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                   YEAR ENDED     YEAR ENDED
                                                  DECEMBER 31,   DECEMBER 31,
                                                      1995           1996
                                                  ------------  ---------------
FROM OPERATIONS
 Net investment income  . . . . . . . . . . . .   $   563,717    $    890,831
 Net realized gain on investments . . . . . . .     2,941,365       8,163,321
 Unrealized appreciation on investments . . . .     6,907,865       2,277,386
                                                  -----------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS . . . .    10,412,947      11,331,538
                                                  -----------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income  . . . . . . . . . . . .      (549,852)       (904,227)
 Net realized gain on investments . . . . . . .    (1,825,459)     (6,507,691)
                                                  -----------    ------------
                                                   (2,375,311)     (7,411,918)
                                                  -----------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares . . . . . . . . .    22,945,280      35,852,491
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income  . .       549,852         904,227
  Distributions from net realized gain  . . . .     1,825,459       6,507,691
                                                  -----------    ------------
                                                   25,320,591      43,264,409
 Cost of shares redeemed  . . . . . . . . . . .    (8,163,352)    (12,982,923)
                                                  -----------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS  . . . . . . . . . . . . .    17,157,239      30,281,486
                                                  -----------    ------------
 TOTAL INCREASE IN NET ASSETS . . . . . . . . .    25,194,875      34,201,106
NET ASSETS
 Beginning of the year  . . . . . . . . . . . .    22,934,162      48,129,037
                                                  -----------    ------------
 End of the year  . . . . . . . . . . . . . . .   $48,129,037    $ 82,330,143
                                                  ===========    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year  . . . . . . . . . . . .   $         0    $     13,865
                                                  ===========    ============
 End of the year  . . . . . . . . . . . . . . .   $    13,865    $        469
                                                  ===========    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares . . . . . . . .       175,593         239,114
 Issued in connection with the reinvestment of:
  Distributions from net investment income  . .         3,932           5,851
  Distributions from net realized gain  . . . .        13,054          42,976
                                                  -----------    ------------
                                                      192,579         287,941
 Redeemed . . . . . . . . . . . . . . . . . . .       (62,314)        (86,095)
                                                  -----------    ------------
 Net change . . . . . . . . . . . . . . . . . .       130,265         201,846
                                                  ===========    ============




 FINANCIAL HIGHLIGHTS
                        APRIL 30, 1993 (A)      YEAR          YEAR           YEAR
                             THROUGH           ENDED         ENDED          ENDED
                           DECEMBER 31,     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,
                               1993             1994          1995           1996
                        ------------------  ------------  ------------  --------------
Net Asset Value,
 Beginning of
 Period . . . . . . .       $100.00           $112.32       $109.03        $141.31
                            -------           -------       -------        -------
Income From Investment
 Operations
 Net Investment
  Income  . . . . . .          0.92              1.90          1.77           1.78
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments . . . .         13.33             (3.25)        37.91          23.69
                            -------           -------       -------        -------
 Total From Investment
  Operations. . . . .         14.25             (1.35)        39.68          25.47
                            -------           -------       -------        -------
Less Distributions
 Dividends From Net
  Investment Income .         (0.92)            (1.92)        (1.71)         (1.82)
 Distributions From
  Net Realized Capital
  Gains . . . . . . .         (1.00)             0.00         (5.69)        (13.19)
 Distributions in
  Excess of Net
  Realized Capital
  Gains . . . . . . .         (0.01)             0.00          0.00           0.00
 Distributions From
  Paid-in Capital . .          0.00             (0.02)         0.00           0.00
                            -------           -------       -------        -------
Total Distributions .         (1.93)            (1.94)        (7.40)        (15.01)
                            -------           -------       -------        -------
Net Asset Value, End
 of Period  . . . . .       $112.32           $109.03       $141.31        $151.77
                            =======           =======       =======        =======
TOTAL RETURN (%)  . .         14.24(c)          (1.21)        36.46          18.10
Ratio of Operating
 Expenses to Average
 Net Assets (%) . . .          0.85(b)           0.85          0.85           0.85
Ratio of Net
 Investment Income
 to Average Net
 Assets (%) . . . . .          2.16(b)           2.30          1.63           1.40
Portfolio Turnover
 Rate (%) . . . . . .            49(b)            133            92            104
Average Commission
 Rate(d). . . . . . .            --                --            --        $0.0344
Net Assets, End of
 Period (000) . . . .       $ 9,082           $22,934       $48,129        $82,330
The ratios of expenses
 to average net assets
 without giving effect
 to the voluntary
 expense agreement
 described in Note 4
 to the Financial
 Statements would have
 been (%) . . . . . .          0.94(b)           0.86          1.06           0.91



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spread on shares traded on a principal basis.

                See accompanying notes to financial statements.

WESTPEAK STOCK INDEX SERIES
PORTFOLIO MANAGERS: GERALD SCRIVER AND PHILIP COOPER
WESTPEAK INVESTMENT ADVISORS, L. P.


[PHOTOS OF GERALD SCRIVER & PHILIP COOPER]





Q. HOW DID THE WESTPEAK STOCK INDEX SERIES PERFORM IN 1996?

A. The Westpeak Stock Index Series returned 22.47% compared to 22.90% posted by the S&P 500 Index/19/ for the fiscal year ended December 31, 1996. The backdrop for the continued market success was the continued low interest rate environment with little action from the Federal Reserve Board to raise interest rates.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. The Series' seeks to track the performance of the S&P 500 Stock Index. Our approach is to own all of the 500 stocks in the Index in the same proportion as the Index.

The past year was a difficult year for actively managed Funds to keep pace. This was due to the fact that much of the most profitable returns came from a small concentration of stocks such as Microsoft and Intel.

Q. WHAT IS THE OUTLOOK FOR THE MONTHS AHEAD?

A. Although recent market returns may not be sustainable in 1997, the Westpeak Stock Index Series seeks to maintain full participation in S&P 500 returns.

[A CHART APPEARS HERE WHICH COMPARES A $10,000

        INVESTMENT VERSUS AN INDEX]





                   Stock Index

                     Series          S&P 500


4/30/87               10000           10000

1987                   8780            8770

1988                  10215           10216

1989                  13294           13444

1990                  12743           13025

1991                  16614           16976

1992                  17826           18268

1993                  19560           20101

1994                  19783           20374

1995                  27079           28003

1996                  33163           34415




FUND FACTS

GOAL: Investment results that correspond to the composite price and yield performance of United States publicly traded common stocks.

START DATE: May 1, 1987.

SIZE: $81 million as of December 31, 1996

MANAGERS: Gerald Scriver and Philip Cooper. Mr. Scriver and Mr. Cooper have managed the Series since 1993; they have also managed Westpeak Growth and Income Series since August 1993 and New England Growth Opportunities Fund since May 1, 1995. Mr. Scriver joined Westpeak in July 1991 and Mr. Cooper joined Westpeak in December 1991.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--99.4% OF TOTAL NET ASSETS

SHARES                                         VALUE (A)
        AEROSPACE--2.0%
4,100   Allied Signal, Inc.   . . . . . . .    $  274,700
5,247   Boeing Co.    . . . . . . . . . . .       558,150
  900   General Dynamics Corp.  . . . . . .        63,450
2,815   Lockheed Martin Corp.   . . . . . .       257,573
3,000   McDonnell Douglas Corp. . . . . . .       192,000
  900   Northrop Grumman Corp.  . . . . . .        74,475
3,500   United Technologies Corp. . . . . .       231,000
                                               ----------
                                                1,651,348
                                               ----------
        AGRICULTURE AND FOOD--2.8%
7,725   Archer-Daniels-Midland Co.  . . . .       169,950
3,300   Campbell Soup Co. . . . . . . . . .       264,825
3,250   Conagra, Inc.   . . . . . . . . . .       161,687
2,100   CPC International, Inc. . . . . . .       162,750
2,200   General Mills, Inc. . . . . . . . .       139,425
5,200   H.J. Heinz Co.  . . . . . . . . . .       185,900
2,200   Hershey Foods Corp. . . . . . . . .        96,250
2,900   Kellogg Co. . . . . . . . . . . . .       190,312
1,200   Pioneer Hi Bred International,
         Inc. . . . . . . . . . . . . . . .        84,000
1,900   Quaker Oats Co.   . . . . . . . . .        72,437
7,000   Sara Lee Corp.    . . . . . . . . .       260,750
2,200   Unilever N.V. . . . . . . . . . . .       385,550
1,800   William Wrigley Jr. Co. . . . . . .       101,250
                                               ----------
                                                2,275,086
                                               ----------
        AIR TRANSPORT--0.4%
1,400   AMR Corp.(c)  . . . . . . . . . . .       123,375
1,100   Delta Airlines, Inc.    . . . . . .        77,963
1,600   Federal Express Corp.(c)  . . . . .        71,200
2,100   Southwest Airlines Co.  . . . . . .        46,463
  900   US Air Group, Inc.(c) . . . . . . .        21,038
                                               ----------
                                                  340,039
                                               ----------
        ALUMINUM--0.4%
3,200   Alcan Aluminum, Ltd.  . . . . . . .       107,600
2,500   Aluminum Company of America . . . .       159,375
  900   Reynolds Metals Co.   . . . . . . .        50,738
                                               ----------
                                                  317,713
                                               ----------
        APPAREL--0.6%
1,000   Fruit of the Loom, Inc. . . . . . .        37,875
1,000   Liz Claiborne, Inc. . . . . . . . .        38,625
4,000   Nike, Inc.  . . . . . . . . . . . .       239,000
  800   Reebok International Ltd.   . . . .        33,600
  600   Russell Corp. . . . . . . . . . . .        17,850
  100   Springs Industries, Inc.    . . . .         4,300
  700   Stride Rite Corp.   . . . . . . . .         7,000
1,000   VF Corp.  . . . . . . . . . . . . .        67,500
                                               ----------
                                                  445,750
                                               ----------
        BANKS--7.5%
6,175   Banc One Corp.  . . . . . . . . . .       265,525
2,200   Bank of Boston Corp.    . . . . . .       141,350
5,400   Bank of New York, Inc.  . . . . . .       182,250





SHARES                                           VALUE (A)
 4,928  BankAmerica Corp.   . . . . . . . . .    $  491,568
   900  Bankers Trust New York Corp.  . . . .        77,625
 2,600  Barnett Banks of Florida, Inc.  . . .       106,925
 2,000  Boatmens Bancshares, Inc. . . . . . .       129,000
 6,070  Chase Manhattan Corp. . . . . . . . .       541,747
 6,700  Citicorp(c) . . . . . . . . . . . . .       690,100
 1,600  Comerica, Inc.    . . . . . . . . . .        83,800
 3,200  Core States Financial Corp. . . . . .       166,000
 1,300  Fifth Third Bancorp.  . . . . . . . .        81,656
 1,900  First Bank Systems, Inc.    . . . . .       129,675
 4,510  First Chicago Corp. . . . . . . . . .       242,412
 3,950  First U.N. Corp.    . . . . . . . . .       292,300
 3,662  Fleet Financial Group, Inc. . . . . .       182,642
 2,600  J.P. Morgan & Co., Inc. . . . . . . .       253,825
 3,100  Keycorp . . . . . . . . . . . . . . .       156,550
 1,750  Mellon Bank Corp.   . . . . . . . . .       124,250
 3,100  National City Corp. . . . . . . . . .       139,112
 4,016  Nationsbank Corp. . . . . . . . . . .       392,564
 5,100  Norwest Corp.   . . . . . . . . . . .       221,850
 4,800  PNC Bank Corp.    . . . . . . . . . .       180,600
   800  Republic New York Corp.   . . . . . .        65,300
 3,200  Suntrust Banks, Inc.    . . . . . . .       157,600
 2,200  U.S. Bancorp. . . . . . . . . . . . .        98,863
 2,300  Wachovia Corp.  . . . . . . . . . . .       129,950
 1,333  Wells Fargo & Co.   . . . . . . . . .       359,577
                                                 ----------
                                                  6,084,616
                                                 ----------
        BEVERAGES--3.1%
35,300  Coca Cola Co. . . . . . . . . . . . .     1,857,662
22,400  PepsiCo, Inc. . . . . . . . . . . . .       655,200
 1,300  Whitman Corp.   . . . . . . . . . . .        29,738
                                                 ----------
                                                  2,542,600
                                                 ----------
        BUSINESS MACHINES--5.2%
 2,300  3Com Corp.  . . . . . . . . . . . . .       168,762
 1,600  Alco Standard Corp. . . . . . . . . .        82,600
 1,700  Amdahl Corporation(c) . . . . . . . .        20,612
 1,900  Apple Computer, Inc.    . . . . . . .        39,662
 2,800  Bay Networks, Inc.    . . . . . . . .        58,450
 2,000  Cabletron Systems, Inc.(c)  . . . . .        66,500
 9,400  Cisco Systems, Inc.   . . . . . . . .       598,075
 3,800  Compaq Computer Corp.(c)  . . . . . .       282,150
   600  Data General Corp.(c) . . . . . . . .         8,700
 2,400  Dell Computer Corp. . . . . . . . . .       127,500
 2,200  Digital Equipment Corp.(c)  . . . . .        80,025
 3,200  EMC Corp. . . . . . . . . . . . . . .       106,000
14,400  Hewlett-Packard Co.   . . . . . . . .       723,600
 7,300  International Business Machines
         Corp.  . . . . . . . . . . . . . . .     1,102,300
 2,000  Pitney Bowes, Inc.  . . . . . . . . .       109,000
 3,200  Seagate Technology  . . . . . . . . .       126,400
 2,500  Silicon Graphics, Inc.(c) . . . . . .        63,750
 5,300  Sun Microsystems, Inc.(c) . . . . . .       136,144
 1,800  Tandem Computers, Inc.(c) . . . . . .        24,750
 2,500  Unisys, Corp.(c)  . . . . . . . . . .        16,875
 4,500  Xerox Corp.   . . . . . . . . . . . .       236,813
                                                 ----------
                                                  4,178,668
                                                 ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                      VALUE (A)
        CHEMICALS--3.2%
 1,500  Air Products and
         Chemicals, Inc. . . . . . . . .    $  103,687
   900  Ashland, Inc.  . . . . . . . . .        39,488
 1,500  Avery Dennison Corp. . . . . . .        53,063
   700  B.F. Goodrich Co.  . . . . . . .        28,350
 3,450  Dow Chemical Co. . . . . . . . .       270,394
 1,100  Eastman Chemical Co. . . . . . .        60,775
 8,100  E.I. Du Pont de Nemours & Co.  .       764,437
 2,025  Engelhard Corp.  . . . . . . . .        38,728
   500  FMC Corp.(c) . . . . . . . . . .        35,063
   800  Great Lakes Chemical Corp. . . .        37,400
 1,500  Hercules, Inc. . . . . . . . . .        64,875
 8,500  Monsanto Co. . . . . . . . . . .       330,437
 2,100  Morton International, Inc. . . .        85,575
 1,000  Nalco Chemical Co. . . . . . . .        36,125
 4,700  Occidental Petroleum Corp. . . .       109,862
 2,600  PPG Industries, Inc. . . . . . .       145,925
 2,100  Praxair, Inc.  . . . . . . . . .        96,862
 1,000  Rohm & Haas Co.  . . . . . . . .        81,625
   700  Sigma-Aldrich Corp.  . . . . . .        43,706
 1,700  Union Carbide Corp.  . . . . . .        69,488
 1,300  W.R. Grace & Co. . . . . . . . .        67,275
                                            ----------
                                             2,563,140
                                            ----------
        CONSTRUCTION--0.4%
   600  Armstrong World
         Industries, Inc.  . . . . . . .        41,700
   400  Centex Corp. . . . . . . . . . .        15,050
 1,200  Fluor Corp.  . . . . . . . . . .        75,300
   600  Kaufman & Broad Home Corp. . . .         7,725
 2,300  Masco Corp.  . . . . . . . . . .        82,800
 1,200  Sherwin Williams Co. . . . . . .        67,200
                                            ----------
                                               289,775
                                            ----------
        CONSUMER DURABLES--0.1%
 1,300  Black & Decker Corp. . . . . . .        39,163
 1,400  Maytag Corp. . . . . . . . . . .        27,650
 1,000  Whirlpool Corp.  . . . . . . . .        46,625
                                            ----------
                                               113,438
                                            ----------
        CONTAINERS--0.4%
   200  Ball Corp. . . . . . . . . . . .         5,200
   700  Bemis, Inc.  . . . . . . . . . .        25,813
 1,800  Crown Cork & Seal, Inc.(c) . . .        97,875
   900  Temple Inland, Inc.  . . . . . .        48,713
 2,400  Tenneco, Inc.  . . . . . . . . .       108,300
                                            ----------
                                               285,901
                                            ----------
        COSMETICS--1.3%
   200  Alberto Culver Co. . . . . . . .         9,600
 1,900  Avon Products, Inc.  . . . . . .       108,537
19,200  Johnson & Johnson  . . . . . . .       955,200
                                            ----------
                                             1,073,337
                                            ----------





SHARES                                         VALUE (A)
        DOMESTIC OIL RESERVES--1.7%
 7,200  Amoco Corp. . . . . . . . . . . . .    $  579,600
 2,300  Atlantic Richfield Co.  . . . . . .       304,750
 1,600  Burlington Resources, Inc.  . . . .        80,600
   400  Louisiana Land & Exploration  . . .        21,450
   800  Pennzoil Co.  . . . . . . . . . . .        45,200
 3,800  Phillips Petroleum Co.  . . . . . .       168,150
 1,311  Santa Fe Energy Research, Inc.(c) .        18,190
 3,464  Union Pacific Resources
         Group, Inc.  . . . . . . . . . . .       101,322
 2,400  Williams Companies, Inc.  . . . . .        90,000
                                               ----------
                                                1,409,262
                                               ----------
        DRUGS & MEDICINE--7.2%
11,200  Abbott Laboratories, Inc. . . . . .       568,400
   900  Allergan, Inc.  . . . . . . . . . .        32,063
 1,200  Alza Corp.(c) . . . . . . . . . . .        31,050
 9,200  American Home Products Corp.  . . .       539,350
 3,800  Amgen, Inc.(c)  . . . . . . . . . .       206,625
 7,240  Bristol Myers & Squibb Co.  . . . .       787,350
 7,700  Eli Lilly & Co. . . . . . . . . . .       562,100
 1,100  Mallinckrodt Group, Inc.  . . . . .        48,537
17,400  Merck & Co., Inc. . . . . . . . . .     1,378,950
 9,300  Pfizer, Inc.  . . . . . . . . . . .       770,737
 7,180  Pharmacia & Upjohn, Inc.  . . . . .       284,507
 5,100  Schering-Plough Corp. . . . . . . .       330,225
 4,000  Warner-Lambert Co.  . . . . . . . .       300,000
                                               ----------
                                                5,839,894
                                               ----------
        ELECTRIC UTILITIES--2.8%
 2,500  American Electric Power Co., Inc. .       102,812
 2,100  Baltimore Gas & Electric Co.  . . .        56,175
 2,200  Carolina Power & Light Co.  . . . .        80,300
 2,900  Central & South West Corp.  . . . .        74,313
 2,211  Cinergy Corp. . . . . . . . . . . .        73,792
 3,400  Consolidated Edison Co. of
         New York . . . . . . . . . . . . .        99,450
 2,350  Dominion Resources, Inc.  . . . . .        90,475
 2,100  DTE Energy Co.  . . . . . . . . . .        67,988
 2,800  Duke Power Co.  . . . . . . . . . .       129,500
 6,200  Edison International  . . . . . . .       123,225
 3,200  Entergy Corp. . . . . . . . . . . .        88,800
 2,600  FPL Group, Inc. . . . . . . . . . .       119,600
 1,500  GPU, Inc. . . . . . . . . . . . . .        50,437
 3,400  Houston Industries, Inc.  . . . . .        76,925
 2,000  Niagara Mohawk Power Corp.  . . . .        19,750
   900  Northern States Power Co. . . . . .        41,288
 2,100  Ohio Edison Co. . . . . . . . . . .        47,775
 5,900  Pacific Gas & Electric Corp.  . . .       123,900
 4,000  Pacificorp  . . . . . . . . . . . .        82,000
 3,200  PECO Energy Co. . . . . . . . . . .        80,800
 2,300  P.P. & L Res, Inc.  . . . . . . . .        52,900
 3,200  Public Service Enterprise Group . .        87,200
 9,700  Southern Co.  . . . . . . . . . . .       219,462
 3,100  Texas Utilities Co. . . . . . . . .       126,325
 3,200  Unicom Corp.  . . . . . . . . . . .        86,800
 1,400  Union Electric Co.  . . . . . . . .        53,900
                                               ----------
                                                2,255,892
                                               ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                     VALUE (A)
        ELECTRONICS--4.8%
 1,900  Advanced Micro Devices,
         Inc.(c)  . . . . . . . . . . .    $   48,925
 2,632  Allegheny Teldyne, Inc. . . . .        60,536
 3,056  AMP, Inc. . . . . . . . . . . .       117,274
   887  Andrew Corp.(c) . . . . . . . .        47,066
 1,600  Cooper Industries, Inc. . . . .        67,400
   500  Harris Corp.  . . . . . . . . .        34,312
 1,700  Honeywell, Inc. . . . . . . . .       111,775
11,900  Intel Corp. . . . . . . . . . .     1,558,156
 2,000  LSI Logic Corp.(c)  . . . . . .        53,500
 3,000  Micron Technology, Inc. . . . .        87,375
 8,500  Motorola, Inc.  . . . . . . . .       521,687
 1,900  National Semiconductor Corp.(c)        46,312
 3,600  Northern Telecom, Ltd.  . . . .       222,750
   600  Raychem Corp. . . . . . . . . .        48,075
 3,300  Raytheon Co.  . . . . . . . . .       158,812
 3,500  Rockwell International Corp.  .       213,062
 1,100  Scientific Atlanta, Inc.  . . .        16,500
   500  Tektronix, Inc. . . . . . . . .        25,625
 2,600  Tellabs, Inc.(c)  . . . . . . .        97,825
 2,600  Texas Instruments, Inc. . . . .       165,750
   600  Thomas & Betts Corp.  . . . . .        26,625
 8,900  U.S. West Media Group,
         Inc.(c)  . . . . . . . . . . .       164,650
                                           ----------
                                            3,893,992
                                           ----------
        FINANCE--2.0%
 6,900  American Express Co.  . . . . .       389,850
   800  Beneficial Corp.  . . . . . . .        50,700
 2,402  Dean Witter, Discover & Co. . .       159,132
 1,200  Household International, Inc. .       110,700
 3,325  MBNA Corp.  . . . . . . . . . .       137,987
 2,300  Merrill Lynch & Co., Inc. . . .       187,450
 2,000  Morgan Stanley Group, Inc.  . .       114,250
 1,600  Salomon, Inc. . . . . . . . . .        75,400
 9,168  Travelers Group, Inc. . . . . .       415,998
                                           ----------
                                            1,641,467
                                           ----------
        FOREIGN OIL RESERVES--0.1%
   700  Kerr McGee Corp.  . . . . . . .        50,400
                                           ----------
        FOREST PRODUCTS--0.0%
 1,600  Louisiana Pacific Corp. . . . .        33,800
                                           ----------
        GAS UTILITIES--0.7%
   900  Columbia Gas System, Inc.(c)  .        57,263
 1,300  Consolidated Natural Gas Co.  .        71,825
   300  Eastern Enterprises . . . . . .        10,612
 3,600  Enron Corp. . . . . . . . . . .       155,250
   900  Ensearch Corp.  . . . . . . . .        20,700
   700  Nicor, Inc. . . . . . . . . . .        25,025
 1,900  Noram Energy Corp.  . . . . . .        29,212
   200  Oneok, Inc. . . . . . . . . . .         6,000
 1,100  Pacific Enterprises, Ltd. . . .        33,412
 2,229  PanEnergy Corp. . . . . . . . .       100,305
   500  Peoples Energy Corp.  . . . . .        16,937
 1,000  Sonat, Inc. . . . . . . . . . .        51,500
                                           ----------
                                              578,041
                                           ----------





SHARES                                  VALUE (A)
        HEALTH CARE--1.9%
   800  Bausch & Lomb, Inc.  . . . .    $   28,000
 3,800  Baxter International, Inc. .       155,800
 1,700  Becton Dickinson & Co. . . .        73,738
 1,300  Beverly Enterprises,
         Inc.(c) . . . . . . . . . .        16,575
 1,700  Biomet, Inc.(c)  . . . . . .        25,713
 2,600  Boston Scientific Corp.(c) .       156,000
 9,686  Columbia Healthcare Corp.  .       394,704
   800  C.R. Bard, Inc.  . . . . . .        22,400
 1,100  Guidant Corp.  . . . . . . .        62,700
 2,300  Humana, Inc.(c)  . . . . . .        43,987
   900  Manor Care, Inc. . . . . . .        24,300
 3,600  Medtronics, Inc. . . . . . .       244,800
   400  Millipore Corp.  . . . . . .        16,550
 1,100  St. Jude Medical, Inc.(c)  .        46,888
 3,000  Tenet Healthcare Corp.(c)  .        65,625
 2,800  United Healthcare Corp.  . .       126,000
   900  United States Surgical
         Corp. . . . . . . . . . . .        35,438
                                        ----------
                                         1,539,218
                                        ----------
        HOTELS AND RESTAURANTS--1.1%
 2,200  Darden Restaurants,
         Inc.(c) . . . . . . . . . .        19,250
 1,450  Harrahs Entertainment,
         Inc.  . . . . . . . . . . .        28,819
 1,900  HFS, Inc.  . . . . . . . . .       113,525
 3,600  Hilton Hotels Corp.  . . . .        94,050
 1,600  ITT Corp. New  . . . . . . .        69,400
 1,800  Marriott International,
         Inc.  . . . . . . . . . . .        99,450
10,100  McDonald's Corp. . . . . . .       457,025
 1,800  Wendys International, Inc. .        36,900
                                        ----------
                                           918,419
                                        ----------
        INTERNATIONAL OIL--4.4%
 9,400  Chevron Corp.  . . . . . . .       611,000
17,900  Exxon Corp.  . . . . . . . .     1,754,200
 5,700  Mobil Corp.  . . . . . . . .       696,825
 1,500  Oryx Energy Corp.(c) . . . .        37,125
 3,700  Texaco, Inc. . . . . . . . .       363,063
                                        ----------
                                         3,462,213
                                        ----------
        LEISURE--0.3%
 1,200  Brunswick Corp.  . . . . . .        28,800
 1,200  Hasbro, Inc. . . . . . . . .        46,650
 3,750  Mattel, Inc. . . . . . . . .       104,062
                                        ----------
                                           179,512
                                        ----------
        LIFE INSURANCE--0.8%
 2,283  Aetna Life and Casualty
         Co. . . . . . . . . . . . .       182,640
 2,900  American General Corp. . . .       118,537
 1,025  Jefferson Pilot Corp.  . . .        58,041
 1,400  Lincoln National Corp.,
         Inc.  . . . . . . . . . . .        73,500
 1,400  Providian Corp.  . . . . . .        71,925
 1,000  Transamerica Corp. . . . . .        79,000
   450  USLife Corp. . . . . . . . .        14,963
                                        ----------
                                           598,606
                                        ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                           VALUE (A)
        LIQUOR--0.7%
   300  Adolph Coors Co.  . . . . . . . . . .    $    5,700
 7,000  Anheuser-Busch Companies, Inc.  . . .       280,000
 1,100  Brown Forman Corp. "B"  . . . . . . .        50,325
 5,400  Seagram Company, Ltd. . . . . . . . .       209,250
                                                 ----------
                                                    545,275
                                                 ----------
        MEDIA--2.1%
 4,600  Comcast Corp. . . . . . . . . . . . .        81,938
 1,900  General Instrument Corp.  . . . . . .        41,087
   450  King World Productions, Inc.(c) . . .        16,594
 9,600  Tele-Communications A(c)  . . . . . .       125,400
 8,000  Time-Warner, Inc. . . . . . . . . . .       300,000
 1,000  Tribune Co. . . . . . . . . . . . . .        78,875
 4,857  Viacom, Inc.(c) . . . . . . . . . . .       169,388
 9,798  Walt Disney Co. . . . . . . . . . . .       682,186
 9,000  Westinghouse Electric Corp. . . . . .       178,875
                                                 ----------
                                                  1,674,343
                                                 ----------
        MISCELLANEOUS FINANCE--0.1%
 1,500  H & R Block, Inc. . . . . . . . . . .        43,500
                                                 ----------
        MISCELLANEOUS MINING--0.2%
   600  Asarco, Inc.  . . . . . . . . . . . .        14,925
 1,250  Cyprus Amax Minerals Co.  . . . . . .        29,219
 2,400  Inco, Ltd.  . . . . . . . . . . . . .        76,500
 1,000  Phelps Dodge Corp.  . . . . . . . . .        67,500
                                                 ----------
                                                    188,144
                                                 ----------
        MORTGAGE--1.1%
 2,400  Federal Home Loan Mortgage Corp.  . .       264,300
15,700  Federal National Mortgage
         Association  . . . . . . . . . . . .       584,825
 1,800  Green Tree Acceptance Corp. . . . . .        69,525
                                                 ----------
                                                    918,650
                                                 ----------
        MOTOR VEHICLES--2.1%
10,600  Chrysler Corp.  . . . . . . . . . . .       349,800
 1,300  Dana Corp.  . . . . . . . . . . . . .        42,413
   900  Echlin, Inc.  . . . . . . . . . . . .        28,462
   500  Fleetwood Enterprises, Inc. . . . . .        13,750
17,100  Ford Motor Co.  . . . . . . . . . . .       545,062
10,400  General Motors Corp.  . . . . . . . .       579,800
 1,220  Navistar International
         Corp., Inc.(c) . . . . . . . . . . .        11,132
   645  Paccar, Inc.  . . . . . . . . . . . .        43,860
 1,800  TRW, Inc. . . . . . . . . . . . . . .        89,100
                                                 ----------
                                                  1,703,379
                                                 ----------
        OIL REFINING--2.1%
 1,300  Amerada Hess Corp.  . . . . . . . . .        75,237
 1,400  Coastal Corp. . . . . . . . . . . . .        68,425
 7,500  Royal Dutch Petroleum Co. ADR(d)  . .     1,280,625
 1,100  Sun, Inc. . . . . . . . . . . . . . .        26,813
 3,500  Unocal Corp.  . . . . . . . . . . . .       142,188
 4,000  USX Marathon Group  . . . . . . . . .        95,500
                                                 ----------
                                                  1,688,788
                                                 ----------





SHARES                                        VALUE (A)
        OIL SERVICES--0.8%
2,000   Baker Hughes, Inc. . . . . . . . .    $   69,000
1,800   Halliburton Co.  . . . . . . . . .       108,450
  300   Helmerich & Payne, Inc.  . . . . .        15,638
1,100   Rowan Companies, Inc.(c) . . . . .        24,888
3,600   Schlumberger, Ltd. . . . . . . . .       359,550
  700   Western Atlas, Inc.(c) . . . . . .        49,613
                                              ----------
                                                 627,139
                                              ----------
        OTHER INSURANCE--3.0%
6,386   Allstate Corp. . . . . . . . . . .       369,590
6,812   American International
         Group, Inc. . . . . . . . . . . .       737,399
1,500   Aon Corp.  . . . . . . . . . . . .        93,188
2,500   Chubb Corp.  . . . . . . . . . . .       134,375
1,000   CIGNA Corp.  . . . . . . . . . . .       136,625
1,200   General Reinsurance Corp.  . . . .       189,300
1,600   ITT Hartford Group, Inc. . . . . .       108,000
1,600   Loews Corp.  . . . . . . . . . . .       150,800
1,000   Marsh & McLennan Companies . . . .       104,000
  700   MBIA, Inc. . . . . . . . . . . . .        70,875
  800   MGIC Investment Corp.  . . . . . .        60,800
1,800   Safeco Corp. . . . . . . . . . . .        70,988
1,200   St. Paul Companies, Inc. . . . . .        70,350
  950   Torchmark, Inc.  . . . . . . . . .        47,975
1,000   UNUM Corp. . . . . . . . . . . . .        72,250
1,700   USF&G Corp.  . . . . . . . . . . .        35,488
                                              ----------
                                               2,452,003
                                              ----------
        PAPER--1.4%
  733   Boise Cascade Corp.  . . . . . . .        23,273
1,400   Champion International Corp. . . .        60,550
1,300   Georgia Pacific Corp.  . . . . . .        93,600
4,310   International Paper Co.  . . . . .       174,016
1,200   James River Corp.  . . . . . . . .        39,750
4,106   Kimberly Clark Corp. . . . . . . .       391,096
  900   Mead Corp. . . . . . . . . . . . .        52,312
  200   Potlatch Corp. . . . . . . . . . .         8,600
1,400   Stone Container Corp.  . . . . . .        20,825
1,000   Union Camp Corp. . . . . . . . . .        47,750
1,475   Westvaco Corp. . . . . . . . . . .        42,406
2,900   Weyerhaeuser Co. . . . . . . . . .       137,388
  700   Willamette Industries, Inc.  . . .        48,738
                                              ----------
                                               1,140,304
                                              ----------
        PHOTOGRAPHY--0.5%
7,850   Eastman Kodak Co.  . . . . . . . .       381,188
  800   Polaroid Corp. . . . . . . . . . .        34,800
                                              ----------
                                                 415,988
                                              ----------
        POLLUTION CONTROL--0.4%
2,900   Browning-Ferris Industries, Inc. .        76,125
4,400   Laidlaw, Inc.  . . . . . . . . . .        50,600
  700   Safety Kleen Corp. . . . . . . . .        11,463
6,900   WMX Technologies, Inc. . . . . . .       225,112
                                              ----------
                                                 363,300
                                              ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                          VALUE (A)
        PRECIOUS METALS--0.6%
 5,100  Barrick Gold Corp. . . . . . . . . .    $  146,625
 3,100  Battle Mountain Gold Co. . . . . . .        21,313
 1,800  Echo Bay Mines, Ltd. . . . . . . . .        11,925
 2,700  Freeport McMoran Copper & Gold . . .        80,662
 1,900  Homestake Mining Co. . . . . . . . .        27,075
 1,424  Newmont Mining Corp. . . . . . . . .        63,724
 3,400  Placer Dome, Inc.  . . . . . . . . .        73,950
 1,900  Santa Fe Pacific Gold Corp.  . . . .        29,213
                                                ----------
                                                   454,487
                                                ----------
        PRODUCER OF GOODS--6.8%
 2,600  Applied Materials, Inc.(c) . . . . .        93,438
   400  Briggs & Stratton Corp.  . . . . . .        17,600
 1,000  Case Equipment Corp. . . . . . . . .        54,500
 2,800  Caterpillar Tractor Co.  . . . . . .       210,700
   700  Cincinnati Milacron, Inc.  . . . . .        15,313
   700  Crane Co.  . . . . . . . . . . . . .        20,300
   700  Cummins Engine, Inc. . . . . . . . .        32,200
 3,600  Deere & Co.  . . . . . . . . . . . .       146,250
 1,600  Dover Corp.  . . . . . . . . . . . .        80,400
 2,500  Dresser Industries, Inc. . . . . . .        77,500
 1,800  DSC Communications Corp.(c)  . . . .        32,175
 1,000  Eaton Corp.  . . . . . . . . . . . .        69,750
 3,100  Emerson Electric Co. . . . . . . . .       299,925
   600  Foster Wheeler Corp. . . . . . . . .        22,275
23,700  General Electric Co. . . . . . . . .     2,343,337
   500  General Signal Corp. . . . . . . . .        21,375
 1,700  Genuine Parts Co.  . . . . . . . . .        75,650
   400  Giddings & Lewis, Inc. . . . . . . .         5,150
   800  Harnischfeger Industries, Inc. . . .        38,500
 1,700  Illinois Tool Works, Inc.  . . . . .       135,787
 1,500  Ingersoll Rand Co. . . . . . . . . .        66,750
 1,600  ITT Industries Inc.  . . . . . . . .        39,200
   600  Johnson Controls, Inc. . . . . . . .        49,725
 9,206  Lucent Technologies, Inc.  . . . . .       425,777
   600  McDermott International, Inc.  . . .         9,975
 5,800  Minnesota Mining &
         Manufacturing Co. . . . . . . . . .       480,675
   700  National Services Industries, Inc. .        26,162
   800  Owens Corning Fiberglas Co.(c) . . .        34,100
 1,700  Pall Corp. . . . . . . . . . . . . .        43,350
 1,000  Parker Hannifin Corp.  . . . . . . .        38,750
   600  Perkin Elmer Corp. . . . . . . . . .        35,325
   850  Snap-On Tools Corp.  . . . . . . . .        30,281
 1,200  Stanley Works  . . . . . . . . . . .        32,400
 1,100  Textron, Inc.  . . . . . . . . . . .       103,675
 2,100  Thermo Electron Corp.  . . . . . . .        86,625
   200  Timken Co. . . . . . . . . . . . . .         9,175
   400  Trinova Corp.  . . . . . . . . . . .        14,550
 2,100  TYCO International Ltd.  . . . . . .       111,037
   900  W.W. Grainger, Inc.  . . . . . . . .        72,225
                                                ----------
                                                 5,501,882
                                                ----------





SHARES                                                VALUE (A)
        PROPERTY--0.0%
  200   Pulte Corp.  . . . . . . . . . . . . . . .    $    6,150
                                                      ----------
        PUBLISHING--0.7%
1,100   American Greetings Corp. . . . . . . . . .        31,212
2,100   Gannet Co., Inc. . . . . . . . . . . . . .       157,237
1,000   Harcourt General, Inc. . . . . . . . . . .        46,125
  300   John H. Harland Co.  . . . . . . . . . . .         9,900
  600   Jostens, Inc.  . . . . . . . . . . . . . .        12,675
1,200   Knight-Ridder, Inc.  . . . . . . . . . . .        45,900
1,400   McGraw-Hill Companies, Inc.  . . . . . . .        64,575
  200   Meredith Corp. . . . . . . . . . . . . . .        10,550
1,200   Moore Corp., Ltd.  . . . . . . . . . . . .        24,450
1,400   New York Times Co. . . . . . . . . . . . .        53,200
2,100   R.R.Donnelley & Sons Co. . . . . . . . . .        65,888
1,400   Time Mirror Co.  . . . . . . . . . . . . .        69,650
                                                      ----------
                                                         591,362
                                                      ----------
        RAILROADS--0.9%
2,122   Burlington Northern, Inc.  . . . . . . . .       183,288
1,100   Conrail, Inc.  . . . . . . . . . . . . . .       109,588
3,100   CSX Corporation  . . . . . . . . . . . . .       130,975
1,500   Norfolk Southern Corp. . . . . . . . . . .       131,250
3,500   Union Pacific Corp.  . . . . . . . . . . .       210,438
                                                      ----------
                                                         765,539
                                                      ----------
        RETAIL-FOOD--0.7%
3,600   Albertson's, Inc.  . . . . . . . . . . . .       128,250
2,100   American Stores Co.  . . . . . . . . . . .        85,837
  300   Fleming Companies, Inc.  . . . . . . . . .         5,175
  900   Giant Foods, Inc.  . . . . . . . . . . . .        31,050
  600   Great Atlantic & Pacific Tea
         Company, Inc. . . . . . . . . . . . . . .        19,125
1,800   Kroger Co.(c)  . . . . . . . . . . . . . .        83,700
1,000   SuperValu Stores, Inc. . . . . . . . . . .        28,375
2,700   Sysco Corp.  . . . . . . . . . . . . . . .        88,088
2,100   Winn-Dixie Stores, Inc.  . . . . . . . . .        66,413
                                                      ----------
                                                         536,013
                                                      ----------
        RETAIL-OTHER--3.8%
2,100   Autozone, Inc. . . . . . . . . . . . . . .        57,750
1,400   Charming Shoppes, Inc.(c)  . . . . . . . .         7,088
1,200   Circuit City Stores, Inc.  . . . . . . . .        36,150
1,500   CVS Corp.  . . . . . . . . . . . . . . . .        62,062
3,000   Dayton Hudson Corp.  . . . . . . . . . . .       117,750
1,700   Dillard Department Stores, Inc.  . . . . .        52,488
3,100   Federated Department Stores  . . . . . . .       105,787
6,849   Home Depot, Inc. . . . . . . . . . . . . .       343,306
3,100   J.C. Penney Company, Inc.  . . . . . . . .       151,125
6,900   K-Mart Corp.(c)  . . . . . . . . . . . . .        71,587
  200   Longs Drug Stores Corp.  . . . . . . . . .         9,825
2,400   Lowes Companies, Inc.  . . . . . . . . . .        85,200
3,400   May Department Stores Co.  . . . . . . . .       158,950
  450   Mercantile Stores Co., Inc.  . . . . . . .        22,219
1,200   Nordstrom, Inc.  . . . . . . . . . . . . .        42,525
  900   Pep Boys: Manny, Moe & Jack  . . . . . . .        27,675
2,739   Price Costco.(c) . . . . . . . . . . . . .        68,817


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                                VALUE (A)
        RETAIL-OTHER--(CONTINUED)
 1,800  Rite Aid Corp.  . . . . . . . . . . . . .    $    71,550
 5,400  Sears, Roebuck & Co.  . . . . . . . . . .        249,075
   800  Tandy Corp. . . . . . . . . . . . . . . .         35,200
 4,000  The Gap, Inc. . . . . . . . . . . . . . .        120,500
 3,693  The Limited, Inc. . . . . . . . . . . . .         67,859
 1,100  TJX Companies, Inc. . . . . . . . . . . .         52,113
 3,975  Toys R Us, Inc.(c)  . . . . . . . . . . .        119,250
 3,500  Walgreen Co.  . . . . . . . . . . . . . .        140,000
32,000  Wal-Mart Stores, Inc. . . . . . . . . . .        732,000
 1,800  Woolworth Corp.(c)  . . . . . . . . . . .         39,375
                                                     -----------
                                                       3,047,226
                                                     -----------
        SERVICES--4.0%
   600  Alexander & Alexander Services  . . . . .         10,425
   600  Autodesk, Inc.  . . . . . . . . . . . . .         16,800
 4,000  Automatic Data Processing, Inc. . . . . .        171,500
   900  Ceridian Corp.(c) . . . . . . . . . . . .         36,450
 5,100  Computer Associates International, Inc. .        253,725
 1,000  Computer Sciences Corp.(c)  . . . . . . .         82,125
 2,320  Cognizant Corp. . . . . . . . . . . . . .         76,560
 5,500  CUC International, Inc.(c)  . . . . . . .        130,625
 1,000  De Luxe Corp. . . . . . . . . . . . . . .         32,750
 1,300  Dow Jones & Co., Inc. . . . . . . . . . .         44,038
 2,320  Dun & Bradstreet Corp.  . . . . . . . . .         55,100
   700  EG & G, Inc.  . . . . . . . . . . . . . .         14,088
 6,200  First Data Corp.  . . . . . . . . . . . .        226,300
   600  Intergraph Corp.(c) . . . . . . . . . . .          6,150
 1,100  Interpublic Group Companies, Inc. . . . .         52,250
17,200  Microsoft Corp.(c)  . . . . . . . . . . .      1,421,150
 5,000  Novell, Inc.(c) . . . . . . . . . . . . .         47,344
 9,525  Oracle Systems Corp.(c) . . . . . . . . .        397,669
 1,200  Ryder Systems, Inc. . . . . . . . . . . .         33,750
 3,400  Service Corporation International . . . .         95,200
   200  Shared Medical System . . . . . . . . . .          9,850
                                                     -----------
                                                       3,213,849
                                                     -----------
        SOAPS--3.0%
   700  Clorox Co.  . . . . . . . . . . . . . . .         70,263
 2,200  Colgate Palmolive Co. . . . . . . . . . .        202,950
 3,300  Corning, Inc. . . . . . . . . . . . . . .        152,625
   700  Ecolab, Inc.  . . . . . . . . . . . . . .         26,338
 7,700  Gillette Co.  . . . . . . . . . . . . . .        598,675
 1,600  International Flavours & Fragrances,
         Inc. . . . . . . . . . . . . . . . . . .         72,000
   100  Nacco Industries, Inc.  . . . . . . . . .          5,350
 2,200  Newell Co.  . . . . . . . . . . . . . . .         69,300
 9,560  Procter & Gamble Co.  . . . . . . . . . .      1,027,700
 1,500  Ralston Purina Co.  . . . . . . . . . . .        110,063
 2,200  Rubbermaid, Inc.  . . . . . . . . . . . .         50,050
   900  Tupperware Corp.  . . . . . . . . . . . .         48,263
                                                     -----------
                                                       2,433,577
                                                     -----------





SHARES                                               VALUE (A)
        STEEL & IRON--0.2%
 1,300  Armco, Inc.(c) . . . . . . . . . . . . .    $     5,363
 1,600  Bethlehem Steel Corp.(c) . . . . . . . .         14,400
   800  Inland Steel Industries, Inc.  . . . . .         16,000
 1,300  Nucor Corp.  . . . . . . . . . . . . . .         66,300
 1,020  USX US Steel Corp. . . . . . . . . . . .         32,003
 1,200  Worthington Industries, Inc. . . . . . .         21,750
                                                    -----------
                                                        155,816
                                                    -----------
        TELEPHONE--6.7%
 7,200  Airtouch Communications  . . . . . . . .        181,800
 2,700  ALLTEL Corp. . . . . . . . . . . . . . .         84,712
 7,900  Ameritech Corp.  . . . . . . . . . . . .        478,937
22,735  AT & T Corp. . . . . . . . . . . . . . .        988,972
 6,100  Bell Atlantic Corp.  . . . . . . . . . .        394,975
14,300  BellSouth Corp.  . . . . . . . . . . . .        577,362
 2,300  Frontier Corp. . . . . . . . . . . . . .         52,037
13,900  GTE Corp.  . . . . . . . . . . . . . . .        632,450
 9,900  MCI Communications Corp. . . . . . . . .        323,606
 6,200  NYNEX Corp.  . . . . . . . . . . . . . .        298,375
 6,200  Pacific Telesis Group  . . . . . . . . .        227,850
 8,500  SBC Communications, Inc. . . . . . . . .        439,875
 6,100  Sprint Corp. . . . . . . . . . . . . . .        243,237
 6,900  U.S. West, Inc.(c) . . . . . . . . . . .        222,525
10,300  Worldcom, Inc. . . . . . . . . . . . . .        268,444
                                                    -----------
                                                      5,415,157
                                                    -----------
        THRIFT--0.2%
   800  Golden West Financial Corp.  . . . . . .         50,500
 1,850  Great Western Financial Corp.  . . . . .         53,650
 1,500  H.F. Ahmanson & Co.  . . . . . . . . . .         48,750
                                                    -----------
                                                        152,900
                                                    -----------
        TIRES AND RUBBER GOODS--0.2%
 1,100  Cooper Tire & Rubber Co. . . . . . . . .         21,725
 2,200  Goodyear Tire & Rubber Co. . . . . . . .        113,025
                                                    -----------
                                                        134,750
                                                    -----------
        TOBACCO--1.9%
 2,600  American Brands, Inc.  . . . . . . . . .        129,025
11,700  Philip Morris Companies, Inc.  . . . . .      1,317,712
 2,700  UST, Inc.  . . . . . . . . . . . . . . .         87,413
                                                    -----------
                                                      1,534,150
                                                    -----------
        TRUCKING AND FREIGHT--0.0%
   600  Caliber Systems, Inc.  . . . . . . . . .         11,550
                                                    -----------
        Total Common Stocks
         (Identified cost $53,081,323) . . . . .     80,277,348
                                                    -----------




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 SHORT-TERM INVESTMENT--0.5%

  FACE
 AMOUNT                                                     VALUE (A)
$419,000  Repurchase Agreement with State Street Bank &
           Trust Co. dated 12/31/96 at 4.750% to be
           repurchased at $419,111, on 1/02/97
           collateralized by $335,000, U.S. Treasury
           Bills 8.875% due 8/15/17, with a value of
           $429,324 . . . . . . . . . . . . . . . . . .    $   419,000
                                                           -----------
          Total Short Term Investment
           (Identified cost $419,000) . . . . . . . . .        419,000
                                                           -----------
          Total Investments--99.9%
           (Identified cost $53,500,323)(b) . . . . . .     80,696,348
          Other assets less liabilities . . . . . . . .         67,500
                                                           -----------
          TOTAL NET ASSETS--100%  . . . . . . . . . . .    $80,763,848
                                                           ===========



(a) See Note 1A.

(b) Federal Tax Information:

    At December 31, 1996 the net unrealized appreciation on investments based on cost of $53,630,435 for federal income tax purposes was as follows:


        Aggregate gross unrealized appreciation for all
         investments in which there is an excess of
         value over tax cost  . . . . . . . . . . . . .    $28,002,651
        Aggregate gross unrealized depreciation for all
         investments in which there is an excess of tax
         cost over value  . . . . . . . . . . . . . . .       (936,738)
                                                           -----------
        Net unrealized appreciation . . . . . . . . . .    $27,065,913
                                                           ===========



(c) Non-income producing security.

(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADR's are significantly influenced by trading on exchanges not located in the United States or Canada.





                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . . . .             $80,696,348
 Cash  . . . . . . . . . . . . . . . . . . . .                     699
 Receivable for:
  Fund shares sold . . . . . . . . . . . . . .                 113,468
  Dividends and interest . . . . . . . . . . .                 138,258
  Foreign taxes  . . . . . . . . . . . . . . .                     290
                                                           -----------
                                                            80,949,063
LIABILITIES
 Payable for:
  Fund shares redeemed . . . . . . . . . . . .   $88,403
  Withholding taxes  . . . . . . . . . . . . .        42
 Accrued expenses:
  Management fees  . . . . . . . . . . . . . .    24,772
  Deferred trustees' fees  . . . . . . . . . .    42,230
  Other expenses . . . . . . . . . . . . . . .    29,768
                                                 -------
                                                               185,215
                                                           -----------
                                                           $80,763,848
                                                           ===========
Net Assets
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . . . .             $53,271,948
  Undistributed net investment income  . . . .                   8,445
  Accumulated net realized gains . . . . . . .                 287,430
  Unrealized appreciation on investments . . .              27,196,025
                                                           -----------
NET ASSETS . . . . . . . . . . . . . . . . . .             $80,763,848
                                                           ===========
Computation of offering price:
Net asset value and redemption price per share
 ($80,763,848 divided by 675,146 shares of
 beneficial interest)  . . . . . . . . . . . .             $    119.62
                                                           ===========
Identified cost of investments . . . . . . . .             $53,500,323
                                                           ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . .               $ 1,474,292(a)
 Interest . . . . . . . . . . . . .                    57,446
                                                  -----------
                                                    1,531,738
 EXPENSES
 Management fees  . . . . . . . . .   $170,651
 Trustees' fees and expenses  . . .     24,999
 Custodian  . . . . . . . . . . . .     78,749
 Audit and tax services . . . . . .     11,800
 Legal  . . . . . . . . . . . . . .     14,012
 Printing . . . . . . . . . . . . .     37,606
 Miscellaneous  . . . . . . . . . .      6,367
                                      --------
   Total expenses . . . . . . . . .    344,184
   Less expenses assumed by the
    investment adviser  . . . . . .    (71,003)       273,181
                                      --------    -----------
NET INVESTMENT INCOME . . . . . . .                 1,258,557
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . .                   995,215
 Unrealized appreciation on:
  Investments--net  . . . . . . . .                11,760,936
                                                  -----------
Net gain on investment
 transactions . . . . . . . . . . .                12,756,151
                                                  -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . .               $14,014,708
                                                  ===========



(a) Net of foreign taxes of: $9,140.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(WESTPEAK STOCK INDEX SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 ------------    ------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $  1,070,362    $  1,258,557
 Net realized gain on investments  . . . . . .        775,273         995,215
 Unrealized appreciation on investments  . . .     13,212,050      11,760,936
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .     15,057,685      14,014,708
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .     (1,050,107)     (1,270,368)

 Net realized gain on investments  . . . . . .       (673,888)       (675,238)
                                                 ------------    ------------
                                                   (1,723,995)     (1,945,606)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     17,851,781      21,863,034
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . .      1,050,107       1,270,368

  Distributions from net realized gain . . . .        673,888         675,238
                                                 ------------    ------------
                                                   19,575,776      23,808,640

 Cost of shares redeemed . . . . . . . . . . .    (11,403,132)    (13,784,516)
                                                 ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . .      8,172,644      10,024,124
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . .     21,506,334      22,093,226
NET ASSETS
 Beginning of the year . . . . . . . . . . . .     37,164,288      58,670,622
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $ 58,670,622    $ 80,763,848
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $          0    $     20,255
                                                 ============    ============

 End of the year . . . . . . . . . . . . . . .   $     20,255    $      8,445
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        202,803         198,327
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .         10,562          10,371
  Distributions from net realized gain . . . .          6,778           5,855
                                                 ------------    ------------
                                                      220,143         214,553
 Redeemed  . . . . . . . . . . . . . . . . . .       (127,215)       (125,580)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .         92,928          88,973
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                                         YEAR ENDED DECEMBER 31,
                             -----------------------------------------------
                              1992      1993      1994      1995       1996
                             --------  --------  --------  --------  ----------
Net Asset Value, Beginning
 of Year . . . . . . . . .   $137.39   $ 72.00   $ 76.48   $ 75.35    $100.09
                             -------   -------   -------   -------    -------
Income From Investment
 Operations
 Net Investment Income . .      8.35      1.54      1.80      1.88       1.91
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .      2.02      5.18     (0.92)    25.89      20.58
                             -------   -------   -------   -------    -------
 Total From Investment
  Operations . . . . . . .     10.37      6.72      0.88     27.77      22.49
                             -------   -------   -------   -------    -------
Less Distributions
 Dividends From Net
  Investment Income  . . .     (8.35)    (1.36)    (1.82)    (1.85)     (1.93)
 Distributions in Excess of
  Net Investment Income  .      0.00     (0.18)     0.00      0.00       0.00
 Distributions From Net
  Realized Capital Gains .    (67.41)    (0.55)    (0.16)    (1.18)     (1.03)
 Distributions in Excess of
  Net Realized Capital
  Gains. . . . . . . . . .      0.00     (0.15)     0.00      0.00       0.00
 Distributions From Paid-in
  Capital. . . . . . . . .      0.00      0.00     (0.03)     0.00       0.00
                             -------   -------   -------   -------    -------
 Total Distributions . . .    (75.76)    (2.24)    (2.01)    (3.03)     (2.96)
                             -------   -------   -------   -------    -------
Net Asset Value, End of
 Year  . . . . . . . . . .   $ 72.00   $ 76.48   $ 75.35   $100.09    $119.62
                             =======   =======   =======   =======    =======
TOTAL RETURN (%) . . . . .      7.30      9.72      1.14     36.88      22.47
Ratio of Operating Expenses
 to Average Net Assets (%)      0.35      0.34      0.33      0.40       0.40
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .      2.63      2.52      2.59      2.20       1.84
Portfolio Turnover
 Rate (%)  . . . . . . . .        17        12         2         5          4
Average Commission
 Rate (a)  . . . . . . . .        --        --        --        --    $0.0309
Net Assets, End of
 Year (000)  . . . . . . .   $10,172   $28,817   $37,164   $58,671    $80,764
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .        --        --        --      0.54       0.50



(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                See accompanying notes to financial statements.

LOOMIS SAYLES BALANCED SERIES
PORTFOLIO MANAGERS: DOUG RAMOS AND
MERI ANNE BECK
LOOMIS, SAYLES & COMPANY, L.P.


     [PHOTOS OF DOUG  RAMOS & MERI ANNE BECK]




Q. HOW DID LOOMIS SAYLES BALANCED SERIES PERFORM IN 1996?

A. The Series generated 16.91% total return through December 31, 1996, thanks primarily to strong performance in the equity portion of the Series during the second half of the year. The Series outperformed its benchmark, the Lipper Variable Balanced Fund Average, which finished the year with a 12.41% total return.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. For the equity component of the Series' portfolio, the key to performance in 1996 was stock selection. In the technology area, strong demand for personal computers and computer networks resulted in outstanding performance for companies such as EMC Corp. and Intel Corp.

Solid business fundamentals and higher energy prices powered investments in Tosco and Pan Energy. In the financial sector, where the portfolio had a large weighting, ongoing consolidation in the banking industry benefited our holdings in NationsBank and Chase Manhattan. Attractive business fundamentals also helped produce strong performance in other financial services holdings such as Ace Ltd., a liability insurer; Federal Home Loan Mortgage Corporation (Freddie Mac); and Green Tree, a financial services company.

In the capital goods sector, McDonnell-Douglas and Northrup were solid performers that benefited from the ongoing consolidation in the defense industry. Specific company events also contributed to performance in the case of Eckerd, a drugstore chain, that was bought out by JCPenney. Allied Signal, a large multinational conglomerate in the businesses of aerospace, automotive and engineered materials, and Carnival Corp., the popular cruise line operator, performed well as they continued to execute their business strategies.

Higher interest rates and new telecommunications legislation contributed to weak performance in the Series' utilities and communications holdings. It should be noted, however, that the Series was significantly underweighted in these industries.

On the fixed-income side, our overweighting in corporate bonds had a positive impact on the Series for most of the year. Profits were taken in Hospital Corp. of America, International Lease Finance, Lockheed Martin and Smith Barney corporate bonds. Coastal Corp. and Tektronix also performed well due to improving fundamentals, and Carnival Corp. was upgraded in quality while TCI Communications performed poorly as the company recorded losses. Toward the end of the year we increased our allocation to U.S. Treasury and U.S. Government Agency mortgage bonds as the risk/reward trade-off now favors these issues. Our continuing focus is on credit and sector selection to provide the best total return potential.

Q. WHAT IS YOUR OUTLOOK FOR THE MONTHS AHEAD?

A. We continue to expect moderate economic growth, low inflation and a stable interest rate environment in 1997. Overall, this should not produce any major dislocations in the financial markets. However, we believe that equity markets will experience increased volatility in 1997. An increase in the possibility of earnings disappointments and investor concerns over lower corporate earnings growth than last year should contribute to this volatility. We believe these concerns will make stock selection an important factor in performance in 1997.

[A CHART APPEARS HERE WHICH COMPARES A $10,000

  INVESTMENT IN THE SERIES VERSUS AN INDEX]





                 Balanced                Leh/Gov't

                  Series     S&P 500       Corp.


10/31/94          10000       10000        10000

1994               9990        9794        10048

1995              12467       13461        11981

1996              14575       16552        12328




FUND FACTS

GOAL: Reasonable long-term investment return from a combination of long-term capital appreciation and moderate current income.

START DATE: October 31, 1994

SIZE: $59 million as of December 31, 1996

MANAGERS: Douglas Ramos and Meri Anne Beck have managed the Series since its inception. Mr. Ramos serves as portfolio manager of New England Balanced Fund and New England Value Fund. Ms. Beck also serves as portfolio manager of New England Balanced Fund. Mr. Ramos joined Loomis Sayles in 1985 and Ms. Beck joined Loomis Sayles in 1986.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--62.9% OF TOTAL NET ASSETS

  SHARES                                              VALUE (A)
            AEROSPACE--3.3%
     6,700  Lockheed Martin Corp. . . . . . . . .    $   613,050
     7,900  Northrop Grumman Corp.  . . . . . . .        653,725
    13,600  Raytheon Co.  . . . . . . . . . . . .        654,500
                                                     -----------
                                                       1,921,275
                                                     -----------
            APPAREL & TEXTILES--1.2%
    17,200  Reebok International, Ltd.    . . . .        722,400
                                                     -----------
            AUTOMOTIVE & RELATED--1.1%
    11,600  General Motors Corp.    . . . . . . .        646,700
                                                     -----------
            BANKS--5.3%
     7,400  BankAmerica Corp. . . . . . . . . . .        738,150
     8,400  Chase Manhattan Corp., New  . . . . .        749,700
     9,100  NationsBank Corp. . . . . . . . . . .        889,525
    16,300  Norwest Corp. . . . . . . . . . . . .        709,050
                                                     -----------
                                                       3,086,425
                                                     -----------
            BEVERAGES--1.4%
    35,600  Whitman Corp. . . . . . . . . . . . .        814,350
                                                     -----------
            CHEMICALS--3.7%
    26,300  Crompton & Knowles Corp.  . . . . . .        506,275
     8,900  El du Pont de Nemours & Co. . . . . .        839,938
    14,700  PPG Industries, Inc.  . . . . . . . .        825,037
                                                     -----------
                                                       2,171,250
                                                     -----------
            COMPUTERS & BUSINESS EQUIPMENT--1.2%
    21,300  EMC Corp.(c)  . . . . . . . . . . . .        705,562
                                                     -----------
            CONGLOMERATES--3.2%
    12,100  Allied Signal, Inc. . . . . . . . . .        810,700
    16,400  Dover Corp. . . . . . . . . . . . . .        824,100
     6,600  Philips Electronics NV (ADR)(d) . . .        264,000
                                                     -----------
                                                       1,898,800
                                                     -----------
            ELECTRIC UTILITIES--1.1%
    33,300  Edison International  . . . . . . . .        661,837
                                                     -----------
            ELECTRICAL EQUIPMENT--1.1%
    11,900  York International Corp., New . . . .        664,913
                                                     -----------
            ELECTRONIC COMPONENTS--1.1%
     5,100  Intel Corp.     . . . . . . . . . . .        667,781
                                                     -----------
            FINANCIAL SERVICES--3.5%
     6,800  Federal Home Loan Mortgage Corp.  . .        748,850
    17,000  Federal National Mortgage Association        633,250
    17,400  Green Tree Financial Corp.    . . . .        672,075
                                                     -----------
                                                       2,054,175
                                                     -----------
            FOOD--AGRIBUSINESS--0.8%
    19,200  IBP, Inc. . . . . . . . . . . . . . .        465,600
                                                     -----------





  SHARES                                             VALUE (A)
            FREIGHT TRANSPORTATION--3.5%
     9,600  Burlington Northern Santa Fe . . . .    $   829,200
    20,100  Canadian Pacific, Ltd., New  . . . .        532,650
    15,200  Federal Express Corp.(c) . . . . . .        676,400
                                                    -----------
                                                      2,038,250
                                                    -----------
            GAS & PIPELINE UTILITIES--1.4%
     3,200  Columbia Gas Systems, Inc. . . . . .        203,600
    13,900  Panenergy Corp.  . . . . . . . . . .        625,500
                                                    -----------
                                                        829,100
                                                    -----------
            HEALTH CARE--SERVICES--4.1%
    10,500  Aetna, Inc.  . . . . . . . . . . . .        840,000
    32,300  Beverly Enterprises, Inc.    . . . .        411,825
    21,450  Columbia/HCA Healthcare Corp.  . . .        874,088
     7,900  Foundation Health Corp.(c) . . . . .        250,825
                                                    -----------
                                                      2,376,738
                                                    -----------
            HOUSEHOLD PRODUCTS--2.4%
     4,000  Kimberly-Clark Corp. . . . . . . . .        381,000
     9,200  Premark International, Inc.  . . . .        204,700
    15,500  Tupperware Corp. . . . . . . . . . .        831,188
                                                    -----------
                                                      1,416,888
                                                    -----------
            HOUSING & BUILDING MATERIALS--5.0%
    12,200  Armstrong World Industries, Inc. . .        847,900
     9,000  Black & Decker Corp.     . . . . . .        271,125
    28,500  Leggett & Platt, Inc.  . . . . . . .        986,812
    23,200  Masco Corp.  . . . . . . . . . . . .        835,200
                                                    -----------
                                                      2,941,037
                                                    -----------
            INSURANCE--5.1%
    14,200  ACE, Ltd.  . . . . . . . . . . . . .        853,775
    11,200  Allstate Corp. . . . . . . . . . . .        648,200
    14,800  Chubb Corp.  . . . . . . . . . . . .        795,500
    22,900  Everest Reinsurance Holdings,
             Inc.    . . . . . . . . . . . . . .        658,375
                                                    -----------
                                                      2,955,850
                                                    -----------
            LEISURE TIME--2.3%
    15,600  American Greetings Corp. . . . . . .        442,650
    27,900  Carnival Corp. . . . . . . . . . . .        920,700
                                                    -----------
                                                      1,363,350
                                                    -----------
            OIL & GAS--3.0%
    10,800  Tosco Corp.  . . . . . . . . . . . .        854,550
    17,000  United Meridian Corp.(c) . . . . . .        879,750
                                                    -----------
                                                      1,734,300
                                                    -----------
            PACKAGING--1.5%
    15,900  Crown Cork & Seal Co., Inc.  . . . .        864,563
                                                    -----------
            RETAIL--FOOD & DRUG--1.5%
    18,400  Kroger Co.(c)  . . . . . . . . . . .        855,600
                                                    -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

  SHARES                                                VALUE (A)
            TELECOMMUNICATION--3.3%
     3,100  Ameritech Corp. . . . . . . . . . . . .    $   187,937
    19,200  GTE Corp. . . . . . . . . . . . . . . .        873,600
    23,400  Pacific Telesis Group . . . . . . . . .        859,950
                                                       -----------
                                                         1,921,487
                                                       -----------
            TOBACCO--1.8%
     6,600  Loews Corp. . . . . . . . . . . . . . .        622,050
    12,400  UST, Inc. . . . . . . . . . . . . . . .        401,450
                                                       -----------
                                                         1,023,500
                                                       -----------
            Total Common Stocks
             (Identified Cost $31,413,750)  . . . .     36,801,731
                                                       -----------
 MEDIUM & LONG TERM BONDS & NOTES--33.1%

   FACE
  AMOUNT
            BANKS--1.3%
$  350,000  Capital One Bank,
             6.830%, 5/17/99  . . . . . . . . . . .        351,543
    50,000  Chase Manhattan Corp.,
             9.050%, 2/01/02  . . . . . . . . . . .         50,093
   310,000  Mellon Bank N A,
             7.000%, 3/15/06  . . . . . . . . . . .        308,258
    50,000
            Norwest Corp.,
             7.650%, 3/15/05  . . . . . . . . . . .         52,436
                                                       -----------
                                                           762,330
                                                       -----------
            CABLE & MEDIA--0.6%
   350,000
            TCI Communications, Inc.,
             7.250%, 6/15/99  . . . . . . . . . . .        350,987
                                                       -----------
            COMPUTER--0.5%
   300,000
            Comdisco, Inc.,
             5.760%, 1/19/99  . . . . . . . . . . .        297,045
                                                       -----------
            ENERGY--0.2%
   125,000
            Coastal Corp.,
             8.125% , 9/15/02 . . . . . . . . . . .        132,210
                                                       -----------
            FINANCE--4.2%
   125,000  Associates Corp. NA,
             8.350%, 12/22/98 . . . . . . . . . . .        130,106
   115,000  Avalon Properties, Inc.,
             7.375%, 9/15/02  . . . . . . . . . . .        116,018
   260,000  Dean Witter Discover & Co.,
             6.750%, 1/01/16  . . . . . . . . . . .        239,361
   200,000  Ford Motor Credit Corp.,
             6.850%, 8/15/00  . . . . . . . . . . .        201,818
   244,000  General Motors Acceptance Corp.
             5.500%, 12/15/01 . . . . . . . . . . .        230,868
   280,000  Oasis Residential, Inc.,
             7.000%, 11/15/03 . . . . . . . . . . .        276,825
   100,000  Secured Finance,
             9.050%, 12/15/04 . . . . . . . . . . .        112,709





   FACE
  AMOUNT                                                VALUE (A)
$   50,000  Standard Credit Card,
             8.625%, 1/07/02  . . . . . . . . . . .    $    50,175
   575,000  Transamerica Finance Corp.,
             6.750%, 6/01/00  . . . . . . . . . . .        577,312
   300,000  Western Financial Services,
             6.950%, 11/20/03 . . . . . . . . . . .        304,071
   200,000  World Omni Automobile Lease Finance
             Corp., 6.550%, 6/25/02 . . . . . . . .        200,938
                                                       -----------
                                                         2,440,201
                                                       -----------
            GOVERNMENT AGENCIES--0.6%
   350,000  Federal Home Loan Bank,
             7.151%, 9/13/05  . . . . . . . . . . .        347,295
                                                       -----------
            U.S. GOVERNMENT--14.6%
   700,000  United States Treasury Notes,
             5.375%, 5/31/98  . . . . . . . . . . .        696,388
 1,020,000  United States Treasury Notes,
             6.750%, 6/30/99  . . . . . . . . . . .      1,038,013
   455,000  United States Treasury Notes,
             6.125%, 7/31/00  . . . . . . . . . . .        455,000
 1,815,000  United States Treasury Notes,
             6.250%, 2/15/03  . . . . . . . . . . .      1,812,731
 2,550,000  United States Treasury Notes,
             6.500%, 8/15/05  . . . . . . . . . . .      2,566,346
 2,500,000  United States Treasury Notes,
             Zero Coupon, 11/15/09  . . . . . . . .      1,055,475
   830,000  United States Treasury Bonds,
             7.875%, 2/15/21  . . . . . . . . . . .        938,157
                                                       -----------
                                                         8,562,110
                                                       -----------
            HEALTH CARE--SERVICES--0.1%
    50,000  Columbia/HCA Healthcare Co.,
             8.020%, 8/5/02 . . . . . . . . . . . .         53,104
                                                       -----------
            INDUSTRIALS--1.7%
   325,000  Amerco,
             7.850%, 5/15/03. . . . . . . . . . . .        332,429
   200,000  Martin Marietta Corp.,
             6.500%, 4/15/03  . . . . . . . . . . .        197,248
   260,000  Philips Electronics NV,
             7.250%, 8/15/13  . . . . . . . . . . .        253,539
   200,000  Tektronix, Inc.,
             7.625%, 8/15/02  . . . . . . . . . . .        205,600
                                                       -----------
                                                           988,816
                                                       -----------
            INSURANCE--0.5%
   275,000  Travelers Aetna Property & Casualty Co.,
             6.750%, 4/15/01  . . . . . . . . . . .        276,086
                                                       -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 MEDIUM & LONG TERM BONDS & NOTES--(CONTINUED)

   FACE
  AMOUNT                                                   VALUE (A)
            LEISURE & LODGING--0.7%
$  100,000  Carnival Corp.,
             7.050%, 5/15/05 . . . . . . . . . . . . .    $    99,539
   300,000  La Quinta Inns, Inc.,
             7.400%, 9/15/05 . . . . . . . . . . . . .        294,750
                                                          -----------
                                                              394,289
                                                          -----------
            MORTGAGE--2.0%
   368,008  Federal National Mortgage Association,
             7.000%, 12/01/11  . . . . . . . . . . . .        279,650
   280,000  Federal National Mortgage Association,
             7.000%, 12/01/11  . . . . . . . . . . . .        367,548
   620,000  Federal National Mortgage Association,
             6.000%, 2/25/24 . . . . . . . . . . . . .        548,712
                                                          -----------
                                                            1,195,910
                                                          -----------
            MORTGAGED BACKED--1.5%
   200,000  Federal Home Loan Mortgage Corp.,
             8.000%, 7/15/21 . . . . . . . . . . . . .        206,374
   390,220  Federal Home Loan Mortgage Association,
             6.000%, 8/15/22 . . . . . . . . . . . . .        348,880
    50,000  General Electric Capital Mortgage Services,
             Inc.,10.000%, 3/25/24 . . . . . . . . . .         51,344
    75,000  Westam Mortgage Financial Corp.,
             8.950%, 8/01/18 . . . . . . . . . . . . .         80,132
   200,000  Westam Mortgage Financial Corp.,
             9.400%, 12/01/18  . . . . . . . . . . . .        211,186
                                                          -----------
                                                              897,916
                                                          -----------
            RETAIL--0.6%
   335,000  Federated Department Stores, Inc.,
             8.500%, 6/15/03 . . . . . . . . . . . . .        350,799
                                                          -----------
            SECURITIES--2.3%
   225,000  Alex. Brown, Inc.,
             7.625%, 8/15/05 . . . . . . . . . . . . .        229,556
   200,000  Donaldson Lufkin & Jennrette, Inc.,
             6.875%, 11/01/05  . . . . . . . . . . . .        194,868
   100,000  Lehman Brothers Holdings, Inc.,
             5.750%, 11/15/98  . . . . . . . . . . . .         98,865
   200,000  Lehman Brothers Holdings, Inc.,
             7.360%, 12/15/03  . . . . . . . . . . . .        200,798
   100,000  Merrill Lynch & Co.,
             8.375%, 2/09/00 . . . . . . . . . . . . .        105,262
   390,000  Salomon Bros., Inc,
             7.125%, 8/01/99 . . . . . . . . . . . . .        394,376
   145,000  Salomon, Inc,
             7.500%, 2/01/03 . . . . . . . . . . . . .        146,814
                                                          -----------
                                                            1,370,539
                                                          -----------





   FACE
  AMOUNT                                                  VALUE (A)
            TECHNOLOGY--0.3%
$  200,000  Digital Equipment Corp.,
             8.625%, 11/01/12  . . . . . . . . . . . .    $   193,806
                                                          ----------
            TELECOMMUNICATION--0.3%
   200,000  Southern Bell Telephone & Telegraph Co.,
             7.625%, 3/15/13 . . . . . . . . . . . . .       199,266
                                                          ----------
            TRANSPORTATION--0.3%
    25,000  American Airlines,
             10.180%, 1/02/13  . . . . . . . . . . . .        30,196
   100,000  AMR Corp.,
             10.290%, 3/08/21  . . . . . . . . . . . .       126,975
                                                          ----------
                                                             157,171
                                                          ----------
            UTILITIES--0.8%
   250,000  Cincinnati Gas & Electric Co.,
             7.375%, 11/01/01  . . . . . . . . . . . .       252,930
   195,000  Detroit Edison Co.,
             6.340%, 3/15/00 . . . . . . . . . . . . .       193,292
                                                          ----------
                                                             446,222
                                                          ----------
            Total Bonds & Notes
             (Identified Cost $19,295,649) . . . . . .    19,416,102
                                                          ----------




 SHORT-TERM INVESTMENT--3.3%

 $1,937,000  Associates Corp. of North America,
              6.550%, 1/2/97  . . . . . . . . .      1,937,000
                                                   -----------
             Total Short-Term Investment
              (Identified Cost $1,937,000)  . .      1,937,000
                                                   -----------
             Total Investments--99.3%
              (Identified Cost
              $52,646,399 (b))  . . . . . . . .     58,154,833
             Other assets less liabilities  . .        370,010
                                                  ------------
             TOTAL NET ASSETS--100% . . . . . .    $58,524,843
                                                  ============



(a) See Note 1a.

(b) Federal Tax Information: At December 31, 1996 the net unrealized appreciation on investments based on cost of $52,686,315 for federal income tax purposes was as follows:


      Aggregate gross unrealized appreciation for all
       investments in which there is an excess of
       value over tax cost .    . . . . . . . . . . .    $5,702,244
      Aggregate gross unrealized depreciation for all
       investments in which there is an excess of tax
       cost over value  . . . . . . . . . . . . . . .      (233,726)
                                                         ----------
      Net unrealized appreciation . . . . . . . . . .    $5,468,518
                                                         ==========



(c) Non-income producing security.

(d) An American Depository Receipt (ADR) is a certificate issued by a U.S. bank representing the right to receive securities of the foreign issuer described. The values of ADRs are significantly influenced by trading on exchanges not located in the United States or Canada.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . . . .              $58,154,833
 Cash  . . . . . . . . . . . . . . . . . . . .                      748
 Receivable for:
  Fund shares sold . . . . . . . . . . . . . .                  242,693
  Securities sold  . . . . . . . . . . . . . .                   52,642
  Dividends and interest . . . . . . . . . . .                  298,016
  Foreign taxes  . . . . . . . . . . . . . . .                      275
 Unamortized organization expense  . . . . . .                    5,689
                                                            -----------
                                                             58,754,896
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . . . . .   $ 24,224
  Fund shares redeemed . . . . . . . . . . . .    132,521
  Withholding taxes  . . . . . . . . . . . . .        265
 Accrued expenses:
  Management fees  . . . . . . . . . . . . . .     34,792
  Deferred trustees' fees  . . . . . . . . . .        280
  Other expenses . . . . . . . . . . . . . . .     37,971
                                                 --------
                                                                230,053
                                                            -----------
                                                            $58,524,843
                                                            ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . . . .              $52,484,161
  Undistributed net investment income  . . . .                   10,566
  Accumulated net realized gains . . . . . . .                  521,682
  Unrealized appreciation on investments . . .                5,508,434
                                                            -----------
NET ASSETS . . . . . . . . . . . . . . . . . .              $58,524,843
                                                            ===========
Computation of offering price:
Net asset value and redemption price per share
 ($58,524,843 divided by 4,318,444 shares of
 beneficial interest)  . . . . . . . . . . . .              $     13.55
                                                            ===========
Identified cost of investments . . . . . . . .              $52,646,399
                                                            ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . . . .               $  432,720(a)
 Interest . . . . . . . . . . . . . . .                  996,102
                                                      ----------
                                                       1,428,822
EXPENSES
 Management fees  . . . . . . . . . . .   $252,822
 Trustees' fees and expenses  . . . . .     10,423
 Custodian  . . . . . . . . . . . . . .     53,131
 Audit and tax services . . . . . . . .     14,100
 Legal  . . . . . . . . . . . . . . . .     11,567
 Printing . . . . . . . . . . . . . . .      9,528
 Amortization of organization expenses       2,017
 Miscellaneous  . . . . . . . . . . . .      5,490
                                          --------
   Total expenses . . . . . . . . . . .    359,078
   Less expenses assumed by the
    investment adviser  . . . . . . . .    (52,078)      307,000
                                          --------    ----------
NET INVESTMENT INCOME . . . . . . . . .                1,121,822
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS
 Realized gain on:
  Investments--net  . . . . . . . . . .                  940,791
 Unrealized appreciation on:
  Investments--net  . . . . . . . . . .                4,480,648
                                                      ----------
 Net gain on investment transactions  .                5,421,439
                                                      ----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . . .               $6,543,261
                                                      ==========



(a) Net of foreign taxes of: $5,506.


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(LOOMIS SAYLES BALANCED SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   382,625    $ 1,121,822
 Net realized gain on investments  . . . . . . .       426,765        940,791
 Unrealized appreciation on investments  . . . .     1,029,622      4,480,648
                                                   -----------    -----------
 Increase in net assets from operations  . . . .     1,839,012      6,543,261
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (382,625)    (1,114,677)
 In excess of net investment income  . . . . . .        (1,297)             0
 Net realized gain on investments  . . . . . . .      (288,315)      (557,561)
                                                   -----------    -----------
                                                      (672,237)    (1,672,238)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .    18,594,352     41,044,288
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       383,922      1,114,677
  Distributions from net realized gain . . . . .       288,315        557,561
                                                   -----------    -----------
                                                    19,266,589     42,716,526
 Cost of shares redeemed . . . . . . . . . . . .    (4,333,030)    (7,885,382)
                                                   -----------    -----------
 Increase in net assets derived from capital
  share transactions . . . . . . . . . . . . . .    14,933,559     34,831,144
                                                   -----------    -----------
 Total increase in net assets  . . . . . . . . .    16,100,334     39,702,167
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     2,722,342     18,822,676
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $18,822,676    $58,524,843
                                                   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $       251    $     1,050
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $     1,050    $    10,566
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .     1,626,505      3,250,311
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        32,426         82,445
  Distributions from net realized gain . . . . .        24,351         30,535
                                                   -----------    -----------
                                                     1,683,282      3,363,291
 Redeemed  . . . . . . . . . . . . . . . . . . .      (382,082)      (619,940)
                                                   -----------    -----------
 Net change  . . . . . . . . . . . . . . . . . .     1,301,200      2,743,351
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $  9.94        $ 11.95
                                  ------             -------        -------
Income From Investment
 Operations
 Net Investment Income . .          0.05                0.26           0.27
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .         (0.06)               2.20           1.73
                                  ------             -------        -------
 Total From Investment
  Operations . . . . . . .         (0.01)               2.46           2.00
                                  ------             -------        -------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.05)              (0.26)         (0.27)
 Distributions From Net
  Realized Capital Gains .          0.00               (0.19)         (0.13)
                                  ------             -------        -------
 Total Distributions . . .         (0.05)              (0.45)         (0.40)
                                  ------             -------        -------
Net Asset Value, End of
 Period. . . . . . . . . .        $ 9.94             $ 11.95        $ 13.55
                                  ======             =======        =======
TOTAL RETURN (%) . . . . .         (0.10)(c)           24.79          16.91
Ratio of Operating Expenses
 to Average Net
 Assets (%)  . . . . . . .          0.85 (b)            0.85           0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          4.16 (b)            4.03           3.08
Portfolio Turnover
 Rate (%)  . . . . . . . .             0 (b)              72             59
Average Commission
 Rate(d) . . . . . . . . .            --                  --        $0.0594
Net Assets, End of
 Period (000)  . . . . . .        $2,722             $18,823        $58,525
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          3.73 (b)            1.85           0.99



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spread on shares traded on a principal basis.

                See accompanying notes to financial statements.

BACK BAY ADVISORS MANAGED SERIES
PORTFOLIO MANAGER: PETER PALFREY
BACK BAY ADVISORS, L.P.


[PHOTO OF PETER PALFREY]




The Back Bay Advisors Managed Series is a "Flexible" fund, typically targeting a 65%/35% split between stocks and bonds. As market conditions dictate, the stock allocation can vary from 50% to 80% of the total, based on market outlook, and the relative valuation between stocks and bonds. During 1996, the stock allocation ranged from 68-73%. Over the past three years, the stock allocation has ranged from 50-75%.

Q. HOW DID THE BACK BAY ADVISORS MANAGED SERIES PERFORM IN 1996?

A. The Managed Series continued its strong relative and absolute performance in 1996, returning 15.01% for the year versus 13.85% for the average Lipper Variable Flexible Portfolio Fund. This should be viewed in the context of a 2.90% return for the year ended December 31, 1996 for the Lehman Brothers Government/Corporate Index/4/ and a 22.90% return for the S&P 500 Index/19/.

The U.S. economy rebounded sharply during the first half of 1996, fueled in part by the lagged effect of easier Federal Reserve monetary policy through 1995 and into early 1996. With the backdrop of a favorable interest rate environment, corporations continued their strong year-over-year earnings growth in 1996, propelled by the rebound in U.S. economic activity, particularly during the first two quarters. Additionally, leaner and more efficient operations and healthier balance sheets allowed corporations to translate robust top line revenue growth into solid bottom line earnings. This, coupled with monthly flows of $10-20 billion into stock mutual funds throughout the year supported the strong performance in U.S. equity markets.

The fixed income market, however, suffered from the strong rebound in the U.S. economy early in 1996, with investors worried that higher than expected Gross Domestic Product (GDP) growth would translate into increased inflationary pressures going forward. Steady gains in nonfarm payrolls, solid personal income growth and relatively high manufacturing capacity utilization rates, coupled with a spike in energy costs, all served to push interest rates sharply higher through the first half of 1996, as investors speculated over the timing (or necessity) of a pre-emptive strike by the Federal Reserve. After a very difficult first half of the year for bonds, signs of continued modest inflationary pressures, coupled with a modest slowdown in the U.S. economy during the early part of the second half of the year, allowed bond prices to rebound somewhat.

The Series' overweight position in equities throughout 1996 positively impacted performance, with stocks significantly outperforming bonds for the year. Within the equity portfolio, larger capitalization growth stocks performed relatively better than value and mid-to-small cap holdings.

Within the fixed income portfolio, short and intermediate holdings performed relatively better than longer duration issues, given the 70-85 basis point backup in interest rates during 1996. Emerging market, upgraded bonds and high yield issues were among the best performing sectors in the fixed income market, due to significant spread tightening. Canadian denominated obligations also turned in a very strong performance due to significant spread tightening versus U.S. Treasuries.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. Given the continued strong capital flows into equities, our positive corporate earnings outlook, and expectations for a range-bound interest rate environment, overall portfolio strategy during the year continued to favor a bias towards stocks (68.3% at December 31, 1996). While the stock allocation remains slightly overweight versus the normally "targeted" 65% stock/35% bond split, the allocation to stocks was reduced from nearly 73% in November as a hedge against very "full" equity valuations. The proceeds were redirected into intermediate and longer maturity bonds.

The U.S. economy slowed from a 4.7% pace in the second quarter to 2.1% in the third quarter, easing investor fears of runaway economic growth pushing inflation much beyond the 3.1% year-over-year rate experienced through November 1996. While fourth quarter 1996 GDP estimates had been running at 2-2.5%, the most recent payroll figures, earnings and manufacturing data now point to a greater than expected rebound in economic growth as we enter 1997.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Although the rising GDP has put considerable pressure on fixed income markets (and to a lesser degree, equity markets) over the past several weeks, I remain constructive on the bond and equity markets over the longer term, and would need to see several months of stronger data before changing my expectation of a sidelined Federal Reserve.

   [A CHART APPEARS HERE COMPARING A $10,000

 INVESTMENT IN THE SERIES COMPARED TO AN INDEX]





                 Managed               Leh/Gov't

                 Series     S&P 500      Corp.


5/1/87            10000      10000       10000

1987               9935       8770       10357

1988              10877      10216       11142

1989              12952      13444       12729

1990              13369      13025       13782

1991              16065      16976       16001

1992              17142      18268       17213

1993              18968      20101       19117

1994              18756      20374       18447

1995              24620      28003       21997

1996              28316      34432       22635




FUND FACTS

GOAL: A favorable total return through investment in diversified portfolio. The Series' portfolio is expected to include a mix of (1) common stocks, (2) notes and bonds and (3) money market instruments.

START DATE: May 1, 1987

SIZE: $161 million as of December 31, 1996

MANAGER: Peter Palfrey has managed the Series since January 1994 and joined Back Bay Advisors in 1993. Mr. Palfrey also manages several other fixed income and separate accounts.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--68.2% OF TOTAL NET ASSETS

SHARES                                           VALUE (A)
        AEROSPACE--1.1%
 5,638  Boeing Co.  . . . . . . . . . . . . .    $  599,742
14,600  Rockwell International Corp.  . . . .       888,775
 5,000  United Technologies Corp. . . . . . .       330,000
                                                 ----------
                                                  1,818,517
                                                 ----------
        AUTOMOBILE & RELATED--1.3%
30,864  Chrysler Corp.  . . . . . . . . . . .     1,018,512
 4,600  Ford Motor Co.  . . . . . . . . . . .       146,625
12,500  General Motors Corp.  . . . . . . . .       696,875
 6,750  Genuine Parts Co. . . . . . . . . . .       300,375
                                                 ----------
                                                  2,162,387
                                                 ----------
        BANKS--5.4%
32,186  Banc One Corp.  . . . . . . . . . . .     1,383,998
10,144  Bank America Corp.  . . . . . . . . .     1,011,864
 5,400  Bankers Trust NY  . . . . . . . . . .       465,750
 8,700  Chase Manhattan Corp. New . . . . . .       776,475
 9,400  Citicorp  . . . . . . . . . . . . . .       968,200
10,300  First Union Corp. . . . . . . . . . .       762,200
10,900  J.P. Morgan & Co., Inc. . . . . . . .     1,064,113
 7,200  Nations Bank Corp.  . . . . . . . . .       703,800
17,100  Norwest Corp. . . . . . . . . . . . .       743,850
 2,800  Wells Fargo & Co. . . . . . . . . . .       755,300
                                                 ----------
                                                  8,635,550
                                                 ----------
        BUSINESS MACHINES--1.7%
 8,500  Apple Computer  . . . . . . . . . . .       177,437
28,400  Digital Equipment Corp.(c)  . . . . .     1,033,050
10,300  International Business Machines
         Corp.  . . . . . . . . . . . . . . .     1,555,300
                                                 ----------
                                                  2,765,787
                                                 ----------
        BUSINESS SERVICES--1.0%
28,500  Browning Ferris Industries, Inc.  . .       748,125
10,000  Dun & Bradstreet Corp.  . . . . . . .       237,500
 9,200  H & R Block, Inc. . . . . . . . . . .       266,800
 9,500  WMX Technologies, Inc.  . . . . . . .       309,938
                                                 ----------
                                                  1,562,363
                                                 ----------
        CHEMICALS--2.2%
14,200  Allied-Signals, Inc.  . . . . . . . .       951,400
 8,200  Dow Chemical Co.  . . . . . . . . . .       642,675
13,700  E.I. Du Pont de Nemours & Co. . . . .     1,292,937
17,500  Monsanto Co.  . . . . . . . . . . . .       680,313
   500  PPG Industries, Inc.  . . . . . . . .        28,063
                                                 ----------
                                                  3,595,388
                                                 ----------
        COMMUNICATION--5.1%
15,500  Airtouch Communications, Inc. . . . .       391,375
13,100  Ameritech Corp. . . . . . . . . . . .       794,187
27,261  AT & T Co.  . . . . . . . . . . . . .     1,185,853
12,200  Bell Atlantic Corp. . . . . . . . . .       789,950
16,200  Bellsouth Corp. . . . . . . . . . . .       654,075
10,600  GTE Corp. . . . . . . . . . . . . . .       482,300
 8,834  Lucent Technologies, Inc. . . . . . .       408,572
11,900  Northern Telecom LTD  . . . . . . . .       736,313





SHARES                                         VALUE (A)
14,600  NYNEX Corp. . . . . . . . . . . . .    $  702,625
15,500  Pacific Telesis Group . . . . . . .       569,625
21,900  SBC Comunications, Inc. . . . . . .     1,133,325
 9,700  US West, Inc. . . . . . . . . . . .       312,825
                                               ----------
                                                8,161,025
                                               ----------
        CONGLOMERATES--0.8%
 2,200  ITT Corp. . . . . . . . . . . . . .        95,425
13,800  Minnesota Mining &
         Manufacturing    . . . . . . . . .     1,143,675
                                               ----------
                                                1,239,100
                                               ----------
        CONSTRUCTION--0.8%
13,400  Home Depot, Inc.  . . . . . . . . .       671,675
14,900  Masco Corp. . . . . . . . . . . . .       536,400
                                               ----------
                                                1,208,075
                                               ----------
        CONSUMER DURABLES--0.0%
   800  Whirlpool Corp. . . . . . . . . . .        37,300
                                               ----------
        DATA PROCESSING--3.0%
16,100  Intel Corp. . . . . . . . . . . . .     2,108,094
23,400  Microsoft Corp. . . . . . . . . . .     1,933,425
17,100  Oracle Sys. Corp. . . . . . . . . .       713,925
                                               ----------
                                                4,755,444
                                               ----------
        DOMESTIC OIL--1.3%
 9,700  Amoco Corp. . . . . . . . . . . . .       780,850
 2,700  Atlantic Richfield Co.  . . . . . .       357,750
 3,600  Halliburton Co. . . . . . . . . . .       216,900
   934  Santa Fe Energy, Inc.(c)  . . . . .        12,959
 3,601  Sun, Inc. . . . . . . . . . . . . .        87,774
   800  Tenneco, Inc. . . . . . . . . . . .        36,100
15,600  Unocal Corp.  . . . . . . . . . . .       633,750
                                               ----------
                                                2,126,083
                                               ----------
        DRUGS & MEDICINE--5.6%
 8,800  Abbott Laboratories . . . . . . . .       446,600
22,000  American Home Products Corp.  . . .     1,289,750
17,500  Baxter International, Inc.  . . . .       717,500
15,200  Eli Lilly & Co. . . . . . . . . . .     1,109,600
31,500  Merck & Co., Inc. . . . . . . . . .     2,496,376
19,200  Pfizer, Inc.  . . . . . . . . . . .     1,591,200
18,705  Pharmacia & Upjohn, Inc.  . . . . .       741,186
10,800  Schering Plough Corp. . . . . . . .       699,300
                                               ----------
                                                9,091,512
                                               ----------
        ELECTRONICS--3.0%
21,400  AMP, Inc. . . . . . . . . . . . . .       821,225
 9,400  Emerson Electric Co.  . . . . . . .       909,450
20,000  Hewlett-Packard . . . . . . . . . .     1,005,000
22,000  Motorola, Inc.  . . . . . . . . . .     1,350,250
15,400  Raytheon Co.  . . . . . . . . . . .       741,125
                                               ----------
                                                4,827,050
                                               ----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

SHARES                                         VALUE (A)
        ENERGY & UTILITIES--2.6%
18,300  American Electric Power, Inc.  . .    $    752,587
11,700  Consolidated Edison Co.  . . . . .         342,225
40,200  Edison International . . . . . . .         798,975
    74  El Paso Nat. Gas Co. . . . . . . .           3,737
45,700  Pacific Gas & Electric Co. . . . .         959,700
 7,700  Public Service Enterprise Group  .         209,825
10,200  Southern Co. . . . . . . . . . . .         230,775
 8,900  Texas Utilities Co.  . . . . . . .         362,675
17,300  Unicom Corp. . . . . . . . . . . .         469,263
                                              ------------
                                                 4,129,762
                                              ------------
        ENERGY RAW MATERIALS--0.8%
58,800  Occidental Petroleum Corp. . . . .       1,374,450
                                              ------------
        ENTERTAINMENT--0.0%
 2,200  ITT Industry, Inc. . . . . . . . .          53,900
 1,520  TCI Satellite Entertainment Inc. .          15,010
                                              ------------
                                                    68,910
                                              ------------
        FINANCE--2.8%
25,000  American Express Co. . . . . . . .       1,412,500
 4,449  Dean Witter, Discover & Co.  . . .         294,746
11,600  Federal Home Loan Mortgage Corp. .       1,277,450
21,400  Federal Nat'l Mortgage Assn. . . .         797,150
16,900  Salomon, Inc.  . . . . . . . . . .         796,413
                                              ------------
                                                 4,578,259
                                              ------------
        FOOD & AGRICULTURE--4.2%
48,800  Coca Cola Co.  . . . . . . . . . .       2,568,100
 5,000  General Mills, Inc.  . . . . . . .         316,875
20,450  H. J. Heinz Co.  . . . . . . . . .         731,087
11,200  Kellogg Co.  . . . . . . . . . . .         735,000
30,700  PepsiCo, Inc.  . . . . . . . . . .         897,975
13,300  Ralston Purina Co. . . . . . . . .         975,888
16,000  Sara Lee Corp. . . . . . . . . . .         596,000
                                              ------------
                                                 6,820,925
                                              ------------
        GOLD--0.2%
18,434  Santa Fe Pacific Gold Corp.  . . .         283,423
                                              ------------
        INSURANCE--2.5%
11,500  Aetna Life & Casualty Co.  . . . .         920,000
10,568  Allstate Corp. . . . . . . . . . .         611,623
14,400  American General Corp. . . . . . .         588,600
 6,468  American International Group, Inc.         700,161
 2,700  CIGNA Corp.  . . . . . . . . . . .         368,887
 4,300  General Reinsurance Corp.  . . . .         678,325
 2,200  ITT Hartford Group, Inc. . . . . .         148,500
                                              ------------
                                                 4,016,096
                                              ------------
        INTERNATIONAL OIL--4.3%
11,000  Chevron Corp.  . . . . . . . . . .         715,000
 9,400  Cooper Industries, Inc.  . . . . .         395,975
25,100  Exxon Corp.  . . . . . . . . . . .       2,459,800
 7,800  Mobil Corp.  . . . . . . . . . . .         953,550





SHARES                                       VALUE (A)
 9,800  Royal Dutch Petroleum Co. ADR(d)    $  1,673,350
 7,100  Texaco, Inc. . . . . . . . . . .         696,688
                                            ------------
                                               6,894,363
                                            ------------
        LIQUOR--0.4%
 6,600  Anheuser-Busch Companies, Inc. .         264,000
11,700  Seagram, Ltd.  . . . . . . . . .         453,375
                                            ------------
                                                 717,375
                                            ------------
        MEDIA--1.0%
 3,000  Gannett Company, Inc.  . . . . .         224,625
15,200  Tele-Communications, Inc.  . . .         198,550
26,500  Time Warner, Inc.  . . . . . . .         993,750
 9,700  US West, Inc.  . . . . . . . . .         179,450
                                            ------------
                                               1,596,375
                                            ------------
        MISCELLANEOUS--0.9%
 3,333  Acnielson Corp.  . . . . . . . .          50,412
 7,420  Allegiance Corp. . . . . . . . .         204,977
12,700  Cisco Sys. Corp. . . . . . . . .         808,037
10,000  Cognizant Corp.  . . . . . . . .         330,000
   160  Newport News Shipbuilding  . . .           2,400
                                            ------------
                                               1,395,826
                                            ------------
        NON-FERROUS METALS--0.7%
 8,075  Alcan Aluminum Ltd.  . . . . . .         271,522
14,000  Aluminum Company of America  . .         892,500
                                            ------------
                                               1,164,022
                                            ------------
        OFFICE EQUIPMENT--0.5%
15,600  Xerox Corp.  . . . . . . . . . .         820,950
                                            ------------
        OPTICAL PHOTO, EQUIPMENT--0.2%
 3,600  Eastman Kodak Co.  . . . . . . .         288,900
                                            ------------
        PAPER & FOREST PRODUCTS--1.8%
12,640  Burlington Northern Santa Fe . .       1,091,780
 3,600  Georgia-Pacific Corp.  . . . . .         259,200
11,800  International Paper Co.  . . . .         476,425
 9,500  Kimberly Clark Corp. . . . . . .         904,875
 4,050  Weyerhaeuser Co. . . . . . . . .         191,869
                                            ------------
                                               2,924,149
                                            ------------
        PRODUCER OF GOODS--2.5%
 5,600  Caterpillar, Inc.  . . . . . . .         421,400
 1,100  Deere & Co.  . . . . . . . . . .          44,687
34,400  General Electric Co. . . . . . .       3,401,300
 4,200  Westinghouse Electric Corp.  . .          83,475
                                            ------------
                                               3,950,862
                                            ------------
        RAILROADS & SHIPPING--0.5%
 4,500  Norfolk Southern Corp. . . . . .         393,750
 4,200  Union Pacific Corp.  . . . . . .         252,525
 3,557  Union Pacific Resources Group IN         104,042
                                            ------------
                                                 750,317
                                            ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 COMMON STOCKS--(CONTINUED)

 SHARES                                            VALUE (A)
          RESTAURANTS--0.3%
  5,000   Darden Restaurants, Inc.  . . . . .     $     43,750
  9,200   McDonald's Corp.  . . . . . . . . .          416,300
                                                  ------------
                                                       460,050
                                                  ------------
          RETAIL--3.8%
 19,000   Albertsons, Inc.  . . . . . . . . .          676,875
  7,400   CVS Corp. . . . . . . . . . . . . .          306,175
 24,000   Dayton Hudson Corp. . . . . . . . .          942,000
 38,900   Kmart Corp.(c)  . . . . . . . . . .          403,587
 26,400   Mattel Inc. . . . . . . . . . . . .          732,600
  7,800   May Department Stores Co. . . . . .          364,650
 11,600   Nike Inc. . . . . . . . . . . . . .          693,100
 11,400   Sears Roebuck & Co. . . . . . . . .          525,825
  5,400   The Limited, Inc. . . . . . . . . .           99,225
 11,625   Toys R Us(c)  . . . . . . . . . . .          348,750
 44,900   Wal-Mart Stores, Inc. . . . . . . .        1,027,088
                                                  ------------
                                                     6,119,875
                                                  ------------
          SOAPS & COSMETICS--3.6%
  9,860   Bristol-Myers Squibb Co.  . . . . .        1,072,275
 18,400   Gillette Co.  . . . . . . . . . . .        1,430,600
 26,100   Johnson & Johnson . . . . . . . . .        1,298,475
 10,300   Procter & Gamble Co.  . . . . . . .        1,107,250
  4,800   Unilever, N.V.  . . . . . . . . . .          841,200
                                                  ------------
                                                     5,749,800
                                                  ------------
          STEEL--0.5%
 31,700   USX Marathon Group  . . . . . . . .          756,838
    220   USX-US Steel Group  . . . . . . . .            6,903
                                                  ------------
                                                       763,741
                                                  ------------
          TOBACCO--1.2%
  8,500   American Brands, Inc. . . . . . . .          421,812
 13,600   Philip Morris Companies, Inc. . . .        1,531,700
                                                  ------------
                                                     1,953,512
                                                  ------------
          TRAVEL & RECREATION--0.6%
 13,235   Walt Disney Co. . . . . . . . . . .          921,487
                                                  ------------
          Total Common Stock
           (Identified cost $70,717,612)  . .      109,729,010
                                                  ------------




 BONDS & NOTES--30.9%

    FACE
   AMOUNT
               CORPORATE BONDS--20.2%
 $ 4,000,000   Banco de Comercio Exterior,
                8.625%, 6/02/00 . . . . . . .        4,144,440
   1,000,000   Boston Edison Co.,
                7.800%, 5/15/10 . . . . . . .          966,000
     500,000   Continental Cablevision Inc.,
                11.00%, 06/01/07  . . . . . .          573,750
   2,000,000   Continental Cablevision IN,
                9.00%, 09/01/08 . . . . . . .        2,218,160






   FACE
  AMOUNT                                             VALUE (A)
$ 2,000,000  Lehman Brothers Holdings, Inc.,
              8.500%, 5/01/07  . . . . . . . . .    $ 2,145,720
  1,000,000  Maxus Energy Corp.,
              9.375%, 11/01/03 . . . . . . . . .      1,015,000
  4,025,000  News Amer. Holdings Inc.,
              10.125%, 10/15/12  . . . . . . . .      4,615,910
  1,000,000  Paramount Communications, Inc.,
              8.250%, 8/01/22  . . . . . . . . .        944,970
  7,000,000  Tele-Communications, Inc.,
              9.800%, 2/01/12  . . . . . . . . .      7,575,400
 10,000,000  Time Warner, Inc.,
              Zero Coupon, 12/17/12  . . . . . .      3,762,500
  4,500,000  Total Access Communication,
              8.375%, 11/04/06 . . . . . . . . .      4,527,495
     30,000  Viacom, Inc.,
              8.000%, 7/07/06  . . . . . . . . .         29,025
                                                    -----------
                                                     32,518,370
                                                    -----------
             FOREIGN--7.8%
  5,000,000  Government of Canada,
              Zero Coupon, 3/15/21(d)  . . . . .        644,599
 11,500,000  Government of Canada,
              Zero Coupon,12/01/20(d)  . . . . .      1,494,924
  5,000,000  Government of Canada,
              8.000%, 6/01/23(d) . . . . . . . .      4,058,643
 30,000,000  Ontario Province,
              Zero Coupon, 09/08/23(d) . . . . .      2,968,670
  4,250,000  Quebec Province,
              Zero Coupon, 03/30/23(d) . . . . .        397,283
  3,600,000  Quebec Province,
              8.50%, 04/01/26(d) . . . . . . . .      2,895,932
                                                    -----------
                                                     12,460,051
                                                    -----------
             YANKEE--2.3%
  2,000,000  Republic of Colombia, 144A(f),
              8.66%, 10/07/16  . . . . . . . . .      2,119,240
  1,500,000  United Mexican States,
              9.750%, 2/06/01  . . . . . . . . .      1,558,125
                                                    -----------
                                                      3,677,365
                                                    -----------
             U.S. GOVERNMENT BONDS--0.6%
    427,561  Government National Mortgage
              Association,
              10.000%, 9/15/18 . . . . . . . . .        470,715
    491,692  Government National Mortgage
              Association,
              11.500% with various maturities to
              2013 . . . . . . . . . . . . . . .        562,209
                                                    -----------
                                                      1,032,924
                                                    -----------

             Total Bonds & Notes
              (Identified Cost $47,486,764)  . .     49,688,710
                                                    -----------



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 SHORT-TERM INVESTMENT--2.0%

    FACE
   AMOUNT                                            VALUE (A)
$  3,160,000  Household Finance Corp.,
               6.250%, 1/02/97 . . . . . . . . .    $  3,159,451
                                                    ------------
              Short-Term Investment
               (Identified Cost $3,159,451)  . .       3,159,451
                                                    ------------
              Total Investments--101.1%
               (Identified Cost $121,363,826)(b)     162,577,171
              Other assets less liabilities(e) .      (1,688,743)
                                                    ------------
              TOTAL NET ASSETS--100% . . . . . .    $160,888,428
                                                    ============




(a) See Note 1A.

(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $121,363,826 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation
       for all investments in which there is an
       excess of value over tax cost  . . . . .      $43,001,247
      Aggregate gross unrealized depreciation
       for all investments in which there is an
       excess of tax cost over value  . . . . .       (1,787,902)
                                                   -------------
      Net unrealized appreciation . . . . . . .      $41,213,345
                                                   =============




(c) Non-income producing security.

(d) Denominated in Canadian dollars.

(e) Including deposits in foreign denominated currency with a value of $131 and a cost of $133.

(f) Security exempt from registration under Rule-144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified-institutional buyers.






                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $162,577,171
 Cash  . . . . . . . . . . . . . . . . .                       2,364
 Foreign cash at value (Cost $133) . . .                         131
 Receivable for:
  Fund shares sold . . . . . . . . . . .                      44,425
  Dividends and interest . . . . . . . .                   1,058,524
  Foreign taxes  . . . . . . . . . . . .                         632
                                                        ------------
                                                         163,683,247
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $2,593,440
  Fund shares redeemed . . . . . . . . .       63,083
 Accrued expenses:
  Management fees  . . . . . . . . . . .       68,383
  Deferred trustees' fees  . . . . . . .       35,859
  Other expenses . . . . . . . . . . . .       34,054
                                           ----------
                                                           2,794,819
                                                        ------------
                                                        $160,888,428
                                                        ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $119,495,162
  Undistributed net investment income  .                      40,029
  Accumulated net realized gains . . . .                     140,816
  Unrealized appreciation on investments
   and foreign currency  . . . . . . . .                  41,212,421
                                                        ------------
NET ASSETS . . . . . . . . . . . . . . .                $160,888,428
                                                        ============
Computation of offering price:
Net asset value and redemption price per
 share ($160,888,428 divided by 944,370
 shares of beneficial interest)  . . . .                $     170.37
                                                        ============
Identified cost of investments . . . . .                $121,363,826
                                                        ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends  . . . . . . . . . . . . .                 $ 2,573,306(a)
 Interest . . . . . . . . . . . . . .                   3,903,015
                                                      -----------
                                                        6,476,321
EXPENSES
 Management fees  . . . . . . . . . .   $  759,871
 Trustees' fees and expenses  . . . .       28,419
 Custodian  . . . . . . . . . . . . .       79,808
 Audit and tax services . . . . . . .       17,400
 Legal  . . . . . . . . . . . . . . .       11,564
 Printing . . . . . . . . . . . . . .       45,989
 Miscellaneous  . . . . . . . . . . .        6,200
                                        ----------
   Total expenses . . . . . . . . . .                     949,251
                                                      -----------
NET INVESTMENT INCOME . . . . . . . .                   5,527,070
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain (loss) on:
  Investments--net  . . . . . . . . .    9,604,547
  Foreign currency
   transactions--net  . . . . . . . .      (72,774)
   Net realized gain on investments
    and foreign currency transactions    9,531,773
                                        ----------
 Unrealized appreciation (depreciation) on:
  Investments--net  . . . . . . . . .    6,444,788
  Foreign currency transactions--net        (1,027)
                                        ----------
   Net unrealized appreciation on
    investments and foreign currency
    transactions. . . . . . . . . . .    6,443,761
                                        ----------
Net gain on investment transactions .                  15,975,534
                                                      -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . .                 $21,502,604
                                                      ===========



(a) Net of foreign taxes of: $16,633.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MANAGED SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 ------------    ------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $  5,487,603    $  5,527,070
 Net realized gain on investments and foreign
  currency transactions  . . . . . . . . . . .      2,566,425       9,531,773
 Unrealized appreciation on investments and
  foreign currency transactions  . . . . . . .     28,568,247       6,443,761
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .     36,622,275      21,502,604
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .     (5,487,603)     (5,442,217)
 In excess of net investment income  . . . . .       (212,274)              0
 Net realized gain on investments  . . . . . .       (764,206)     (9,837,965)
                                                 ------------    ------------
                                                   (6,464,083)    (15,280,182)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     22,221,525      20,225,126
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . .      5,699,877       5,442,217
  Distributions from net realized gain . . . .        764,206       9,837,965
                                                 ------------    ------------
                                                   28,685,608      35,505,308
 Cost of shares redeemed . . . . . . . . . . .    (33,185,396)    (28,375,038)
                                                 ------------    ------------
 INCREASE (DECREASE) IN NET ASSETS DERIVED FROM
  CAPITAL SHARE TRANSACTIONS . . . . . . . . .     (4,499,788)      7,130,270
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . .     25,658,404      13,352,692
NET ASSETS
 Beginning of the year . . . . . . . . . . . .    121,877,332     147,535,736
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $147,535,736    $160,888,428
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $         85    $     45,930
                                                 ============    ============
 End of the year . . . . . . . . . . . . . . .   $     45,930    $     40,029
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        150,563         120,220
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .         35,150          31,471
  Distributions from net realized gain . . . .          4,713          55,351
                                                 ------------    ------------
                                                      190,426         207,042
 Redeemed  . . . . . . . . . . . . . . . . . .       (223,554)       (164,939)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .        (33,128)         42,103
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                                       YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------
                          1992       1993       1994       1995        1996
                         --------  ---------  ---------  ---------  -----------
Net Asset Value,
 Beginning of Year . .   $127.87   $ 130.26   $ 137.18   $ 130.30    $ 163.52
                         -------   --------   --------   --------    --------
Income From Investment
 Operations
 Net Investment Income      5.14       4.35       5.42       6.34        6.43
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments  . . . .      3.45       9.58      (6.92)     34.33       18.21
                         -------   --------   --------   --------    --------
 Total From Investment
  Operations . . . . .      8.59      13.93      (1.50)     40.67       24.64
                         -------   --------   --------   --------    --------
Less Distributions
 Dividends From Net
  Investment Income  .     (5.13)     (4.36)     (5.38)     (6.34)      (6.34)
 Distributions in
  Excess of Net
  Investment Income  .      0.00       0.00       0.00      (0.23)       0.00
 Distributions From Net
  Realized Capital
  Gains. . . . . . . .     (1.07)     (2.65)      0.00      (0.88)     (11.45)
                         -------   --------   --------   --------    --------
 Total Distributions .     (6.20)     (7.01)     (5.38)     (7.45)     (17.79)
                         -------   --------   --------   --------    --------
Net Asset Value, End of
 Year. . . . . . . . .   $130.26   $ 137.18   $ 130.30   $ 163.52    $ 170.37
                         =======   ========   ========   ========    ========
TOTAL RETURN (%) . . .      6.70      10.65      (1.11)     31.26       15.01
Ratio of Operating
 Expenses to Average
 Net Assets (%)  . . .      0.54       0.53       0.54       0.64        0.62
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . .      5.32       3.65       3.98       4.06        3.64
Portfolio Turnover Rate
 (%) . . . . . . . . .        36         22         76         51          72
Average Commission Rate
 (a) . . . . . . . . .        --         --         --         --    $ 0.0318
Net Assets, End of Year
 (000) . . . . . . . .   $77,575   $121,339   $121,877   $147,536    $160,888



(a) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
                See accompanying notes to financial statements.

SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN, PETER WILBY AND DAVID SCOTT
SALOMON BROTHERS ASSET MANAGEMENT INC


[PHOTOS OF STEVEN GUTERMAN, PETER WILBY AND DAVID SCOTT]






Q. HOW DID THE SERIES PERFORM IN 1996?

A. For the year ended December 31, 1996, the Series posted a 14.36% return versus 3.63% for the Lehman Brothers Aggregate Bond Index/3/. The Series' ability to rotate its assets among global fixed income markets enabled it to outperform the broad fixed income market. Over the course of the year, the Series maintained and allocated about 35% of its assets to the high yield sector and about 22% to emerging markets debt (Brady Bonds). These two sectors responded favorably to the improving credit quality of their issuers. High yield issuers were supported by moderate economic growth as corporations strengthened their balance sheets by posting higher earnings and paying down debt. The strength in the emerging markets debt sector is attributable to the improving fiscal and monetary practices of these countries. During the year, both Moody's and S&P upgraded Poland's debt to investment grade. This positive development helped to boost prices across the whole emerging markets debt sector. In addition, during 1996, a large and growing number of institutional investors, particularly U.S. pension funds and insurance companies, entered this market in search of higher yields. This flow of institutional funds has helped to stabilize and support the market sector.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. During 1996, the Series allocated its assets among the U.S. high yield sector, U.S. investment grade sector, emerging markets debt and non-dollar government bonds. Our strategy for the U.S. investment grade sector was to overweight mortgage pass-through securities and underweight U.S. Treasuries. We believed that mortgage pass-through securities were attractive as higher interest rates reduced the incentive for homeowners to refinance their mortgages. In the non-dollar portion of the Series, we allocated assets among government bonds of Germany, Denmark, Ireland, the United Kingdom, Canada and Australia. The Canadian government bond market posted solid gains for the year supported by the absence of constitutional problems, and fiscal consolidation and a pro-growth monetary policy stance from the Bank of Canada. The progress toward European Monetary Union dominated the European bond market in 1996. As prospects improved for a prompt start to the single currency on January 1, 1999, yield spreads to the German market converged.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. We anticipate moderate economic growth in the U.S. and positive supply and demand factors in the high yield corporate market. We also maintain a positive outlook on emerging market debt as broader participation in the sector and favorable monetary and fiscal policies by emerging market nations should continue to be positive for the market. Our U.S. investment grade outlook is cautious over the short run. However, long-term we remain constructive on the fixed income market as inflation remains benign and economic growth remains modest.

    [A CHART APPEARS HERE COMPARING A

     $10,000 INVESTMENT IN THE SERIES

             VERSUS AN INDEX]





                 Strategic      Lehman

                 Bond Opp.     Aggregate

                  Series         Bond


10/31/94           10000         10000

1994                9860         10047

1995               11771         11903

1996               13461         12335




FUND FACTS

GOAL: A high level of total return consistent with preservation of capital.

START DATE: October 31, 1994

SIZE: $36 million as of December 31, 1996

MANAGERS: Peter Wilby, Steven Guterman and David Scott have managed the Series since its inception in October of 1994. Mr. Wilby and Mr. Scott have also managed the Salomon Brothers Investment Series--Strategic Bond Fund since March 1995. Mr. Wilby also manages the Salomon Brothers Investment Series--High Yield Bond Fund. Mr. Guterman also co-manages the Salomon Brothers U.S. Government Series of New England Zenith Fund.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--92.4% OF TOTAL NET ASSETS

   FACE
  AMOUNT                                                    VALUE (A)
            CORPORATE BONDS--37.2%
$  125,000  Airplane Pass Thru Trust,
             10.875%, 3/15/19 . . . . . . . . . . . . .    $   137,884
   150,000  Alvey Systems, Inc.,
             11.375%, 1/31/03 . . . . . . . . . . . . .        158,250
   150,000  American Media Operations
             11.625%, 11/15/04  . . . . . . . . . . . .        161,250
   150,000  Americold Corp.
             12.875%, 5/01/08 . . . . . . . . . . . . .        154,875
   200,000  Arch Communications Group
             0/10.875%, 3/15/08(j)  . . . . . . . . . .        115,000
   200,000  Arkla, Inc.
             8.875%, 7/15/99  . . . . . . . . . . . . .        211,224
   150,000  Berry Plastics
             12.250%, 4/15/04 . . . . . . . . . . . . .        163,125
   150,000  Borg Warner Security Corp.
             9.125%, 5/01/03  . . . . . . . . . . . . .        147,000
   150,000  Cablevision Systems Corp.
             10.500%, 5/15/16 . . . . . . . . . . . . .        155,625
   150,000  Carr Gottstein Foods Co.
             12.000%, 11/15/05  . . . . . . . . . . . .        160,875
   166,000  Central Transportation Rental Finance Corp.
             9.500%, 4/30/03  . . . . . . . . . . . . .        158,115
   150,000  Cinemark USA, Inc.
             9.625%, 8/01/08  . . . . . . . . . . . . .        151,500
   150,000  Clark Schwebel, Inc.
             10.500%, 4/15/06 . . . . . . . . . . . . .        159,750
   150,000  Cobb Theaters
             10.625%, 3/01/03 . . . . . . . . . . . . .        158,062
   200,000  Crown Paper Co.
             11.000%, 9/01/05 . . . . . . . . . . . . .        188,000
   240,000  CS Wireless Systems, Inc.
             0/11.375%, 3/01/06(j)  . . . . . . . . . .         87,600
   150,000  CSK Auto, Inc.
             11.000%, 11/01/06  . . . . . . . . . . . .        155,250
   200,000  Dole Foods, Inc.
             6.750%, 7/15/00  . . . . . . . . . . . . .        199,870
   150,000  Dollar Financial Group, Inc.
             10.875%, 11/15/06  . . . . . . . . . . . .        154,875
   150,000  Ekco Group, Inc.
             9.250%, 4/01/06  . . . . . . . . . . . . .        146,250
   100,000  Excide Electronics Group, Inc.
             11.500%, 3/15/06 (h) . . . . . . . . . . .        109,000
   200,000  Eye Care Ctrs. America, Inc.
             12.000%, 10/01/03  . . . . . . . . . . . .        215,750
   100,000  Finlay Fine Jewerly Corp.
             10.625%, 5/01/03 . . . . . . . . . . . . .        105,000
   150,000  Foamex L.P/Foamex Cap. Corp.
             11.875%, 10/01/04  . . . . . . . . . . . .        160,875
   150,000  Four M Corp.
             12.000%, 6/01/06 . . . . . . . . . . . . .        158,250
   150,000  Freedom Chemical Co.
             10.625%, 10/15/06  . . . . . . . . . . . .        156,750
   150,000  Fresenius Medical Care Cap
             9.000%, 12/01/06 . . . . . . . . . . . . .        152,625
   150,000  Guitar CTR Management Co., Inc.
             11.000%, 7/01/06 . . . . . . . . . . . . .        159,750





   FACE
  AMOUNT                                    VALUE (A)
$  150,000  Harveys Casino Resorts
             10.625%, 6/01/06 . . . . .    $   162,000
   100,000  Herff Jones, Inc.
             11.000%, 8/15/05 . . . . .        108,000
   150,000  Hills Stores Co.
             12.500%, 7/01/03 . . . . .        133,500
   150,000  Hines Horticulture
             11.750%, 10/15/05  . . . .        159,000
   150,000  HMH Properties, Inc.
             9.500%, 5/15/05  . . . . .        156,750
   150,000  Hollinger International
             9.250%, 2/01/06  . . . . .        148,500
   275,000  ICG Holdings, Inc.
             0/13.500%, 9/15/05(j)  . .        193,875
   200,000  Imed Corp.
             9.750%, 12/01/06 . . . . .        204,500
   200,000  International Cabletel, Inc.
             0/11.500%, 2/01/06(j)  . .        136,000
   150,000  Iron Mountain, Inc.
             10.125%, 10/01/06  . . . .        158,813
   200,000  Jacor Communications Co.
             9.750%, 12/15/06 . . . . .        206,000
   150,000  Jitney Jungle Stores
             12.000%, 3/01/06 . . . . .        159,000
   250,000  Jordan Industries, Inc.
             10.375% 8/01/03  . . . . .        247,500
   150,000  KCS Energy, Inc.
             11.000%, 1/15/03 . . . . .        162,000
   200,000  Lamar Advertising Co.
             9.625%, 12/01/06 . . . . .        206,500
   250,000  Marcus Cable Co.
             0/14.250%, 12/15/05(j) . .        177,500
   150,000  Maxxam Medical, Inc.
             10.500%, 8/01/06 . . . . .        157,125
   180,000  Mellon Financial Co.
             9.750%, 6/15/01  . . . . .        201,289
   150,000  Mesa Oper Co.
             10.625%, 7/01/06 . . . . .        163,500
   250,000  NL Industries, Inc.
             0/13.000%, 10/15/05(j) . .        215,625
   200,000  National Energy Group, Inc.
             10.750%, 11/01/06  . . . .        208,500
   250,000  Norcal Waste Systems, Inc.
             12.500%, 11/15/05  . . . .        277,500
   450,000  Paine Webber Group, Inc.
             7.000%, 3/01/00  . . . . .        453,091
   150,000  Parker Distilling Co.
             9.750%, 11/15/06 . . . . .        158,250
   150,000  Penn Traffic Co.
             9.625%, 4/15/05  . . . . .         85,500
   200,000  Peoples Choice TV Corp.
             0/13.125%, 6/01/04(j)  . .         85,000
   150,000  Printpack, Inc.
             10.625%, 8/15/06 . . . . .        156,750


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--(CONTINUED)

   FACE
  AMOUNT                                                VALUE(A)
            CORPORATE BONDS--(CONTINUED)
$  150,000  Quest Diagnostics, Inc.
             10.750%, 12/15/06  . . . . . . . . . .    $   157,875
   200,000  Radnor Holdings Corp.
             10.000%, 12/01/03  . . . . . . . . . .        204,500
   150,000  Rayovac Corp.
             10.250%, 11/01/06  . . . . . . . . . .        154,875
   150,000  Remington Product Co.
             11.000%, 5/15/06 . . . . . . . . . . .        127,500
   150,000  Renco Metals, Inc.
             11.500%, 7/01/03 . . . . . . . . . . .        156,750
   250,000  Revlon Worldwide Corp.
             Zero Coupon 3/15/98  . . . . . . . . .        215,625
   150,000  Rogers Cablesystems, LTD
             10.000%, 3/15/05 . . . . . . . . . . .        160,688
   200,000  Ryder Transportation, Inc.
             10.000%, 12/01/06  . . . . . . . . . .        208,000
   150,000  Selmer, Inc.
             11.000%, 5/15/05 . . . . . . . . . . .        161,062
   150,000  SFX Broadcasting, Inc.
             10.750%, 5/15/06 . . . . . . . . . . .        158,625
   150,000  Smiths Food & Drug
             11.250%, 5/15/07 . . . . . . . . . . .        166,500
   125,000  Southdown, Inc.
             10.000%, 3/01/06 . . . . . . . . . . .        132,500
   150,000  Specialty Equipment Companies, Inc.
             11.375%, 12/01/03  . . . . . . . . . .        162,938
   100,000  Specialty Retailers, Inc.
             11.000%, 8/15/03 . . . . . . . . . . .        104,250
   250,000  Speedy Muffler King, Inc.
             10.875%, 10/01/06  . . . . . . . . . .        268,125
   150,000  Stroh Brewery Co.
             11.100%, 7/01/06 . . . . . . . . . . .        156,750
   150,000  Talley Manufacturing & Technology, Inc.
             10.750%, 10/15/03  . . . . . . . . . .        157,125
   150,000  Telex Communications, Inc.
             12.000%, 7/15/04 . . . . . . . . . . .        165,000
   150,000  Trump Atlantic City Associates
             11.250%, 5/01/06 . . . . . . . . . . .        148,500
   150,000  Twin Laboratories, Inc.
             10.250%, 5/15/06 . . . . . . . . . . .        156,937
   250,000  UNC, Inc.
             11.000%, 6/01/06 . . . . . . . . . . .        267,500
   100,000  United States Leasing International
             8.450%, 1/25/05  . . . . . . . . . . .        108,102
   150,000  Universal Outdoor, Inc.
             9.750%, 10/15/06 . . . . . . . . . . .        155,250
   150,000  Winstar Communications, Inc.
             0/14.000%, 10/15/05(j) . . . . . . . .         91,500
   150,000  Wyndham Hotel Corp.
             10.500%, 5/15/06 . . . . . . . . . . .        159,375
                                                       -----------
                                                        13,329,800
                                                       -----------





   FACE
  AMOUNT                                       VALUE(A)
            FOREIGN CORPORATE BONDS--5.4%
$  150,000  Algoma Steel, Inc.,
             12.375%, 7/15/05  . . . . . .    $   162,750
   250,000  Costilla Energy, Inc.
             10.250%, 10/01/06 . . . . . .        265,000
   250,000  Diamond Cable Communication
             0/11.750%, 12/15/05(j)  . . .        178,750
   250,000  Doane Products Co.
             10.625%, 3/01/06  . . . . . .        266,875
   150,000  Doman Industries, Ltd.
             8.750%, 3/15/04 . . . . . . .        141,375
   300,000  International Semi Tech.
             0/11.500%, 8/15/03(e)(j)  . .        197,250
   400,000  Korea Development Bank
             9.600%, 12/01/00  . . . . . .        441,952
   250,000  Nextlink Communications, Ltd.
             12.500%, 4/15/06  . . . . . .        268,125
                                              -----------
                                                1,922,077
                                              -----------
            FOREIGN GOVERNMENT BONDS--21.0%
 1,323,000  Argentina (Republic of)
             6.3125%, 3/31/05  . . . . . .      1,152,664
    40,000  Australia (Commonwealth of)
             6.750%, 11/15/06(c) . . . . .         30,446
   182,000  Brazil (Federal Republic of)
             6.375%, 1/01/01 . . . . . . .        176,426
 1,266,575  Brazil (Federal Republic of)
             C Bonds 8.000%, 4/15/14 . . .        935,683
   250,000  Brazil (Federal Republic of)
             5.000%, 4/15/24 . . . . . . .        158,125
   730,000  Canada (Government of)
             6.500%, 8/01/99(d)  . . . . .        557,125
   330,000  Canada (Government of)
             7.500%, 9/01/00(d)  . . . . .        259,662
   270,000  Canada (Government of)
             7.000%, 9/01/01(d)  . . . . .        209,406
   950,000  Denmark (Kingdom of)
             8.000%, 11/15/01(e) . . . . .        179,008
   500,000  Ecuador (Republic of)
             3.250%, 2/28/25 . . . . . . .        233,125
    80,000  Germany (Federal Republic of)
             8.250%, 9/20/01(f)  . . . . .         59,522
   260,000  Germany (Federal Republic of)
             7.500%, 11/11/04(f) . . . . .        188,884
   100,000  Ireland (Republic of)
             6.250%, 4/01/99(g)  . . . . .        170,395
   120,000  Ireland (Republic of)
             6.500%, 10/18/01(g) . . . . .        206,711
 1,300,000  Morocco (Kingdom of)
             4.375%, 1/01/09(k)  . . . . .      1,073,313
   500,000  Panama (Republic of)
             3.500%, 7/17/14 . . . . . . .        346,250


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--(CONTINUED)

   FACE
  AMOUNT                                              VALUE (A)
            FOREIGN GOVERNMENT BONDS--(CONTINUED)
 $ 216,000  Philippines (Republic of)
             8.750% 10/07/16  . . . . . . . . . .    $   224,640
   250,000  United Mexican States
             6.250%, 12/31/19 . . . . . . . . . .        184,062
   750,000  United Mexican States
             6.250%, 12/31/19 . . . . . . . . . .        547,500
   750,000  Venezuela (Republic of)
             6.563%, 12/18/07 . . . . . . . . . .        637,500
                                                     -----------
                                                       7,530,447
                                                     -----------
            U.S. GOVERNMENT BONDS--28.8%
   500,000  Federal Home Loan Bank
             6.490%, 9/08/97  . . . . . . . . . .        502,755
   295,275  Federal Home Loan Mortgage
             10.000%, 5/15/20 . . . . . . . . . .        314,831
   500,000  Federal National Mortgage Association
             7.000%, 12/01/99 . . . . . . . . . .        488,905
    28,523  Federal National Mortgage Association
             13.000%, 11/01/15  . . . . . . . . .         33,684
   117,446  Federal National Mortgage Association
             13.000%, 04/25/19  . . . . . . . . .        126,186
   297,663  Federal National Mortgage Association
             6.500%, 3/01/26  . . . . . . . . . .        284,176
   146,928  Federal National Mortgage Association
             7.000%, 5/01/26  . . . . . . . . . .        143,668
   200,000  Government National Mortgage
             Association 7.000%, 11/15/99 . . . .        195,624
    23,326  Government National Mortgage
             Association 7.000%, 4/15/24  . . . .         22,823
   547,468  Government National Mortgage
             Association 7.000%, 5/15/26  . . . .        535,664
 2,000,000  United States Treasury Bonds
             5.750%, 12/31/98 . . . . . . . . . .      1,995,500
   150,000  United States Treasury Bonds
             6.875%, 8/15/25  . . . . . . . . . .        152,922
   140,000  United States Treasury Bonds
             6.750%, 8/15/26  . . . . . . . . . .        141,243
    90,000  United States Treasury Bonds
             6.125%, 5/31/97  . . . . . . . . . .         90,272
 1,870,000  United States Treasury Notes
             5.625%, 2/28/01  . . . . . . . . . .      1,833,628
   100,000  United States Treasury Notes
             6.250%, 4/30/01  . . . . . . . . . .        100,289





   FACE
  AMOUNT                                              VALUE (A)
$  250,000  United States Treasury Notes
             6.500%, 8/31/01  . . . . . . . . . .    $   252,867
   750,000  United States Treasury Notes
             6.125%, 12/31/01 . . . . . . . . . .        747,292
 1,100,000  United States Treasury Notes
             6.875%, 5/15/06  . . . . . . . . . .      1,133,935
 1,200,000  United States Treasury Notes
             6.500%, 10/15/06 . . . . . . . . . .      1,206,744
                                                     -----------
                                                      10,303,008
                                                     -----------
            Total Bonds & Notes
             (Identified Cost $32,283,175)  . . .     33,085,332
                                                     -----------




 SHORT-TERM INVESTMENT--20.1%

$7,187,000  Repurchase agreement with Merrill Lynch &
             Co. dated 12/31/96 at 6.500% to be
             repurchased at $7,189,595 on 1/2/97
             collateralized by $5,735,000. U. S.
             Treasury Bond 8.875% due 2/15/19 with a
             value of $7,333,631  . . . . . . . . . .      7,187,000
                                                         -----------
            Total Short-Term Investment
             (Identified Cost $7,187,000) . . . . . .      7,187,000
                                                         -----------
            Total Investments--112.5%
             (Identified Cost $39,470,175)(b) . . . .     40,272,332
            Other assets less liabilities(i)  . . . .     (4,464,681)
                                                         -----------
            TOTAL NET ASSETS--100%  . . . . . . . . .    $35,807,651
                                                         ===========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996


 FORWARD CONTRACT OUTSTANDING AT DECEMBER 31, 1996
                                      LOCAL      AGGREGATE                 UNREALIZED
       CURRENCY          DELIVERY    CURRENCY      FACE        TOTAL      APPRECIATION/
       CONTRACT            DATE       AMOUNT       VALUE       VALUE      DEPRECIATION
Australian Dollar
 (sold)                  01/22/97      38,653   $   30,714   $   30,536     $   (178)
Canadian Dollar (sold)   01/22/97     358,684      262,324      268,275        5,951
Canadian Dollar (sold)   01/22/97     292,121      213,642      219,640        5,998
Canadian Dollar (sold)   01/22/97     483,711      353,763      362,059        8,296
Canadian Dollar (sold)   01/22/97     297,222      217,374      219,352        1,978
Deutsche Mark (bought)   01/22/97   1,080,900      703,441      720,000      (16,559)
Deutsche Mark (bought)   01/22/97     284,369      185,065      189,529       (4,464)
Deutsche Mark (bought)   01/22/97     522,375      339,958      350,000      (10,042)
Deutsche Mark (bought)   01/22/97     693,074      451,047      462,049      (11,002)
Deutsche Mark (bought)   01/22/97     520,680      338,854      344,821       (5,967)
Deutsche Mark (bought)   01/22/97     225,907      147,017      145,221        1,796
Deutsche Mark (bought)   01/22/97     715,654      465,742      474,950       (9,208)
Deutsche Mark (sold)     01/22/97   2,477,588    1,612,395    1,615,116        2,721
Deutsche Mark (sold)     01/22/97     799,290      520,172      536,797       16,625
Deutsche Mark (sold)     01/22/97     520,422      338,687      348,808       10,121
Deutsche Mark (sold)     01/22/97     264,852      172,363      170,000       (2,363)
Deutsche Mark (sold)     01/22/97      92,986       60,515       59,837         (678)
Danish Krone (bought)    01/22/97     334,390       56,831       56,200          631
Danish Krone (sold)      01/22/97   1,364,953      231,979      234,649        2,670
Pound Sterling
 (bought)                01/22/97     280,931      476,007      455,951       20,056
Pound Sterling
 (bought)                01/22/97     166,943      282,867      275,790        7,077
Pound Sterling
 (bought)                01/22/97     251,712      426,498      423,882        2,616
Pound Sterling
 (bought)                01/22/97     146,286      247,867      241,226        6,641
Pound Sterling (sold)    01/22/97     276,963      469,284      442,587      (26,697)
Pound Sterling (sold)    01/22/97     289,739      490,931      474,950      (15,981)
Pound Sterling (sold)    01/22/97     250,245      424,014      414,156       (9,858)
Pound Sterling (sold)    01/22/97     252,445      427,741      414,534      (13,207)
New Zealand Dollar
 (bought)                01/22/97   1,316,335      929,316      925,779        3,537
New Zealand Dollar
 (sold)                  01/22/97   1,316,335      929,316      929,431          115
                                                                            --------
Total depreciation on Forward Currency contracts . . . . . . . . . . .      $(29,375)
                                                                            ========



(a) See Note 1A.
(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $39,482,198 for federal income tax purposes was as follows:


    Aggregate gross unrealized appreciation for all investments
     in which there is an excess of value over tax cost  . . . .    $1,043,478
    Aggregate gross unrealized depreciation for all investments
     in which there is an excess of tax cost over value  . . . .      (253,344)
                                                                    ----------
    Net unrealized appreciation  . . . . . . . . . . . . . . . .    $  790,134
                                                                    ==========


(c) Denominated in Australian dollars.
(d) Denominated in Canadian Dollars.
(e) Denominated in Danish Kroner.
(f) Denominated in German Marks.
(g) Denominated in Irish Pounds.
(h) Rights attached.
(i) Including deposits in foreign denominated currencies with a value of $54 and a cost of $54.
(j) Step Bond; Coupon rate is zero or below market for an initial period and then increases to a higher coupon rate at a specified date and rate.
(k) These securities represent loan participations which are arranged through private negotiations between the Fund and a lender. Due to the nature of these securities, they are typically purchased on a forward delivery basis (Note 1), some of which remain unsettled, in whole or in part, at December 31, 1996.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value . . . . . . . . . .                $40,272,332
 Foreign cash at value (Cost $54) . . . .                         54
 Receivable for:
  Fund shares sold  . . . . . . . . . . .                     93,719
  Dividends and interest  . . . . . . . .                    546,979
  Miscellaneous . . . . . . . . . . . . .                      1,574
 Unamortized organization expense . . . .                      5,694
                                                         -----------
                                                          40,920,352
LIABILITIES
 Payable for:
  Securities purchased  . . . . . . . . .   $4,362,169
  Loan participations purchased . . . . .      664,000
  Open forward currency contracts--net  .       29,375
  Fund shares redeemed  . . . . . . . . .        5,503
  Due to custodian bank . . . . . . . . .          355
 Accrued expenses:
  Management fees . . . . . . . . . . . .       21,647
  Deferred trustees' fees . . . . . . . .          270
  Other expenses  . . . . . . . . . . . .       29,382
                                            ----------
                                                           5,112,701
                                                         -----------
                                                         $35,807,651
                                                         ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in . . . . . . . . . . . .                $35,037,908
  Undistributed net investment income . .                     18,251
  Accumulated net realized loss . . . . .                    (21,203)
  Unrealized appreciation on investments,
   forward contracts and foreign
   currency . . . . . . . . . . . . . . .                    772,695
                                                         -----------
NET ASSETS  . . . . . . . . . . . . . . .                $35,807,651
                                                         ===========
Computation of offering price:
Net asset value and redemption price per
 share ($35,807,651 divided by 3,081,361
 shares of beneficial interest) . . . . .                $     11.62
                                                         ===========
Identified cost of investments  . . . . .                $39,470,175
                                                         ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Dividends . . . . . . . . . . . . . . . . .               $      150
 Interest  . . . . . . . . . . . . . . . . .                1,729,474(a)
                                                           ----------
                                                            1,729,624
EXPENSES
 Management fees . . . . . . . . . . . . . .   $130,094
 Trustees' fees and expenses . . . . . . . .     10,121
 Custodian . . . . . . . . . . . . . . . . .     61,710
 Audit and tax services  . . . . . . . . . .     13,000
 Legal . . . . . . . . . . . . . . . . . . .     11,498
 Printing  . . . . . . . . . . . . . . . . .      4,280
 Amortization of organization expenses . . .      2,013
 Miscellaneous . . . . . . . . . . . . . . .      5,776
                                               --------
   Total expenses  . . . . . . . . . . . . .    238,492
   Less expenses assumed by the investment
    adviser. . . . . . . . . . . . . . . . .    (68,374)      170,118
                                               --------    ----------
NET INVESTMENT INCOME  . . . . . . . . . . .                1,559,506
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS, FORWARD CURRENCY CONTRACTS AND
 FOREIGN CURRENCY TRANSACTIONS
 Realized gain on:
  Investments--net . . . . . . . . . . . . .    480,879
  Foreign currency transactions--net . . . .    106,879
                                               --------
  Net realized gain on Investments and
   foreign currency transactions . . . . . .    587,758
                                               --------
 Unrealized appreciation (depreciation) on:
  Investments--net . . . . . . . . . . . . .    634,136
  Foreign currency transactions--net . . . .    (14,935)
                                               --------
  Net unrealized appreciation on investments
   and foreign currency transactions . . . .    619,201
                                               --------
Net gain on investment transactions  . . . .                1,206,959
                                                           ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS .               $2,766,465
                                                           ==========



(a) Net of foreign taxes of: $178.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS STRATEGIC BOND OPPORTUNITIES SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   460,904    $ 1,559,506
 Net realized gain on investments and foreign
  currency transactions  . . . . . . . . . . . .       248,441        587,758
 Unrealized appreciation on investments and
  foreign currency transactions  . . . . . . . .       208,090        619,201
                                                   -----------    -----------
 Increase in net assets from operations  . . . .       917,435      2,766,465
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (435,233)    (1,704,472)
 Net realized gain on investments  . . . . . . .      (170,001)      (518,385)
                                                   -----------    -----------
                                                      (605,234)    (2,222,857)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .     9,873,846     29,554,662
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       435,233      1,704,472
  Distributions from net realized gain . . . . .       170,001        518,385
                                                   -----------    -----------
                                                    10,479,080     31,777,519
 Cost of shares redeemed . . . . . . . . . . . .    (4,757,322)    (5,997,600)
                                                   -----------    -----------
 Increase in net assets derived from capital
  share transactions . . . . . . . . . . . . . .     5,721,758     25,779,919
                                                   -----------    -----------
 Total increase in net assets  . . . . . . . . .     6,033,959     26,323,527
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     3,450,165      9,484,124
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $ 9,484,124    $35,807,651
                                                   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $         0    $    50,354
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $    50,354    $    18,251
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .       919,222      2,532,646
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        40,562        144,891
  Distributions from net realized gain . . . . .        15,844         42,731
                                                   -----------    -----------
                                                       975,628      2,720,268
 Redeemed  . . . . . . . . . . . . . . . . . . .      (455,476)      (513,384)
                                                   -----------    -----------
 Net change  . . . . . . . . . . . . . . . . . .       520,152      2,206,884
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                              OCTOBER 31, 1994(A)
                                    THROUGH         YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                              -------------------  ------------  --------------
Net Asset Value, Beginning
 of Period  . . . . . . . .       $10.00             $ 9.74         $ 10.85
                                  ------             ------         -------
Income From Investment
 Operations
 Net Investment Income  . .         0.12               0.58            0.51
 Net Realized and Unrealized
  Gain (Loss) on
  Investments . . . . . . .        (0.26)              1.30            1.05
                                  ------             ------         -------
 Total From Investment
  Operations. . . . . . . .        (0.14)              1.88            1.56
                                  ------             ------         -------
Less Distributions
 Dividends From Net
  Investment Income . . . .        (0.12)             (0.55)          (0.60)
 Distributions From Net
  Realized Capital Gains  .         0.00              (0.22)          (0.19)
                                  ------             ------         -------
 Total Distributions  . . .        (0.12)             (0.77)          (0.79)
                                  ------             ------         -------
Net Asset Value, End of
 Period . . . . . . . . . .       $ 9.74             $10.85         $ 11.62
                                  ======             ======         =======
TOTAL RETURN (%)  . . . . .        (1.40)(c)          19.38           14.36
Ratio of Operating Expenses
 to Average Net Assets (%)          0.85 (b)           0.85            0.85
Ratio of Net Investment
 Income to Average Net
 Assets (%) . . . . . . . .         7.05 (b)           8.39            7.79
Portfolio Turnover Rate (%)          403 (b)            202             176
Net Assets, End of
 Period (000) . . . . . . .       $3,450             $9,484         $35,808
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense agreement
 described in Note 4 to the
 Financial Statements would
 have been (%)  . . . . . .         2.01 (b)           2.44            1.19



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
                See accompanying notes to financial statements.

BACK BAY ADVISORS BOND INCOME SERIES
PORTFOLIO MANAGER: CATHY BUNTING
BACK BAY ADVISORS, L.P.


[PHOTO OF CATHY BUNTING]





Q. HOW DID THE BACK BAY ADVISORS BOND INCOME SERIES PERFORM IN 1996?

A. The Back Bay Advisors Bond Income Series continued to deliver consistently strong results, despite the challenging conditions that pervaded bond markets. Rising long-term interest rates early in 1996 along with weak bond market returns stood in vivid contrast to the remarkable strength of bonds in 1995. Concerned that robust economic growth might cause inflationary pressures to escalate, bond investors pushed down fixed income prices and drove up yields. By the second half of the year, slower yet steady economic growth, continued low inflation and strong demand for U.S. government bonds from foreign investors fostered better performance from bonds.

After a disappointing first half in 1996, the Series more than made up for lost ground by the year's end. For the 12 months ended December 31, 1996, the Series generated a total return of 4.61%. This return reflects the reinvestment of $8.05 per share in income distributions paid during the year and a decline in share price to $105.63 on December 31, 1996, from $108.67 a year ago. By comparison, the Lipper Variable "A" Rated Bond Funds Average return was 2.61% for the same period. The Series also outperformed the Lehman Brothers Intermediate Government/ Corporate Index/6/, the Series' benchmark, which posted a return of 4.05%.

Q. WHAT WAS BEHIND THE SERIES' STRONG PERFORMANCE?

A. An emphasis on corporate bonds--ranging between 60% to 70% of the portfolio--worked well for the Series. When economic activity is strong, as was the case last year, improving company fundamentals can help cushion price declines of corporate bonds from rising interest rates. Supply and demand relationships also worked to the advantage of the corporate sector. Institutional investors kept demand at healthy levels, which helped support bond prices even as interest rates rose and prices of government securities fell. Government issues are particularly sensitive to changes in interest rates, in part because they gain no additional benefit from improving credit conditions--they already enjoy the distinction as the most creditworthy fixed income instruments around.

Q. HOW DID YOU MANAGE THE SERIES DURING THE YEAR?

A. We took steps to make the most of mixed conditions in the bond markets. For example, we focused on corporate bonds from select industries. We favored fundamentally solid though undervalued corporate sectors. Careful credit research played a critical role in enabling us to identify attractive issues in areas such as utilities, oil and gas, and cable and media. Utility bonds, for instance, benefited from a combination of technical factors, including low levels of bond issuance and expanded debt repurchase programs, which tipped the supply/demand balance toward higher bond prices. The sector's fundamentals also were attractive, thanks to merger activity that improved the operating and financial strength of formerly separate entities. We invested in utility bonds that offered favorable price and yield characteristics, namely those with a 15-year maturity structure. These holdings contributed positively to the Series' performance, as did energy investments. Severe winter weather across the country significantly increased oil prices, providing a windfall for the energy industry and price gains for the Series' holdings of Oryx Energy, Mitchell Energy, Pemex and Transgas.

The cable/media sector, meanwhile, experienced setbacks. During the first half of the year, Moody's--an independent bond rating agency--downgraded the credit quality of Tele-Communications, Inc. to below investment grade. (Bonds rated BBB and above are considered "investment grade.") This event raised concerns about the industry's financial condition as a whole, taking a toll on the Series' cable bond holdings. However, many companies, including Tele-Communications, have begun programs to improve their financial position by reducing their debt loads. We remain invested in cable bonds, believing that industry fundamentals are essentially sound and that bond prices should recover.

Nearly 6.9% of the Series' assets were invested in the Canadian bond market. Canada's lower inflation rates and moderate economic growth, compared to that of the United States, enabled Canadian bonds to outperform their U.S. counterparts. Further, the postponement of Quebec's Separatist referendum to 1998 improved investor sentiment and attracted foreign investors, further buoying the market.

The Series' approach to duration worked both for and against it during the year. Duration is measured in years, and is a more precise gauge than maturity of a bond's sensitivity to interest rate changes. Essentially, the longer a bond's duration, the more its price reacts to changes in interest rates--rising when interest rates fall and declining when interest rates rise. The portfolio's average duration at the beginning of the period was relatively long--about six years--which boosted the Series' current yield but hampered its price performance when interest rates were rising. As market conditions improved, however, the Series' longer duration enhanced its performance by capturing price gains and offsetting losses sustained earlier in 1996.

During 1996, we selectively invested in lower-grade bonds. Given the strength of the economy, taking a measure of credit risk was amply rewarded with higher yields and additional price gains relative to higher-grade issues. Nevertheless, the overall quality of the portfolio remains high at A.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Going forward, we believe the ingredients that foster positive bond market performance--moderate economic growth, low inflation, and stable interest rates--will remain in place. As always, thorough credit research continues to be instrumental in helping us sort through opportunities in the bond markets. And, we will closely monitor the investment landscape to help gauge the direction of interest rates over the short term and adjust portfolio strategy to take advantage of market changes.

    [A CHART APPEARS HERE COMPARING A $10,000 INVESTMENT

             IN THE SERIES COMPARED TO AN INDEX]





                                     Lehman

                 Bond Income      Intermediate       Cost of

                   Series          Gov't/Corp.       Living


12/31/86            10000            10000            10000

1987                10143            10366            10443

1988                10992            11057            10905

1989                12343            12469            11412

1990                13341            13612            12109

1991                15737            15602            12480

1992                17025            16721            12842

1993                19171            18191            13195

1994                18527            17840            13548

1995                22454            20575            13891

1996                23489            21408            14353




FUND FACTS

GOAL: A high level of current income consistent with the protection of capital and moderate investment risk.

START DATE: August 26, 1983

SIZE: $180 million as of December 31, 1996

MANAGER: Cathy Bunting has managed the Series since 1989. She has also acted as portfolio manager of New England Bond Income Fund since 1989. She joined Back Bay Advisors in April 1987.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS AND NOTES--91.9% OF TOTAL NET ASSETS

   FACE
  AMOUNT                                                 VALUE (A)
             BROADCASTING--5.5%
$ 2,050,000  Cablevision Industrial Corp.,
              9.250%, 4/01/08  . . . . . . . . . . .    $  2,190,938
  4,520,000  Continental Cablevision, Inc.,
              11.000%, 6/01/07 . . . . . . . . . . .       5,149,772
  2,300,000  Continental Cablevision, Inc.,
              9.500%, 8/01/13  . . . . . . . . . . .       2,641,665
                                                        ------------
                                                           9,982,375
                                                        ------------
             FEDERAL AGENCIES--10.2%
     42,105  Federal Home Loan Bank,
              9.000%, 5/01/01  . . . . . . . . . . .          43,816
     16,084  Federal Home Loan Bank,
              9.000%, 9/01/01  . . . . . . . . . . .          16,737
  1,500,000  Federal National Mortgage Association,
              7.850%, 9/10/04  . . . . . . . . . . .       1,521,375
  7,948,949  Government National Mortgage
              Association, 7.000% with various
              maturities to 2025 . . . . . . . . . .       7,777,570
  6,552,031  Government National Mortgage
              Association, 7.500% with various
              maturities to 2025 . . . . . . . . . .       6,558,190
  2,013,581  Government National Mortgage
              Association, 8.5000% with various
              maturities to 2022 . . . . . . . . . .       2,087,197
    242,199  Government National Mortgage
              Association, 9.000%, 10/15/16  . . . .         255,217
                                                        ------------
                                                          18,260,102
                                                        ------------
             FINANCIAL--9.9%
  2,500,000  American General Financing,
              8.450%, 10/15/09 . . . . . . . . . . .       2,795,625
  5,160,000  Associates Corporation of North America,
              8.550%, 7/15/09  . . . . . . . . . . .       5,819,706
  3,000,000  Intermediate American Development Bank,
              6.950%, 8/01/26  . . . . . . . . . . .       3,101,340
  1,800,000  Pitney Bowes Credit Corp.,
              8.550%, 9/15/09  . . . . . . . . . . .       2,049,786
  3,750,000  Toronto Dominion Bank,
              7.875%, 8/15/04  . . . . . . . . . . .       3,873,300
                                                        ------------
                                                          17,639,757
                                                        ------------
             FOREIGN--6.9%
  4,500,000  British Columbia Province,
              7.750%, 6/16/03(c) . . . . . . . . . .       3,567,301
  6,500,000  Government of Canada,
              8.000%, 6/01/23(c) . . . . . . . . . .       5,276,236
 15,000,000  Ontario Hydro,
              Zero Coupon, 11/27/20(c) . . . . . . .       1,818,447





   FACE
  AMOUNT                                                 VALUE (A)
$16,050,000  Ontario Hydro,
              Zero Coupon, 8/06/21(c)  . . . . . . .    $  1,846,108
                                                        ------------
                                                          12,508,092
                                                        ------------
             LEISURE--2.7%
  4,500,000  Time Warner, Inc.
              9.150%, 2/01/23  . . . . . . . . . . .       4,889,700
                                                        ------------
             OIL AND GAS--2.7%
  2,400,000  Gulf Canada Resources, Ltd.,
              9.000%, 8/15/99  . . . . . . . . . . .       2,526,000
  2,250,000  Mitchell Energy & Development Corp.,
              9.250%, 1/15/02  . . . . . . . . . . .       2,430,743
                                                        ------------
                                                           4,956,743
                                                        ------------
             PUBLISHING--2.6%
  2,150,000  Golden Books Publishing, Inc.,
              7.650%, 9/15/02  . . . . . . . . . . .       1,945,750
  1,500,000  News America Holdings, Inc.,
              7.750%, 2/01/24  . . . . . . . . . . .       1,434,705
  1,300,000  News America Holdings, Inc.,
              8.250%, 8/10/18  . . . . . . . . . . .       1,327,599
                                                        ------------
                                                           4,708,054
                                                        ------------
             TELECOMMUNICATIONS--11.5%
  2,600,000  360 Communications,
              7.125%, 3/01/03  . . . . . . . . . . .       2,567,318
  7,300,000  AT&T Corp.,
              8.350%, 1/15/25  . . . . . . . . . . .       7,702,303
  3,000,000  Bellsouth Telecomm, Inc.,
              5.850%, 11/15/45 . . . . . . . . . . .       2,964,180
  2,935,000  Tele-Communications, Inc.,
              9.250%, 1/15/03  . . . . . . . . . . .       2,920,530
  1,500,000  Tele-Communications, Inc.,
              9.800%, 2/01/12  . . . . . . . . . . .       1,622,385
  3,000,000  Total Access Communication,
              8.375%, 11/04/06 . . . . . . . . . . .       3,018,330
                                                        ------------
                                                          20,795,046
                                                        ------------
             U.S. GOVERNMENT--14.9%
 10,000,000  U.S. Treasury Notes,
              5.750%, 8/15/03  . . . . . . . . . . .       9,705,201
  1,500,000  U.S. Treasury Notes,
              6.375%, 7/15/99  . . . . . . . . . . .       1,515,105
  2,500,000  U.S. Treasury Notes,
              6.500%, 8/15/05  . . . . . . . . . . .       2,516,125
  6,500,000  U.S. Treasury Notes,
              6.875%, 7/30/99  . . . . . . . . . . .       6,635,200
  3,500,000  U.S. Treasury Notes,
              8.000%, 5/15/01  . . . . . . . . . . .       3,741,640
  2,500,000  U.S. Treasury Notes,
              8.500%, 11/15/00 . . . . . . . . . . .       2,701,950
                                                        ------------
                                                          26,815,221
                                                        ------------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS AND NOTES--(CONTINUED)

   FACE
  AMOUNT                                            VALUE (A)
             UTILITIES--(DIVERSIFIED)--8.5%
$ 5,000,000  Long Island Lighting Co.,
              9.000%, 11/01/22  . . . . . . . .    $  5,296,900
    625,000  New York State Electric & Gas Co.,
              9.875%, 2/01/20 . . . . . . . . .         626,681
  4,250,000  New York State Electric & Gas Co.,
              8.875%, 11/01/21  . . . . . . . .       4,485,832
  5,000,000  Tennessee Valley Authority,
              6.125%, 7/15/03 . . . . . . . . .       4,862,700
                                                   ------------
                                                     15,272,113
                                                   ------------
             UTILITIES--(ELECTRIC)--7.8%
  6,700,000  Arizona Public Service Co.,
              8.000%, 12/30/15  . . . . . . . .       6,879,359
  3,000,000  New Mexico Public Service Corp.,
              10.250%, 10/01/12 . . . . . . . .       3,371,250
  1,000,000  Ohio Edison Corp.,
              8.680%, 6/01/17 . . . . . . . . .         992,030
  1,700,000  Texas Utilities Electric Co.,
              8.875%, 2/01/22 . . . . . . . . .       1,832,549
  1,100,000  Toledo Edison Co.,
              7.875%, 8/01/04 . . . . . . . . .       1,089,748
                                                   ------------
                                                     14,164,936
                                                   ------------
             YANKEE--8.7%
    900,000  British Columbia Hydro & Power,
              12.500%, 9/01/13  . . . . . . . .       1,020,600
  1,000,000  British Columbia Hydro & Power,
              12.500%, 1/15/14  . . . . . . . .       1,152,720
  2,000,000  Hydro Quebec,
              8.050%, 7/07/24 . . . . . . . . .       2,196,380
  5,400,000  Petroleos Mexicanos,
              8.625%, 12/01/23  . . . . . . . .       4,428,000
  2,000,000  Province of Quebec,
              8.625%, 12/01/26  . . . . . . . .       2,234,540
  1,700,000  Republic of Colombia,
              8.660%, 10/07/16  . . . . . . . .       1,801,352
  2,700,000  Transgas de Occidente SA,
              9.790%, 11/01/10  . . . . . . . .       2,862,000
                                                   ------------
                                                     15,695,592
                                                   ------------
             Total Bonds and Notes
              (Identified Cost $164,803,203)  .     165,687,731
                                                   ------------



 SHORT-TERM INVESTMENT--6.3%

   FACE
  AMOUNT                                            VALUE (A)
             COMMERCIAL PAPER---6.3%
$11,320,000  Household Finance Corp.
              6.250%, 1/02/97 . . . . . . . . .    $ 11,318,035
                                                   ------------
             Total Short-Term Investment
              (Identified Cost $11,318,035) . .      11,318,035
                                                   ------------
             Total Investments--98.2%
              (Identified Cost
              $176,121,238)(b)  . . . . . . . .     177,005,766
             Other assets less liabilities(e) .       3,353,190
                                                   ------------
             TOTAL NET ASSETS--100% . . . . . .    $180,358,956
                                                   ============



(a) See Note 1A.

(b) Federal Tax Information:
    At December 31, 1996 the net unrealized appreciation on investments based on cost of $176,234,143 for federal income tax purposed was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $ 2,646,350
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (1,874,727)
                                                      -----------
      Net unrealized appreciation  . . . . . . . .    $   771,623
                                                      ===========




(c) Denominated in Canadian dollars.

(d) Including deposits in foreign denominated currency with a value of $274 and a cost of $275.
                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . . .               $177,005,766
 Cash  . . . . . . . . . . . . . . . . . .                      3,991
 Foreign cash at value (Cost $275) . . . .                        274
 Receivable for:
  Fund shares sold . . . . . . . . . . . .                    331,818
  Accrued interest . . . . . . . . . . . .                  3,304,914
                                                         ------------
                                                          180,646,763
LIABILITIES
 Payable for:
  Fund shares redeemed . . . . . . . . . .   $155,160
  Miscellaneous  . . . . . . . . . . . . .     27,647
 Accrued expenses:
  Management fees  . . . . . . . . . . . .     60,640
  Deferred trustees' fees  . . . . . . . .     36,363
  Other expenses . . . . . . . . . . . . .      7,997
                                             --------
                                                              287,807
                                                         ------------
                                                         $180,358,956
                                                         ============
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . . .               $178,899,513
  Undistributed net investment income  . .                    146,994
  Accumulated net realized gains . . . . .                    428,101
  Unrealized appreciation on investments
   and foreign currency  . . . . . . . . .                    884,348
                                                         ------------
NET ASSETS . . . . . . . . . . . . . . . .               $180,358,956
                                                         ============
Computation of offering price:
Net asset value and redemption price per
 share ($180,358,956 divided by 1,707,523
 shares of beneficial interest)  . . . . .               $     105.63
                                                         ============
Identified cost of investments . . . . . .               $176,121,238
                                                         ============



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Interest . . . . . . . . . . . . . . .                  $13,045,963
                                                         -----------
                                                          13,045,963
EXPENSES
 Management fees  . . . . . . . . . . .   $   672,348
 Trustees' fees and expenses  . . . . .        27,049
 Custodian  . . . . . . . . . . . . . .        75,732
 Audit and tax services . . . . . . . .        17,000
 Legal  . . . . . . . . . . . . . . . .        11,564
 Printing . . . . . . . . . . . . . . .        66,987
 Miscellaneous  . . . . . . . . . . . .         6,125
                                          -----------
   Total expenses . . . . . . . . . . .                      876,805
                                                         -----------
NET INVESTMENT INCOME . . . . . . . . .                   12,169,158
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
 Realized gain on:
  Investments--net  . . . . . . . . . .     1,392,369
  Foreign currency transactions--net  .        42,011
                                          -----------
  Net realized gain on investments and
   foreign currency transactions  . . .     1,434,380
                                          -----------
 Unrealized appreciation (depreciation)
  on:
  Investments--net  . . . . . . . . . .    (5,669,661)
  Foreign currency transactions--net  .           280
                                          -----------
  Net unrealized depreciation on
   investments and foreign currency
   transactions . . . . . . . . . . . .    (5,669,381)
                                          -----------
Net loss on investment transactions . .                   (4,235,001)
                                                         -----------
NET INCREASE IN NET ASSETS FROM
 OPERATIONS . . . . . . . . . . . . . .                  $ 7,934,157
                                                         ===========



                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS BOND INCOME SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                  YEAR ENDED      YEAR ENDED
                                                 DECEMBER 31,    DECEMBER 31,
                                                     1995            1996
                                                 -------------  ---------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . .   $ 10,335,393    $ 12,169,158
 Net realized gain on investments and foreign
  currency transactions  . . . . . . . . . . .      1,559,812       1,434,380
 Unrealized appreciation (depreciation) on
  investments and foreign currency
  transactions . . . . . . . . . . . . . . . .     15,392,179      (5,669,381)
                                                 ------------    ------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . .     27,287,384       7,934,157
                                                 ------------    ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . .     (9,888,438)    (12,191,823)
 Net realized gain on investments  . . . . . .              0        (496,515)
                                                 ------------    ------------
                                                   (9,888,438)    (12,688,338)
                                                 ------------    ------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . .     46,886,957      53,162,089
 Net asset value of shares issued in
  connection with the reinvestment of:
  Distributions from net investment income . .      9,888,437      12,191,823
  Distributions from net realized gain . . . .              0         496,515
                                                 ------------    ------------
                                                   56,775,394      65,850,427
 Cost of shares redeemed . . . . . . . . . . .    (37,696,007)    (43,449,240)
                                                 ------------    ------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . .     19,079,387      22,401,187
                                                 ------------    ------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . .     36,478,333      17,647,006
NET ASSETS
 Beginning of the year . . . . . . . . . . . .    126,233,617     162,711,950
                                                 ------------    ------------
 End of the year . . . . . . . . . . . . . . .   $162,711,950    $180,358,956
                                                 ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . .   $          0    $     53,292
                                                 ============    ============
 End of the year . . . . . . . . . . . . . . .   $     53,292    $    146,994
                                                 ============    ============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . .        440,564         491,882
 Issued in connection with the reinvestment of:
  Distributions from net investment income . .         91,832         114,880
  Distributions from net realized gain . . . .              0           4,700
                                                 ------------    ------------
                                                      532,396         611,462
 Redeemed  . . . . . . . . . . . . . . . . . .       (356,518)       (401,180)
                                                 ------------    ------------
 Net change  . . . . . . . . . . . . . . . . .        175,878         210,282
                                                 ============    ============




 FINANCIAL HIGHLIGHTS
                                       YEAR ENDED DECEMBER 31,
                         ---------------------------------------------------
                          1992       1993       1994       1995        1996
                         --------  ---------  ---------  ---------  -----------
Net Asset Value,
 Beginning of Year . .   $103.44   $ 103.47   $ 106.14   $  95.53    $ 108.67
                         -------   --------   --------   --------    --------
Income From Investment
 Operations
 Net Investment
  Income . . . . . . .      7.96       5.70       7.05       7.34        7.72
 Net Realized and
  Unrealized Gain
  (Loss) on
  Investments  . . . .      0.51       7.38     (10.61)     12.85       (2.70)
                         -------   --------   --------   --------    --------
 Total From Investment
  Operations . . . . .      8.47      13.08      (3.56)     20.19        5.02
                         -------   --------   --------   --------    --------
Less Distributions
 Dividends From Net
  Investment Income  .     (6.87)     (6.20)     (7.05)     (7.05)      (7.74)
 Distributions in
  Excess of Net
  Investment Income  .      0.00      (0.05)      0.00       0.00        0.00
 Distributions From Net
  Realized Capital
  Gains. . . . . . . .     (1.57)     (4.16)      0.00       0.00       (0.32)
                         -------   --------   --------   --------    --------
 Total Distributions .     (8.44)    (10.41)     (7.05)     (7.05)      (8.06)
                         -------   --------   --------   --------    --------
Net Asset Value, End of
 Year. . . . . . . . .   $103.47   $ 106.14   $  95.53   $ 108.67    $ 105.63
                         =======   ========   ========   ========    ========
TOTAL RETURN (%) . . .      8.18      12.61      (3.36)     21.20        4.61
Ratio of Operating
 Expenses to Average
 Net Assets (%)  . . .      0.44       0.43       0.44       0.55        0.52
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . .      7.70       6.47       6.75       7.22        7.22
Portfolio Turnover
 Rate (%)  . . . . . .        71        177         82         73          98
Net Assets, End of
 Year (000)  . . . . .   $83,057   $131,242   $126,234   $162,712    $180,359



  As of January 1, 1993, the Bond Income Series discontinued the use of equalization accounting.
                See accompanying notes to financial statements.

SALOMON BROTHERS U.S. GOVERNMENT SECURITIES
PORTFOLIO MANAGERS: STEVEN GUTERMAN AND ROGER LAVAN
SALOMON BROTHERS ASSET MANAGEMENT INC

[PHOTOS OF STEVEN GUTERMAN & ROGER LAVAN]




Q. HOW DID THE SERIES PERFORM IN 1996?

A. For the year ended December 31, 1996, the Series posted a 3.31% return versus a 4.06% return for the Lehman Intermediate Government Index/5/. In general, the performance of the U.S. government bond market and the Salomon Brothers U.S. Government Securities Series was hindered by the dramatic rise in interest rates during the first half of 1996. Although a rally occurred in the fourth quarter as inflation remained in check while economic indicators signaled moderate growth, it was not enough to overcome the dramatic rise in rates during the first half of 1996.

Q. HOW DID YOU MANAGE THE SERIES IN 1996?

A. For most of the year, the Series maintained a neutral duration strategy in anticipation of higher yields. This defensive strategy posture was taken in response to reports of stronger economic growth (e.g. strong job growth and increases in consumption and housing activity). Market participants also focused on stronger than expected rises in average hourly earnings which led to concerns that inflationary pressures could develop and influence the Federal Reserve to hike short term rates.

The Series also had an overweight allocation to the mortgage pass-through sector versus its benchmark. Mortgage pass-through securities performed strongly in 1996 as higher interest rates reduced the incentive for homeowners to refinance their mortgages.

During the fourth quarter, the Series extended its duration to about 4.25 years as inflation threats subsided and it became clear that Federal Reserve policy was on hold. At year-end, the Series' assets were allocated as follows: U.S. Treasuries 30%, U.S. Agency debentures 7%, mortgage pass-throughs 62% and short-term investments 1%.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. Bonds are likely to experience volatility early in 1997 as investors sort out the implications of stronger growth. We do not expect Fed action in the first several months of 1997. Given our optimistic view of inflation, we believe interest rates will move modestly lower during the year.

  [A CHART APPEARS HERE COMPARING A $10,000

  INVESTMENT IN THE SERIES VERSUS AN INDEX]





                 US Gov't    Lehman Intermediate

                  Series         Government


10/31/94          10000             10000

1994              10060              9989

1995              11571             11430

1996              11955             11894




FUND FACTS

GOAL: A high level of current income consistent with the preservation of capital and maintenance of liquidity.

START DATE: October 31, 1994

SIZE: $13 million as of December 31, 1996

MANAGERS: Steven Guterman and Roger Lavan have managed the Series since its inception in October of 1994. Mr. Guterman and Mr. Lavan have also managed the Salomon Brothers Investment Series--U.S. Government Income Fund since March 1995 and the North American U.S. Government Securities Fund since January 1992. They both joined Salomon Brothers Asset Management Inc in 1990.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 BONDS & NOTES--92.7% OF TOTAL NET ASSETS

   FACE
  AMOUNT                                               VALUE (A)
            FEDERAL AGENCY--71.6%
$  250,000  Federal Home Loan Banks
             6.490%, 9/08/97  . . . . . . . . . . .    $  251,377
   300,000  Federal Home Loan Banks
             5.940%, 6/13/00  . . . . . . . . . . .       297,231
    22,355  Federal Home Loan Mortgage
             6.000%, 10/01/10 . . . . . . . . . . .        21,537
   412,932  Federal Home Loan Mortgage
             7.000%, 7/01/11  . . . . . . . . . . .       413,060
    72,265  Federal Home Loan Mortgage
             11.750%, 1/01/12 . . . . . . . . . . .        81,795
    46,446  Federal Home Loan Mortgage
             11.750%, 12/01/13  . . . . . . . . . .        52,571
   447,285  Federal Home Loan Mortgage
             8.250%, 4/01/17  . . . . . . . . . . .       465,176
 1,000,000  Federal Home Loan Mortgage
             6.500%, 1/01/99  . . . . . . . . . . .       955,930
 1,835,342  Federal National Mortgage Association
             6.500%, 12/01/10 . . . . . . . . . . .     1,802,654
    40,089  Federal National Mortgage Association
             14.500%, 11/01/14  . . . . . . . . . .        49,447
    19,584  Federal National Mortgage Association
             12.500%, 8/01/15 . . . . . . . . . . .        22,870
    92,292  Federal National Mortgage Association
             12.500%, 9/01/15 . . . . . . . . . . .       108,184
    93,718  Federal National Mortgage Association
             13.000%, 11/01/15  . . . . . . . . . .       110,675
    48,599  Federal National Mortgage Association
             12.000%, 1/01/16 . . . . . . . . . . .        56,177
    30,326  Federal National Mortgage Association
             11.500%, 9/01/19 . . . . . . . . . . .        34,486
    99,536  Federal National Mortgage Association
             11.500%, 2/01/20 . . . . . . . . . . .       112,601
   440,611  Federal National Mortgage Association
             6.500%, 3/01/26  . . . . . . . . . . .       420,783
   450,000  Federal National Mortgage Association
             Pool TBA 7.000%, 12/01/2099  . . . . .       440,014
   291,904  Government National Mortgage Association
             TBA 9.000%, 12/15/16 . . . . . . . . .       309,555
    28,366  Government National Mortgage Association
             TBA 7.000%, 4/15/24  . . . . . . . . .        27,755
    38,430  Government National Mortgage Association
             TBA 7.000%, 3/15/26  . . . . . . . . .        37,601
 2,104,732  Government National Mortgage Association
             TBA 7.000%, 5/15/26  . . . . . . . . .     2,059,357
   350,000  Government National Mortgage Association
             TBA 7.000%, 12/15/2099 . . . . . . . .       341,908
   300,000  Student Loan Marketing Association
             7.500%, 3/08/00  . . . . . . . . . . .       311,157
                                                       ----------
                                                        8,783,901
                                                       ----------





   FACE
  AMOUNT                                            VALUE (A)
            U.S. TREASURY--21.1%
$  500,000  U.S. Treasury Notes 6.125%, 5/31/97    $   501,510
 1,000,000  U.S. Treasury Notes
             5.750%, 12/31/98 . . . . . . . . .        997,750
   500,000  U.S. Treasury Notes 5.625%, 2/28/01        490,275
   200,000  U.S. Treasury Notes 6.500%, 5/31/01        202,348
   270,000  U.S. Treasury Notes 6.625%, 7/31/01        274,388
   100,000  U.S. Treasury Notes 6.875%, 5/15/06        103,085
   100,000  U.S. Treasury Notes 7.000%, 7/15/06        103,940
 1,260,000  U.S. Treasury Notes
             6.500%, 10/15/06 . . . . . . . . .      1,267,081
                                                   -----------
                                                     3,940,377
                                                   -----------
            Total Bonds & Notes
             (Identified Cost $12,744,814)  . .     12,724,278
                                                   ===========



 SHORT-TERM INVESTMENT--23.2%

 3,120,000  Repurchase Agreement with Merrill Lynch
             dated 12/31/96 at 6.500% to be
             repurchased at $3,121,127 on 1/02/97
             collateralized by $2,490,000 U.S.
             Treasury Bonds 8.875% due 2/15/19 with
             a value of $3,184,088  . . . . . . . .      3,120,000
                                                       -----------
            Total Short-Term Investment
             (Identified Cost $3,120,000) . . . . .      3,120,000
                                                       -----------
            Total Investments--115.9%
             (Identified Cost $15,864,814)(b) . . .     15,844,278
            Liabilities . . . . . . . . . . . . . .     (2,633,614)
                                                       -----------
            TOTAL NET ASSETS--100%  . . . . . . . .    $13,210,664
                                                       ===========



(a) See Note 1a.

(b) Federal Tax Information: At December 31, 1996 the net unrealized depreciation on investments based on cost of $15,866,361 for federal income tax purposes was as follows:

      Aggregate gross unrealized appreciation for
       all investments in which there is an excess
       of value over tax cost  . . . . . . . . . .    $ 45,984
      Aggregate gross unrealized depreciation for
       all investments in which there is an excess
       of tax cost over value  . . . . . . . . . .     (68,067)
                                                      --------
      Net unrealized depreciation  . . . . . . . .    $(22,083)
                                                      ========




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value  . . . . . . . . .                $15,844,278
 Cash  . . . . . . . . . . . . . . . . .                        796
 Receivable for:
  Fund shares sold . . . . . . . . . . .                     65,804
  Accrued interest . . . . . . . . . . .                    101,198
  Due from advisor . . . . . . . . . . .                      6,102
 Unamortized organization  . . . . . . .                      5,694
                                                        -----------
                                                         16,023,872
LIABILITIES
 Payable for:
  Securities purchased . . . . . . . . .   $2,757,054
  Fund shares redeemed . . . . . . . . .       28,921
 Accrued expenses:
  Management fees  . . . . . . . . . . .        2,465
  Deferred trustees' fees  . . . . . . .          267
  Other expenses . . . . . . . . . . . .       24,501
                                           ----------
                                                          2,813,208
                                                        -----------
                                                        $13,210,664
                                                        ===========
NET ASSETS
 Net Assets consist of:
  Capital paid in  . . . . . . . . . . .                $13,203,810
  Undistributed net investment income  .                      6,776
  Accumulated net realized gains . . . .                     20,614
  Unrealized depreciation on
   investments . . . . . . . . . . . . .                    (20,536)
                                                        -----------
NET ASSETS . . . . . . . . . . . . . . .                $13,210,664
                                                        ===========
Computation of offering price:
Net asset value and redemption price per
 share ($13,210,664 divided by 1,219,959
 shares of beneficial interest)  . . . .                $     10.83
                                                        ===========
Identified cost of investments . . . . .                $15,864,814
                                                        ===========



 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Interest  . . . . . . . . . . . . . . . .               $ 740,123
                                                         ---------
                                                           740,123
EXPENSES
 Management fees . . . . . . . . . . . . .   $ 59,626
 Trustees' fees and expenses . . . . . . .     10,057
 Custodian . . . . . . . . . . . . . . . .     44,258
 Audit and tax services  . . . . . . . . .     13,000
 Legal . . . . . . . . . . . . . . . . . .     11,495
 Printing  . . . . . . . . . . . . . . . .      2,423
 Amortization of organization expenses . .      2,013
 Miscellaneous . . . . . . . . . . . . . .      5,424
                                             --------
   Total expenses  . . . . . . . . . . . .    148,296
   Less expenses assumed by the investment
    adviser  . . . . . . . . . . . . . . .    (72,404)      75,892
                                             --------    ---------
NET INVESTMENT INCOME  . . . . . . . . . .                 664,231
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Realized gain on:
  Investments--net . . . . . . . . . . . .                   1,275
 Unrealized depreciation on:
  Investments--net . . . . . . . . . . . .                (214,900)
                                                         ---------
Net loss on investment transactions  . . .                (213,625)
                                                         ---------
NET INCREASE IN NET ASSETS FROM OPERATIONS               $ 450,606
                                                         =========




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(SALOMON BROTHERS U.S. GOVERNMENT SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                    YEAR ENDED     YEAR ENDED
                                                   DECEMBER 31,   DECEMBER 31,
                                                       1995           1996
                                                   ------------  --------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . . . .   $   214,389    $   664,231
 Net realized gain on investments  . . . . . . .        71,273          1,275
 Unrealized appreciation (depreciation) on
  investments. . . . . . . . . . . . . . . . . .       195,460       (214,900)
                                                   -----------    -----------
 INCREASE IN NET ASSETS FROM OPERATIONS  . . . .       481,122        450,606
                                                   -----------    -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . . . .      (214,389)      (639,626)
 In excess of net investment income  . . . . . .        (1,001)             0
 Net realized gain on investments  . . . . . . .       (50,946)       (16,259)
                                                   -----------    -----------
                                                      (266,336)      (655,885)
                                                   -----------    -----------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . . . .     7,348,256      9,363,646
 Net asset value of shares issued in connection
  with the reinvestment of:
  Distributions from net investment income . . .       215,390        639,626
  Distributions from net realized gain . . . . .        50,946         16,259
                                                   -----------    -----------
                                                     7,614,592     10,019,531
 Cost of shares redeemed . . . . . . . . . . . .    (2,299,033)    (4,145,624)
                                                   -----------    -----------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . . . .     5,315,559      5,873,907
                                                   -----------    -----------
 TOTAL INCREASE IN NET ASSETS  . . . . . . . . .     5,530,345      5,668,628
NET ASSETS
 Beginning of the year . . . . . . . . . . . . .     2,011,691      7,542,036
                                                   -----------    -----------
 End of the year . . . . . . . . . . . . . . . .   $ 7,542,036    $13,210,664
                                                   ===========    ===========
UNDISTRIBUTED NET INVESTMENT INCOME
 Beginning of the year . . . . . . . . . . . . .   $         0    $       735
                                                   ===========    ===========
 End of the year . . . . . . . . . . . . . . . .   $       735    $     6,776
                                                   ===========    ===========
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . . . .       671,863        852,094
 Issued in connection with the reinvestment of:
  Distributions from net investment income . . .        19,652         58,698
  Distributions from net realized gain . . . . .         4,648              0
                                                   -----------    -----------
                                                       696,163        910,792
Redeemed . . . . . . . . . . . . . . . . . . . .      (214,709)      (374,295)
                                                   -----------    -----------
Net change . . . . . . . . . . . . . . . . . . .       481,454        536,497
                                                   ===========    ===========




 FINANCIAL HIGHLIGHTS
                             OCTOBER 31, 1994 (A)
                                   THROUGH          YEAR ENDED     YEAR ENDED
                                 DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                     1994              1995           1996
                             --------------------  ------------  --------------
Net Asset Value, Beginning
 of Period . . . . . . . .        $10.00             $ 9.96         $ 11.04
                                  ------             ------         -------
Income From Investment
 Operations
 Net Investment Income . .          0.10               0.33            0.58
 Net Realized and
  Unrealized Gain (Loss) on
  Investments. . . . . . .         (0.04)              1.16           (0.21)
                                  ------             ------         -------
 Total From Investment
  Operations . . . . . . .          0.06               1.49            0.37
                                  ------             ------         -------
Less Distributions
 Dividends From Net
  Investment Income  . . .         (0.10)             (0.33)          (0.56)
 Distributions From Net
  Realized Capital Gains .          0.00              (0.08)          (0.02)
                                  ------             ------         -------
 Total Distributions . . .         (0.10)             (0.41)          (0.58)
                                  ------             ------         -------
Net Asset Value, End of
 Period. . . . . . . . . .        $ 9.96             $11.04         $ 10.83
                                  ======             ======         =======
TOTAL RETURN (%) . . . . .          0.60(c)           15.02            3.31
Ratio of Operating Expenses
 to Average Net Assets (%)          0.70(b)            0.70            0.70
Ratio of Net Investment
 Income to Average Net
 Assets (%)  . . . . . . .          5.70(b)            5.62            6.13
Portfolio Turnover
 Rate (%)  . . . . . . . .         1,409(b)             415             388
Net Assets, End of
 Period (000)  . . . . . .        $2,012             $7,542         $13,211
The ratios of expenses to
 average net assets without
 giving effect to the
 voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%)  . . . . . . . .          2.54(b)            2.90            1.37



(a) Commencement of operations.
(b) Computed on an annualized basis.
(c) Not computed on an annualized basis.
                See accompanying notes to financial statements.

BACK BAY ADVISORS MONEY MARKET SERIES*
PORTFOLIO MANAGER: JOHN DONOVAN
BACK BAY ADVISORS, L.P.


[PHOTO OF JOHN DONOVAN]





Q. HOW DID BACK BAY ADVISORS MONEY MARKET SERIES PERFORM DURING 1996?

A. The Series continued to provide shareholders a stable cash reserve, maintaining a constant share price of $100 while delivering competitive money market yields. As was the case in the first half of the year, short-term interest rates remained volatile as the markets debated the strength of the economy and the outlook for inflation. Although short rates ended the year moderately below their early July highs, the Series' dividend distributions remained fairly stable throughout the period. For the fiscal year ended December 31, 1996, the Money Market Series had a total return of 5.11%. This compares favorably to the Lipper Variable Money Market Fund average of 4.97%

Q. HOW DID YOU MANAGE THE SERIES DURING THE PERIOD?

A. Although interest rates were volatile during the period, the actual indicator of the direction of short-term interest rates--the overnight Federal Funds level--remained unchanged. In this environment, we attempted to extend the average days to maturity of the portfolio when interest rates rose and, conversely, to shorten that figure when rates reversed their direction.

Q. WHAT IS YOUR INVESTMENT OUTLOOK FOR THE MONTHS AHEAD?

A. After a weak third quarter, Gross Domestic Product appears to have rebounded significantly in the last three months of the year. Despite few signs of rising inflation, fixed income investors continue to be concerned from time to time about the economy overheating. At this juncture, however, we do not foresee a significant sustained rise in short-term rates, and thus our recent investment strategy remains in place.


FUND FACTS

GOAL: The highest possible level of current income consistent with the preservation of capital.

START DATE: August 1, 1983

SIZE: $116 million as of December 31, 1996

MANAGER: John Donovan has served as portfolio manager since 1995. Mr. Donovan joined Back Bay
Advisors in 1992.



This information represents past performance and is not indicative of future results. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

* Money Market Funds are not insured or guaranteed by the U.S. Government. There can be no assurance that the Series will maintain a stable net asset value of $100.00 per share.

Performance numbers are net of all Series expenses but do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns shown would be lower.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996


 INVESTMENTS--98.8% OF TOTAL NET ASSETS

   FACE                                       INTEREST  MATURITY
  VALUE     DESCRIPTION                         RATE      DATE      VALUE (A)
            CERTIFICATES OF DEPOSIT--11.1%
$2,000,000  Sumitomo Bank, Ltd. . . . . . .   5.647%    01/13/97   $ 1,999,913
 2,000,000  Societe Generale New York . . .   5.450%    02/10/97     1,999,996
 3,000,000  Sumitomo Bank, Ltd. . . . . . .   5.580%    02/10/97     2,999,415
 1,000,000  National Westminster Bank . . .   5.420%    02/24/97     1,000,028
 1,000,000  Societe Generale New York . . .   5.650%    04/01/97       999,746
 2,000,000  Morgan Guaranty Trust Co. . . .   5.900%    09/30/97     2,002,754
 2,000,000  Deutsche Bank Finance, Inc. . .   5.690%    10/28/97     2,002,547
                                                                   -----------
            Total Certificates of Deposit
             ($13,004,399). . . . . . . . .                         13,004,399
                                                                   -----------
            CERTIFICATE OF DEPOSIT--EURO
             DOLLAR--0.9%
 1,000,000  Toronto Dominion Bank . . . . .   5.170%    01/17/97     1,000,039
                                                                   -----------
            Total Certificate of
             Deposit--Euro Dollar
             ($1,000,039) . . . . . . . . .                          1,000,039
                                                                   -----------
            COMMERCIAL PAPER--86.8%
            AUTOMOTIVE--8.2%
 1,280,000  General Motors Acceptance Corp.   5.340%    01/17/97     1,276,962
 2,500,000  Ford Motor Credit Corp. . . . .   5.310%    01/27/97     2,490,413
   720,000  Ford Motor Credit Corp. . . . .   5.320%    01/30/97       716,914
 3,345,000  General Motors Acceptance Corp.   5.470%    02/27/97     3,316,030
   535,000  Ford Motor Credit Corp. . . . .   5.330%    05/07/97       525,020
 1,295,000  Ford Motor Credit Corp. . . . .   5.260%    08/14/97     1,252,427
                                                                   -----------
                                                                     9,577,766
                                                                   -----------
            BANKING--15.6%
 2,000,000  Banque National de Paris  . . .   5.450%    01/09/97     1,997,578
 1,500,000  Societe Gereral North America .   5.450%    01/22/97     1,495,231
 3,035,000  Commerzbank U.S. Finance  . . .   5.300%    01/31/97     3,021,595
 1,055,000  Banque National de Paris  . . .   5.420%    02/04/97     1,049,600
   500,000  Banque National de Paris  . . .   5.420%    02/18/97       496,387
 2,000,000  Bank of Nova Scotia . . . . . .   5.340%    03/10/97     1,979,827
 1,000,000  Banque National de Paris  . . .   5.400%    03/13/97       989,350
 1,700,000  Svenska Handelsbanken, Inc. . .   5.340%    03/26/97     1,678,818
 2,000,000  ABN Amro North  . . . . . . . .   5.430%    04/01/97     1,972,850
   500,000  Banque National de Paris  . . .   5.330%    05/06/97       490,747
 2,000,000  First UN National Bank  . . . .   5.890%    06/03/97     2,000,000
 1,125,000  Commerzbank U.S. Finance  . . .   5.300%    08/01/97     1,089,887
                                                                   -----------
                                                                    18,261,870
                                                                   -----------
            FINANCE--32.8%
 3,000,000  International Lease Finance
             Corp.. . . . . . . . . . . . .   5.320%    01/06/97     2,997,783
 1,000,000  CIT Group Holdings, Inc.  . . .   5.420%    01/10/97       998,645
   910,000  Heller Financial, Inc.  . . . .   5.370%    01/10/97       908,778
 2,170,000  UBS Finance, Inc. . . . . . . .   5.400%    01/10/97     2,167,070
 3,000,000  CIT Group Holdings, Inc.  . . .   5.420%    01/14/97     2,994,128
   230,000  Avco Financial Services, Inc. .   5.340%    01/15/97       229,522
   660,000  Heller Financial, Inc.  . . . .   5.440%    01/15/97       658,604
 2,000,000  American General Corp.  . . . .   5.100%    01/16/97     1,995,492
 2,000,000  Household Finance Corp. . . . .   5.310%    01/21/97     1,994,100
   750,000  Household Finance Corp. . . . .   5.530%    01/21/97       747,696
 2,000,000  Beneficial Corp.  . . . . . . .   5.320%    01/27/97     1,992,316
 2,500,000  Heller Financial, Inc.  . . . .   5.580%    01/28/97     2,489,537
 2,000,000  Beneficial Corp.  . . . . . . .   5.320%    01/29/97     1,991,724
 1,325,000  American Express Credit Corp. .   5.300%    01/31/97     1,319,148


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 INVESTMENTS--(CONTINUED)

   FACE                                       INTEREST  MATURITY
  VALUE     DESCRIPTION                         RATE      DATE      VALUE (A)
$3,000,000  Transamerica Finance
             Group, Inc.  . . . . . . . . .   5.300%    02/03/97   $ 2,985,425
 2,000,000  Commercial Credit Co. . . . . .   5.470%    02/05/97     1,989,364
 2,000,000  American Express Credit Corp. .   5.310%    02/13/97     1,987,315
 1,000,000  General Electric Capital Corp.    5.600%    02/21/97       992,067
 1,000,000  Heller Financial, Inc.  . . . .   5.440%    02/28/97       991,236
   500,000  General Electric Capital Corp.    5.620%    03/07/97       494,926
 2,000,000  Avco Financial Services, Inc. .   5.480%    03/24/97     1,975,036
 2,000,000  Household Finance Corp. . . . .   5.460%    05/22/97     2,000,000
 1,500,000  General Electric Capital Corp.    5.360%    07/07/97     1,458,237
                                                                   -----------
                                                                    38,358,149
                                                                   -----------
            FOOD & TOBACCO--1.2%
 1,355,000  Philip Morris Capital Corp. . .   6.150%    01/03/97     1,354,537
                                                                   -----------
            FORESTRY--1.5%
 1,750,000  Weyerhauser MTG . . . . . . . .   5.300%    01/07/97     1,748,454
                                                                   -----------
            INSURANCE--5.4%
 3,000,000  Prudential Funding Corp.  . . .   6.000%    01/02/97     2,999,500
 1,000,000  Prudential Funding Corp.  . . .   5.350%    01/23/97       996,731
 2,335,000  USAA Capital Corp.  . . . . . .   5.300%    01/09/97     2,332,250
                                                                   -----------
                                                                     6,328,481
                                                                   -----------
            OIL & GAS--3.4%
 3,000,000  BP America, Inc.  . . . . . . .   6.750%    01/02/97     2,999,437
 1,010,000  Michigan Consolidated Gas Co. .   5.580%    01/21/97     1,006,869
                                                                   -----------
                                                                     4,006,306
                                                                   -----------
            POLLUTION CONTROL--2.5%
 1,000,000  WMX Technologies, Inc.  . . . .   5.420%    01/24/97       996,537
   500,000  WMX Technologies, Inc.  . . . .   5.630%    02/04/97       497,341
   500,000  WMX Technologies, Inc.  . . . .   5.630%    03/04/97       495,152
 1,000,000  WMX Technologies, Inc.  . . . .   5.630%    04/18/97       983,266
                                                                   -----------
                                                                     2,972,296
                                                                   -----------
            RETAIL--3.5%
 1,390,000  Sears Roebuck Acceptance Corp.    5.480%    01/29/97     1,384,076
   315,000  Sears Roebuck Acceptance Corp.    5.400%    02/14/97       312,921
 2,395,000  Sears Roebuck Acceptance Corp.    5.440%    02/14/97     2,379,076
                                                                   -----------
                                                                     4,076,073
                                                                   -----------
            SECURITIES--11.4%
 2,000,000  Lehman Brothers, Inc. . . . . .   5.500%    01/13/97     1,996,333
 1,700,000  Merrill Lynch & Co., Inc. . . .   5.400%    01/13/97     1,696,940
 2,000,000  Lehman Brothers, Inc. . . . . .   5.500%    01/15/97     1,995,722
 1,000,000  Goldman Sachs Group . . . . . .   5.430%    01/16/97       997,737
   800,000  Merrill Lynch & Co., Inc. . . .   5.410%    01/17/97       798,076
   390,000  Merrill Lynch & Co., Inc. . . .   5.330%    01/23/97       388,730
 2,000,000  Merrill Lynch & Co., Inc. . . .   5.440%    01/24/97     1,993,049
 1,500,000  Goldman Sachs Group . . . . . .   5.420%    02/06/97     1,491,870
 2,000,000  Goldman Sachs Group . . . . . .   5.300%    04/21/97     1,967,611
                                                                   -----------
                                                                    13,326,068
                                                                   -----------


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)
INVESTMENTS AS OF DECEMBER 31, 1996

 INVESTMENTS--(CONTINUED)

   FACE                                      INTEREST  MATURITY
  VALUE     DESCRIPTION                        RATE      DATE      VALUE (A)
            GOVERNMENT AGENCIES--1.3%
$1,530,000  Canadian Wheat Board . . . . .   5.420%    03/19/97   $  1,512,264
                                                                  ------------
            Total Commercial Papers
             (Cost $101,522,264) . . . . .                         101,522,264
                                                                  ------------
            Total Investments--98.8%
             (Cost $115,526,702) (b) . . .                         115,526,702
            Other assets less liabilities                            1,472,017
                                                                  ------------
            TOTAL NET ASSETS--100% . . . .                        $116,998,719
                                                                  ============



(a) See Note 1A.
(b) The aggregate cost for federal income tax purposes was $115,526,702


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

 STATEMENT OF ASSETS & LIABILITIES
DECEMBER 31, 1996

ASSETS
 Investments at value . . . . . . . . . .              $115,526,702
 Cash . . . . . . . . . . . . . . . . . .                       903
 Receivable for:
  Fund shares sold  . . . . . . . . . . .                 2,354,876
  Accrued interest  . . . . . . . . . . .                   218,005
                                                       ------------
                                                        118,100,486
LIABILITIES
 Payable for:
  Fund shares redeemed  . . . . . . . . .   $555,513
  Dividends declared  . . . . . . . . . .    441,934
 Accrued expenses:
  Management fees . . . . . . . . . . . .     32,519
  Deferred trustees' fees . . . . . . . .     29,240
  Other expenses  . . . . . . . . . . . .     42,561
                                            --------
                                                          1,101,767
                                                       ------------
                                                       $116,998,719
                                                       ============
NET ASSETS
 Net Assets consist of:
  Capital paid in . . . . . . . . . . . .              $116,998,719
                                                       ------------
NET ASSETS  . . . . . . . . . . . . . . .              $116,998,719
                                                       ============
Computation of offering price:
Net asset value and redemption price per
 share ($116,998,719 divided by 1,169,987
 shares of beneficial interest) . . . . .              $     100.00
                                                       ============
Cost of investments . . . . . . . . . . .              $115,526,702
                                                       ============






 STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME
 Interest  . . . . . . . . . . . . .                     $5,523,727

EXPENSES
 Management fees . . . . . . . . . .     $350,632
 Trustees' fees and expenses . . . .       18,295
 Custodian . . . . . . . . . . . . .       57,962
 Audit and tax services  . . . . . .       12,911
 Legal . . . . . . . . . . . . . . .       16,412
 Printing  . . . . . . . . . . . . .       24,379
 Miscellaneous . . . . . . . . . . .       18,629
                                         --------
   Total expenses  . . . . . . . . .                        499,220
                                                         ----------

NET INVESTMENT INCOME  . . . . . . .                      5,024,507
NET INCREASE IN NET ASSETS FROM
 OPERATIONS. . . . . . . . . . . . .                     $5,024,507
                                                         ==========


                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND
(BACK BAY ADVISORS MONEY MARKET SERIES)

 STATEMENT OF CHANGES IN NET ASSETS
                                                 YEAR ENDED      YEAR ENDED
                                                DECEMBER 31,    DECEMBER 31,
                                                    1995            1996
                                               --------------  ----------------
FROM OPERATIONS
 Net investment income . . . . . . . . . . .   $   4,403,095    $   5,024,507
                                               -------------    -------------
 INCREASE IN NET ASSETS FROM OPERATIONS  . .       4,403,095        5,024,507
                                               -------------    -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
 Net investment income . . . . . . . . . . .      (4,403,095)      (5,024,507)
                                               -------------    -------------
                                                  (4,403,095)      (5,024,507)
                                               -------------    -------------
FROM CAPITAL SHARES TRANSACTIONS
 Proceeds from sale of shares  . . . . . . .     141,012,985      234,677,851
 Net asset value of shares issued in
  connection with the reinvestment of:
  Distributions from net investment income .       4,331,085        4,966,805
                                               -------------    -------------
                                                 145,344,070      239,644,656
 Cost of shares redeemed . . . . . . . . . .    (129,156,304)    (212,794,096)
                                               -------------    -------------
 INCREASE IN NET ASSETS DERIVED FROM CAPITAL
  SHARE TRANSACTIONS . . . . . . . . . . . .      16,187,766       26,850,560
                                               -------------    -------------
 TOTAL INCREASE IN NET ASSETS  . . . . . . .      16,187,766       26,850,560
NET ASSETS
 Beginning of the year . . . . . . . . . . .      73,960,393       90,148,159
                                               -------------    -------------
 End of the year . . . . . . . . . . . . . .   $  90,148,159    $ 116,998,719
                                               =============    =============
NUMBER OF SHARES OF THE FUND:
 Issued from the sale of shares  . . . . . .       1,410,130        2,346,128
 Issued in connection with the reinvestment
  of:
  Distributions from net investment income .          43,311           50,319
                                               -------------    -------------
                                                   1,453,441        2,396,447
 Redeemed  . . . . . . . . . . . . . . . . .      (1,291,563)      (2,127,942)
                                               -------------    -------------
 Net change  . . . . . . . . . . . . . . . .         161,878          268,505
                                               =============    =============




 FINANCIAL HIGHLIGHTS
                                        YEAR ENDED DECEMBER 31,
                            ------------------------------------------------
                             1992      1993      1994      1995        1996
                            --------  --------  --------  --------  -----------
Net Asset Value Beginning
 of Year. . . . . . . . .   $100.00   $100.00   $100.00   $100.00    $ 100.00
                            -------   -------   -------   -------    --------
Income From Investment
 Operations
 Net investment income  .      3.73      2.93      3.89      5.50        4.99
                            -------   -------   -------   -------    --------
 Total from Investment
  Operations. . . . . . .      3.73      2.93      3.89      5.50        4.99
Distributions from net
 investment income  . . .     (3.73)    (2.93)    (3.89)    (5.50)      (4.99)
                            -------   -------   -------   -------    --------
 Total Distributions  . .     (3.73)    (2.93)    (3.89)    (5.50)      (4.99)
                            -------   -------   -------   -------    --------
Net Asset Value End of
 Year . . . . . . . . . .   $100.00   $100.00   $100.00   $100.00    $ 100.00
                            =======   =======   =======   =======    ========
TOTAL RETURN (%)  . . . .      3.79      2.97      4.01      5.64        5.11
Ratio of operating
 expenses to average net
 assets (%) . . . . . . .      0.38      0.38      0.40      0.50        0.50
Ratio of net investment
 income to average net
 assets (%) . . . . . . .      3.71      2.93      3.89      5.50        4.99
Net Assets, End of Year
 (000). . . . . . . . . .   $61,607   $59,044   $73,960   $90,148    $116,999
The ratios of expenses to
 average net assets
 without giving effect to
 the voluntary expense
 agreement described in
 Note 4 to the Financial
 Statements would have
 been (%) . . . . . . . .        --        --        --      0.51        0.50




                See accompanying notes to financial statements.

NEW ENGLAND ZENITH FUND


 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996



1. New England Zenith Fund (the "Fund") is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated December 16, 1986. The Fund succeeded to the operations of The New England Zenith Fund, Inc. on February 27, 1987. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.

Shares in the Fund are not offered directly to the general public and, currently, are available only to certain separate accounts established by New England Life Insurance Company ("NELICO") or Metropolitan Life Insurance Company ("MetLife") as an investment vehicle for variable life insurance or variable annuity products, although not all Series are available to all such separate accounts. In the future, shares may be offered to separate accounts of other insurance companies, including companies unaffiliated with NELICO or MetLife.

The Fund's Agreement and Declaration of Trust permits the issuance of an unlimited number of shares of beneficial interest, no par value, in separate Series, with shares of each Series representing interests in a separate portfolio of assets. Each Series is separately managed and has its own investment objective and policies. The Series (or its predecessor) commenced operations on the dates set forth below:



Bond Income Series  .   August 26, 1983  Small Cap Series  . .   May 1, 1994
Capital Growth
 Series . . . . . . .   August 26, 1983  Balanced Series . . .   October 31, 1994
Money Market Series .   August 26, 1983  International Equity
                                          Series . . . . . . .   October 31, 1994
Stock Index Series  .   March 30, 1987   U.S. Government
                                          Series . . . . . . .   October 31, 1994
Managed Series  . . .   May 1, 1987      Strategic Bond
                                          Opportunities
                                          Series . . . . . . .   October 31, 1994
Avanti Growth                            Venture Value
 Series . . . . . . .   April 30, 1993    Series . . . . . . .   October 31, 1994
Growth & Income                          Equity Growth
 Series . . . . . . .   April 30, 1993    Series . . . . . . .   October 31, 1994


The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements of the Series. The policies are in conformity with generally accepted accounting principles for investment companies. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION

   MONEY MARKET SERIES--The Money Market Series employs the amortized cost method of security valuation which, in the opinion of the Board of Trustees, represents the fair market value of the particular security. The Board monitors the deviations between the Series' net asset value per share, as determined by using available market quotations, and its amortized cost price per share. If the deviation exceeds 1/2 of 1%, the Board will consider what action, if any, should be initiated to provide fair valuation of the Series.

   BOND INCOME, MANAGED, BALANCED, U.S. GOVERNMENT AND STRATEGIC BOND OPPORTUNITIES SERIES--Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term notes are stated at amortized cost, which approximates market value.

   CAPITAL GROWTH, MANAGED, STOCK INDEX, AVANTI GROWTH, GROWTH & INCOME, SMALL CAP, BALANCED, INTERNATIONAL EQUITY, VENTURE VALUE AND EQUITY GROWTH SERIES--Equity securities are valued on the basis of market valuations furnished by a pricing service, authorized by the Board of Trustees. The pricing service provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or if there is no reported sale during the day, and in the case of over-the-counter securities not so listed, the last bid price. Securities for which current market quotations are not readily available are taken at fair value as determined in good faith by the Board of Trustees, although the actual calculations may be made by persons acting pursuant to the direction of the Board. Short-term notes are stated at amortized cost, which approximates market value.

NEW ENGLAND ZENITH FUND

B. FOREIGN CURRENCY TRANSLATION--The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities denominated in foreign currencies, income and expenses are translated on the respective dates of such transactions, and items of income and expense payable in foreign currencies are translated on the date they arise.

   Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities.

   Net realized and unrealized gains and losses on foreign currency transactions represent foreign exchange gains from the sale of short-term securities and holdings of foreign currencies, foreign currency gains and losses between trade dates and settlement dates on investment securities transactions, and the difference between the amounts of daily interest accruals on the books of the Fund and the amounts actually received resulting from changes in exchange rates on the payable date.

   FORWARD FOREIGN CURRENCY CONTRACTS. The Fund may use foreign currency contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Also, a contract to buy or sell can offset a previous contract. These contracts involve market risk in excess of the unrealized gain or loss reflected in the Fund's Statements of Assets and Liabilities. The U.S. dollar value of the currencies the Fund has committed to buy or sell is shown in the Schedules of Investments under the caption "Forward Foreign Currency Contracts." This amount represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts at period end. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contract's terms. The U.S. dollar value of forward foreign currency contracts is determined using forward currency exchange rates supplied by a quotation service.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. In determining gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

D. FUTURES CONTRACTS--The Growth & Income, Stock Index, Managed, Balanced, International Equity, U.S. Government, Strategic Bond Opportunities and Venture Value Series each may enter into futures contracts on the S&P 500 Index or on interest-bearing securities or indices thereof, or on indices of stocks to hedge against changes in the values of securities the Series owns or expects to purchase. Upon entering into a futures contract, the Series is required to deposit with a broker an amount ("initial margin") equal to a certain percentage of the purchase price indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Series each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Series. When entering into a closing transaction, the Series will realize, for book purposes, a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price, unless such price does not reflect the fair market value of the contract, in which case the position will be valued by or under the direction of the Board of Trustees. Certain risks are associated with investments in futures contracts, including risk of imperfect correlation between the value of a position in futures contracts and the value of the stocks or bonds that the Series is attempting to hedge. In addition, there is a risk that the Series may not be able to close out its futures positions due to an illiquid secondary market.

E. REPURCHASE AGREEMENTS--The Series, through their custodian, receive delivery of the underlying securities collateralizing repurchase agreements. It is the Series' policy that the market value of the collateral be at least equal to 100% of the repurchase price. Each Series' adviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines or if the seller enters an insolvency proceeding, realization of the collateral by the Series may be delayed or limited.

NEW ENGLAND ZENITH FUND

F. SHORT SALES AGAINST THE BOX--The Equity Growth Series may hedge against changes in the value of investments by engaging in short sales against the box. In a short sale against the box, the Series sells a borrowed security, while at the same time either owning an identical security or having the right to obtain such a security. By selling short against the box the equity underlying one of its convertible holdings, the Series would seek to offset the effect that a decline in the underlying equity might have on the value of the convertible security. While the short sale is outstanding, the Series will not dispose of the security hedged by the short sale. The Series is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Series instructs the custodian to maintain in a separate account securities having a value at least equal to the amount of the securities sold short. The Series had no such transactions during the year ended December 31, 1996.

G. FEDERAL TAXES--Each Series is a separate taxable entity and intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders all of its taxable income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--Money Market Series dividends are declared daily to shareholders of record at the time and are paid monthly. Dividends and distributions are recorded by all other Series on the ex-dividend date. Net realized gains from security transactions are distributed at least annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital. These differences primarily relate to tax equalization, investments in mortgage backed securities and investments in foreign securities.

I. OTHER--The Money Market Series invests primarily in a portfolio of money market instruments maturing in 397 days or less whose ratings are within the two highest ratings categories by a nationally recognized rating agency or, if not rated, are believed to be of comparable quality. The weighted average maturity of the Series is less than ninety days. The ability of the issuers of the securities held by the Series to meet their obligations may be affected by foreign economic, political and legal developments in the case of foreign banks or of foreign branches or subsidiaries of U.S. banks or domestic economic developments in a specific industry, state or region.

J. WHEN-ISSUED SECURITIES AND FORWARD DELIVERY SECURITIES--Delivery and payment for securities purchased on a when-issued or forward delivery basis can take place one month or more after the date of the transaction. The securities so purchased are subject to market fluctuation during this period.

2. At December 31, 1996 MetLife held 19,352,266 shares of the Fund in separate investment accounts for annuity contracts issued by MetLife. NELICO, a life insurance subsidiary of MetLife, held the remaining 16,071,462 shares of the Fund then outstanding in separate investment accounts for life insurance and annuity contracts issued by NELICO.

As long as MetLife owns (directly or through NELICO) more than 25% of the Fund's outstanding shares, it will be presumed to be in control (as that term is defined by the Investment Company Act of 1940, as amended) of the Fund.

3. For the year ended December 31, 1996, purchases and sales of securities (excluding short-term investments) for each of the Series were as follows:



                                   PURCHASES                          SALES
                        -------------------------------  -------------------------------
        SERIES              OTHER       U.S. GOVERNMENT      OTHER        U.S. GOVERNMENT
        ------          --------------  ---------------  --------------  -----------------
Back Bay Advisors Bond
 Income . . . . . . .   $  137,692,765    $35,235,320    $  130,989,953     $23,057,601
Capital Growth  . . .    2,055,920,897             --     2,037,625,313              --
Westpeak Stock Index        12,219,996             --         2,831,698              --
Back Bay Advisors
 Managed  . . . . . .      104,791,938        617,880       107,609,326         597,480
Loomis Sayles Avanti
 Growth . . . . . . .       65,735,396             --        40,422,818              --
Westpeak Growth &
 Income . . . . . . .       87,838,838             --        63,909,195              --
Loomis Sayles Small
 Cap  . . . . . . . .       69,835,843             --        27,766,266              --
Loomis Sayles
 Balanced . . . . . .       41,932,898     11,418,054        16,369,200       3,877,406
Draycott International
 Equity . . . . . . .       36,645,208             --        16,747,918              --
Salomon Brothers U.S.
 Government . . . . .       33,158,910     11,099,705        28,772,597       9,489,383
Salomon Brothers
 Strategic Bond
 Opportunities  . . .       41,128,270     14,362,320        24,965,572       6,343,657
Venture Value . . . .       61,385,281             --        10,733,253              --
Alger Equity Growth .      121,063,456             --        59,061,091              --


Purchases and sales of corporate short-term obligations for the Money Market Series aggregated $737,083,687 and $714,742,304, respectively.

NEW ENGLAND ZENITH FUND

Transactions in index futures contracts for the Managed Series for the year ended December 31, 1996 are summarized as follows:


                                                       PURCHASES OF FUTURES
                                                            CONTRACTS
                                                     ------------------------
                                                                   AGGREGATE
                                                     NUMBER OF     FACE VALUE
                                                     CONTRACTS    OF CONTRACTS
                                                     ----------  --------------
Contracts opened . . . . . . . . . . . . . . . . .       10       $ 3,153,870
Contracts closed . . . . . . . . . . . . . . . . .      (10)       (3,153,870)
                                                        ---       -----------
Open at December 31, 1996  . . . . . . . . . . . .        0       $         0
                                                        ===       ===========



Transactions in forward currency contracts for the Strategic Bond Opportunities Series for the year ended December 31, 1996 are summarized as follows:


                                                            SALES OF CONTRACTS
                                                           --------------------
                                                             AGGREGATED FACE
                                                            VALUE OF CONTRACTS
                                                           --------------------
Open at December 31, 1995  . . . . . . . . . . . . . . .      $    919,184
Contracts opened . . . . . . . . . . . . . . . . . . . .        17,086,127
Contracts closed . . . . . . . . . . . . . . . . . . . .       (15,855,033)
                                                              ------------
Open at December 31, 1996  . . . . . . . . . . . . . . .      $  2,150,278
                                                              ============



4. MANAGEMENT FEES.

TNE Advisers, Inc. acts as adviser to all of the Series (except the Capital Growth Series, for which Capital Growth Management, L.P. ("CGM"), serves as adviser). Separate management agreements for each Series provide for fees as set forth below:



                            FEES PAYABLE TO
                            BY TNE ADVISERS            MANAGEMENT FEE RATE
                          FOR THE YEAR ENDED        PAYABLE BY THE SERIES TO
                           DECEMBER 31, 1996           TNE ADVISERS, INC.
                        BEFORE REDUCTION DUE TO     (ANNUAL % OF AVERAGE NET
  SERIES                  EXPENSE LIMITS (A)                 ASSETS)
  ------                -----------------------  -----------------------------
Loomis Sayles Small
 Cap Series . . . . .          $240,646          1.00% all assets

Draycott International
 Equity Series  . . .            70,553          0.90% all assets

Alger Equity Growth
 Series . . . . . . .           281,325          0.75% all assets

Loomis Sayles Avanti
 Growth Series  . . .           169,578          0.70% the first $200 million
                                                 0.65% the next $300 million
                                                 0.60% amounts in excess of $500
                                                  million

Venture Value Series            198,620          0.75% all assets

Westpeak Growth &
 Income Series  . . .           165,074          0.70% the first $200 million
                                                 0.65% the next $300 million
                                                 0.60% amounts in excess of $500
                                                  million

Westpeak Stock Index
 Series . . . . . . .           102,444          0.25% all assets

Loomis Sayles Balanced
 Series . . . . . . .            83,980          0.70% of all assets

Back Bay Managed
 Series . . . . . . .           430,921          0.50% of all assets

Salomon Brothers
 Strategic Bond
 Opportunities Series            60,044          0.65% of all assets

Back Bay Advisors Bond
 Income Series  . . .           311,174          0.40% the first $400 million
                                                 0.35% the next $300 million
                                                 0.30% the next $300 million
                                                 0.25% amounts in excess of $1
                                                  billion

Salomon Brothers U.S.
 Government Series  .            35,234          0.55% all assets

Back Bay Advisors
 Money Market Series            201,904          0.35% the first $500 million
                                                 0.30% the next $500 million
                                                 0.25% amounts in excess of $1
                                                  billion


(a) There are two forms of expense limit, a Voluntary Expense Limitation and an Expense Deferral Arrangement. Only one pertains to each of these Series, as described below.

NEW ENGLAND ZENITH FUND

The Capital Growth Series pays its adviser, CGM, a management fee at an annual rate of 0.70% of the first $200 million of average net assets, 0.65% of the next $300 million of such assets and 0.60% of such assets in excess of $500 million. For advisory services rendered during the year ended December 31, 1996, CGM was paid at an annual rate of 0.64% of the Capital Growth Series' average net assets, totaling $6,398,659.

SUB-ADVISORY FEES. TNE Advisers, Inc. has sub-contracted day-to-day portfolio management responsibilities to each of the following sub-advisers to manage the
Series: Loomis, Sayles & Company, L.P. for the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Loomis Sayles Balanced Series, Draycott Partners, Ltd. for the Draycott International Equity Series; Fred Alger Management, Inc. for the Alger Equity Growth Series; Davis Selected Advisers, L.P. for the Venture Value Series; Westpeak Investment Advisors, L.P. for the Westpeak Growth & Income and Westpeak Stock Index Series; Back Bay Advisors, L.P. for the Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series and Salomon Brothers Asset Management Inc for the Salomon Brothers Strategic Bond Opportunities and Salomon Brothers U.S. Government Series. TNE Advisers, Inc. pays each sub-adviser at the following rates for providing sub-advisory services to the following Series:



                               FEES          ANNUAL
                             PAID TO       PERCENTAGE
                           SUB-ADVISER     RATES PAID    SERIES AVERAGE DAILY NET
                         FOR YEAR ENDED     TO SUB-                ASSET
  SERIES                DECEMBER 31, 1996   ADVISER            VALUE LEVELS
  ------                -----------------  ----------  ---------------------------
Loomis Sayles Small
 Cap Series . . . . .       $265,646         0.55%     of the first $25 million
                                             0.50%     of the next $75 million
                                             0.45%     of the next $100 million
                                             0.40%     of amounts in excess of $200
                                                       million
Draycott International
 Equity Series  . . .        186,106         0.75%     of the first $10 million
                                             0.60%     of the next $40 million
                                             0.45%     of amounts in excess of $50
                                                       million
Alger Equity Growth
 Series*  . . . . . .        339,570         0.45%     of the first $100 million
                                             0.40%     of the next $400 million
                                             0.35%     of amounts in excess of $500
                                                       million
Loomis Sayles Avanti
 Growth Series  . . .        284,437         0.50%     of the first $25 million
                                             0.40%     of the next $75 million
                                             0.35%     of the next $100 million
                                             0.30%     of amounts in excess of $200
                                                       million
Davis Venture Value
 Series . . . . . . .        297,328         0.45%     of the first $100 million
                                             0.40%     of the next $400 million
                                             0.35%     of amounts in excess of $500
                                                       million
Westpeak Growth &
 Income Series  . . .        278,435         0.50%     of the first $25 million
                                             0.40%     of the next $75 million
                                             0.35%     of the next $100 million
                                             0.30%     of amounts in excess of $200
                                                       million
Westpeak Stock Index
 Series . . . . . . .         68,207         0.10%     of all assets
Loomis Sayles Balanced
 Series . . . . . . .        168,842         0.50%     of the first $25 million
                                             0.40%     of the next $75 million
                                             0.30%     of amounts in excess of $100
                                                       million
Back Bay Advisors
 Managed Series . . .        328,950         0.25%     of the first $50 million
                                             0.20%     of amounts in excess of $50
                                                       million


---------

* Amount shown does not reflect fee reduction pursuant to the agreement between TNE Advisers, Inc. and Fred Alger Management, Inc. that is described in this
 Note 4. During the period January 1, 1996 through May 1, 1996 the annual percentage rates of the sub-advisory fees for the Alger Equity Growth Series were: 0.45% of the Series' first $10 million of average daily net assets; 0.40% of the next $90 million of such assets, 0.35% of the next $150 million of such assets, 0.30% of the next $250 million of such assets and 0.25% of such assets in excess of $500 million.

NEW ENGLAND ZENITH FUND

                               FEES          ANNUAL
                             PAID TO       PERCENTAGE
                           SUB-ADVISER     RATES PAID    SERIES AVERAGE DAILY NET
                         FOR YEAR ENDED     TO SUB-                ASSET
      SERIES            DECEMBER 31, 1996   ADVISERS           VALUE LEVELS
      ------            -----------------  ----------  ---------------------------
Salomon Brothers
 Strategic Bond
 Opportunities Series       $ 70,050        0.35%      of the first $50 million
                                            0.30%      of the next $150 million
                                            0.25%      of the next $300 million
                                            0.20%      of amounts in excess of $500
                                                       million

Back Bay Advisors Bond
 Income Series  . . .       $361,174        0.25%      of the first $50 million
                                            0.20%      of the next $200 million
                                            0.15%      of amounts in excess of $250
                                                       million

Salomon Brothers U.S.
 Government Series  .       $ 24,392        0.225%     of the first $200 million
                                            0.150%     of the next $300 million
                                            0.100%     of amounts in excess of $500
                                                       million

Back Bay Advisors
 Money Market Series        $148,728        0.15%      of the first $100 million
                                            0.10%      of amounts in excess of $100
                                                       million


TNE Advisers, Inc., which acts as adviser to each Series of the Fund (except the Capital Growth Series) is a wholly-owned subsidiary of NELICO. Loomis Sayles, Westpeak and Back Bay Advisors are each independently operated subsidiaries, and CGM is an independently operated affiliate, of New England Investment Companies, L.P. ("NEIC"). The general partners of each of Loomis Sayles, Westpeak and Back Bay Advisors are special purpose corporations which are indirect wholly-owned subsidiaries of NEIC. NEIC's sole general partner, New England Investment Companies, Inc., is a wholly-owned subsidiary of MetLife, which also owns a majority of the limited partnership interest in NEIC. NEIC is the owner of a majority limited partnership interest in the Capital Growth Series' investment adviser, CGM. Consequently, the subadvisers (Loomis Sayles, Westpeak and Back Bay Advisors) of eight Series of the Fund are currently wholly-owned subsidiaries of NEIC and an additional Series is advised by a majority-owned subsidiary (CGM) of NEIC. The sub-advisers of the remaining five Series are not affiliated with MetLife or NEIC.

VOLUNTARY EXPENSE LIMITATION AND EXPENSE DEFERRAL AGREEMENT.

Each Series (except the Capital Growth Series) is subject to one of two forms of expense limit. The first form of expense limit is a Voluntary Expense Limitation, which relates to the Loomis Sayles Avanti Growth Series, Westpeak Growth & Income Series, Westpeak Stock Index Series, Back Bay Advisors Managed, Back Bay Advisors Bond Income and Back Bay Advisors Money Market Series. Pursuant to this arrangement, TNE Advisers, Inc. bears expenses (other than advisory fees and any brokerage costs, interest, taxes or extraordinary expenses) of each Series in excess of 0.15% of Series' average daily net assets. In the case of the Loomis Sayles Small Cap Series, TNE Advisers, Inc. bears all the expenses (other than any brokerage costs, interest, taxes or extraordinary expenses) of the Series in excess of 1.00% of the Series' average daily net assets. Similar Voluntary Expense Limitations with New England Mutual Life Insurance Company ("The New England") were, in effect with respect to the Capital Growth Series from November 1, 1994 to April 30, 1996 and with respect to the Back Bay Advisors Money Market, Back Bay Advisors Bond Income, Back Bay Advisors Managed and Westpeak Stock Index Series from November 1, 1994 to April 30, 1995 and with respect to the Loomis Sayles Small Cap, Loomis Sayles Avanti Growth and Westpeak Growth & Income Series from December 1, 1994 to April 30, 1995.

The current voluntary expense arrangements limit each of the affected series to the following levels:


                                            TOTAL EXPENSE RATIO
                                          UNDER CURRENT VOLUNTARY
           SERIES                           EXPENSE ARRANGEMENT
           ------                        -------------------------
Back Bay Advisors Money Market Series              0.50%
Back Bay Advisors Bond Income Series .             0.55%
Back Bay Advisors Managed Series . . .             0.64%
Westpeak Value Growth Series . . . . .             0.85%
Westpeak Stock Index Series  . . . . .             0.40%
Loomis Sayles Small Cap Series . . . .             1.00%
Loomis Sayles Avanti Growth Series . .             0.85%

NEW ENGLAND ZENITH FUND

TNE Advisers, Inc. may terminate these expense agreements at any time. If these expense arrangements were terminated, the expense ratios would be higher.

Prior to November 1, 1994, The New England had agreed to pay the charges and expenses of preparing, printing and distributing prospectuses and reports to shareholders, custodial and transfer agent charges and expenses, auditing, accounting and legal fees and certain other expenses in connection with the affairs of the Fund and the expenses of shareholders' and trustees' meetings.

The second form of expense limit is an Expense Deferral Agreement, which has been in effect since November 1, 1994 and relates to the Draycott International Equity Series, Alger Equity Growth Series, Venture Value Series, Loomis Sayles Balanced Series, Salomon Brothers Strategic Bond Opportunities Series and Salomon Brothers U.S. Government Series. Under this Agreement, which TNE Advisers, Inc. can terminate at any time, TNE Advisers, Inc. has agreed to pay expenses of the Series' operations (exclusive of any brokerage costs, interest, taxes or extraordinary expenses) in excess of the annual percentages of the Series net assets set forth below, subject to the obligation of the Series to repay TNE Advisers, Inc. such expenses in future years, if any, when the Series' expenses fall below that percentage; provided, however, that no Series is obligated to repay any expenses paid by TNE Advisers, Inc. more than two years after the end of the fiscal year in which such expenses were incurred. The percentage applicable to each Series are as follows:



                                                         % OF SERIES
                                                           AVERAGE
           SERIES                                        NET ASSETS
           ------                                       -------------
Draycott International Equity Series  . . . . . . . .       1.30%
Alger Equity Growth Series  . . . . . . . . . . . . .       0.90
Venture Value Series  . . . . . . . . . . . . . . . .       0.90
Loomis Sayles Balanced Series . . . . . . . . . . . .       0.85
Salomon Brothers Strategic Bond Opportunities Series        0.85
Salomon Brothers U.S. Government Series . . . . . . .       0.70



For the period January 1, 1996 to December 31, 1996, the effective expense ratios for each Series, after giving effect to the foregoing arrangements, and the amounts of expenses deferred for those Series to which the Expense Deferral Agreement applies, are:



                                                            EXPENSES   ASSUMED
                                   TOTAL EXPENSE RATIO     BY THE NEW ENGLAND OR
                                 UNDER CURRENT VOLUNTARY     TNE ADVISERS AS A
                                   EXPENSE ARRANGEMENT     RESULT OF THE SERIES      EXPENSES DEFERRED
                                   OR EXPENSE DEFERRAL         EXCEEDING THE               UNTIL           EXPENSES DEFERRED UNTIL
            SERIES                      AGREEMENT         VOLUNTARY EXPENSE LIMIT    DECEMBER 31, 1997        DECEMBER 31, 1998
            ------               -----------------------  -----------------------  ----------------------  ----------------------
Back Bay Advisors Money Market
 Series                                  0.50%                      --                 not applicable           not applicable
Back Bay Advisors Bond Income
 Series                                  0.52%                      --                 not applicable           not applicable
Back Bay Advisors Managed
 Series                                  0.63%                      --                 not applicable           not applicable
Westpeak Growth & Income Series          0.85%                   $ 37,994              not applicable           not applicable
Westpeak Stock Index Series              0.40%                     71,003              not applicable           not applicable
Loomis Sayles Small Cap Series           1.00%                    145,353              not applicable           not applicable
Loomis Sayles Avanti Growth
 Series                                  0.85%                     42,992              not applicable           not applicable
Draycott International Equity
 Series                                  1.30%                not applicable              $176,796                 $102,652
Alger Equity Growth Series               0.90%*               not applicable                77,254                    --
Davis Venture Value Series               0.90%                not applicable               108,971                   41,906
Loomis Sayles Balanced Series            0.85%                not applicable                96,085                   52,078
Salomon Brothers Strategic Bond
 Opportunities Series                    0.85%                not applicable                88,120                   68,374
Salomon Brothers U.S.
 Government Series                       0.70%                not applicable                84,623                   72,404


* Prior to January 1, 1996, the voluntary expense limit was 0.85%.

Effective May 1, 1996, Fred Alger Management, Inc. has agreed with TNE Advisers, Inc. that the sub-advisory fee payable by TNE Advisers, Inc. to Fred Alger Management, Inc. will be reduced by 0.05% of the first $240 million of the excess of the Series' average daily net assets over $10 million, and by 0.10% of the excess of the Series' average daily net assets over $250 million. This fee reduction benefits TNE Advisers, Inc. but does not reduce the advisory fee payable by the Series. The fee

NEW ENGLAND ZENITH FUND
reduction agreement will expire on (a) January 1, 1998 or (b) at such time as TNE Advisers, Inc. has recovered certain expenses (generally those expenses borne by TNE Advisers, Inc. under the Expense Deferral Arrangement prior to January 1, 1996 which were not recovered from the Series), whichever occurs first.

5. The Fund does not pay any compensation to its officers or to any trustees who are directors, officers or employees of MetLife, NELICO, Back Bay Advisors, L.P., Capital Growth Management Limited Partnership, Loomis, Sayles & Company, L.P., Westpeak Investment Advisors, L.P., New England Funds L.P. or their affiliates, other than registered investment companies. Each disinterested trustee is compensated by each Series as follows:



                         BOND   CAPITAL  MONEY   STOCK            AVANTI  GROWTH &   SMALL
                        INCOME  GROWTH   MARKET  INDEX   MANAGED  GROWTH   INCOME     CAP
                        ------  -------  ------  ------  -------  ------  --------  -------
Annual Retainer . . .   $2,416  $3,692   $1,580  $1,527  $2,391    $796     $795     $761
Meeting Fee . . . . .   $  133  $  133   $  133  $  133  $  133    $133     $133     $133
Committee Chairman
 Annual Retainer
 (Contract Review). .   $  287  $1,627   $  159  $  104  $  261    $ 86     $ 85     $ 49
Committee Chairman
 Annual Retainer
 (Audit). . . . . . .   $  192  $1,084   $  106  $   69  $  174    $ 57     $ 57     $ 33





                                                               STRATEGIC
                                  INTERNATIONAL     U.S.         BOND       VENTURE   EQUITY
                        BALANCED     EQUITY      GOVERNMENT  OPPORTUNITIES   VALUE    GROWTH
                        --------  -------------  ----------  -------------  -------  --------
Annual Retainer . . .     $746        $742          $727         $730        $773      $792
Meeting Fee . . . . .     $133        $133          $133         $133        $133      $133
Committee Chairman
 Annual Retainer
 (Contract Review)  .     $ 33        $ 29          $ 73         $ 77        $ 62      $ 82
Committee Chairman
 Annual Retainer
 (Audit)  . . . . . .     $ 22        $ 19          $  9         $ 11        $ 41      $ 55



A deferred compensation plan is available to trustees on a voluntary basis. Each participating trustee will receive deferred compensation in an amount equal to the value that such compensation would have had if it had been invested in the relevant Series on the normal payment date.

6. SUBSEQUENT EVENT

On January 22, 1997, the Board of Trustees of New England Zenith Fund (the "Fund") approved a new Subadvisory Agreement (the "New Agreement") relating to the Fund's Draycott International Equity Series (the "Series") between TNE Advisers, Inc. and Morgan Stanley Asset Management Inc. ("MSAM"). The New Agreement is expected to become effective on May 1, 1997, subject to shareholder approval, if required. (Shareholder approval of the New Agreement will be required unless the Fund obtains an order of exemption from the Securities and Exchange Commission relieving it of that requirement.) Under the New Agreement, MSAM would become the subadviser of the Series, succeeding Draycott Partners, Ltd., and would be responsible for the day-to-day management of the Series' investment operations under the oversight of TNE Advisers, Inc. The name of the Series will be changed to the "Morgan Stanley International Magnum Equity Series" at the time the New Agreement takes effect. In the event that the Fund's shareholders do not approve the Agreement at the special shareholder meeting, then the Trust's Board of Trustees will convene a special meeting of trustees to consider alternative arrangements for the management of the Series' investment portfolio.

7. SHAREHOLDER MEETING (UNAUDITED)

At a Special Meeting of the shareholders of the Davis Venture Value Series held on December 16, 1996 such shareholders voted for the following proposals:


                                             VOTED        VOTED     ABSTAINED
                                              FOR        AGAINST      VOTES
                                          ------------  ---------  ------------
1. To approve a new Sub-Advisory
 Agreement relating to the Series by and
 among TNE Advisers, Inc., Davis
 Selected Advisers, L.P. and Davis
 Selected Advisors--NY, Inc.              1,590,110.29  53,103.34   101,225.26

NEW ENGLAND ZENITH FUND


 REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and Board of Trustees of New England Zenith Fund:

We have audited the accompanying statements of assets and liabilities of New England Zenith Fund (comprising, respectively, the Back Bay Advisors Bond Income Series, Capital Growth Series, Back Bay Advisors Money Market Series, Westpeak Stock Index Series, Back Bay Advisors Managed Series, Loomis Sayles Avanti Growth Series, Westpeak Growth & Income Series, Loomis Sayles Small Cap Series, Loomis Sayles Balanced Series, Draycott International Equity Series, Salomon Brothers U.S. Government Series, Salomon Brothers Strategic Bond Opportunities Series, Davis Venture Value Series, and Alger Equity Growth Series--the "Series"), including the schedules of portfolio investments, as of December 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Series constituting New England Zenith Fund as of December 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the periods indicated herein, in conformity with generally accepted accounting principles.



Boston, Massachetts          COOPERS & LYBRAND L.L.P.
February 14, 1997

FOOTNOTES TO PORTFOLIO MANAGER COMMENTARY
-----------------------------------

 (1) COL (Cost of Living) is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

 (2) EAFE-Morgan Stanley Capital International Europe, AustralAsia, Far East Index is an arithmetical average (weighted by market value) of the performance (in U.S. dollars) of 1,036 companies representing the stock markets of Europe, Australia, New Zealand and the Far East. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges.

 (3) Lehman Brothers Aggregate Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations, most publicly issued investment grade corporate bonds, and most bonds backed by mortgage pools of GNMA, FNMA and FHLMC.

 (4) Lehman Brothers Government/Corporate Index is an unmanaged index of the market value of approximately 5,300 bonds with a face value currently in excess of $1.3 trillion. To be included in the Lehman Brothers Government/ Corporate Bond Index, an issue must have amounts outstanding in excess of $25 million, have at least one year to maturity and be rated "Baa" or higher ("investment grade") by a nationally recognized rating agency. The index has not been adjusted for ongoing management, distribution and operating expenses and applicable sales charges.

 (5) Lehman Brothers Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities of 1 to 10 years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and applicable sales charges.

 (6) Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index of investment grade bonds issued by the U.S. government and U.S. corporations having maturities between one and ten years. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and applicable sales charges

 (7) Lipper Variable A-Rated Corporate Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (8) Lipper Variable Balanced Fund Average is an average of the total return performance (calculated on the basis of net asset level) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

 (9) Lipper Variable Flexible Portfolio Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(10) Lipper Variable General Bond Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(11) Lipper Variable Growth Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(12) Lipper Variable Growth and Income Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(13) Lipper Variable International Funds Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(14) Lipper Variable Intermediate Investment Grade Debt Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(15) Lipper Variable Small Company Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(16) Lipper Variable S&P 500 Index Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(17) Lipper Variable U.S. Mortgage and GNMA Fund Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

(18) Russell 2000 Index consists of 2000 small market capitalization stocks having an average market cap of $160 million.

(19) Standard & Poor's 500 Index (S&P 500) is an unmanaged index representing the performance of 500 major companies, most of which are listed on the New York Stock Exchange. The S&P 500 performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(20) S&P/BARRA Growth Index is constructed by dividing stocks in the S&P 500 according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios than the average ratio.

(21) S&P/BARRA Value Index is constructed by dividing stocks in the S&P 500 according to price-to-book ratios. The Value Index contains stocks with lower price-to-book ratios than the average ratio.

                                                                   Bulk Rate
   [N/E THE NEW ENGLAND/(R)/INSURANCE AND INVESTMENT LOGO]       U.S. Postage
                                                                     PAID
   NEW ENGLAND LIFE INSURANCE COMPANY                             Hudson, MA
   501 BOYLSTON STREET                                           Permit No. 19
   BOSTON, MASSACHUSETTS 02116
                                                                ---------------





  EQUAL OPPORTUNITY EMPLOYER M/F
  /(C) /1997 NEW ENGLAND LIFE INSURANCE COMPANY


   -----------------------------------------------------------------------------

  This booklet has been prepared for variable contract owners of New England Life Insurance Company and Zenith Accumulator
  Contract owners of MetLife Insurance Co.

  VA VIP 1



(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: GROWTH PORTFOLIO
ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                11   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               13   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.

DISTRIBUTIONS                       16



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                   PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996               YEAR     YEARS    YEARS

Growth                          14.71%   15.16%   15.15%

S&P 500(registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's past 10 years total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970108 094950 S00000000000001
             VIP:  Growth                SP Standard & Poor 500
             00151                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11066.80                    11347.00
  1987/02/28      11615.15                    11795.21
  1987/03/31      11804.55                    12136.09
  1987/04/30      11804.55                    12028.08
  1987/05/31      11884.45                    12132.72
  1987/06/30      12233.99                    12745.42
  1987/07/31      12723.35                    13391.62
  1987/08/31      13102.85                    13891.12
  1987/09/30      12953.05                    13586.91
  1987/10/31      10106.77                    10660.29
  1987/11/30       9397.70                     9781.88
  1987/12/31      10366.43                    10526.28
  1988/01/31      10591.35                    10969.44
  1988/02/29      11450.11                    11480.61
  1988/03/31      11347.87                    11125.86
  1988/04/30      11491.00                    11249.36
  1988/05/31      11388.77                    11347.23
  1988/06/30      11961.27                    11868.07
  1988/07/31      11899.93                    11822.97
  1988/08/31      11613.68                    11420.99
  1988/09/30      11940.82                    11907.52
  1988/10/31      11971.49                    12238.55
  1988/11/30      11859.04                    12063.54
  1988/12/31      11981.72                    12274.65
  1989/01/31      12840.48                    13173.16
  1989/02/28      12574.67                    12845.14
  1989/03/31      12954.82                    13144.44
  1989/04/30      13639.93                    13826.63
  1989/05/31      14127.81                    14386.61
  1989/06/30      13940.96                    14304.61
  1989/07/31      15186.62                    15596.31
  1989/08/31      15446.13                    15902.00
  1989/09/30      15581.07                    15836.80
  1989/10/31      15145.09                    15469.39
  1989/11/30      15394.23                    15784.96
  1989/12/31      15757.54                    16163.80
  1990/01/31      14844.06                    15079.21
  1990/02/28      14985.85                    15273.73
  1990/03/31      15169.00                    15678.49
  1990/04/30      14727.29                    15286.53
  1990/05/31      16030.87                    16776.96
  1990/06/30      16364.85                    16662.88
  1990/07/31      16106.29                    16609.56
  1990/08/31      14447.18                    15108.05
  1990/09/30      12960.44                    14372.29
  1990/10/31      12497.19                    14310.49
  1990/11/30      13509.89                    15234.95
  1990/12/31      13908.51                    15660.00
  1991/01/31      14835.02                    16342.78
  1991/02/28      15941.78                    17511.29
  1991/03/31      16422.88                    17935.06
  1991/04/30      16269.80                    17978.11
  1991/05/31      17231.99                    18754.76
  1991/06/30      15952.72                    17895.79
  1991/07/31      17472.54                    18729.74
  1991/08/31      18248.86                    19173.63
  1991/09/30      18391.00                    18853.43
  1991/10/31      18959.57                    19106.07
  1991/11/30      17877.10                    18336.09
  1991/12/31      20238.85                    20433.74
  1992/01/31      21474.39                    20053.67
  1992/02/29      21923.63                    20314.37
  1992/03/31      20579.99                    19918.24
  1992/04/30      19773.81                    20503.84
  1992/05/31      19605.86                    20604.31
  1992/06/30      18844.46                    20297.30
  1992/07/31      19572.27                    21127.46
  1992/08/31      19034.81                    20694.35
  1992/09/30      19370.72                    20938.54
  1992/10/31      20120.92                    21011.83
  1992/11/30      21464.55                    21728.33
  1992/12/31      22125.17                    21995.59
  1993/01/31      22561.85                    22180.35
  1993/02/28      22096.74                    22482.00
  1993/03/31      22977.86                    22956.37
  1993/04/30      22737.56                    22400.83
  1993/05/31      24431.14                    23001.17
  1993/06/30      24682.89                    23067.88
  1993/07/31      24614.23                    22975.60
  1993/08/31      25850.09                    23846.38
  1993/09/30      26330.71                    23662.76
  1993/10/31      26582.46                    24152.58
  1993/11/30      25506.80                    23923.13
  1993/12/31      26410.81                    24212.60
  1994/01/31      27074.51                    25035.83
  1994/02/28      26795.26                    24357.36
  1994/03/31      25577.85                    23295.38
  1994/04/30      25736.12                    23593.56
  1994/05/31      25139.58                    23980.49
  1994/06/30      23861.30                    23392.97
  1994/07/31      24689.14                    24160.26
  1994/08/31      26089.17                    25150.83
  1994/09/30      25772.64                    24534.64
  1994/10/31      26819.61                    25086.67
  1994/11/30      25748.29                    24173.01
  1994/12/31      26405.69                    24531.50
  1995/01/31      25906.55                    25167.60
  1995/02/28      26979.42                    26148.38
  1995/03/31      27958.71                    26920.02
  1995/04/30      28901.27                    27712.81
  1995/05/31      30027.46                    28820.49
  1995/06/30      32683.78                    29489.99
  1995/07/31      35915.43                    30467.88
  1995/08/31      36356.11                    30544.36
  1995/09/30      37298.68                    31833.33
  1995/10/31      36919.20                    31719.68
  1995/11/30      36894.72                    33112.18
  1995/12/31      35744.06                    33749.92
  1996/01/31      36307.15                    34898.76
  1996/02/29      37524.44                    35222.28
  1996/03/31      37669.27                    35561.47
  1996/04/30      39143.91                    36085.64
  1996/05/31      40368.39                    37016.29
  1996/06/30      39578.41                    37157.32
  1996/07/31      36550.12                    35515.71
  1996/08/31      37642.94                    36264.74
  1996/09/30      40170.90                    38305.72
  1996/10/31      40078.73                    39362.19
  1996/11/30      42303.87                    42337.58
  1996/12/31      41000.39                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970108 094953 R00000000000123

Let's say hypothetically that $10,000 was invested in Growth Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $41,000 - a 310.00% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                       % OF FUND'S
                       INVESTMENTS

Intel Corp.            2.5

General Electric Co.   2.4

Cisco Systems, Inc.    2.4

HFS, Inc.              1.9

Oracle Systems Corp.   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Technology           25.6

Health               11.0

Retail & Wholesale   9.0

Finance              8.2

Media & Leisure      6.3

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 9.199999999999999
Row: 1, Col: 2, Value: 45.0
Row: 1, Col: 3, Value: 45.8
Stocks  90.8%
Short-term investments 9.2%
FOREIGN INVESTMENTS 3.6%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW




NOTE TO SHAREHOLDERS: Jennifer Uhrig became Portfolio Manager of Growth Portfolio on January 7, 1997, after the period ended.
Q. WHAT CAN YOU TELL US ABOUT THE FUND'S PERFORMANCE, JENNIFER?
A. During the 12 months that ended December 31, 1996, the fund significantly underperformed the Standard & Poor's 500 Index, which returned 22.96% during the past one year.
Q. WHAT WERE THE CAUSES OF THE FUND'S RELATIVELY POOR PERFORMANCE?
A. There were three reasons for the fund's underperformance, and most of them affected the fourth quarter. First, the fund was significantly underweighted compared to the S&P 500 in financial services and energy stocks. Financial services was one of the best-performing groups in the stock market in 1996. In fact, it was one of only a few sectors that outperformed the general market. However, financial services is not what one would typically consider to be a growth area, and the fund traditionally has not had a strong weighting in this sector. Second, the fund's cash position was high - over 9% both six months ago and when the period ended - while the market was very strong throughout. Third and perhaps most important, the fund had twice the market's weighting in retail. This sector as a whole performed poorly, and some of the fund's retail holdings blew up, including Sunglass Hut. So those are three key reasons why the fund lagged its index.
Q. WHAT TYPE OF IMPACT DID THE FUND'S TECHNOLOGY INVESTMENTS HAVE ON
PERFORMANCE?
A. As it turned out, the technology investments did not help, relatively speaking. With about 26% of its holdings in technology at year-end, the fund had about twice the weighting of its index in this market sector. While technology generally performed well, the sector's strength came from just a few very large capitalization stocks - including Microsoft and IBM. The fund did own these stocks, but was not overweighted in them. In retrospect, larger investments in these stocks would have helped the fund.
Q. WHAT WAS THE STORY WITH THE FUND'S HEALTH CARE POSITION?
A. Health care was a strong sector, with the drug stocks doing quite well, particularly in the second half of the year. Unit growth has been better than expected, and pricing has stabilized. So the earnings momentum across this sector has been strong. Drug therapy is a lot cheaper than other types of therapy, such as hospitalization. Therefore, it is being preferred over hospital stays - hence the unit growth in prescription medicine. Drug stocks were also helped by the stock market's concern about the economy. Drug stocks such as Merck, Pfizer and Bristol-Myers Squibb are what I consider strong non-cyclical or economically defensive investments, meaning that they are not as influenced by the strength of the economy. If your health is at risk, you'll spend money on medicine, whether the economy is strong, weak or in-between.
Q. HOW ABOUT RETAIL?
A. Retailers are early cyclicals - what I call the "front end of the economy." They typically lead economic cycles up and lead economic cycles down. In this respect, they're the other side of the coin from health care. People who are worried about the economy typically are not spending as much money on retail goods. I believe investors' concern about the health of the economy was justified by the relatively lackluster Christmas season for retail. The fund's overweighting in this sector hurt, and investments in PETsMART, Staples and Lowe's - as well as Sunglass Hut that I mentioned earlier - dragged performance down.
Q. WHAT'S YOUR OUTLOOK FOR THE FIRST HALF OF THE YEAR, JENNIFER?
A. A lot depends on how well the economy does, and chances are it will be slower in 1997 than it was in 1996. I believe consumers are somewhat over-extended on their borrowing, and that's an environment that typically doesn't bode well for economic growth. Another argument for a slowdown in the economy is that we're five years into a recovery, which is a long time without a breather. I don't know if there will be a recession, but I can't really see the economy taking off a whole lot from the level it's at today. The good news is that growth stocks - because they tend to be less influenced by general economic cycles - can still do well if things slow down.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 90.8%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 1.4%
AEROSPACE & DEFENSE - 1.2%
Boeing Co.   467,200 $ 49,698,363
Gulfstream Aerospace Corp. (a)  185,300  4,493,525
Lockheed Martin Corp.   165,000  15,097,500
Wyman-Gordon Co. (a)  132,000  2,937,000
  72,226,388
DEFENSE ELECTRONICS - 0.2%
Raytheon Co.   259,100  12,469,188
TOTAL AEROSPACE & DEFENSE   84,695,576
BASIC INDUSTRIES - 1.8%
CHEMICALS & PLASTICS - 1.0%
Air Products & Chemicals, Inc.   71,100  4,914,788
Airgas, Inc. (a)  177,600  3,907,200
du Pont (E.I.) de Nemours & Co.   250,000  23,593,750
Monsanto Co.   600,000  23,325,000
Praxair, Inc.   150,000  6,918,750
  62,659,488
IRON & STEEL - 0.1%
Nucor Corp.   133,500  6,808,500
METALS & MINING - 0.3%
Aluminum Co. of America  155,500  9,913,125
Freeport McMoRan Copper & Gold, Inc.
 Class A  125,000  3,515,625
Inco Ltd.   151,800  4,844,622
Titanium Metals Corp. (a)  30,100  989,538
  19,262,910
PACKAGING & CONTAINERS - 0.3%
Crown Cork & Seal Co., Inc.   175,100  9,521,063
Tupperware Corp.   100,000  5,362,500
  14,883,563
PAPER & FOREST PRODUCTS - 0.1%
Kimberly-Clark Corp.   85,400  8,134,350
TOTAL BASIC INDUSTRIES   111,748,811
CONGLOMERATES - 1.0%
AlliedSignal, Inc.   300,000  20,100,000
Tyco International Ltd.   369,500  19,537,313
United Technologies Corp.   273,400  18,044,400
  57,681,713
CONSTRUCTION & REAL ESTATE - 0.7%
CONSTRUCTION - 0.3%
Oakwood Homes Corp.   875,000  20,015,625
ENGINEERING - 0.2%
MasTec, Inc. (a)  250,000  13,250,000
REAL ESTATE INVESTMENT TRUSTS - 0.2%
First Industrial Realty Trust, Inc.   178,800  5,431,050
RFS Hotel Investors, Inc.   343,300  6,780,175
  12,211,225
TOTAL CONSTRUCTION & REAL ESTATE   45,476,850
DURABLES - 4.1%
AUTOS, TIRES, & ACCESSORIES - 2.3%
AutoZone, Inc. (a)  775,000  21,312,500
Chrysler Corp.   1,285,700  42,428,100
Danaher Corp.   140,000  6,527,500
Eaton Corp.   150,000  10,462,500
General Motors Corp.   834,846  46,542,665

 SHARES VALUE (NOTE 1)
Honda Motor Co. Ltd.   165,000 $ 4,710,220
PACCAR, Inc.   60,400  4,107,200
TRW, Inc.   100,000  4,950,000
  141,040,685
CONSUMER DURABLES - 0.4%
Minnesota Mining & Manufacturing Co.   302,900  25,102,838
CONSUMER ELECTRONICS - 0.3%
Harman International Industries, Inc.   150,100  8,349,313
Newell Co.   218,000  6,867,000
  15,216,313
HOME FURNISHINGS - 0.0%
Furniture Brands International, Inc. (a) 85,700 1,199,800 TEXTILES & APPAREL - 1.1%
Adidas AG  63,300  5,461,499
Adidas AG (b)  45,600  3,934,350
Gucci Group NV  100,000  6,387,500
Liz Claiborne, Inc.   107,400  4,148,325
Mohawk Industries, Inc. (a)  216,700  4,767,400
NIKE, Inc. Class B  625,800  37,391,550
Tommy Hilfiger (a)  100,000  4,800,000
  66,890,624
TOTAL DURABLES   249,450,260
ENERGY - 6.0%
ENERGY SERVICES - 1.6%
Baker Hughes, Inc.   204,600  7,058,700
Diamond Offshore Drilling, Inc. (a)  145,100  8,270,700
Dresser Industries, Inc.   197,100  6,110,100
Halliburton Co.   269,800  16,255,450
Schlumberger Ltd.   350,000  34,956,250
Tidewater, Inc.   113,800  5,149,450
Transocean Offshore, Inc.   101,300  6,343,913
Varco International, Inc. (a)  239,500  5,538,438
Western Atlas, Inc. (a)  100,000  7,087,500
  96,770,501
OIL & GAS - 4.4%
Abacan Resource Corp. (a)  274,600  2,385,588
Amerada Hess Corp.   315,800  18,276,925
Anadarko Petroleum Corp.   103,300  6,688,675
Apache Corp.   263,900  9,335,463
Atlantic Richfield Co.   250,700  33,217,750
Barrett Resources Corp. (a)  300,000  12,787,500
Belco Oil & Gas Corp. (a)  69,000  1,888,875
Benton Oil & Gas Co. (a)  240,000  5,430,000
British Petroleum PLC ADR  209,871  29,670,513
Burlington Resources, Inc.   104,600  5,269,225
Chesapeake Energy Corp. (a)  209,400  11,647,875
Kerr-McGee Corp.   98,000  7,056,000
Louisiana Land & Exploration Co.   177,000  9,491,625
Nationale Elf Aquitaine   67,800  6,169,931
Noble Affiliates, Inc.   200,000  9,575,000
Occidental Petroleum Corp.   315,200  7,367,800
Parker & Parsley Petroleum Co.   137,200  5,042,100
Pennzoil Co.   89,500  5,056,750
Royal Dutch Petroleum Co. ADR  333,300  56,910,975
Texaco, Inc.   60,500  5,936,563
Titan Exploration, Inc.   141,700  1,700,400
Union Pacific Resources Group, Inc.   247,441  7,237,649
Unocal Corp.   254,601  10,343,166
  268,486,348
TOTAL ENERGY   365,256,849
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
FINANCE - 8.2%
BANKS - 2.3%
Bank of New York Co., Inc.   150,000 $ 5,062,500
BankAmerica Corp.   365,000  36,408,750
Chase Manhattan Corp.   60,400  5,390,700
Citicorp  467,300  48,131,900
First Bank System, Inc.   144,000  9,828,000
NationsBank Corp.   300,200  29,344,550
Norwest Corp.   130,200  5,663,700
  139,830,100
CREDIT & OTHER FINANCE - 1.1%
American Express Co.   625,000  35,312,500
Beneficial Corp.   136,100  8,625,338
Concord EFS, Inc. (a)  12,100  341,825
Green Tree Financial Corp.   230,000  8,883,750
Household International, Inc.   150,008  13,838,238
  67,001,651
FEDERAL SPONSORED CREDIT - 2.4%
Federal Home Loan Mortgage
 Corporation  400,000  44,050,000
Federal National Mortgage Association 2,650,000 98,712,500 Student Loan Marketing Association 15,000 1,396,875
  144,159,375
INSURANCE - 2.2%
Allstate Corp.   275,000  15,915,625
American General Corp.   75,400  3,081,975
American International Group, Inc.   300,000  32,475,000
CIGNA Corp.   80,000  10,930,000
Capital Re Corp.   94,400  4,401,400
General Re Corp.   75,200  11,862,800
ITT Hartford Group, Inc.   125,000  8,437,500
MBIA, Inc.   90,100  9,122,625
MGIC Investment Corp.   129,800  9,864,800
Marsh & McLennan Companies, Inc.   52,900  5,501,600
SunAmerica, Inc.   150,000  6,656,250
Travelers Group, Inc. (The)  220,000  9,982,500
UNUM Corp.   75,000  5,418,750
  133,650,825
SECURITIES INDUSTRY - 0.2%
Schwab (Charles) Corp.   311,300  9,961,600
United Asset Management Corp.   75,300  2,004,863
  11,966,463
TOTAL FINANCE   496,608,414
HEALTH - 11.0%
DRUGS & PHARMACEUTICALS - 5.9%
ALZA Corp. Class A (a)  176,500  4,566,938
American Home Products Corp.   550,000  32,243,750
Amgen, Inc. (a)  221,900  12,065,813
Biochem Pharmaceuticals, Inc. (a) 134,500 6,755,170 Biogen, Inc. (a) 579,400 22,451,750
Bristol-Myers Squibb Co.   422,800  45,979,500
Dura Pharmaceuticals, Inc. (a)  50,000  2,387,500
Elan Corp. PLC ADR (a)  200,000  6,650,000
Genentech, Inc. special (a)  385,000  20,645,625
Lilly (Eli) & Co.   275,000  20,075,000
Merck & Co., Inc.   895,500  70,968,375
Perseptive Biosystem, Inc. Class G
 (warrants) (a)  1,390  0
Pfizer, Inc.   645,300  53,479,238
Protein Design Labs, Inc. (a)  225,000  8,212,500
Schering-Plough Corp.   398,100  25,776,975

 SHARES VALUE (NOTE 1)
SmithKline Beecham PLC ADR  352,300 $ 23,956,400
Thermotrex Corp. (a)  2,800  76,650
  356,291,184
MEDICAL EQUIPMENT & SUPPLIES - 2.6%
Bergen Brunswig Corp. Class A  375,000  10,687,500
Boston Scientific Corp. (a)  215,700  12,942,000
Cardinal Health, Inc.   270,900  15,779,925
Johnson & Johnson  1,030,400  51,262,400
Medtronic, Inc.   552,500  37,570,000
Pall Corp.   200,000  5,100,000
St. Jude Medical, Inc. (a)  375,000  15,984,375
Sofamor/Danek Group, Inc. (a)  137,000  4,178,500
Sybron International, Inc. (a)  235,000  7,755,000
  161,259,700
MEDICAL FACILITIES MANAGEMENT - 2.5%
American Medical Response, Inc. (a) 185,000 6,012,500 Carematrix Corp. (a) 205,300 2,694,563
Columbia/HCA Healthcare Corp.   815,037  33,212,758
HEALTHSOUTH Rehabilitation Corp. (a) 1,320,300 50,996,588 Lincare Holdings, Inc. (a) 276,900 11,352,900
Oxford Health Plans, Inc. (a)  363,000  21,258,188
PacifiCare Health Systems, Inc. Class B (a) 168,300  14,347,575
United HealthCare Corp.   215,900  9,715,500
Vencor, Inc. (a)  76,925  2,432,753
  152,023,325
TOTAL HEALTH   669,574,209
HOLDING COMPANIES - 0.1%
Norfolk Southern Corp.   45,300  3,963,750
INDUSTRIAL MACHINERY & EQUIPMENT - 3.9%
ELECTRICAL EQUIPMENT - 3.0%
Alcatel Alsthom Compagnie Generale
 d'Electricite SA  67,900  5,452,933
American Power Conversion Corp. (a)  150,400  4,098,400
Duracell International, Inc.   25,500  1,781,813
Emerson Electric Co.   214,800  20,781,900
General Electric Co.   1,505,200  148,826,650
United Communication Industry PCL
 (For. Reg.)  154,000  1,656,947
  182,598,643
INDUSTRIAL MACHINERY & EQUIPMENT - 0.7%
Case Corp.   175,000  9,537,500
Caterpillar, Inc.   176,100  13,251,525
Illinois Tool Works, Inc.   67,600  5,399,550
Ingersoll-Rand Co.   200,000  8,900,000
MSC Industrial Direct, Inc. (a)  72,000  2,664,000
Stanley Works (The)  205,600  5,551,200
  45,303,775
POLLUTION CONTROL - 0.2%
USA Waste Services, Inc. (a)  160,000  5,100,000
WMX Technologies, Inc.   75,400  2,459,925
Zurn Industries, Inc.   146,500  3,827,313
  11,387,238
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   239,289,656
MEDIA & LEISURE - 6.3%
BROADCASTING - 0.4%
Clear Channel Communications, Inc. (a) 82,800 2,991,150 Evergreen Media Corp. Class A (a) 275,000 6,875,000
Lin Television Corp. (a)  105,800  4,470,050
PanAmSat Corp. (a)  320,000  8,960,000
Time Warner, Inc.   252  9,450
  23,305,650
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 0.5%
Disney (Walt) Co.   157,600 $ 10,972,900
MGM Grand, Inc. (a)  184,900  6,448,388
Regal Cinemas, Inc. (a)  150,000  4,612,500
Viacom, Inc. Class B (non-vtg.) (a)  175,000  6,103,125
  28,136,913
LEISURE DURABLES & TOYS - 0.3%
Harley-Davidson, Inc.   240,000  11,280,000
Nintendo Co. Ltd. Ord.   64,000  4,575,765
  15,855,765
LODGING & GAMING - 3.6%
Anchor Gaming (a)  100,000  4,025,000
Circus Circus Enterprises, Inc. (a) 640,700 22,024,063 Doubletree Corp. (a) 100,000 4,500,000
Extended Stay America, Inc. (a)  234,400  4,717,300
HFS, Inc. (a)  1,900,900  113,578,775
Hilton Hotels Corp.   500,000  13,062,500
Host Marriott Corp. (a)  350,000  5,600,000
ITT Corp. (a)  100,000  4,337,500
Mirage Resorts, Inc. (a)  1,281,100  27,703,788
Prime Hospitality Corp. (a)  76,500  1,233,563
Studio Plus Hotels, Inc. (a)  375,000  5,906,250
Sun International Hotels Ltd. Ord. (a) 198,600 7,248,900 Wyndham Hotel Corp. (a) 189,700 4,671,363
  218,609,002
PUBLISHING - 0.4%
Gannett Co., Inc.   75,000  5,615,625
Knight-Ridder, Inc.   100,000  3,825,000
New York Times Co. (The) Class A  131,100  4,981,800
Scholastic Corp. (a)  74,000  4,976,500
Times Mirror Co. Class A  167,900  8,353,025
  27,751,950
RESTAURANTS - 1.1%
Apple South, Inc.   505,600  6,825,600
Applebee's International, Inc.   235,000  6,462,500
Landry's Seafood Restaurants, Inc. (a) 518,100 11,074,388 Lone Star Steakhouse Saloon (a) 543,400 14,535,950
Outback Steakhouse, Inc. (a)  137,700  3,683,475
Planet Hollywood International, Inc.
 Class A (a)  275,000  5,431,250
Rainforest Cafe, Inc. (a)  45,100  1,059,850
Starbucks Corp. (a)  678,200  19,413,475
  68,486,488
TOTAL MEDIA & LEISURE   382,145,768
NONDURABLES - 4.1%
BEVERAGES - 1.3%
Anheuser-Busch Companies, Inc.   451,700  18,068,000
Coca-Cola Co. (The)  623,700  32,822,213
PepsiCo, Inc.   1,004,600  29,384,550
  80,274,763
FOODS - 0.2%
General Mills, Inc.   105,500  6,686,063
Smithfield Foods, Inc. (a)  28,100  1,067,800
  7,753,863
HOUSEHOLD PRODUCTS - 1.5%
Avon Products, Inc.   97,700  5,581,113
Clorox Co.   75,600  7,588,350
Gillette Co.   495,600  38,532,900
Premark International, Inc.   100,000  2,225,000

 SHARES VALUE (NOTE 1)
Procter & Gamble Co.   340,300 $ 36,582,250
USA Detergents, Inc. (a)  48,900  2,035,463
  92,545,076
TOBACCO - 1.1%
Philip Morris Companies, Inc.   538,500  60,648,563
RJR Nabisco Holdings Corp.   150,900  5,130,600
  65,779,163
TOTAL NONDURABLES   246,352,865
PRECIOUS METALS - 0.6%
Barrick Gold Corp.   415,000  11,882,226
Bre-X Minerals Ltd. (a)  259,800  4,112,529
Getchell Gold Corp. (a)  191,853  7,362,359
Newmont Mining Corp.   295,000  13,201,250
  36,558,364
RETAIL & WHOLESALE - 9.0%
APPAREL STORES - 1.0%
Footstar, Inc. (a)  79,172  1,969,404
Gap, Inc.   515,000  15,514,375
Just for Feet, Inc. (a)  1,313,800  34,487,250
Loehmanns, Inc. (a)  145,600  3,348,800
Saks Holdings, Inc. (a)  194,200  5,243,400
  60,563,229
DRUG STORES - 0.3%
CVS Corp.   275,000  11,378,125
General Nutrition Companies, Inc. (a) 63,700 1,074,938 Revco (D.S.), Inc. (a) 120,600 4,462,200
  16,915,263
GENERAL MERCHANDISE STORES - 2.2%
Consolidated Stores Corp. (a)  385,250  12,376,156
Dayton Hudson Corp.   195,900  7,689,075
Dollar General Corp.   135,312  4,329,984
Family Dollar Stores, Inc.   500,100  10,189,538
Federated Department Stores, Inc. (a) 300,000 10,237,500 Meyer (Fred), Inc. (a) 107,200 3,805,600
Price/Costco, Inc. (a)  131,700  3,308,963
Sears, Roebuck & Co.   275,000  12,684,375
Stein Mart, Inc. (a)  107,800  2,182,950
Wal-Mart Stores, Inc.   2,828,500  64,701,938
Woolworth Corp. (a)  218,700  4,784,063
  136,290,142
GROCERY STORES - 0.1%
Safeway, Inc. (a)  200,500  8,571,375
RETAIL & WHOLESALE, MISCELLANEOUS - 5.4%
Barnes & Noble, Inc. (a)  128,000  3,456,000
Bed Bath & Beyond, Inc. (a)  401,100  9,726,675
Circuit City Stores, Inc.   140,300  4,226,538
Corporate Express, Inc. (a)  496,200  14,606,888
Home Depot, Inc. (The)  1,018,500  51,052,313
Lowe's Companies, Inc.   1,700,000  60,350,000
Officemax, Inc. (a)  1,335,400  14,188,625
Office Depot, Inc. (a)  1,130,200  20,061,050
Petco Animal Supplies, Inc. (a)  88,100  1,828,075
PETsMART, Inc. (a)  2,937,900  64,266,563
Sports Authority, Inc. (a)  200,550  4,361,963
Staples, Inc. (a)  1,361,700  24,595,706
Sunglass Hut International, Inc. (a) 1,793,200 13,000,700 Toys "R" Us, Inc. (a) 829,400 24,882,000
U.S. Office Products Co. (a)  130,000  4,436,250
Viking Office Products, Inc. (a)  451,500  12,049,406
  327,088,752
TOTAL RETAIL & WHOLESALE   549,428,761
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SERVICES - 1.4%
ADVERTISING - 0.1%
Omnicom Group, Inc.   75,700 $ 3,463,275
Universal Outdoor Holdings, Inc. (a)  112,100  2,634,350
  6,097,625
EDUCATIONAL SERVICES - 0.1%
Sylvan Learning Systems (a)  101,000  2,878,500
LEASING & RENTAL - 0.4%
Hollywood Entertainment Corp. (a) 1,250,000 23,125,000 Movie Gallery, Inc. (a) 309,000 4,017,000
  27,142,000
SERVICES - 0.8%
ADT Ltd. (a)  271,600  6,212,850
APAC Teleservices, Inc. (a)  223,700  8,584,488
AccuStaff, Inc. (a)  435,000  9,189,375
Employee Solutions, Inc. (a)  30,000  615,000
Medpartners, Inc. (a)  205,500  4,315,500
Service Corp. International  585,700  16,399,600
Sitel Corp. (a)  150,100  2,120,163
Teletech Holdings, Inc. (a)  90,300  2,347,800
Zebra Technologies Corp. Class A (a)  32,300  755,013
  50,539,789
TOTAL SERVICES   86,657,914
TECHNOLOGY - 25.6%
COMMUNICATIONS EQUIPMENT - 4.1%
ADC Telecommunications, Inc. (a)  120,000  3,735,000
Ascend Communications, Inc. (a)  476,700  29,614,988
Aspect Telecommunications Corp. (a) 197,000 12,509,500 Checkpoint Systems, Inc. (a) 130,000 3,217,500
Cisco Systems, Inc. (a)  2,255,500  143,506,188
Lucent Technologies, Inc.   470,200  21,746,750
Nokia Corp. AB sponsored ADR  115,900  6,678,738
P-COM, Inc. (a)  22,500  666,563
Tellabs, Inc. (a)  188,900  7,107,363
3Com Corp. (a)  249,300  18,292,388
U.S. Robotics Corp. (a)  57,500  4,140,000
  251,214,978
COMPUTER SERVICES & SOFTWARE - 10.8%
Affiliated Computer Services, Inc.
 Class A (a)  300,000  8,925,000
America Online, Inc. (a)  224,500  7,464,625
American Management Systems, Inc. (a)  250,000  6,125,000
Automatic Data Processing, Inc.   547,700  23,482,638
BBN Corp. (a)  100,000  2,250,000
BMC Software, Inc. (a)  300,000  12,412,500
CUC International, Inc. (a)  3,977,600  94,468,000
Cadence Design Systems, Inc. (a) 450,000 17,887,500 Ceridian Corp. (a) 120,000 4,860,000
Citrix Systems, Inc. (a)  42,300  1,652,344
Computer Associates International, Inc.   354,600  17,641,350
Computer Horizons Corp. (a)  15,000  577,500
Computer Sciences Corp. (a)  294,800  24,210,450
CompUSA, Inc. (a)  1,479,000  30,504,375
DST Systems, Inc. (a)  100,000  3,137,500
Electronic Data Systems Corp. 244,300 10,565,975 Electronics for Imaging, Inc. (a) 160,000 13,160,000
Equifax, Inc.   225,300  6,899,813
First Data Corp.   322,380  11,766,870
HBO & Co.   435,800  25,875,625
Henry (Jack) & Associates, Inc.   53,900  1,926,925

 SHARES VALUE (NOTE 1)
Inso Corp. (a)  132,300 $ 5,258,925
McAfee Associates, Inc. (a)  466,500  20,526,000
Microsoft Corp. (a)  725,000  59,903,125
Netscape Communications Corp. (a)  412,100  23,438,188
Oracle Systems Corp. (a)  2,636,700  110,082,225
Parametric Technology Corp.   531,000  27,280,125
Paychex, Inc.   287,500  14,788,281
PeopleSoft, Inc. (a)  540,000  25,886,250
Physician Computer Network, Inc. (a)  351,200  2,985,200
Policy Management Systems Corp. (a)  150,000  6,918,750
Remedy Corp. (a)  120,400  6,471,500
Sabre Group Holdings, Inc. Class A (a)  76,200  2,124,075
SunGard Data Systems, Inc. (a)  275,000  10,862,500
Sybase, Inc. (a)  136,400  2,276,175
Technology Solutions, Inc. (a)  175,000  7,262,500
Viasoft, Inc. (a)  125,000  5,906,250
  657,764,059
COMPUTERS & OFFICE EQUIPMENT - 5.5%
Adaptec, Inc. (a)  1,040,800  41,632,000
Bay Networks, Inc. (a)  270,000  5,636,250
Compaq Computer Corp. (a)  701,400  52,078,950
Dell Computer Corp. (a)  454,700  24,155,938
Diebold, Inc.   28,600  1,798,225
EMC Corp. (a)  563,000  18,649,375
FileNet Corp. (a)  236,600  7,571,200
Gateway 2000, Inc. (a)  89,300  4,783,131
Hewlett-Packard Co.   356,500  17,914,125
Ingram Micro, Inc. Class A (a)  162,200  3,730,600
International Business Machines Corp.   615,000  92,865,000
Lexmark International Group, Inc. (a)  142,700  3,942,088
Micron Electronics, Inc. (a)  322,600  6,270,538
Pitney Bowes, Inc.   200,000  10,900,000
Quantum Corp. (a)  231,600  6,629,550
Seagate Technology (a)  668,200  26,393,900
Tech Data Corp. (a)  275,500  7,541,813
  332,492,683
ELECTRONIC INSTRUMENTS - 0.4%
Applied Materials, Inc. (a)  184,000  6,612,500
Perkin-Elmer Corp.   79,700  4,692,338
Thermo Electron Corp.   275,000  11,343,750
  22,648,588
ELECTRONICS - 4.6%
Analog Devices, Inc. (a)  300,000  10,162,500
Atmel Corp. (a)  398,500  13,200,313
Cirrus Logic, Inc. (a)  225,900  3,501,450
Etec Systems, Inc. (a)  151,000  5,775,750
Intel Corp.   1,150,000  150,578,125
KEMET Corp. (a)  199,700  4,643,025
Linear Technology Corp.   515,000  22,595,625
Maxim Integrated Products, Inc. (a)  530,400  22,939,800
Micron Technology, Inc.   256,500  7,470,563
Motorola, Inc.   135,400  8,310,175
Solectron Corp. (a)  95,100  5,075,963
Storage Technology Corp. (a)  162,300  7,729,538
Texas Instruments, Inc.   152,300  9,709,125
Xilinx, Inc. (a)  159,300  5,864,231
  277,556,183
PHOTOGRAPHIC EQUIPMENT - 0.2%
Eastman Kodak Co.   185,100  14,854,275
TOTAL TECHNOLOGY   1,556,530,766
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.0%
AIR TRANSPORTATION - 0.8%
AMR Corp. (a)  185,000 $ 16,303,125
America West Airlines, Inc. Class B (a)  529,600  8,407,400
Atlantic Southeast Airlines, Inc.   269,700  5,899,688
Comair Holdings, Inc.   150,000  3,600,000
Delta Air Lines, Inc.   37,600  2,664,900
Midwest Express Holdings, Inc. (a)  200,000  7,200,000
UAL Corp. (a)  125,000  7,812,500
  51,887,613
RAILROADS - 0.2%
CSX Corp.   244,000  10,309,000
TOTAL TRANSPORTATION   62,196,613
UTILITIES - 4.6%
CELLULAR - 1.6%
AirTouch Communications, Inc. (a)  1,851,800  46,757,950
Arch Communications Group, Inc. (a)  325,043  3,047,278
Palmer Wireless, Inc. (a)  947,200  9,945,600
360 Degrees Communications Co. (a)  675,800  15,627,875
Vanguard Cellular Systems, Inc.
  Class A (a)  1,146,700  18,060,525
  93,439,228
GAS - 0.2%
Enron Corp.   304,900  13,148,813
TELEPHONE SERVICES - 2.8%
Ameritech Corp.  190,500  11,549,063
Bell Atlantic Corp.   183,700  11,894,575
BellSouth Corp.   374,700  15,128,513
Cincinnati Bell, Inc.   65,400  4,030,275
Comsat Corp., Series 1  125,000  3,078,125
GTE Corp.   75,500  3,435,250
LCI International, Inc. (a)  771,200  16,580,800
MCI Communications Corp.   806,200  26,352,663
MFS Communications, Inc.   641,700  34,972,650
Mastech Corp.   56,400  1,071,600
SBC Communications, Inc.   162,500  8,409,375
Sprint Corp.   258,500  10,307,688
Telebras sponsored ADR  75,000  5,737,500
Telefonos de Mexico SA sponsored
 ADR representing Ord. Class L shares  75,000  2,475,000
WorldCom, Inc. (a)  625,600  16,304,700
  171,327,777
TOTAL UTILITIES   277,915,818
TOTAL COMMON STOCKS
 (Cost $4,316,599,345)   5,521,532,957
CASH EQUIVALENTS - 9.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 556,529,620  556,321,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $4,872,920,345) $  6,077,853,957
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $3,934,350 or 0.1% of net assets.
3. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Hollywood
 Entertainment Corp.  $ 172,425 $ 546,875 $ - $ -
Lycos, Inc.   -  -  -  -
Microwave Power
 Devices, Inc.   -  1,172,000  -  -
Sunglass Hut
 International, Inc.   17,079,408  19,336,265  -  -
Vanguard Cellular
 Systems, Inc. Class A   1,032,413  15,999,485  -  -
Wyndham Hotel Corp.   324,910  -  -  -
TOTALS  $ 18,609,156 $ 37,054,625 $ - $ -
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $5,184,860,168 and $3,798,902,641, respectively, of which U.S. government and government agency obligations aggregated $109,306,406 and $168,455,938, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $1,209,835 for the period (see Note 4 of Notes to Financial Statements).
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $4,886,896,501. Net unrealized appreciation aggregated $1,190,957,456, of which $1,309,441,776 related to appreciated investment securities and $118,484,320 related to depreciated investment securities.
The fund hereby designates approximately $182,971,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: GROWTH PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                     $ 6,077,853,957
value (including repurchase agreements of $556,321,000) (cost $4,872,920,345) -
See accompanying schedule

Cash                                                                                              832

Receivable for investments sold                                                                   6,982,553

Receivable for fund shares sold                                                                   8,213,411

Dividends receivable                                                                              4,888,033

Other receivables                                                                                 435,798

 TOTAL ASSETS                                                                                     6,098,374,584

LIABILITIES

Payable for fund shares redeemed                                                   $ 8,403,261

Accrued management fee                                                              3,074,604

Other payables and                                                                  473,065
accrued expenses

 TOTAL LIABILITIES                                                                                11,950,930

NET ASSETS                                                                                       $ 6,086,423,654

Net Assets consist of:

Paid in capital                                                                                  $ 4,671,288,904

Undistributed net investment income                                                               41,404,557

Accumulated undistributed                                                                         168,796,602
net realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation (depreciation) on investments                                         1,204,933,591
and assets and liabilities in
foreign currencies

NET ASSETS, for 195,423,359 shares outstanding                                                   $ 6,086,423,654

NET ASSET VALUE, offering price                                                                   $31.14
and redemption price per
share ($6,086,423,654 (divided by) 195,423,359 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 44,216,166
Dividends

Interest                                                                           33,387,635

 TOTAL INCOME                                                                      77,603,801

EXPENSES

Management fee                                                     $ 31,760,621

Transfer agent fees                                                 3,029,150

Accounting fees and expenses                                        808,115

Non-interested trustees' compensation                               29,313

Custodian fees and expenses                                         156,863

Registration fees                                                   47,360

Audit                                                               66,493

Legal                                                               33,943

Miscellaneous                                                       28,325

 Total expenses before reductions                                   35,960,183

 Expense reductions                                                 (701,029       35,259,154
                                                                   )

NET INVESTMENT INCOME                                                              42,344,647

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   186,716,014
 realized loss of $15,650,936
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (2,445         186,713,569
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              451,420,485

 Assets and liabilities in                                          (146           451,420,339
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    638,133,908

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 680,478,555

OTHER INFORMATION

Expense reductions                                                                $ 694,383
Directed brokerage arrangements

 Custodian interest credits                                                        6,646

                                                                                  $ 701,029


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 42,344,647       $ 11,674,225

Net investment income


 Net realized gain (loss)                                                                         186,713,569        361,319,825


 Change in net unrealized appreciation (depreciation)                                             451,420,339        474,991,263


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  680,478,555        847,985,313


Distributions to shareholders                                                                     (11,769,237)       (12,404,421)

From net investment income


 From net realized gain                                                                           (297,173,230)      -


 TOTAL DISTRIBUTIONS                                                                              (308,942,467)      (12,404,421)


Share transactions                                                                                2,599,782,601      2,059,928,760

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    308,942,467        12,404,421


 Cost of shares redeemed                                                                          (1,356,539,313)    (887,081,596)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,552,185,755      1,185,251,585


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         1,923,721,843      2,020,832,477


NET ASSETS


 Beginning of period                                                                              4,162,701,811      2,141,869,334


 End of period (including undistributed net investment income of $41,404,557 and $10,790,283,    $ 6,086,423,654    $ 4,162,701,811

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             87,784,118         76,302,442


 Issued in reinvestment of distributions                                                          11,121,040         568,749


 Redeemed                                                                                         (46,058,296)       (33,037,870)


 Net increase (decrease)                                                                          52,846,862         43,833,321




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period       $ 29.20       $ 21.69       $ 23.08       $ 19.76       $ 18.51

Income from Investment Operations

 Net investment income                     .22           .08           .12           .12           .09

 Net realized and unrealized gain (loss)   3.82          7.55          (.12)         3.64          1.64

 Total from investment operations          4.04          7.63          -             3.76          1.73



Less Distributions

 From net investment income                (.08)         (.12)         (.12)         (.11)         (.05)

 From net realized gain                    (2.02)        -             (1.27)        (.21)         (.43)

 In excess of net realized gain            -             -             -             (.12)         -

 Total distributions                       (2.10)        (.12)         (1.39)        (.44)         (.48)

Net asset value, end of period             $ 31.14       $ 29.20       $ 21.69       $ 23.08       $ 19.76

TOTAL RETURN A, B                          14.71%        35.36%        (.02)%        19.37%        9.32%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)    $ 6,086,424   $ 4,162,702   $ 2,141,869   $ 1,383,849   $ 749,837

Ratio of expenses to average net assets    .69%          .70%          .70%          .71%          .75%

Ratio of expenses to average net assets
after expense reductions                    .67% D        .70%          .69%          .71%          .75%
                                                                                      D

Ratio of net investment income to average
net assets                                 .81%          .37%          .69%          .72%          .83%

Portfolio turnover rate                    81%           108%          122%          159%          262%

Average commission rate E                  $ .0416

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL
STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C  EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT
CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND
TO FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




1. SIGNIFICANT ACCOUNTING POLICIES.
Growth Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities) is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .30%. For the period, the management fee was equivalent to an annual rate of .61% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the months plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 28%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Growth Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Growth Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Growth Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.94 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.21 per share from net investment income.








INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Jennifer Uhrig, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
Brown Brothers Harriman & Co., Boston, MA
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: EQUITY-INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   14   The auditors' opinion.

DISTRIBUTIONS                       15



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                    PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                YEAR     YEARS    YEARS

EQUITY-INCOME                    14.28%   17.98%   13.74%

S&P 500 (registered trademark)   22.96%   15.22%   15.27%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare these figures to the performance of the Standard & Poor's 500 Index - a widely recognized, unmanaged index of common stocks. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of how
it will do tomorrow. The stock market, for
example, has a history of growth in the long run
and volatility in the short run. In turn, the share
price and return of a fund that invests in stocks
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money.
$10,000 OVER THE PAST 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970120 075109 S00000000000001
             VIP:  Equity-Income         SP Standard & Poor 500
             00150                       SP001
  1986/12/31      10000.00                    10000.00
  1987/01/31      11147.70                    11347.00
  1987/02/28      11407.19                    11795.21
  1987/03/31      11696.79                    12136.09
  1987/04/30      11405.62                    12028.08
  1987/05/31      11475.90                    12132.72
  1987/06/30      11715.12                    12745.42
  1987/07/31      12161.41                    13391.62
  1987/08/31      12496.13                    13891.12
  1987/09/30      12233.85                    13586.91
  1987/10/31       9846.51                    10660.29
  1987/11/30       9405.93                     9781.88
  1987/12/31       9886.75                    10526.28
  1988/01/31      10589.95                    10969.44
  1988/02/29      11114.72                    11480.61
  1988/03/31      10921.23                    11125.86
  1988/04/30      11102.01                    11249.36
  1988/05/31      11250.88                    11347.23
  1988/06/30      11890.98                    11868.07
  1988/07/31      11869.44                    11822.97
  1988/08/31      11664.79                    11420.99
  1988/09/30      12011.40                    11907.52
  1988/10/31      12218.68                    12238.55
  1988/11/30      12022.31                    12063.54
  1988/12/31      12132.06                    12274.65
  1989/01/31      12881.37                    13173.16
  1989/02/28      12815.25                    12845.14
  1989/03/31      13092.83                    13144.44
  1989/04/30      13598.12                    13826.63
  1989/05/31      14002.36                    14386.61
  1989/06/30      14011.95                    14304.61
  1989/07/31      14828.85                    15596.31
  1989/08/31      15067.11                    15902.00
  1989/09/30      14897.72                    15836.80
  1989/10/31      14038.23                    15469.39
  1989/11/30      14118.45                    15784.96
  1989/12/31      14236.27                    16163.80
  1990/01/31      13274.83                    15079.21
  1990/02/28      13353.50                    15273.73
  1990/03/31      13375.52                    15678.49
  1990/04/30      12911.77                    15286.53
  1990/05/31      13766.04                    16776.96
  1990/06/30      13628.98                    16662.88
  1990/07/31      13295.66                    16609.56
  1990/08/31      12233.98                    15108.05
  1990/09/30      11284.97                    14372.29
  1990/10/31      10997.21                    14310.49
  1990/11/30      11785.41                    15234.95
  1990/12/31      12059.63                    15660.00
  1991/01/31      12706.36                    16342.78
  1991/02/28      13581.35                    17511.29
  1991/03/31      13863.09                    17935.06
  1991/04/30      13927.87                    17978.11
  1991/05/31      14692.28                    18754.76
  1991/06/30      14091.53                    17895.79
  1991/07/31      14890.40                    18729.74
  1991/08/31      15204.71                    19173.63
  1991/09/30      15100.36                    18853.43
  1991/10/31      15351.81                    19106.07
  1991/11/30      14690.09                    18336.09
  1991/12/31      15851.00                    20433.74
  1992/01/31      16065.02                    20053.67
  1992/02/29      16586.70                    20314.37
  1992/03/31      16383.45                    19918.24
  1992/04/30      16896.70                    20503.84
  1992/05/31      17031.76                    20604.31
  1992/06/30      16882.65                    20297.30
  1992/07/31      17400.02                    21127.46
  1992/08/31      17018.80                    20694.35
  1992/09/30      17195.47                    20938.54
  1992/10/31      17401.32                    21011.83
  1992/11/30      18032.60                    21728.33
  1992/12/31      18527.78                    21995.59
  1993/01/31      19080.85                    22180.35
  1993/02/28      19509.47                    22482.00
  1993/03/31      20090.87                    22956.37
  1993/04/30      20007.33                    22400.83
  1993/05/31      20369.33                    23001.17
  1993/06/30      20608.92                    23067.88
  1993/07/31      20889.31                    22975.60
  1993/08/31      21688.44                    23846.38
  1993/09/30      21605.52                    23662.76
  1993/10/31      21803.09                    24152.58
  1993/11/30      21422.06                    23923.13
  1993/12/31      21917.23                    24212.60
  1994/01/31      22882.50                    25035.83
  1994/02/28      22293.23                    24357.36
  1994/03/31      21360.60                    23295.38
  1994/04/30      22096.65                    23593.56
  1994/05/31      22306.96                    23980.49
  1994/06/30      22169.14                    23392.97
  1994/07/31      22909.62                    24160.26
  1994/08/31      24088.35                    25150.83
  1994/09/30      23693.72                    24534.64
  1994/10/31      24180.06                    25086.67
  1994/11/30      23389.76                    24173.01
  1994/12/31      23465.84                    24531.50
  1995/01/31      23832.73                    25167.60
  1995/02/28      24741.48                    26148.38
  1995/03/31      25595.80                    26920.02
  1995/04/30      26307.69                    27712.81
  1995/05/31      27100.48                    28820.49
  1995/06/30      27489.85                    29489.99
  1995/07/31      28547.77                    30467.88
  1995/08/31      28905.84                    30544.36
  1995/09/30      29865.49                    31833.33
  1995/10/31      29521.83                    31719.68
  1995/11/30      30798.28                    33112.18
  1995/12/31      31700.57                    33749.92
  1996/01/31      32621.81                    34898.76
  1996/02/29      32731.39                    35222.28
  1996/03/31      33075.93                    35561.47
  1996/04/30      33506.60                    36085.64
  1996/05/31      33868.37                    37016.29
  1996/06/30      33558.28                    37157.32
  1996/07/31      31921.71                    35515.71
  1996/08/31      32576.34                    36264.74
  1996/09/30      33971.73                    38305.72
  1996/10/31      34523.00                    39362.19
  1996/11/30      36831.42                    42337.58
  1996/12/31      36228.48                    41498.87
IMATRL PRASUN   SHR__CHT 19961231 19970120 075111 R00000000000123

Let's say hypothetically $10,000 was invested in Equity-Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $36,228 - a 262.28% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the S&P 500 would have grown to $41,499 over the same period - a 314.99% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                                % OF FUND'S
                                INVESTMENTS

British Petroleum PLC ADR       3.2

Aetna, Inc.                     2.5

General Electric Co.            2.2

Intel Corp.                     2.0

Royal Dutch Petroleum Co. ADR   1.8

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 19966
              % OF FUND'S
              INVESTMENTS

Finance       16.4

Energy        14.6

Health        13.3

Technology    7.9

Nondurables   7.9

ASSET ALLOCATION AS OF DECEMBER 31, 1996 *
Row: 1, Col: 1, Value: 6.8
Row: 1, Col: 2, Value: 1.7
Row: 1, Col: 3, Value: 91.5
Stocks  91.5%
Bonds  1.7%
Short-term investments 6.8%
FOREIGN INVESTMENTS 8.1%
*
(% OF FUND'S INVESTMENTS)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



NOTE TO SHAREHOLDERS: Stephen Petersen became Portfolio Manager of Equity-Income Portfolio on January 6, 1997, after the period ended.
Q. HOW DID THE FUND PERFORM, STEPHEN?
A. While performing well on an absolute basis, the fund underperformed the Standard & Poor's 500 Index, which returned 22.96% for the 12 months ended December 31, 1996.
Q. WHY WERE THE FUND'S RETURNS DISAPPOINTING DURING THE PAST SIX MONTHS?
A. There are a couple of reasons. Primarily, though, it's because of the equity-income style of investing that the fund follows. Equity-income fund managers seek to own stocks of quality companies that also have attractive dividend yields equal to or greater than the market average. Having that sort of orientation attracts equity-income style managers to utility stocks, financial stocks and cyclical stocks such as automobiles and basic industries. As a group, the industries I just mentioned - with the exception of financial stocks - performed well on an absolute basis but underperformed the overall market during the past year. As in 1995, the strong performance of the overall stock market was primarily concentrated in technology stocks and larger market-capitalization stocks such as Coca Cola and Gillette.
Q. AND THE FUND DIDN'T HAVE LARGE HOLDINGS IN MANY OF THE OUTPERFORMING
STOCKS?
A. Exactly. The past 12 months have not really been a stock picker's market, but one in which the S&P 500 managed to outperform most actively managed mutual funds such as this one. Also, the fund had a fairly large weighting in mid-cap stocks that also underperformed the market average.
Q. WHAT HOLDINGS DID PERFORM WELL?
A. Some of the fund's top holdings performed well, including General Electric, IBM and Philip Morris. The fund also was helped by its weighting in financial stocks such as Aetna, the Federal National Mortgage Association, Citicorp and American Express. However, some of the fund's utility stocks and convertible bonds were drags on performance.
Q. YOU TOOK OVER THE FUND IN EARLY JANUARY 1997. WHAT ARE YOUR PLANS FOR THE FUND? WHAT CHANGES CAN SHAREHOLDERS EXPECT FROM YOU?
A. As an equity-income manager, my investment strategy is to look for better-than-average yielding large-cap stocks with attractive attributes that will lead to capital appreciation over time. I try to buy stocks that are currently out-of-favor within this framework, and try to avoid taking large positions in certain segments of the market, such as mid-cap stocks or convertible bonds. Once the out-of-favor stocks appreciate, I sell them and buy other out-of-favor stocks. Mine is a methodical, straight-forward process that emphasizes individual stock picking more than anything else.
Q. WHAT DO YOU LOOK FOR IN DIVIDEND-YIELDING STOCKS?
A. I usually buy stocks that have dividend yields equal to or above the average yield of the S&P 500 - currently about 2%. If I own companies with lower yields, it's because the company has decided to distribute excess capital to shareholders in other ways, such as stock repurchase programs. This is consistent with my strategy of owning companies that are strong income producers with higher-than-average dividends, along with stocks of undervalued companies that I think have the potential to appreciate over time.
Q. DOES THE FUND OWN TURNAROUND STOCKS OR COMPANIES THAT ARE UNDERGOING POSITIVE CHANGE?
A. Yes. While my goal is to have the fund primarily invested in quality companies with consistent earnings growth, I would like to own some companies that haven't performed well in the market recently, and therefore may have lower valuations and better opportunity for capital appreciation. It's an approach I've used in the past with some other funds I've managed and it's worked well.
Q. WHAT'S YOUR OUTLOOK FOR THE MONTHS AHEAD?
A. I don't sense that there's been any significant change in the mood of the market - it still favors consistent earnings growth. Since the market continues to reward stocks of large-cap companies with consistent earnings, it's quite difficult to outperform the general market, especially with the equity-income style of investing. However, as everyone knows, the economic recovery has been underway since 1991 - historically, quite a long period of time for a strong economy without an interruption or correction. Therefore, I'm trying to structure the fund so it can perform relatively well when and if the market changes course. While I think the outlook for this fund remains good, investors should be cautious after the past two years of more than 20% returns from the overall market.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 89.7%
 SHARES VALUE (NOTE 1)
AEROSPACE & DEFENSE - 5.0%
AEROSPACE & DEFENSE - 3.3%
Alliant Techsystems, Inc. (a)  215,000 $ 11,825,000
Boeing Co.   834,000  88,716,750
Lockheed Martin Corp.   425,603  38,942,675
Northrop Grumman Corp.   874,500  72,364,875
Thiokol Corp.   376,700  16,857,325
  228,706,625
DEFENSE ELECTRONICS - 0.7%
Litton Industries, Inc. (a)  1,042,500  49,649,063
SHIP BUILDING & REPAIR - 1.0%
General Dynamics Corp.   991,500  69,900,750
TOTAL AEROSPACE & DEFENSE   348,256,438
BASIC INDUSTRIES - 4.6%
CHEMICALS & PLASTICS - 2.8%
IMC Fertilizer Group, Inc.   1,084,900  42,446,713
Monsanto Co.   1,940,000  75,417,500
Raychem Corp.   239,400  19,181,925
Synetic, Inc. (a)(d)  1,157,582  56,142,727
  193,188,865
METALS & MINING - 1.8%
Alcan Aluminium Ltd.   1,400,000  47,233,468
Aluminum Co. of America  740,900  47,232,375
Inco Ltd.   1,029,193  32,846,186
  127,312,029
TOTAL BASIC INDUSTRIES   320,500,894
CONGLOMERATES - 2.1%
AlliedSignal, Inc.   1,055,100  70,691,700
Coltec Industries, Inc. (a)  1,371,600  25,888,950
Tyco International Ltd.   962,742  50,904,983
  147,485,633
CONSTRUCTION & REAL ESTATE - 0.5%
BUILDING MATERIALS - 0.5%
Masco Corp.   1,045,400  37,634,400
DURABLES - 2.1%
AUTOS, TIRES, & ACCESSORIES - 0.2%
Snap-on Tools Corp.   335,150  11,939,719
CONSUMER DURABLES - 0.3%
Minnesota Mining &
 Manufacturing Co.   269,500  22,334,813
CONSUMER ELECTRONICS - 1.2%
Sunbeam-Oster, Inc.   3,092,300  79,626,725
TEXTILES & APPAREL - 0.4%
Reebok International Ltd.   687,700  28,883,400
TOTAL DURABLES   142,784,657
ENERGY - 14.5%
ENERGY SERVICES - 1.1%
BJ Services Co. (a)  144,100  7,349,100
Schlumberger Ltd.   720,600  71,969,925
  79,319,025
OIL & GAS - 13.4%
Amerada Hess Corp.   464,500  26,882,938
Amoco Corp.   150,000  12,075,000
British Petroleum PLC ADR  1,591,493  224,997,323
Burlington Resources, Inc.   566,700  28,547,513

 SHARES VALUE (NOTE 1)
Chevron Corp.   929,600 $ 60,424,000
Exxon Corp.   1,040,000  101,920,000
Lomak Petroleum, Inc.   329,000  5,634,125
Mobil Corp.   136,300  16,662,675
Occidental Petroleum Corp.   1,665,200  38,924,050
Pennzoil Co.   1,100,400  62,172,600
Royal Dutch Petroleum Co. ADR  724,500  123,708,375
Texaco, Inc.   1,080,000  105,975,000
Tosco Corp.   216,600  17,138,475
Total SA Class B  594,700  48,355,183
Unocal Corp.   1,447,665  58,811,391
  932,228,648
TOTAL ENERGY   1,011,547,673
FINANCE - 15.2%
BANKS - 7.8%
Bank of Boston Corp.   1,127,100  72,416,175
Bank of New York Co., Inc.   1,675,000  56,531,250
BankAmerica Corp.   734,700  73,286,325
Chase Manhattan Corp.   1,040,000  92,820,000
Citicorp  874,400  90,063,200
First Bank System, Inc.   592,530  40,440,173
National City Corp.   1,057,785  47,468,102
SunTrust Banks, Inc.   767,300  37,789,525
U.S. Bancorp  728,700  32,745,956
  543,560,706
CREDIT & OTHER FINANCE - 0.7%
American Express Co.   905,172  51,142,218
FEDERAL SPONSORED CREDIT - 1.5%
Federal Home Loan
 Mortgage Corporation  100,900  11,111,613
Federal National Mortgage
 Association  2,478,700  92,331,575
  103,443,188
INSURANCE - 4.4%
Aetna, Inc.   2,135,700  170,856,000
Allstate Corp.   774,999  44,853,056
ITT Hartford Group, Inc.   663,300  44,772,750
Travelers Group, Inc. (The)  1,011,667  45,904,375
  306,386,181
SAVINGS & LOANS - 0.5%
Great Western Financial Corp.   1,184,100  34,338,900
SECURITIES INDUSTRY - 0.3%
Lehman Brothers Holdings, Inc.   598,800  18,787,350
TOTAL FINANCE   1,057,658,543
HEALTH - 12.2%
DRUGS & PHARMACEUTICALS - 5.4%
American Home Products Corp.   1,773,000  103,942,125
Barr Laboratories, Inc. (a)(d)  1,141,800  28,973,175
Bristol-Myers Squibb Co.   675,400  73,449,750
Genentech, Inc. special (a)  534,400  28,657,200
Lilly (Eli) & Co.   495,800  36,193,400
Schering-Plough Corp.   219,700  14,225,575
Sepracor, Inc. (a)  475,000  7,896,875
Warner-Lambert Co.   1,049,000  78,675,000
  372,013,100
MEDICAL EQUIPMENT & SUPPLIES - 3.6%
Bard (C.R.), Inc.   1,173,500  32,858,000
Cardiac Control Systems, Inc. (a)(d)  99,800  149,700
Cardinal Health, Inc.   1,768,700  103,026,775
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
HEALTH - CONTINUED
MEDICAL EQUIPMENT & SUPPLIES - CONTINUED
Nellcor, Inc. (a)  421,700 $ 9,224,688
U.S. Surgical Corp.   2,707,000  106,588,125
  251,847,288
MEDICAL FACILITIES MANAGEMENT - 3.2%
Beverly Enterprises, Inc. (a)(d)  5,522,000  70,405,500
Columbia/HCA Healthcare Corp.   2,422,350  98,710,763
Integramed America, Inc. (a)(d)  605,500  983,938
PacifiCare Health Systems, Inc.
 Class B (a)  624,000  53,196,000
US Diagnostic Labs, Inc. (a)  100,000  925,000
  224,221,201
TOTAL HEALTH   848,081,589
HOLDING COMPANIES - 0.1%
Koor Industries Ltd. sponsored ADR 617,300 10,494,100 INDUSTRIAL MACHINERY & EQUIPMENT - 4.2%
ELECTRICAL EQUIPMENT - 2.3%
American Superconductor Corp. (a)  419,800  4,460,375
General Electric Co.   1,572,800  155,510,600
  159,970,975
INDUSTRIAL MACHINERY & EQUIPMENT - 0.8%
Caterpillar, Inc.   695,000  52,298,750
POLLUTION CONTROL - 1.1%
WMX Technologies, Inc.   2,405,200  78,469,650
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   290,739,375
MEDIA & LEISURE - 4.4%
ENTERTAINMENT - 1.7%
All American Communications, Inc. (a)  280,434  3,785,859
GC Cos., Inc. (a)  251,100  8,694,338
Viacom, Inc. Class B (non-vtg.)(a)  3,148,500  109,803,938
  122,284,135
LEISURE DURABLES & TOYS - 1.4%
Hasbro, Inc.   2,490,500  96,818,188
LODGING & GAMING - 0.7%
HFS, Inc.   365,000  21,808,750
Mirage Resorts, Inc. (a)  266,600  5,765,225
WMS Industries, Inc. (a)  981,800  19,636,000
  47,209,975
PUBLISHING - 0.6%
Harcourt General, Inc.   385,600  17,785,800
Hollinger International, Inc. Class A  1,989,400  22,878,100
  40,663,900
TOTAL MEDIA & LEISURE   306,976,198
NONDURABLES - 7.9%
BEVERAGES - 0.9%
Anheuser-Busch Companies, Inc.   1,595,300  63,812,000
FOODS - 1.0%
General Mills, Inc.   1,060,600  67,215,525
HOUSEHOLD PRODUCTS - 4.5%
Avon Products, Inc.   90,600  5,175,525
Colgate-Palmolive Co.   330,000  30,442,500
Gillette Co.   1,250,700  97,241,925
Procter & Gamble Co.   810,800  87,161,000
Stanhome, Inc.   474,900  12,584,850

 SHARES VALUE (NOTE 1)
Unilever NV ADR  200,000 $ 35,050,000
Unilever PLC Ord.  1,705,400  41,337,105
  308,992,905
TOBACCO - 1.5%
Philip Morris Companies, Inc.   944,800  106,408,100
TOTAL NONDURABLES   546,428,530
PRECIOUS METALS - 0.0%
Naxos Resources Ltd. (a)  60,200  233,275
RETAIL & WHOLESALE - 5.4%
APPAREL STORES - 0.0%
Limited, Inc. (The)  90,800  1,668,450
DRUG STORES - 1.0%
Rite Aid Corp.   1,187,100  47,187,225
Walgreen Co.   634,200  25,368,000
  72,555,225
GENERAL MERCHANDISE STORES - 1.8%
Consolidated Stores Corp. (a)  2,066,125  66,374,266
Wal-Mart Stores, Inc.   573,800  13,125,675
Woolworth Corp. (a)  2,100,800  45,955,000
  125,454,941
RETAIL & WHOLESALE, MISCELLANEOUS - 2.6%
Staples, Inc. (a)  2,095,700  37,853,581
Tandy Corp.   1,817,800  79,983,200
Toys "R" Us, Inc. (a)  1,180,000  35,400,000
U.S. Office Products Co. (a)  750,800  25,621,050
  178,857,831
TOTAL RETAIL & WHOLESALE   378,536,447
SERVICES - 1.2%
ADVERTISING - 0.5%
Interpublic Group of Companies, Inc.   658,500  31,278,750
PRINTING - 0.6%
Harland (John H.) Co.   1,251,300  41,292,900
SERVICES - 0.1%
HealthCare COMPARE Corp. (a)  223,800  9,483,525
TOTAL SERVICES   82,055,175
TECHNOLOGY - 7.6%
COMPUTER SERVICES & SOFTWARE - 0.7%
Equifax, Inc.   1,568,900  48,047,563
COMPUTERS & OFFICE EQUIPMENT - 3.2%
Hewlett-Packard Co.   1,000,000  50,250,000
International Business Machines Corp.   730,000  110,230,000
Pitney Bowes, Inc.   991,000  54,009,500
Silicon Graphics, Inc. (a)  444,200  11,327,100
  225,816,600
ELECTRONIC INSTRUMENTS - 0.3%
Varian Associates, Inc.   360,900  18,360,788
ELECTRONICS - 2.1%
AMP, Inc.   187,500  7,195,313
Intel Corp.   1,059,000  138,662,813
  145,858,126
PHOTOGRAPHIC EQUIPMENT - 1.3%
Eastman Kodak Co.   988,500  79,327,125
Panavision, Inc. (a)(d)  437,400  9,076,050
  88,403,175
TOTAL TECHNOLOGY   526,486,252
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
TRANSPORTATION - 1.7%
AIR TRANSPORTATION - 1.1%
Northwest Airlines Corp. Class A (a)  1,976,200 $ 77,318,825
RAILROADS - 0.6%
CSX Corp.   217,900  9,206,275
Conrail, Inc.   286,826  28,575,040
  37,781,315
TOTAL TRANSPORTATION   115,100,140
UTILITIES - 1.0%
TELEPHONE SERVICES - 1.0%
LCI International, Inc. (a)  649,400  13,962,100
Southern New England
 Telecommunications Corp.   670,300  26,057,913
WorldCom, Inc. (a)  1,103,800  28,767,788
   68,787,801
TOTAL COMMON STOCKS
 (Cost $5,403,361,996)   6,239,787,120
CONVERTIBLE PREFERRED STOCKS - 1.8%
FINANCE - 1.2%
INSURANCE - 0.8%
Aetna, Inc. Class C 6.25%  760,000  60,325,000
SECURITIES INDUSTRY - 0.4%
Salomon, Inc. $2.03  840,700  25,641,350
TOTAL FINANCE   85,966,350
HEALTH - 0.6%
MEDICAL EQUIPMENT & SUPPLIES - 0.6%
U.S. Surgical Corp. $2.20 (c)  1,027,500  39,301,875
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Cost $109,599,084)   125,268,225
CONVERTIBLE BONDS - 1.7%
 MOODY'S RATINGS PRINCIPAL
 (UNAUDITED) (B) AMOUNT
CONSTRUCTION & REAL ESTATE - 0.5%
REAL ESTATE INVESTMENT TRUSTS - 0.5%
Liberty Property exchangeable
 8%, 7/1/01 B1 $ 27,985,000  35,785,819
ENERGY - 0.1%
OIL & GAS - 0.1%
Lomak Petroleum, Inc.
 6%, 2/1/07 (c) -  10,000,000  10,750,000
HEALTH - 0.5%
MEDICAL FACILITIES MANAGEMENT - 0.5%
NovaCare, Inc.
 5 1/2%, 1/15/00 B1  38,787,000  34,811,333
MEDIA & LEISURE - 0.1%
LEISURE DURABLES & TOYS - 0.1%
Hasbro Corp. 6%, 11/15/98 A3  3,000,000  3,952,500

 MOODY'S RATINGS PRINCIPAL VALUE
 (UNAUDITED) (B) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 0.2%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.2%
US Office Products Co.
 5 1/2%, 2/1/01 B3 $ 10,000,000 $ 13,200,000
TECHNOLOGY - 0.3%
COMPUTERS & OFFICE EQUIPMENT - 0.3%
Unisys Corp.
 8 1/4%, 8/1/00 B3  22,579,000  21,901,630
TOTAL CONVERTIBLE BONDS
 (Cost $111,371,760)   120,401,282
CASH EQUIVALENTS - 6.8%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 468,719,704  468,544,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $6,092,876,840) $ 6,954,000,627
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $50,051,875 or 0.7% of net assets.
4. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Advanced Medical, Inc.  $ - $ 2,059,931 $ - $ -
Barr Laboratories, Inc.   -  -  -  28,973,175
Beverly Enterprises, Inc.   -  -  -  70,405,500
Cardiac Control
 Systems, Inc.   -  -  -  149,700
Integramed
 America, Inc.   -  -  -  983,938
Panavision, Inc.   527,021  -  -  9,076,050
Synetic, Inc.   2,831,088  -  -  56,142,727
TOTALS  $ 3,358,109 $ 2,059,931 $ - $ 165,731,090
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $11,836,384,153 and $10,451,663,817, respectively, of which U.S. government and government agency obligations aggregated $0 and $328,865,673, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $3,583,630, for the period (see Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 0.1% AAA, AA, A 0.1%
Baa 0.0% BBB 0.0%
Ba 0.0% BB 0.0%
B 1.5% B 0.8%
Caa 0.0% CCC 0.2%
Ca, C 0.0% CC, C 0.0%
  D 0.0%
The percentage not rated by both S&P and Moody's amounted to 0.1%. FMR has determined that unrated debt securities that are lower quality account for 0.1% of the total value of investment in securities.
The fund participated in the bank borrowing program. The maximum loan and average daily balances during the period for which loans were outstanding amounted to $21,073,000 and $6,793,750, respectively. The weighted average interest rate was 5.8% (see Note 5 of Notes to Financial Statements). INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $6,108,113,364. Net unrealized appreciation aggregated $845,887,263, of which $912,793,695 related to appreciated investment securities and $66,906,432 related to depreciated investment securities.
The fund hereby designates approximately $446,325,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: EQUITY-INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES

 DECEMBER 31, 1996

ASSETS

Investment in securities, at                                                                      $ 6,954,000,627
value (including repurchase agreements of $468,544,000) (cost $6,092,876,840) -
See accompanying schedule

Cash                                                                                               1,686,975

Receivable for investments sold                                                                    20,320,841

Receivable for fund shares sold                                                                    4,023,402

Dividends receivable                                                                               8,912,470

Interest receivable                                                                                3,117,054

Other receivables                                                                                  122,761

 TOTAL ASSETS                                                                                      6,992,184,130

LIABILITIES

Payable for investments purchased                                                  $ 22,508,059

Payable for fund shares redeemed                                                    5,207,198

Accrued management fee                                                              2,904,152

Other payables and                                                                  474,698
accrued expenses

 TOTAL LIABILITIES                                                                                 31,094,107

NET ASSETS                                                                                        $ 6,961,090,023

Net Assets consist of:

Paid in capital                                                                                   $ 5,393,181,590

Undistributed net investment income                                                                117,454,549

Accumulated undistributed net realized gain (loss) on investments and foreign                      589,335,531
currency transactions

Net unrealized appreciation (depreciation) on investments                                          861,118,353
and assets and liabilities in
foreign currencies

NET ASSETS, for 330,981,233                                                                       $ 6,961,090,023
shares outstanding

NET ASSET VALUE, offering price                                                                    $21.03
and redemption price per
share ($6,961,090,023 (divided by) 330,981,233 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 103,954,015
Dividends

Interest                                                                           46,819,075

 TOTAL INCOME                                                                      150,773,090

EXPENSES

Management fee                                                     $ 30,150,885

Transfer agent fees                                                 3,382,642

Accounting fees and expenses                                        809,457

Non-interested trustees' compensation                               37,037

Custodian fees and expenses                                         148,790

Registration fees                                                   42,083

Audit                                                               88,174

Legal                                                               36,257

Interest                                                            4,392

Miscellaneous                                                       34,321

 Total expenses before reductions                                   34,734,038

 Expense reductions                                                 (1,419,527     33,314,511
                                                                   )

NET INVESTMENT INCOME                                                              117,458,579

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities (including                                   597,126,563
 realized gain of $529,821
 on sales of investments in
 affiliated issuers)

 Foreign currency transactions                                      (9,078         597,117,485
                                                                   )

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              91,004,487

 Assets and liabilities in                                          (11,569        90,992,918
 foreign currencies                                                )

NET GAIN (LOSS)                                                                    688,110,403

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 805,568,982

OTHER INFORMATION                                                                 $ 1,390,319
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        29,208

                                                                                  $ 1,419,527


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995



Operations                                                                                       $ 117,458,579     $ 88,914,157

Net investment income


 Net realized gain (loss)                                                                         597,117,485       220,997,465


 Change in net unrealized appreciation (depreciation)                                             90,992,918        715,587,919


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                  805,568,982       1,025,499,541


Distributions to shareholders                                                                     (7,876,787)       (84,729,039)

From net investment income


 From net realized gain                                                                           (225,801,230)     (121,254,353)


 TOTAL DISTRIBUTIONS                                                                              (233,678,017)     (205,983,392)


Share transactions                                                                                1,829,128,598     1,784,340,253

Net proceeds from sales of shares


 Reinvestment of distributions                                                                    233,678,017       205,981,922


 Cost of shares redeemed                                                                          (553,042,238)     (214,815,736)


 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                          1,509,764,377     1,775,506,439


  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                         2,081,655,342     2,595,022,588


NET ASSETS


 Beginning of period                                                                              4,879,434,681     2,284,412,093


 End of period (including undistributed net investment income of $117,454,549 and $8,997,355,    $ 6,961,090,023   $ 4,879,434,681

respectively)


OTHER INFORMATION

Shares


 Sold                                                                                             93,794,843        103,951,843


 Issued in reinvestment of distributions                                                          12,390,139        12,868,445


 Redeemed                                                                                         (28,467,146)      (12,384,683)


 Net increase (decrease)                                                                          77,717,836        104,435,605




SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                            $ 19.27       $ 15.35       $ 15.44       $ 13.40       $ 11.85

Income from Investment Operations

 Net investment income                                          .35           .41           .41           .37           .40

 Net realized and unrealized gain (loss)                        2.30          4.69          .64           2.06          1.57

 Total from investment operations                               2.65          5.10          1.05          2.43          1.97



Less Distributions

 From net investment income                                     (.03)         (.40)         (.37)         (.35)         (.42)

 In excess of net investment income                             -             -             -             (.04)         -

 From net realized gain                                         (.86)         (.78)         (.77)         -             -

 Total distributions                                            (.89)         (1.18)        (1.14)        (.39)         (.42)

Net asset value, end of period                                  $ 21.03       $ 19.27       $ 15.35       $ 15.44       $ 13.40

TOTAL RETURN A, B                                               14.28%        35.09%        7.07%         18.29%        16.89%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                         $ 6,961,090   $ 4,879,435   $ 2,284,412   $ 1,318,500   $ 592,880

Ratio of expenses to average net assets                         .58%          .61%          .60%          .62%          .65%

Ratio of expenses to average net assets after expense reductions.56% D        .61%          .58%          .62%          .65%
                                                                                            D

Ratio of net investment income to average net assets            1.97%         2.56%         2.83%         2.87%         3.52%

Portfolio turnover rate                                         186%          87%           134%          120%          74%

Average commission rate E                                       $ .0426

THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN
REDUCED DURING THE PERIODS SHOWN (SEE NOTE 6 OF NOTES TO FINANCIAL
STATEMENTS).
TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS SHOWN.
EFFECTIVE JANUARY 1,1993, THE FUND ADOPTED STATEMENT OF POSITION 93-2,
"DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT PRESENTATION OF
INCOME, CAPITAL GAIN,
AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT COMPANIES." AS A
RESULT, NET INVESTMENT INCOME PER SHARE MAY REFLECT CERTAIN
RECLASSIFICATIONS RELATED TO BOOK
TO TAX DIFFERENCES.
FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD
PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES
(SEE NOTE 6 OF NOTES TO
FINANCIAL STATEMENTS).
FOR FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
 REQUIRED TO DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR
SECURITY TRADES ON WHICH
COMMISSIONS ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD
AND FUND TO FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS
MARKETS WHERE
TRADING PRACTICES AND COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




5. SIGNIFICANT ACCOUNTING POLICIES.
Equity-Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Securities (including restricted securities) for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
6. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
7. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
8. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .20%. For the period, the management fee was equivalent to an annual rate of .51% of average net assets.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
9. BANK BORROWINGS.
The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. Under the most restrictive arrangement, the fund must pledge to the bank securities having a market value in excess of 220% of the total bank borrowings. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Information regarding the fund's participation in the program is included under the caption "Other Information" at the end of the fund's schedule of investments.
10. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
11. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 20% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 29%.
12. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Equity-Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Equity-Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Equity-Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of Equity-Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.81 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.36 per share from net investment income.
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Stephen Petersen, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: MONEY MARKET PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



PERFORMANCE                         3    How the fund has done over time.

FUND TALK                           4    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         5    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                9    Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               11   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   12   The auditors' opinion.



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
PERFORMANCE


To evaluate a money market fund's historical performance, you can look at either total return or yield. Total return reflects the change in value of an investment, assuming reinvestment of the fund's dividend income. Yield measures the income paid by a fund. Since a money market fund tries to maintain a $1 share price, yield is an important measure of performance. AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED        PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996    YEAR     YEARS    YEARS

MONEY MARKET         5.41%    4.53%    5.96%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had achieved that return by performing at a constant rate each year.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
If Fidelity had not reimbursed certain fund expenses, the past five and ten year total returns would have been lower. Yield will vary.
YIELD
Row: 1, Col: 1, Value: 5.56
Row: 1, Col: 2, Value: 2.83
Row: 2, Col: 1, Value: 5.13
Row: 2, Col: 2, Value: 2.71
Row: 3, Col: 1, Value: 5.159999999999999
Row: 3, Col: 2, Value: 2.66
Row: 4, Col: 1, Value: 5.3
Row: 4, Col: 2, Value: 2.67
Row: 5, Col: 1, Value: 5.28
Row: 5, Col: 2, Value: 2.64
Money Market
MMDA
6% -
5% -
4% -
3% -
2% -
1% -
0%
  12/27/95 4/3/96 6/26/96 10/2/96 12/30/96

 MONEY MARKET 5.56% 5.13% 5.16% 5.30% 5.28%

 MMDA 2.83% 2.71% 2.66% 2.67% 2.64
YIELD refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, expressed as annual percentage rates. A yield that assumes income earned is reinvested or compounded is called an effective yield. The chart above shows the fund's current seven-day yield at quarterly intervals over the past year. You can compare these yields to the all taxable money market funds average and the bank money market deposit account (MMDA) average. The MMDA average is supplied by BANK RATE MONITOR. TM

COMPARING PERFORMANCE
There are some important differences between a bank money market deposit account (MMDA) and a money market fund. First, the U.S.
Government neither insures nor guarantees a money market fund. In fact, there is no assurance that a money fund will maintain a $1 share price.
Second, a money market fund returns to its shareholders income earned by the fund's investments after expenses. This is in contrast to banks, which set their MMDA rates periodically based on current interest rates, competitors' rates, and internal criteria.
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with Bob Litterst, Portfolio Manager of Money Market Portfolio
Q. BOB, WHAT WAS THE INVESTING ENVIRONMENT LIKE OVER THE PAST YEAR?
A. It has gone through some interesting changes. At the beginning of the period, the economy was growing slowly, inflationary pressures were mild and it seemed a balanced budget agreement was in the offing. The Federal Reserve Board reduced short-term rates in January, and market participants were optimistic that additional rate cuts would occur in the months ahead. But things changed dramatically, beginning with Fed Chairman Alan Greenspan's Congressional testimony in February suggesting that market expectations of further rate cuts were excessive. February's employment report then came in well above most analysts' predictions, depicting a much stronger labor market than previously thought. Stronger economic signals caused participants to revise their expectations regarding monetary policy, and short-term rates rose. Ultimately, the economy grew at a 4.7% annual rate in the second quarter, well above a non-inflationary pace. As a result, short-term interest rates rose higher through the second quarter and into the summer.
Q. BUT THE FED DIDN'T RAISE RATES . . .
A. That's right, for two reasons. First, the key inflation indices were well-behaved. Rising wages didn't get translated into higher prices. And second, the Fed anticipated a slowdown in economic activity in the second half of the year. Minutes from the Fed's Open Market Committee meetings indicated that the Fed did adopt a tightening bias in July and maintained it through its November meeting. Nonetheless, the Fed did not take direct action on short-term interest rates. During September and October, the market breathed a sigh of relief as the Fed's economic projections turned out to be correct. Job growth decelerated, third quarter gross domestic product (GDP) slowed sharply and inflation numbers were reassuring. With the economy slowing and inflation subdued, tightening fears subsided and short-term rates retraced their earlier rise.
Q. WHAT HAS YOUR STRATEGY BEEN THROUGH THIS FLUCTUATING MARKET?
A. At the start of the period, the fund's average maturity was 70 days because I felt rates were on a downward trend and I wanted to lock in higher yields. When market sentiment shifted and rates rose in anticipation of an increase in the federal funds rate, I shortened the average maturity somewhat - to help me position the fund so I could reinvest at ever-higher yields as the fund's existing holdings matured. In the summer, I shortened the maturity further to the 50-day range because the potential for Fed tightening was strong, and, again, I wanted to be able to obtain higher yields going forward. From that point, I increased the average maturity of the fund by purchasing some securities further out on the yield curve that I felt were factoring in the worst case scenario regarding potential Fed tightening. At the end of September, the fund's average maturity was back out to 70 days, reflecting my opinion that Fed policy would remain steady for the foreseeable future. Since that time, I've kept the maturity in the 60-70 day range.
Q. WHAT DO YOU SEE LOOKING OUT OVER THE NEXT SEVERAL MONTHS?
A. The consumer retrenched a great deal in the third quarter after contributing to strong GDP growth in the first half of the year. The debate at this point is whether this slowdown is a "pause to refresh" or the beginning of a new trend where consumers are too debt-strapped to keep on spending. Recent economic data suggest that fourth-quarter real GDP growth may be stronger than initially expected, led by consumption, trade and construction spending. Nevertheless, I expect Fed monetary policy to be stable at least through the first quarter of 1997. If the economy grows at an above-trend pace and/or wage and price pressures accelerate, expectations of tightening should reappear. On the other hand, I think it's unlikely the Fed will ease because of concern about tight labor market conditions and rising wage pressures. Additionally, in December Greenspan warned of "irrational exuberance" in the equity markets, a condition that probably would not cause the Fed to increase rates, but might restrict its ability to ease if the economy weakens.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.


FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


BANKERS' ACCEPTANCES - 0.7%
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Chase Manhattan Bank
2/3/97 5.42% $ 3,062,567 $ 3,047,547
5/13/97 5.64  3,000,000  2,939,280
6/12/97 5.54  2,270,786  2,215,811
TOTAL BANKERS' ACCEPTANCES   8,202,638
CERTIFICATES OF DEPOSIT - 33.0%
DOMESTIC CERTIFICATES OF DEPOSIT - 5.5%
American Express Centurion Bank
1/13/97 5.47  10,000,000  10,000,000
1/16/97 5.50  3,000,000  3,000,000
Bank of America-Illinois
3/24/97 5.43  500,000  500,288
Bank of New York, NY
1/29/97 5.31 (a)  3,000,000  3,000,000
Chase Manhattan Bank
1/8/97 5.85  10,000,000  10,000,000
Corestates Bank
1/10/97 5.58 (a)  10,000,000  9,997,181
Mellon Bank, N.A.
1/29/97 5.60  15,000,000  15,000,000
Morgan Guaranty Trust, NY
8/12/97 5.78  4,000,000  3,998,612
8/12/97 5.80  5,000,000  4,997,870
    60,493,951
CHICAGO BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 1.9%
ABN-AMRO Bank
3/10/97 5.40  10,000,000  10,000,000
3/18/97 5.80  2,000,000  1,998,271
12/23/97 5.70  5,000,000  4,997,659
Bank of Montreal
1/7/97 5.45  4,000,000  3,999,290
    20,995,220
NEW YORK BRANCH, YANKEE DOLLAR, FOREIGN BANKS - 17.3%
Bank of Scotland Treasury Services
3/20/97 5.48  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/6/97 5.60  5,000,000  5,000,000
1/16/97 5.48  4,000,000  3,999,996
2/24/97 5.45  3,000,000  3,000,000
3/3/97 5.50  7,000,000  7,000,000
Bayerische Hypotheken-und Weschel
4/7/97 5.40  6,000,000  6,000,000
Bayerische Landesbank Girozentrale
1/22/97 5.53  6,000,000  6,000,000
Bayerische Vereinsbank A.G.
2/3/97 5.57  25,000,000  25,000,000
Caisse Nationale de Credit Agricole
2/18/97 5.41  5,000,000  5,000,000
6/16/97 5.50  5,000,000  5,000,000
Canadian Imperial Bank of Commerce
1/27/97 5.40  8,000,000  8,000,000
Commerzbank, Germany
2/26/97 5.42  10,000,000  10,001,825
2/26/97 5.73  1,000,000  999,764

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Landesbank Hessen-Thuringen
9/5/97 6.20% $ 15,000,000 $ 15,000,968
9/11/97 6.11  14,000,000  13,998,147
National Bank of Canada
2/24/97 5.40  4,000,000  4,000,000
National Westminster Bank, PLC
2/18/97 5.42  5,000,000  5,000,000
5/1/97 5.42  3,000,000  3,000,163
Royal Bank of Canada
8/13/97 5.80  5,000,000  4,997,861
Sanwa Bank, Ltd.
1/13/97 5.50  4,000,000  4,000,000
1/17/97 5.52  2,000,000  2,000,000
2/28/97 5.50  2,000,000  2,000,016
3/27/97 5.71  2,000,000  2,000,000
Societe Generale, France
1/9/97 5.50  8,000,000  7,999,941
5/22/97 5.53  7,000,000  7,000,877
6/10/97 5.53  5,000,000  5,007,585
Sumitomo Bank, Ltd.
1/13/97 5.55  3,000,000  3,000,000
1/17/97 5.53  2,000,000  2,000,000
1/21/97 5.54  3,000,000  3,000,000
2/18/97 5.50  4,000,000  4,000,000
Westdeutsche Landesbank
3/10/97 5.40  2,000,000  2,000,000
4/9/97 5.45  3,000,000  3,000,000
4/21/97 5.50  2,000,000  2,000,000
    190,007,143
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - 8.3%
ABN-AMRO Bank
3/27/97 5.60  15,000,000  15,000,344
Abbey National, Treasury Services
2/14/97 5.40  2,000,000  1,999,911
2/18/97 5.42  4,000,000  4,000,000
3/17/97 5.43  10,000,000  10,000,000
4/16/97 5.50  5,000,000  4,999,260
Bank of Nova Scotia
3/6/97 5.40  10,000,000  10,000,000
Bank of Tokyo-Mitsubishi Ltd.
1/28/97 5.50  1,000,000  1,000,037
2/18/97 5.46  3,000,000  2,999,987
2/25/97 5.46  2,000,000  2,000,000
3/3/97 5.48  3,000,000  3,000,050
Banque Nationale de Paris
2/13/97 5.56  5,000,000  5,000,105
Bayerische Hypotheken-und Weschel
3/10/97 5.80  4,000,000  4,000,000
Bayerische Vereinsbank A.G.
3/11/97 5.42  6,000,000  6,000,113
Canadian Imperial Bank of Commerce
3/19/97 5.45  2,000,000  2,000,000
Sanwa Bank, Ltd.
1/24/97 5.49  1,000,000  1,000,019
1/29/97 5.51  2,000,000  2,000,029
1/31/97 5.51  2,000,000  2,000,031
CERTIFICATES OF DEPOSIT - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
LONDON BRANCH, EURODOLLAR, FOREIGN BANKS - CONTINUED
Sumitomo Bank, Ltd.
1/6/97 5.50% $ 3,000,000 $ 3,000,009
1/6/97 5.55  1,000,000  1,000,010
2/21/97 5.49  2,000,000  2,000,028
Westpac Banking Corp.
3/24/97 5.52  8,000,000  8,003,610
    91,003,543
TOTAL CERTIFICATES OF DEPOSIT  362,499,857
COMMERCIAL PAPER - 45.3%
ABN-AMRO North America Finance, Inc.
3/10/97 5.57  5,000,000  4,949,000
6/19/97 5.50  5,000,000  4,874,424
A.H. Robins Company, Inc.
2/27/97 5.40  1,000,000  991,561
AVCO Financial Services
2/10/97 5.39  10,000,000  9,941,000
American Express Credit Corp.
3/19/97 5.37  25,000,000  24,717,667
Asset Securitization Coop. Corp.
2/18/97 5.43  2,000,000  1,985,680
2/18/97 5.44  2,000,000  1,985,627
2/26/97 5.44  1,000,000  991,631
BHF Finance (Delaware), Inc.
2/19/97 5.50  3,000,000  2,977,746
Bank of Nova Scotia
3/17/97 5.40  5,000,000  4,944,583
Bayerische Vereinsbank A.G.
2/18/97 5.42  5,000,000  4,964,533
Bear Stearns Cos., Inc.
2/14/97 5.41  2,000,000  1,986,922
2/26/97 5.38  3,000,000  2,975,243
Beneficial Corp.
3/17/97 5.48  5,000,000  4,943,646
CIT Group Holdings, Inc.
3/17/97 5.48  8,000,000  7,909,833
Caisse d'Amortissement de la Dette Sociale
2/24/97 5.42  15,000,000  14,880,300
2/24/97 5.43  10,000,000  9,920,050
6/3/97 6.01  10,000,000  9,755,625
6/24/97 5.60  2,000,000  1,947,800
Caisse des Depots et Consignations
2/19/97 5.41  2,000,000  1,985,518
3/13/97 5.47  5,000,000  4,946,750
Cheltenham & Gloucester PLC
2/28/97 5.41  10,000,000  9,914,289
Chrysler Financial Corporation
1/23/97 5.50  2,000,000  1,993,339
1/24/97 5.50  2,000,000  1,993,036
1/27/97 5.51  2,000,000  1,992,128
2/24/97 5.60  4,000,000  3,966,760
Citibank Credit Card Master Trust I (Dakota Certificate Program)
1/23/97 5.43  2,000,000  1,993,449
2/6/97 5.41  1,000,000  994,660
2/21/97 5.40  5,000,000  4,962,246
Commercial Credit Co.
2/26/97 5.52  5,000,000  4,957,455
CoreStates Capital Corp.
1/8/97 5.55 (a)  5,000,000  5,000,000

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
Delaware Funding Corporation
1/27/97 5.65% $ 4,678,000 $ 4,659,013
Electronic Data Systems
1/24/97 5.68  2,000,000  1,992,780
2/14/97 5.58  4,000,000  3,972,965
Eiger Capital Corp.
1/13/97 5.45  2,000,000  1,996,387
1/23/97 5.65  4,000,000  3,986,263
Enterprise Funding Corp.
1/29/97 5.41  4,000,000  3,983,293
1/31/97 5.61  2,553,000  2,541,150
2/19/97 5.43  1,540,000  1,528,744
2/20/97 5.49  2,000,000  1,984,916
2/25/97 5.49  2,000,000  1,983,408
2/27/97 5.51  4,000,000  3,965,483
Ford Motor Credit Corp.
3/17/97 5.66  10,000,000  9,885,417
3/24/97 5.66  24,000,000  23,699,333
GTE Corp.
1/15/97 5.53  2,000,000  1,995,722
Generale Bank
4/10/97 5.44  5,000,000  4,926,850
6/19/97 5.53  15,000,000  14,621,158
General Electric Capital Corp.
2/19/97 5.42  15,000,000  14,891,383
3/3/97 5.52  1,000,000  990,731
3/12/97 5.76  6,000,000  5,934,667
3/18/97 5.39  15,000,000  14,832,484
6/4/97 5.44  10,000,000  9,773,706
General Electric Co.
3/3/97 5.37  3,000,000  2,973,058
General Motors Acceptance Corp.
2/20/97 5.70  2,000,000  1,984,597
2/24/97 5.71  2,000,000  1,983,350
2/25/97 5.71  4,000,000  3,966,083
3/3/97 5.45  10,000,000  9,909,008
3/31/97 5.70  5,000,000  4,931,520
5/7/97 5.51  5,000,000  4,906,200
4/14/97 5.63  4,000,000  3,937,342
4/15/97 5.63  2,000,000  1,968,367
6/23/97 5.62  5,000,000  4,868,688
6/30/97 5.62  3,000,000  2,918,025
Goldman Sachs Group, L.P. (The)
4/29/97 5.50  10,000,000  9,824,639
5/12/97 5.45  7,000,000  6,864,997
IBM Credit Corp.
3/3/97 5.39  1,000,000  991,020
3/10/97 5.38  5,000,000  4,949,945
3/12/97 5.38  2,000,000  1,979,389
Matterhorn Capital Corp.
1/10/97 5.50  3,647,000  3,642,013
Merrill Lynch & Co., Inc.
2/4/97 5.43  5,000,000  4,974,760
2/4/97 5.63  15,000,000  14,922,508
2/27/97 5.45  4,000,000  3,966,117
3/11/97 5.76  3,000,000  2,967,800
3/12/97 5.68  1,000,000  989,257
5/15/97 5.44  10,000,000  9,802,722
Morgan Stanley Group, Inc.
2/4/97 5.40  3,000,000  2,984,927
2/10/97 5.40  7,000,000  6,958,623
COMMERCIAL PAPER - CONTINUED
DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
National Australia Funding, Inc.
1/27/97 5.78% $ 5,000,000 $ 4,979,723
3/13/97 5.60  5,000,000  4,946,553
National Bank of Canada
1/6/97 5.50  1,000,000  999,240
Nationwide Building Society
2/25/97 5.45  1,000,000  991,826
3/6/97 5.40  10,000,000  9,905,334
New Center Asset Trust
2/19/97 5.63  2,000,000  1,985,082
3/17/97 5.39  3,000,000  2,966,875
J.C. Penney Funding Corp.
2/10/97 5.50  5,000,000  4,969,722
2/13/97 5.50  1,000,000  993,490
PHH Corp.
1/24/97 5.45  2,000,000  1,993,100
2/6/97 5.43  1,000,000  994,630
2/7/97 5.43  1,000,000  994,481
2/14/97 5.51  5,000,000  4,966,694
Preferred Receivables Funding Corp.
1/16/97 5.39  2,000,000  1,995,542
1/23/97 5.65  3,000,000  2,989,697
1/24/97 5.40  1,000,000  996,582
1/27/97 5.40  1,000,000  996,136
1/28/97 5.66  3,950,000  3,933,351
2/25/97 5.53  2,000,000  1,983,286
Sherwood Medical Company
2/26/97 5.51  5,751,000  5,702,244
Southern Company Group
1/21/97 5.40  5,000,000  4,985,139
Textron, Inc.
1/15/97 5.63  1,000,000  997,822
1/16/97 5.63  1,000,000  997,666
Unifunding, Inc.
1/21/97 5.41  2,000,000  1,994,067
3/4/97 5.45  3,000,000  2,972,229
Westpac Capital Corp.
3/13/97 5.70  10,000,000  9,890,739
TOTAL COMMERCIAL PAPER  498,774,559
FEDERAL AGENCIES (A) - 6.9%
FEDERAL HOME LOAN BANK - AGENCY COUPONS - 0.5%
3/4/97 5.40  5,000,000  4,995,982
FEDERAL NATIONAL MORTGAGE ASSOC. - AGENCY COUPONS - 6.4%
1/2/97 4.97  9,500,000  9,500,000
1/2/97 5.42  15,000,000  14,991,002
1/29/97 5.60  6,000,000  5,998,023
3/9/97 5.40  25,000,000  24,979,620
3/13/97 5.43  10,000,000  9,993,023
3/20/97 5.49  5,000,000  4,998,867
    70,460,535
TOTAL FEDERAL AGENCIES  75,456,517
BANK NOTES - 2.4%
Fifth Third Bank - Cincinnati
2/24/97 5.80  5,000,000  4,997,971

DUE ANNUALIZED YIELD AT PRINCIPAL VALUE   DATE TIME OF PURCHASE AMOUNT
(NOTE 1)
First National Bank of Boston
3/6/97 5.44% $ 12,000,000 $ 12,000,000
Key Bank of New York
1/2/97 4.93 (a)  5,000,000  4,998,034
PNC Bank
1/8/97 5.56 (a)  4,300,000  4,298,820
TOTAL BANK NOTES   26,294,825
MASTER NOTES (A) - 2.2%
Goldman Sachs Group, L.P. (The) (c)
2/8/97 5.50  5,000,000  5,000,000
J.P. Morgan Securities
1/7/97 5.60  13,000,000  13,000,000
Norwest Corp.
1/2/97 5.99  6,000,000  6,000,000
TOTAL MASTER NOTES  24,000,000
MEDIUM-TERM NOTES - 2.8%
Associates Corp. of North America
7/15/97 5.95  2,250,000  2,257,754
Beneficial Corp.
1/19/97 5.50 (a)  5,000,000  4,999,777
General Motors Acceptance Corp.
2/1/97 5.50 (a)  5,000,000  5,000,000
2/13/97 5.64 (a)  2,000,000  1,999,952
Merrill Lynch & Co., Inc.
1/21/97 5.62 (a)  4,000,000  3,999,505
Morgan Stanley Group, Inc.
1/2/97 4.95 (a)  4,000,000  4,000,000
Norwest Corp.
4/22/97 5.55 (a)  6,000,000  6,000,000
Transamerica Life Insurance and Annuity Co. (c)
3/16/97 5.57 (a)  3,000,000  3,000,000
TOTAL MEDIUM-TERM NOTES  31,256,988
SHORT-TERM NOTES (A) - 4.7%
Capital One Funding Corp. (1994-B)
1/8/97 5.84  3,477,000  3,477,000
Capital One Funding Corp. (1995-E)
1/8/97 5.84  5,800,000  5,800,000
Liquid Asset Backed Securities Trust (1996-1) (b)
1/15/97 5.63  4,000,000  4,000,000
Liquid Asset Backed Securities Trust (1996-2) (b)
1/2/97 5.59  7,000,000  7,000,000
SMM Trust (1996-B) (b)
1/6/97 5.61  5,500,000  5,500,000
SMM Trust (1996-I) (b)
1/29/97 5.71  5,000,000  5,000,000
SMM Trust (1996-P) (b)
1/16/97 5.64  7,000,000  7,000,000
SMM Trust (1996-V) (b)
3/26/97 5.64  14,000,000  14,000,000
TOTAL SHORT-TERM NOTES  51,777,000
REPURCHASE AGREEMENTS - 2.0%
   MATURITY VALUE
   AMOUNT (NOTE 1)
In a joint trading account
 (U.S. Government Obligations)
  dated 12/31/96 due 1/2/97:
   At 7.32%  $ 11,619,725 $ 11,615,000
 (U.S. Government Obligations)
  dated 12/12/96 due 1/15/97:
   At 5.50%   10,051,944  10,000,000
TOTAL REPURCHASE AGREEMENTS   21,615,000
TOTAL INVESTMENTS - 100%  $1,099,877,384
Total Cost for Income Tax Purposes - $ 1,099,877,384
LEGEND
1. The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the next interest rate reset date or, when applicable, the final maturity date.
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $42,500,000 or 3.8% of net assets.
3. Restricted security; subject to resale restrictions.
INCOME TAX INFORMATION
At December 31, 1996, the fund had a capital loss carryforward of approximately $29,000 which will expire on December 31, 2002.
VARIABLE INSURANCE PRODUCTS FUND: MONEY MARKET PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $21,615,000) - See accompanying            $ 1,099,877,384
schedule

Cash                                                                                                               20,039,138

Receivable for investments sold                                                                                    92,000

Interest receivable                                                                                                6,464,974

 TOTAL ASSETS                                                                                                      1,126,473,496

LIABILITIES

Accrued management fee                                                                                $ 197,699

Other payables and                                                                                     120,704
accrued expenses

 TOTAL LIABILITIES                                                                                                 318,403

NET ASSETS                                                                                                        $ 1,126,155,093

Net Assets consist of:

Paid in capital                                                                                                   $ 1,126,168,743

Accumulated net realized gain (loss) on investments                                                                (13,650)

NET ASSETS, for 1,126,168,743                                                                                     $ 1,126,155,093
shares outstanding

NET ASSET VALUE, offering price                                                                                    $1.00
and redemption price per
share ($1,126,155,093 (divided by) 1,126,168,743 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INTEREST INCOME                                                       $ 52,233,571

EXPENSES

Management fee                                          $ 1,949,037

Transfer agent fees                                      695,000

Accounting fees and expenses                             120,582

Non-interested trustees' compensation                    10,374

Custodian fees and expenses                              32,905

Audit                                                    31,416

Legal                                                    5,045

Miscellaneous                                            2,722

 Total expenses before reductions                        2,847,081

 Expense reductions                                      (34,785       2,812,296
                                                        )

NET INTEREST INCOME                                                    49,421,275

NET REALIZED GAIN (LOSS)                                               49,076
 ON INVESTMENTS

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $ 49,470,351



OTHER INFORMATION
Expense reductions

 Transfer agent interest credits                                      $ 34,785




STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995


Operations                                                                             $ 49,421,275       $ 43,984,366
Net interest income

 Net realized gain (loss)                                                               49,076             16,876

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        49,470,351         44,001,242

Distributions to shareholders from net interest income                                  (49,421,275)       (43,984,366)

Share transactions at net asset value of $1.00 per share                                1,994,407,823      1,212,453,074
Proceeds from sales of shares

 Reinvestment of distributions from net interest income                                 49,421,275         43,984,366

 Cost of shares redeemed                                                                (1,726,597,066)    (1,196,186,142)

 NET INCREASE (DECREASE) IN NET ASSETS AND SHARES RESULTING FROM SHARE TRANSACTIONS     317,232,032        60,251,298

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                               317,281,108        60,268,174

NET ASSETS

 Beginning of period                                                                    808,873,985        748,605,811

 End of period                                                                         $ 1,126,155,093    $ 808,873,985



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS
                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                    1995   1994   1993   1992


Net asset value, beginning of period                     $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

Income from Investment Operations                         .052          .057        .042        .032        .038
Net interest income

Less Distributions

 From net interest income                                 (.052)        (.057)      (.042)      (.032)      (.038)

Net asset value, end of period                           $ 1.000       $ 1.000     $ 1.000     $ 1.000     $ 1.000

TOTAL RETURN A                                            5.41%         5.87%       4.25%       3.23% B     3.90%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                  $ 1,126,155   $ 808,874   $ 748,606   $ 353,104   $ 301,002

Ratio of expenses to average net assets after expense     .30%          .33%        .27%        .22% C      .24%
reductions

Ratio of net interest income to average net assets        5.28%         5.72%       4.32%       3.16%       3.85%




A TOTAL RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE THE TOTAL RETURNS.
B THE TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIOD.
C FMR AGREED TO REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD. WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE BEEN HIGHER.
NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996




4. SIGNIFICANT ACCOUNTING POLICIES.
Money Market Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. As permitted under Rule 2a-7 of the 1940 Act, and certain conditions therein, securities are valued initially at cost and thereafter assume a constant amortization to maturity of any discount or premium.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INTEREST INCOME. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily and paid monthly from net interest income.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
6. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a basic fund fee rate of .03% of the fund's average net assets, plus a fixed income group fee rate and a income-based fee. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The income-based fee is added only when the fund's gross yield exceeds 5%. At that time the income-based fee would equal 6% of that portion of the fund's gross income that represents a gross yield of more than 5% per year. The maximum income based component is 0.24% of average net assets. For the period, the management fee was equivalent to an annual rate of .21% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-adviser, FMR Texas Inc., a wholly owned subsidiary of FMR, receives a fee from FMR of 50% of the management fee payable to FMR. The fee is paid prior to any voluntary expense reimbursements which may be in effect.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .07% of average net assets.
ACCOUNTING FEES. Fidelity Service Co., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
7. EXPENSE REDUCTIONS.
The fund has entered into an arrangement with its transfer agent whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses. For the period, the reduction under this arrangement is shown under the caption "Other Information" on the fund's Statement Of Operations.
8. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were record owners of approximately 50% of the outstanding shares of the fund. In addition, an unaffiliated insurance company was record owner of 11% of the total outstanding shares of the fund.
9. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Money Market Fund and transfer the assets of Fidelity Advisor Annuity Money Market Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Money Market Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Money Market Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Money Market Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Dallas, Texas
February 11, 1997




INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
FMR Texas Inc., Irving, TX
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Sarah H. Zenoble, VICE PRESIDENT
Robert Litterst, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Thomas D. Maher, ASSISTANT VICE PRESIDENT
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
Thomas J. Simpson, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY
* INDEPENDENT TRUSTEES

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: HIGH INCOME PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets
                                         during the last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                13   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               15   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   17   The auditors' opinion.

DISTRIBUTIONS                       18



THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED                           PAST 1   PAST 5   PAST 10
DECEMBER 31, 1996                       YEAR     YEARS    YEARS

High Income                             14.03%   14.96%   11.12%

Merrill Lynch High Yield Master Index   11.06%   12.76%   11.25%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's returns to those of the Merrill Lynch High Yield Master Index - a market capitalization weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of at least one year and have a credit rating lower than BBB-/Baa3, but are not in default. This benchmark reflects the reinvestment of dividends and capital gains, if any.

UNDERSTANDING PERFORMANCE
How a fund did yesterday is no guarantee of
how it will do tomorrow. Bond prices, for
example, generally move in the opposite
direction of interest rates. In turn, the share price,
return, and yield of a fund that invests in bonds
will vary. That means if you sell your shares
during a market downturn, you might lose
money. But if you can ride out the market's ups
and downs, you may have a gain.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown.
If Fidelity had not reimbursed certain fund expenses, the fund's five and 10 year total returns would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. The fund includes high yielding, lower-rated securities which are subject to greater price volatility and may involve greater risk of default. The market for these securities may be less liquid.
$10,000 OVER 10 YEARS
IMAHDR PRASUN   SHR__CHT 19961231 19970110 144943 S00000000000001
             VIP:  High Income           ML High Yield Master
             00152                       ML002
  1986/12/31      10000.00                    10000.00
  1987/01/31      10364.57                    10282.75
  1987/02/28      10543.92                    10452.51
  1987/03/31      10639.95                    10568.08
  1987/04/30      10307.45                    10337.62
  1987/05/31      10211.62                    10291.04
  1987/06/30      10432.16                    10433.29
  1987/07/31      10443.32                    10490.06
  1987/08/31      10529.83                    10595.18
  1987/09/30      10163.16                    10351.40
  1987/10/31       9677.16                    10074.83
  1987/11/30       9962.17                    10329.61
  1987/12/31      10121.62                    10466.77
  1988/01/31      10454.39                    10753.19
  1988/02/29      10767.39                    11044.97
  1988/03/31      10690.03                    11026.71
  1988/04/30      10773.35                    11058.55
  1988/05/31      10757.33                    11116.27
  1988/06/30      10982.80                    11328.81
  1988/07/31      11097.12                    11448.53
  1988/08/31      11044.12                    11486.14
  1988/09/30      11132.65                    11601.92
  1988/10/31      11253.84                    11782.68
  1988/11/30      11210.87                    11826.82
  1988/12/31      11299.96                    11876.86
  1989/01/31      11571.50                    12054.97
  1989/02/28      11628.42                    12135.98
  1989/03/31      11479.00                    12125.19
  1989/04/30      11351.87                    12160.97
  1989/05/31      11561.62                    12384.85
  1989/06/30      11892.76                    12560.32
  1989/07/31      11814.47                    12619.80
  1989/08/31      11745.94                    12682.14
  1989/09/30      11334.95                    12561.40
  1989/10/31      10849.01                    12362.72
  1989/11/30      10858.15                    12390.42
  1989/12/31      10828.39                    12379.22
  1990/01/31      10589.03                    12137.27
  1990/02/28      10425.98                    11960.52
  1990/03/31      10315.98                    12122.20
  1990/04/30      10346.54                    12183.79
  1990/05/31      10559.13                    12403.87
  1990/06/30      10725.46                    12644.18
  1990/07/31      10891.12                    12911.38
  1990/08/31      10708.93                    12417.11
  1990/09/30      10455.01                    11877.07
  1990/10/31      10201.31                    11574.83
  1990/11/30      10440.59                    11672.88
  1990/12/31      10586.58                    11841.08
  1991/01/31      10811.19                    12008.46
  1991/02/28      11410.15                    12899.77
  1991/03/31      11814.44                    13454.41
  1991/04/30      12233.71                    13933.54
  1991/05/31      12413.40                    14001.58
  1991/06/30      12682.93                    14283.24
  1991/07/31      13162.10                    14625.48
  1991/08/31      13341.78                    14932.88
  1991/09/30      13641.26                    15123.08
  1991/10/31      14105.46                    15572.46
  1991/11/30      14225.25                    15752.34
  1991/12/31      14300.12                    15935.34
  1992/01/31      15063.79                    16492.49
  1992/02/29      15610.72                    16902.09
  1992/03/31      16115.35                    17137.92
  1992/04/30      16229.29                    17262.66
  1992/05/31      16424.63                    17538.01
  1992/06/30      16603.69                    17755.91
  1992/07/31      16929.25                    18115.67
  1992/08/31      17287.37                    18355.50
  1992/09/30      17466.43                    18564.65
  1992/10/31      17205.98                    18330.18
  1992/11/30      17417.60                    18589.77
  1992/12/31      17612.93                    18829.13
  1993/01/31      18085.00                    19292.78
  1993/02/28      18393.49                    19657.97
  1993/03/31      18817.96                    19998.78
  1993/04/30      18941.76                    20142.33
  1993/05/31      19224.74                    20413.47
  1993/06/30      19719.95                    20796.99
  1993/07/31      19914.49                    21020.53
  1993/08/31      20126.73                    21220.91
  1993/09/30      20197.47                    21325.62
  1993/10/31      20674.99                    21727.34
  1993/11/30      20869.54                    21846.17
  1993/12/31      21205.57                    22064.62
  1994/01/31      21913.02                    22548.16
  1994/02/28      21886.74                    22386.01
  1994/03/31      21149.43                    21656.52
  1994/04/30      20935.99                    21403.44
  1994/05/31      20974.80                    21327.18
  1994/06/30      20897.18                    21405.68
  1994/07/31      20974.80                    21556.15
  1994/08/31      20974.80                    21705.88
  1994/09/30      21130.02                    21697.66
  1994/10/31      20935.99                    21752.80
  1994/11/30      20761.36                    21567.76
  1994/12/31      20858.38                    21807.67
  1995/01/31      21091.22                    22115.82
  1995/02/28      21815.10                    22805.86
  1995/03/31      22086.75                    23123.24
  1995/04/30      22734.51                    23664.64
  1995/05/31      23319.59                    24403.97
  1995/06/30      23382.28                    24590.37
  1995/07/31      23946.46                    24871.49
  1995/08/31      24134.52                    25022.44
  1995/09/30      24531.54                    25308.72
  1995/10/31      24761.39                    25488.13
  1995/11/30      24886.77                    25736.93
  1995/12/31      25179.31                    26150.05
  1996/01/31      25764.39                    26563.05
  1996/02/29      26189.93                    26603.04
  1996/03/31      26121.13                    26530.79
  1996/04/30      26511.00                    26542.81
  1996/05/31      26877.94                    26734.23
  1996/06/30      27015.54                    26894.82
  1996/07/31      26923.80                    27077.42
  1996/08/31      27313.67                    27357.05
  1996/09/30      28116.34                    27944.01
  1996/10/31      28024.61                    28250.25
  1996/11/30      28322.74                    28821.39
  1996/12/31      28712.61                    29043.17
IMATRL PRASUN   SHR__CHT 19961231 19970110 144946 R00000000000123

Let's say hypothetically that $10,000 was invested in High Income Portfolio on December 31, 1986. As the chart shows, by December 31, 1996, the value of the investment would have grown to $28,713 - a 187.13% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Merrill Lynch High Yield Master Index would have grown to $29,043 over the same period - a 190.43% increase.
INVESTMENT SUMMARY
TOP FIVE HOLDINGS AS OF DECEMBER 31, 1996
(BY ISSUER, EXCLUDING CASH EQUIVALENTS)         % OF FUND'S
                                                INVESTMENTS

PanAmSat Corp.                                  3.5

U.S. Government Obligations                     3.2

Time Warner, Inc., Series M, exchangeable       2.3
 pay-in-kind

Millicom International Cellular SA 0%, 6/1/06   2.2

Viacom, Inc. 8% 7/7/06                          1.9

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                                   % OF FUND'S
                                   INVESTMENTS

Media & Leisure                    29.3

Utilities                          8.5

Basic Industries                   7.3

Industrial Machinery & Equipment   5.4

Technology                         5.4

QUALITY DIVERSIFICATION AS OF DECEMBER 31, 1996
(MOODY'S RATINGS)   % OF FUND'S
                    INVESTMENTS

Aaa, Aa, A          3.2

Baa                 0.0

Ba                  5.7

B                   49.5

Caa, Ca, C          7.4

Nonrated            2.9

TABLE EXCLUDES SHORT-TERM INVESTMENTS. WHERE MOODY'S RATINGS ARE
UNAVAILABLE, WE HAVE USED S&P RATINGS. UNRATED DEBT SECURITIES THAT ARE EQUIVALENT TO BA AND BELOW AT DECEMBER 31, 1996, ACCOUNT FOR 2.9% OF THE FUND'S INVESTMENTS.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Barry Coffman, Portfolio Manager of High Income Portfolio
Q. HOW DID THE FUND PERFORM, BARRY?
A. Last year was a good year for the high-yield market and the fund's performance reflects that. The fund performed well and outperformed its benchmark, the Merrill Lynch High Yield Master Index, which had a total return of 11.06% for the 12 months ending December 31, 1996.
Q. WHY DID THE FUND BEAT THE BENCHMARK?
A. Credit spreads - which measure the difference in yields between bonds of various credit qualities - narrowed during the year, primarily due to the economy's continued strength and strong demand for high-yield bonds from mutual funds, pension plans and insurance companies. As spreads narrowed, lower-quality B-rated securities - which the fund emphasizes - did better than higher-quality BB-rated securities. The latter are much more sensitive to interest rate changes than B-rated securities, and went down in value when interest rates rose.
Q. WHICH HOLDINGS WERE AMONG THE FUND'S BEST PERFORMERS DURING THE YEAR?
A. Satellite company PanAmSat, which was the fund's largest holding at the end of the year, as well as one of its best performers, continued to post strong revenues and cash flows. In addition, the company announced a merger with a division of GM Hughes, giving its bonds an added boost. The fund's holdings in Harcor Energy, Inc. also performed well thanks to rising energy prices, its drilling successes and the relatively high coupon the bonds carried. The company also did an equity offering during the year to help reduce its debt, which had a very positive effect on its bond prices.
Q. THE FUND'S STAKE IN STOCKS ISSUED BY HIGH-YIELD COMPANIES (THOSE WITH BELOW-INVESTMENT-GRADE CREDIT RATINGS) ROSE DURING THE YEAR. HOW DID THE FUND'S EQUITY HOLDINGS PERFORM?
A. Generally speaking, the fund's holdings in common stocks did well. One worth particular note was the stock of Flores & Rucks - another energy company - which more than tripled in price during the year. The fund also owned the high-yield debt issued by the company, which also performed relatively well. Another strong equity performer was Host Marriott. The full-service hotel industry had a tremendous year, benefiting from rising occupancy rates and the lack of any new supply in most major markets. The fund's debt holdings issued by Host Marriott also performed well.
Q. EVEN THOUGH THE HIGH-YIELD MARKET HAD A GOOD YEAR, THERE MUST HAVE BEEN SOME DISAPPOINTMENTS.
A. That's true, and two come to mind. First, bonds issued by Marvel Entertainment - best known for its comic books and trading cards - tumbled when the company declared bankruptcy. The fund no longer holds these bonds. The second disappointment was the fund's holdings in wireless cable companies. Investors had anticipated that the regional Bell operating companies would partner with these companies to deliver wireless cable services. But when some of those expected combinations failed to materialize, it sent shock waves throughout the industry. However, I continued to hold onto People's Choice and CS Wireless Systems because I felt that their balance sheets were solid enough to allow them to proceed on rolling out wireless cable services.
Q. AT THE END OF THE PERIOD, 11.5% OF THE FUND'S INVESTMENTS WERE IN CASH OR CASH EQUIVALENTS. WHAT WAS THE RATIONALE FOR THAT?
A. There were several reasons. First, there were rather healthy new cash inflows coming into the fund at the end of the period. Second, as has been the case historically there was a relatively low level of news bonds issued in December. Finally, given current spreads, I was being very selective in adding new positions to the fund.
Q. WHAT IS YOUR OUTLOOK?
A. It's been a while since the high-yield market has witnessed credit spreads as narrow as they were at the end of the period. Given that, it's hard for me to be extremely bullish about the prospects for the high-yield market. However, I believe that there are still attractive opportunities out there. The economy looks like it is cooperating now, but given current spread levels and the increasing likelihood of a slowdown in economic growth in 1997, I'll likely look to relatively higher-quality companies in more defensive industries, such as media and telecommunications. In my view, the penalty for being wrong with riskier situations outweighs the potential rewards. As a result, capital preservation has become a priority and earning an attractive coupon could look favorable relative to the returns from other markets.

VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


CORPORATE BONDS - 65.5%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
CONVERTIBLE BONDS - 1.1%
MEDIA & LEISURE - 0.6%
PUBLISHING - 0.6%
Hollinger liquid yield option
 note yankee 0%, 10/5/13 B2 $ 30,000,000 $ 10,612,500
RETAIL & WHOLESALE - 0.5%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.5%
Comcast Corp. 1 1/8%,
 4/15/07 B1  15,000,000  7,518,750
UTILITIES - 0.0%
TELEPHONE SERVICES - 0.0%
GST Telecommunications, Inc.
 0%, 12/15/05 (c)(f) -  70,000  53,900
TOTAL CONVERTIBLE BONDS   18,185,150
NONCONVERTIBLE BONDS - 64.4%
AEROSPACE & DEFENSE - 0.5%
AEROSPACE & DEFENSE - 0.4%
RHI Holdings, Inc. 11 7/8%,
 3/1/99 B2  2,160,000  2,160,000
Wyman-Gordon Co.
 10 3/4%, 3/15/03 Ba3  4,490,000  4,815,525
  6,975,525
SHIP BUILDING & REPAIR - 0.1%
Newport News Shipbuilding, Inc.
 9 1/4%, 12/1/06 (f) B1  1,430,000  1,476,475
TOTAL AEROSPACE & DEFENSE   8,452,000
BASIC INDUSTRIES - 6.9%
CHEMICALS & PLASTICS - 2.4%
American Pacific Corp.
 11%, 2/21/02 (f) -  743,750  706,559
Atlantis Group, Inc.
 11%, 2/15/03 B2  7,785,000  8,096,400
Foamex-JPS Automotive LP/
 Foamex JPS Capital Corp.
 0%, 7/1/04 (c) Caa  2,760,000  2,290,800
Foamex LP/Foamex Capital Corp.:
 9 1/2%, 6/1/00 B1  380,000  381,900
 11 7/8%, 10/1/04 B3  2,480,000  2,653,600
Freedom Chemical Co. 10 5/8%,
 10/15/06 (f) B3  5,940,000  6,237,000
Plastic Containers, Inc.
 10%, 12/15/06 (f) B1  1,285,000  1,323,550
Plastic Specialties &
 Technologies, Inc.
 11 1/4%, 12/1/03 B3  9,770,000  10,258,500
Sterling Chemicals Holdings, Inc.
 11 3/4%, 8/15/06 B3  5,420,000  5,718,100
  37,666,409
IRON & STEEL - 1.3%
AK Steel Corp. 9 1/8%,
 12/15/06 (f) Ba2  8,340,000  8,558,925
Republic Engineered Steels, Inc.
 9 7/8%, 12/15/01 B3  4,620,000  4,319,700
WCI Steel, Inc. 10%,
 12/1/04 (f) B1  6,840,000  6,908,400
  19,787,025

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
METALS & MINING - 0.8%
Commonwealth Aluminum Corp.
 10 3/4%, 10/1/06 B2 $ 7,190,000 $ 7,405,700
Renco Metals, Inc.
 11 1/2%, 7/1/03 B2  4,660,000  4,893,000
  12,298,700
PACKAGING & CONTAINERS - 0.1%
Crown Packaging Holdings Ltd.
 0%, 11/1/03 (c) Ca  6,840,000  1,710,000
PAPER & FOREST PRODUCTS - 2.3%
Doman Industries Ltd. yankee
 8 3/4%, 3/15/04 Ba3  12,660,000  11,868,750
Repap New Brunswick, Inc.
 yankee 10 5/8%, 4/15/05 B3  8,390,000  8,851,450
SD Warren Co., Series B,
 12%, 12/15/04 B1  3,790,000  4,093,200
Specialty Paperboard, Inc.
 9 3/8%, 10/15/06 (f) B1  5,000,000  5,100,000
Stone Container Corp.
 11 7/8%, 8/1/16 B1  6,290,000  6,667,400
  36,580,800
TOTAL BASIC INDUSTRIES   108,042,934
CONGLOMERATES - 0.8%
Jordan Industries, Inc.:
 10 3/8%, 8/1/03 B3  11,895,000  11,776,050
 0%, 8/1/05 (c) Caa  1,070,000  850,650
  12,626,700
CONSTRUCTION & REAL ESTATE - 1.0%
CONSTRUCTION - 1.0%
McDermott J Ray SA
 9 3/8%, 7/15/06 B1  10,000,000  10,500,000
WCI Communities LP
 17%, 7/24/98 (e) -  5,000,000  5,000,000
  15,500,000
DURABLES - 2.7%
AUTOS, TIRES, & ACCESSORIES - 1.2%
APS, Inc. 11 7/8%, 1/15/06 B2  960,000  1,039,200
Blue Bird Body Co. 10 3/4%,
 11/15/06 (f) B2  6,645,000  6,944,025
Delco Remy International, Inc.
 10 5/8%, 8/1/06 (f) B2  4,840,000  5,130,400
Lear Corp. 9 1/2%, 7/15/06 B1  5,150,000  5,510,500
  18,624,125
HOME FURNISHINGS - 1.0%
Interlake Corp.
 12 1/8%, 3/1/02 B3  10,000,000  10,350,000
Knoll, Inc. 10 7/8%, 3/15/06 B3  5,280,000  5,834,400
  16,184,400
TEXTILES & APPAREL - 0.5%
Dan River, Inc.
 10 1/8%, 12/15/03 B3  4,620,000  4,666,200
Hat Brands, Inc. (g):
 Series B, 12 5/8%, 9/15/02  -  1,520,000  836,000
 Series D, 12 5/8%, 9/15/02 -  680,000  374,000
Pillowtex Corp.
 10%, 11/15/06 (f) B2  1,710,000  1,782,675
  7,658,875
TOTAL DURABLES   42,467,400
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
ENERGY - 2.1%
OIL & GAS - 2.1%
Flores & Rucks, Inc.
 9 3/4%, 10/1/06 B3 $ 8,360,000 $ 8,861,600
Forcenergy, Inc.
 9 1/2%, 11/1/06 B2  2,520,000  2,627,100
Harcor Energy, Inc.
 14 7/8%, 7/15/02 B3  13,060,000  15,051,650
KCS Energy, Inc.
 11%, 1/15/03 B1  4,725,000  5,126,625
Plains Resources, Inc., Series B,
 10 1/4%, 3/15/06 B2  790,000  841,350
TOTAL ENERGY   32,508,325
FINANCE - 2.2%
SAVINGS & LOANS - 2.2%
First Nationwide Parent Holdings
 Ltd. 12 1/2%, 4/15/03 B2  17,480,000  19,359,100
First Nationwide Escrow Corp.
 10 5/8%, 10/1/03 (f) Ba3  12,970,000  14,007,600
  33,366,700
SECURITIES INDUSTRY - 0.0%
ECM Corp. extendible
 14%, 6/1/02 (f) -  288,264  317,090
TOTAL FINANCE   33,683,790
HEALTH - 1.5%
MEDICAL EQUIPMENT & SUPPLIES - 1.4%
Wright Medical Technology, Inc.
 10 3/4%, 7/1/00 B3  20,920,000  21,129,200
MEDICAL FACILITIES MANAGEMENT - 0.1%
Quest Diagnostics, Inc.
 10 3/4%, 12/15/06 B2  1,810,000  1,905,025
TOTAL HEALTH   23,034,225
HOLDING COMPANIES - 0.5%
Gray Communications System, Inc.
 10 5/8%, 10/1/06 B3  5,135,000  5,443,100
Veritas Holding GMBH
 9 5/8%, 12/15/03 (f) BB-  2,140,000  2,161,400
  7,604,500
INDUSTRIAL MACHINERY & EQUIPMENT - 4.8%
ELECTRICAL EQUIPMENT - 2.8%
Magnetek, Inc.
 10 3/4%, 11/15/98 B1  11,675,000  12,112,813
Motors & Gears, Inc.
 10 3/4%, 11/15/06 (f) B3  15,170,000  15,625,100
Omnipoint Corp.:
 11 5/8%, 8/15/06 B2  9,280,000  9,628,000
 11 5/8%, 8/15/06 (f) B2  3,190,000  3,309,625
Telex Communications, Inc.
 12%, 7/15/04 B2  3,500,000  3,745,000
  44,420,538

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 1.3%
Goss Graphic System, Inc.
 12%, 10/15/06 B2 $ 2,090,000 $ 2,152,700
Howmet Corp. 10%, 12/1/03 B3  2,050,000  2,219,125
International Knife & Saw, Inc.
 11 3/8%, 11/15/06 (f) B3  2,310,000  2,385,075
MVE, Inc. 12 1/2%, 2/15/02 B3  5,595,000  5,930,700
Thermadyne Holdings Corp.:
 10 1/4%, 5/1/02  B1  1,484,000  1,541,505
 10 3/4%, 11/1/03  B3  5,226,000  5,435,040
  19,664,145
POLLUTION CONTROL - 0.7%
Allied Waste of North America, Inc.
 10 1/4%, 12/1/06 (f) B3  3,570,000  3,748,500
Norcal Waste Systems, Inc.
 13%, 11/15/05 (d) B3  6,850,000  7,603,500
  11,352,000
TOTAL INDUSTRIAL MACHINERY & EQUIPMENT   75,436,683
MEDIA & LEISURE - 17.4%
BROADCASTING - 5.3%
American Telecasting, Inc. (c):
 0%, 6/15/04  Caa  2,500,000  1,000,000
 0%, 8/15/05  Caa  500,000  185,000
Benedek Communications Corp.
 0%, 5/15/06 (c) -  2,880,000  1,648,800
Comcast UK Cable Partners Ltd.
 0%, 11/15/07 B2  952,000  661,640
CS Wireless Systems, Inc.
 0%, 3/1/06 (c) Caa  24,360,000  8,769,600
Diamond Cable Communications
 PLC yankee
 0%,12/15/05 (c) B3  17,110,000  12,169,488
Granite Broadcasting Corp.:
 10 3/8%, 5/15/05 B3  3,360,000  3,444,000
 9 3/8%, 12/1/05 B3  2,010,000  1,944,675
Jacor Communications Co.
 9 3/4%, 12/15/06 B2  3,190,000  3,253,800
NWCG Holdings Corp.
 0%, 6/15/99 Caa  21,815,000  18,106,450
Peoples Choice TV Corp. unit
 0%, 6/1/04 (c) Caa  23,430,000  9,840,600
SFX Broadcasting, Inc.
 10 3/4%, 5/15/06 B3  2,375,000  2,493,750
Telewest PLC 0%, 10/1/07 (c) B1  4,770,000  3,315,150
Tevecap SA 12 5/8%,
 11/26/04 (f) B2  7,200,000  7,362,000
UIH Australia/PAC, Inc.,
 Series B, 0%, 5/15/06 (c) B2  15,870,000  8,252,400
United International Holdings, Inc.
 0%, 11/15/99:
  Discount Notes B3  1,070,000  765,050
  Sr. Discount Notes B3  1,000,000  715,000
  83,927,403
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
MEDIA & LEISURE - CONTINUED
ENTERTAINMENT - 4.3%
AMF Group, Inc., Series B:
 10 7/8%, 3/15/06 B2 $ 11,900,000 $ 12,554,500
Alliance Gaming Corp.
 12 7/8%, 6/30/03 B2  8,560,000  9,095,000
 0%, 3/15/06 (c) B2  17,280,000  11,426,400
Cinemark USA, Inc.
 9 5/8%, 8/1/08 B2  4,300,000  4,353,750
Viacom, Inc. 8%, 7/7/06 B1  30,620,000  29,701,400
  67,131,050
LEISURE DURABLES & TOYS - 2.0%
ICON Fitness Corp.
 0%, 11/15/06 (f) -  9,440,000  4,956,000
ICON Health and Fitness, Inc.
 13%, 7/15/02 B3  16,480,000  18,540,000
IHF Holdings, Inc.
 0%, 11/15/04 (c) Caa  10,250,000  8,097,500
  31,593,500
LODGING & GAMING - 4.8%
American Skiing Co.
 12%, 7/15/06 (f) B3  5,310,000  5,588,775
Aztar Corp.
 13 3/4%, 10/1/04 B2  1,570,000  1,672,050
Grand Casinos, Inc.
 10 1/8%, 12/1/03 Ba3  24,720,000  24,843,600
HMH Properties, Inc.
 9 1/2%, 5/15/05 Ba3  20,510,000  21,381,675
Horseshoe Gaming LLC
 12 3/4%, 9/30/00 B1  17,850,000  19,278,000
Wyndham Hotel Corp.
 10 1/2%, 5/15/06 B2  1,810,000  1,918,600
  74,682,700
PUBLISHING - 0.3%
Hollinger International
 Publishing, Inc.
 9 1/4%, 2/1/06 B1  4,830,000  4,781,700
RESTAURANTS - 0.7%
Host Marriott Travel Plazas, Inc.
 9 1/2%, 5/15/05 B1  10,690,000  11,144,325
TOTAL MEDIA & LEISURE   273,260,678
NONDURABLES - 3.3%
FOODS - 1.4%
International Home Foods, Inc.
 10 3/8%, 11/1/06 (f) B2  8,070,000  8,412,975
Specialty Foods Corp.:
 10 1/4%, 8/15/01 B3  4,030,000  3,768,050
 11 1/8%, 10/1/02 B3  10,670,000  10,136,500
  22,317,525
HOUSEHOLD PRODUCTS - 1.9%
Revlon Worldwide Corp. secured
 0%, 3/15/98 B3  34,100,000  29,539,125
TOTAL NONDURABLES   51,856,650

 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
RETAIL & WHOLESALE - 4.4%
APPAREL STORES - 2.3%
Lamonts Apparel, Inc. 10 1/4%,
 11/1/99 pay-in-kind (f)(g) - $ 2,201,000 $ 93,543
Mothers Work, Inc.
 12 5/8%, 8/1/05 B3  25,190,000  26,197,600
Specialty Retailers, Inc.:
 10%, 8/15/00 B1  2,250,000  2,340,000
 11%, 8/15/03 B3  7,220,000  7,581,000
  36,212,143
GENERAL MERCHANDISE STORES - 0.4%
Pantry, Inc. 12%, 11/15/00 B2  7,260,000  6,951,450
GROCERY STORES - 1.4%
Food 4 Less Holdings, Inc.
 0%, 7/15/05 (c) Caa  17,500,000  10,937,500
Pathmark Stores, Inc.
 11 5/8%, 6/15/02 Caa  2,382,000  2,435,595
Star Markets, Inc.
 13%, 11/1/04 B3  6,905,000  7,785,388
  21,158,483
RETAIL & WHOLESALE, MISCELLANEOUS - 0.3%
Guitar Center Management Co.,
 Inc. 11%, 7/1/06 B2  3,650,000  3,869,000
TOTAL RETAIL & WHOLESALE   68,191,076
SERVICES - 3.1%
PRINTING - 1.0%
Sullivan Graphics, Inc.
 12 3/4%, 8/1/05 Caa  16,010,000  15,449,650
SERVICES - 2.1%
Celestica International, Inc. yankee
 10 1/2%, 12/31/06 (f) B2  10,060,000  10,563,000
Outsourcing Solutions, Inc.
 11%, 11/1/06 (f) B3  3,860,000  4,043,350
Prime Succession Acquisition Corp.
 10 3/4%, 8/15/04 (f) B  1,390,000  1,508,150
Protection One Alarm
 Monitoring, Inc.
 13 5/8%, 6/30/05 Caa  18,300,000  17,019,000
  33,133,500
TOTAL SERVICES   48,583,150
TECHNOLOGY - 4.3%
COMMUNICATIONS EQUIPMENT - 1.7%
Echostar Satellite Broadcasting
 Corp. 0%, 3/15/04 (c) Caa  17,390,000  13,172,925
Hyperion Telecommunications, Inc.,
 Series B, 0%, 4/15/03 (c) -  23,550,000  13,364,625
  26,537,550
COMPUTERS & OFFICE EQUIPMENT - 2.6%
Dictaphone Corp.
 11 3/4%, 8/1/05 B3  14,440,000  12,923,800
Exide Electronics Group, Inc.
 11 1/2%, 5/15/06 B3  6,380,000  6,794,700
CORPORATE BONDS - CONTINUED
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
TECHNOLOGY - CONTINUED
COMPUTERS & OFFICE EQUIPMENT - CONTINUED
Unisys Corp.:
 10 5/8%, 10/01/99 B1 $ 4,080,000 $ 4,222,800
 12%, 4/15/03 B1  12,300,000  13,161,000
 11 3/4%, 10/15/04 B1  3,190,000  3,401,338
  40,503,638
TOTAL TECHNOLOGY   67,041,188
TRANSPORTATION - 1.2%
AIR TRANSPORTATION - 0.3%
US Air Inc., pass through trust
 8 5/8%, 9/1/98 B1  5,000,000  5,012,500
RAILROADS - 0.9%
Transtar Holdings LP/Transtar
 Cap Corp. 0%, 12/15/03 (c) B-  17,941,000  14,173,390
TOTAL TRANSPORTATION   19,185,890
UTILITIES - 7.7%
CELLULAR - 4.7%
Arch Communications Group, Inc.
 0%, 3/15/08 (c) B3  23,890,000  13,647,163
Microcell Telecommunications, Inc.
 0%, 6/1/06 (c) B3  29,540,000  16,468,550
Millicom International Cellular SA
 0%, 6/1/06 (c) B3  56,710,000  35,160,200
Mobile Telecommunications
 Technologies Corp.
 13 1/2%, 12/15/02 B3  7,555,000  7,555,000
USA Mobile Communications, Inc.
 9 1/2%, 2/1/04 B2  1,280,000  1,209,600
  74,040,513
ELECTRIC UTILITY - 0.2%
AES China Generating Ltd.
 yankee 10 1/8%, 12/15/06 Ba3  2,200,000  2,282,500
TELEPHONE SERVICES - 2.8%
Brooks Fiber Properties, Inc.
 0%, 11/1/06 (c)(f) -  13,850,000  8,829,375
GST USA, Inc.
 0%, 12/15/05 (c) -  12,430,000  7,613,375
MFS Communications, Inc. (c):
 0%, 1/15/04 B1  9,520,000  8,258,600
 0%, 1/15/06 B1  18,490,000  13,497,700
Pagemart, Inc.
 0%, 11/1/03 (c) -  1,330,000  1,050,700
Shared Technologies Fairchild
 Communications Corp.
 0%, 3/1/06 (c) Caa  6,290,000  5,252,150
  44,501,900
TOTAL UTILITIES   120,824,913
TOTAL NONCONVERTIBLE BONDS   1,008,300,102
TOTAL CORPORATE BONDS
 (Cost $999,782,437)   1,026,485,252
U.S. GOVERNMENT AND GOVERNMENT
AGENCY OBLIGATIONS - 3.2%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
U.S. TREASURY OBLIGATIONS - 3.2%
5.875%, 11/30/01
 (Cost $49,531,250) Aaa $ 50,000,000 $ 49,273,500
COMMERCIAL MORTGAGE SECURITIES - 0.0%
Meritor Mortgage Security Corp.
 commercial Series 1987-1
 Class B, 9.40%, 2/1/00 (f)(g)
 (Cost $182,359) -  1,350,000  208,440
COMMON STOCKS - 9.2%
 SHARES
AEROSPACE & DEFENSE - 0.4%
Thiokol Corp.   133,900  5,992,025
BASIC INDUSTRIES - 0.4%
CHEMICALS & PLASTICS - 0.3%
American Azide (warrants) (a)(e)  102  1
American Pacific Corp. (warrants) (a)(e)  60,714  15,179
Foamex International, Inc.   307,600  5,075,400
  5,090,580
PACKAGING & CONTAINERS - 0.1%
Gaylord Container Corp. Class A (a)  240,800  1,474,900
TOTAL BASIC INDUSTRIES   6,565,480
DURABLES - 0.0%
TEXTILES & APPAREL - 0.0%
Hat Brands, Inc. (warrants) (a)(e)  27,466  89,263
HM/Hat Brands Trust Class I Unit (a)(e)  340,000  210,800
  300,063
ENERGY - 0.7%
OIL & GAS - 0.7%
Flores & Rucks, Inc. (a)  150,000  7,987,500
Harcor Energy, Inc. (a)  355,000  1,730,625
Harcor Energy, Inc. (warrants) (a)  330,000  660,000
  10,378,125
FINANCE - 1.2%
INSURANCE - 1.2%
American Financial Group, Inc.   474,700  17,919,925
Penncorp. Financial Group, Inc.   25,000  900,000
  18,819,925
SECURITIES INDUSTRY - 0.0%
ECM Corp. LP (f)  3,000  300,000
TOTAL FINANCE   19,119,925
HEALTH - 0.0%
MEDICAL EQUIPMENT & SUPPLIES - 0.0%
Wright Medical Technology, Inc.
 (warrants) (a)  3,212  417,560
HOLDING COMPANIES - 0.0%
SDW Holdings Corp. (a):
 (warrants)  3,720  19,158
 Series B (warrants)  4,450  75,650
  94,808
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
INDUSTRIAL MACHINERY & EQUIPMENT - 0.5%
POLLUTION CONTROL - 0.5%
Allied Waste Industries, Inc. (a)  755,300 $ 6,986,525
MEDIA & LEISURE - 3.2%
BROADCASTING - 1.7%
American Radio Systems Corp.
 Class A (a)  342,800  9,341,300
Benedek Communications Corp.
 (warrants) (a)  57,600  172,800
CS Wireless Systems, Inc. (a)(f)  6,699  0
Jacor Communications, Inc. Class A (a)  209,400  5,732,325
PanAmSat Corp. (a)  254,200  7,117,600
United International Holdings, Inc.
 Class A (a)  441,100  5,403,475
  27,767,500
ENTERTAINMENT - 0.0%
Live Entertainment, Inc. (a)(e):
 $2.00 (warrant)  232,000  11,600
 $2.72 (warrant)  221,765  11,088
  22,688
LEISURE DURABLES & TOYS - 0.1%
IHF Capital, Inc. (a)(f):
 Series H (warrants)  10,250  1,127,500
 Series I (warrants)  5,890  206,150
  1,333,650
LODGING & GAMING - 0.7%
Bally Gaming International, Inc.
 (warrants) (a)  90,000  157,500
Host Marriott Corp. (a)  651,300  10,420,800
Motels of America, Inc. (a)  3,000  105,000
  10,683,300
PUBLISHING - 0.7%
Big Flower Press Holdings, Inc. (a)  580,500  10,884,375
TOTAL MEDIA & LEISURE   50,691,513
NONDURABLES - 1.0%
HOUSEHOLD PRODUCTS - 1.0%
Renaissance Cosmetics, Inc. unit (f)  12,750  12,750,000
Revlon, Inc. Class A (a)  113,300  3,384,838
  16,134,838
RETAIL & WHOLESALE - 0.4%
APPAREL STORES - 0.1%
Lamonts Apparel, Inc. (a)  35,870  4,484
Lamonts Apparel, Inc. (warrants) (a)  66,214  1
Mothers Work (a)(h)  209,100  2,143,275
  2,147,760
GROCERY STORES - 0.3%
Food 4 Less Holdings, Inc.
 (warrants) (a)(e)  9,348  112,176
Smith's Food & Drug Center, Inc.   149,100  4,622,100
  4,734,276
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Barry's Jewelers, Inc. (warrants) (a)  5,697  712
Town & Country Jewelry Manufacturing
 Corp. Class A (a)  8,374  3,140
  3,852
TOTAL RETAIL & WHOLESALE   6,885,888

 SHARES VALUE (NOTE 1)
SERVICES - 0.4%
Protection One, Inc. (a)  505,900 $ 4,995,763
Protection One, Inc. (warrants) (a)  74,560  521,920
Vestar/LPA Investment Corp. (a)  5,177  51,770
  5,569,453
TECHNOLOGY - 0.2%
COMMUNICATIONS EQUIPMENT - 0.1%
Hyperion Telecommunications, Inc.
 (warrants) (a)(f)  23,550  471,000
COMPUTERS & OFFICE EQUIPMENT - 0.1%
Exide Electronics Group, Inc. (a)  117,600  1,734,600
Exide Electronics Group, Inc.
 (warrants) (a)(f)  6,380  191,400
  1,926,000
TOTAL TECHNOLOGY   2,397,000
UTILITIES - 0.8%
CELLULAR - 0.3%
Arch Communications Group, Inc. (a)  351,737  3,297,534
Intercel, Inc. (warrants) (a)  53,504  374,528
Microcell Telecommunications, Inc. (a):
 (warrants)   118,160  1,477,000
 (conditional warrants)  118,160  73,850
  5,222,912
ELECTRIC UTILITY - 0.0%
El Paso Electric Co. (a)  6,900  44,850
TELEPHONE SERVICES - 0.5%
WorldCom, Inc. (a)  300,000  7,818,750
TOTAL UTILITIES   13,086,512
TOTAL COMMON STOCKS
 (Cost $131,566,252)   144,619,715
PREFERRED STOCKS - 10.6%
CONVERTIBLE PREFERRED STOCKS - 1.4%
FINANCE - 0.5%
INSURANCE - 0.5%
Pennsylvania Corp. Financial Group, Inc.
 Series II, $3.50 (f)  150,000  8,700,000
MEDIA & LEISURE - 0.9%
BROADCASTING - 0.4%
Benedek Communications Corp. 15%  57,600  5,673,600
LODGING & GAMING - 0.5%
Host Marriott Financial Trust
 $3.375 (a)(f)  151,200  8,070,300
TOTAL MEDIA & LEISURE   13,743,900
RETAIL & WHOLESALE - 0.0%
RETAIL & WHOLESALE, MISCELLANEOUS - 0.0%
Town & Country Corp. pay-in-kind   128  96
TOTAL CONVERTIBLE PREFERRED STOCKS   22,443,996
NONCONVERTIBLE PREFERRED STOCKS - 9.2%
ENERGY - 0.0%
OIL & GAS - 0.0%
Gulf Canada Resources Ltd.,
 Series 1, adj. rate  193,351  627,648
PREFERRED STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
NONCONVERTIBLE PREFERRED STOCKS - CONTINUED
FINANCE - 0.7%
SAVINGS & LOANS - 0.7%
California Federal Bank
 Series B, $10.625  15,610 $ 1,726,856
Chevy Chase Capital Corp.,
 Series A, $5.1875  180,000  9,315,000
  11,041,856
HOLDING COMPANIES - 0.1%
SDW Holdings Corp. (f)   44,500  1,624,250
INDUSTRIAL MACHINERY & EQUIPMENT - 0.1%
ELECTRICAL EQUIPMENT - 0.1%
Ampex Corp. 8% (a)(e)  1,589  1,235,114
MEDIA & LEISURE - 7.2%
BROADCASTING - 7.0%
Cablevision Systems Corp., Series H,
 $11.75 exchangeable pay-in-kind  193,949  18,134,232
Chancellor Radio Broadcasting Co.,
 Series A, exchangeable (a)  64,300  7,137,300
PanAmSat Corp. 12 3/4% pay-in-kind  39,533  48,427,925
Time Warner, Inc., Series M,
 exchangeable pay-in-kind  33,341  36,174,985
  109,874,442
PUBLISHING - 0.2%
K-III Communications Corp., Series B,
 $11.625 pay-in-kind (a)  27,428  2,777,085
TOTAL MEDIA & LEISURE   112,651,527
NONDURABLES - 0.0%
HOUSEHOLD PRODUCTS - 0.0%
Renaissance Cosmetics, Inc.
 pay-in-kind 14% (f)  446  383,560
SERVICES - 0.2%
Loewen Group Capital LP,
 Series A, $2.36  91,000  2,411,500
TECHNOLOGY - 0.9%
COMPUTER SERVICES & SOFTWARE - 0.9%
ICG Holdings, Inc.
 exchangeable pay-in-kind  12,269  13,557,245
TOTAL NONCONVERTIBLE PREFERRED STOCKS   143,532,700
TOTAL PREFERRED STOCKS
 (Cost $154,537,705)   165,976,696
CASH EQUIVALENTS - 11.5%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 179,625,334 $179,558,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,515,158,003)  $ 1,566,121,603
LEGEND
1. Non-income producing
2. Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
3. Debt obligation initially issued in zero coupon form which converts to coupon form at a specified rate and date.
4. Debt obligation initially issued at one coupon which converts to a higher coupon at a specified date.
5. Restricted securities - Investment in securities not registered under the Securities Act of 1933 (see Note 2 of Notes to Financial Statements). Additional information on each holding is as follows:
  ACQUISITION ACQUISITION COST
SECURITY DATE (000S)
American Azide (warrants)  2/5/92 $ 1
American Pacific Corp. (warrants)  2/5/92 $ 15,179
Ampex Corp. 8%  2/16/95 $ 834,225
Food 4 Less Holdings, Inc.  12/30/92
 (warrants) to  5/17/93 $ 229,281
Hat Brands, Inc.  9/2/92 to
 (warrants)  2/23/94 $ -
HM/Hat Brands Trust
 Class I Unit  2/22/94 $ 340,000
Live Entertainment, Inc.
 (warrants):
 $2.00  3/23/93 $ 220,717
 $2.72  3/23/93 $ 131,863
WCI Communities LP
 17%, 7/24/98  7/24/95 $ 4,937,231
6. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $171,166,067 or 10.8% of net assets.
7. Non-income producing - issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.
8. An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:
 PURCHASE SALES DIVIDEND VALUE
AFFILIATE COST COST INCOME
Mothers Work   153,555  -  -  2,143,275
TOTALS  $ 153,555 $ - $ - $ 2,143,275
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,751,402,823 and $1,372,062,734, respectively, of which U.S. government and government agency obligations aggregated $123,798,438 and $76,085,547, respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $10,168 for the period (see
Note 4 of Notes to Financial Statements).
The composition of long-term debt holdings as a percentage of total value of investment in securities, is as follows (ratings are unaudited):
 MOODY'S RATINGS S&P RATINGS
Aaa, Aa, A 3.2% AAA, AA, A  3.2%
Baa 0.0% BBB  0.0%
Ba 5.6% BB  11.0%
B 48.6% B  45.1%
Caa 7.2% CCC  4.1%
Ca, C 0.1% CC, C  0.0%
  D  0.0%
The percentage not rated by both S&P and Moody's amounted to 2.9%. FMR has determined that unrated debt securities that are lower quality account for 2.9% of the total value of investment in securities.
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,515,230,055. Net unrealized appreciation aggregated $50,891,548, of which $82,915,487 related to appreciated investment securities and $32,023,939 related to depreciated investment securities.
The fund hereby designates approximately $5,382,000 as a capital gain dividend for the purpose of the dividend paid deduction.
VARIABLE INSURANCE PRODUCTS FUND: HIGH INCOME PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $179,558,000) (cost $1,515,158,003)       $ 1,566,121,603
- See accompanying schedule

Cash                                                                                                          837

Receivable for investments sold                                                                                   2,334,175

Receivable for fund shares sold                                                                                   6,562,145

Dividends receivable                                                                                              1,357,186

Interest receivable                                                                                               20,619,080

 TOTAL ASSETS                                                                                                     1,596,995,026

LIABILITIES

Payable for investments purchased                                                                  $ 6,205,205

Payable for fund shares redeemed                                                                     1,019,389

Accrued management fee                                                                               759,029

Other payables and                                                                                   189,597
accrued expenses

 TOTAL LIABILITIES                                                                                                8,173,220

NET ASSETS                                                                                                       $ 1,588,821,806

Net Assets consist of:

Paid in capital                                                                                                  $ 1,409,715,693

Undistributed net investment income                                                                                113,174,121

Accumulated undistributed net realized gain (loss) on investments and foreign                                     14,968,408
currency transactions

Net unrealized appreciation (depreciation) on investments                                                    50,963,584
and assets and liabilities in foreign currencies

NET ASSETS, for 126,885,405 shares outstanding                                                                   $ 1,588,821,806

NET ASSET VALUE, offering price                                                                                  $12.52
and redemption price per share ($1,588,821,806 (divided by) 126,885,405 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                $ 14,136,865
Dividends

Interest                                                                          108,216,784

 TOTAL INCOME                                                                     122,353,649

EXPENSES

Management fee                                                     $ 7,422,311

Transfer agent fees                                                 670,254

Accounting fees and expenses                                        662,535

Non-interested trustees' compensation                               9,623

Registration fees                                                   4,022

Custodian fees and expenses                                         57,474

Audit                                                               47,856

Legal                                                               15,253

Miscellaneous                                                       9,056

 Total expenses before reductions                                   8,898,384

 Expense reductions                                                 (53,442       8,844,942
                                                                   )

NET INVESTMENT INCOME                                                             113,508,707

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              15,835,086

 Foreign currency transactions                                      2,041         15,837,127

Change in net unrealized appreciation (depreciation) on:

 Investment securities                                              35,061,068

 Assets and liabilities in                                          4,554         35,065,622
 foreign currencies

NET GAIN (LOSS)                                                                   50,902,749

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  $ 164,411,456

OTHER INFORMATION                                                                $ 36,272
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                       17,170

                                                                                 $ 53,442


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 113,508,707     $ 76,879,046
Net investment income

 Net realized gain (loss)                                                                    15,837,127        21,706,316

 Change in net unrealized appreciation (depreciation)                                        35,065,622        49,316,188

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                 164,411,456       147,901,550

Distributions to shareholders                                                                   (81,893,762)      (43,871,918)
From net investment income

 From net realized gain                                                                          (16,022,693)      -

 TOTAL DISTRIBUTIONS                                                                        (97,916,455)      (43,871,918)

Share transactions                                                                               1,058,212,273     747,404,302
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 97,916,455        43,871,918

 Cost of shares redeemed                                                                        (673,801,481)     (424,723,050)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                         482,327,247       366,553,170

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        548,822,248       470,582,802

NET ASSETS

 Beginning of period                                                                             1,039,999,558     569,416,756

 End of period (including undistributed net investment income of $113,174,121 and
$76,334,012, respectively)                                                                      $ 1,588,821,806   $ 1,039,999,558

OTHER INFORMATION
Shares

 Sold                                                                                            89,104,560        66,375,373

 Issued in reinvestment of distributions                                                         8,680,536         4,326,619

 Redeemed                                                                                       (57,202,172)      (37,385,468)

 Net increase (decrease)                                                                         40,582,924        33,316,524



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS



                                                       YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA                                1996                       1995          1994        1993 C      1992

Net asset value, beginning of period                   $ 12.050                   $ 10.750      $ 11.990    $ 10.820    $ 9.550

Income from Investment Operations                      .927                       .856          .770        .728        .790
Net investment income

 Net realized and unrealized gain (loss)               .643                       1.224         (.910)      1.332       1.290

 Total from investment operations                      1.570                      2.080         (.140)      2.060       2.080

Less Distributions

 From net investment income                            (.920)                     (.780)        (.730)      (.794)      (.810)

 In excess of net investment income                    -                          -             -           (.036)      -

 From net realized gain                                (.180)                     -             (.370)      (.060)      -

 Total distributions                                   (1.100)                    (.780)        (1.100)     (.890)      (.810)

Net asset value, end of period                         $ 12.520                   $ 12.050      $ 10.750    $ 11.990    $ 10.820

TOTAL RETURN A, B                                      14.03%                     20.72%        (1.64)%     20.40%      23.17%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                $ 1,588,822                $ 1,040,000   $ 569,417   $ 463,931   $ 200,591

Ratio of expenses to average net assets                .71%                       .71%          .71%        .64%        .67%
                                                                                                      D

Ratio of net investment income to average net assets   9.09%                      9.32%         8.75%       8.69%       10.98%

Portfolio turnover rate                                123%                       132%          122%        155%        160%

Average commission rate E                              $ .0370

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT
BEEN REDUCED DURING THE PERIODS SHOWN. B TOTAL RETURNS DO NOT
REFLECT CHARGES ATTRIBUTABLE TO
YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE
CHARGES WOULD REDUCE THE TOTAL RETURNS SHOWN. C EFFECTIVE
JANUARY 1, 1993, THE FUND ADOPTED
STATEMENT OF POSITION 93-2, "DETERMINATION, DISCLOSURE, AND
FINANCIAL STATEMENT PRESENTATION OF INCOME, CAPITAL GAIN, AND
RETURN OF CAPITAL DISTRIBUTIONS BY
INVESTMENT COMPANIES." AS A RESULT, NET INVESTMENT INCOME PER
SHARE MAY REFLECT CERTAIN RECLASSIFICATIONS RELATED TO BOOK TO
TAX DIFFERENCES. D FMR AGREED TO
REIMBURSE A PORTION OF THE FUND'S EXPENSES DURING THE PERIOD.
WITHOUT THIS REIMBURSEMENT, THE FUND'S EXPENSE RATIO WOULD HAVE
BEEN HIGHER. E FOR FISCAL YEARS
BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS REQUIRED TO
DISCLOSE ITS AVERAGE COMMISSION RATE PER SHARE FOR SECURITY TRADES
ON WHICH COMMISSIONS ARE
CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE MIX OF TRADES EXECUTED IN VARIOUS MARKETS
WHERE TRADING PRACTICES AND
COMMISSION RATE STRUCTURES MAY DIFFER.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


1. SIGNIFICANT ACCOUNTING POLICIES.
High Income Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity of variable life insurance products. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued by a pricing service at their market values as determined by their most recent bid prices in the principal market (sales prices if the principal market is an exchange) in which such securities are normally traded. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for foreign currency transactions, market discount, partnerships, and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The
2. OPERATING POLICIES - CONTINUED
REPURCHASE AGREEMENTS - CONTINUED
securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, restricted securities (excluding 144A issues) amounted to $6,685,221 or 0.4% of net assets.
3. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .59% of average net assets.
SUB-ADVISER FEE. As the fund's investment sub-advisers, Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc., each a wholly owned subsidiary of FMR, receive a fee from FMR of 110% and 105% respectively, of costs incurred in connection with each sub-advisory agreement.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
5. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.00% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
6. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 16% of the outstanding shares of the fund. In addition, two unaffiliated insurance companies were each record owner of 10% or more of the total outstanding shares of the fund, totaling 53%.
7. TRANSACTIONS WITH AFFILIATED COMPANIES.
An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Information regarding transactions with affiliated companies is included under the caption "Legend" at the end of the fund's schedule of investments.
8. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity High Yield Fund and transfer the assets of Fidelity Advisor Annuity High Yield Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997. REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of High Income Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: High Income Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: High Income Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
DISTRIBUTIONS


The Board of Trustees of High Income Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $.11 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.89 per share from net investment income.


INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
Fred L. Henning, Jr., VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Barry J. Coffman, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER
BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
* INDEPENDENT TRUSTEES
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Bank of New York, New York, NY

(2_FIDELITY_LOGOS)
VARIABLE INSURANCE PRODUCTS
FUND: OVERSEAS PORTFOLIO

ANNUAL REPORT
DECEMBER 31, 1996
CONTENTS



MARKET ENVIRONMENT                  3    A review of what happened in world markets during
                                         the
                                         last year.

PERFORMANCE                         4    How the fund has done over time.

FUND TALK                           5    The manager's review of fund performance, strategy
                                         and outlook.

INVESTMENTS                         6    A complete list of the fund's investments with their
                                         market values.

FINANCIAL STATEMENTS                10   Statements of assets and liabilities, operations, and
                                         changes in net assets, as well as financial highlights.

NOTES                               12   Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS   15   The auditors' opinion.


DISTRIBUTIONS
The Board of Trustees of Overseas Portfolio voted to pay on February 7, 1997, to shareholders of record at the opening of business on February 7, 1997, a distribution of $1.31 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.33 per share from net investment income.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED
BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF
PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
MARKET ENVIRONMENT


Most stock and bond markets posted positive returns in 1996, aided by moderate growth and low inflation. Sustained corporate earnings growth and a favorable interest rate environment also proved beneficial. Japan, however, was the major exception as an underperforming stock market and a weak yen undermined returns for U.S.-based investors. The strongest gains came from the often-volatile emerging bond markets in 1996, while performance of the bond markets of developed countries was mixed.
U.S. STOCK MARKETS
The Standard & Poor's 500 Index - a broad measure of U.S. stock market performance - rose 22.96% for the 12 months that ended December 31, 1996, well above the index's long-term average annual return of about 12%. The Russell 2000 Index - a measure of small stock performance - rose 16.49%. The Dow Jones Industrial Average - an index of 30 blue-chip stocks - posted a return of 28.70%, closing above 6500 for the first time in November.
The U.S. stock market spent much of the past year breaking price and trading volume records. Solid corporate earnings reports, large cash inflows into mutual funds, widespread optimism and a generally favorable interest rate environment propelled share prices higher. Large-capitalization stocks thrived as investors sought their lower volatility and higher degree of liquidity over smaller-cap stocks in an environment where it was sometimes difficult to discern the health of the economy.
Most industry sectors experienced positive, if not strong performance. At mid-year, technology stocks suffered from a sell-off sparked by fears that company earnings were weakening. Nevertheless, this sector proved to be the strongest in the U.S. market in 1996. Earnings surprises and positive earnings projections were the main drivers of solid performance, especially among semiconductor manufacturers, companies that make disk drives and monitors, and software firms. Even though consensus estimates pointed toward increases in short-term interest rates by the Fed, financial stocks
- usually sensitive to changes in interest rates - shrugged off this concern and posted solid performance based on low interest rates and positive business prospects. Energy stocks reaped the benefits of higher-than-expected energy prices, which resulted in part from the delayed re-entry of Iraq into the world market. Uncertainty over the direction of the economy benefited consumer nondurables - such as food, beverage and tobacco companies - health care and traditional big-name growth stocks, as these companies tend to post steady earnings growth in many economic environments.
Utilities stocks struggled in 1996 for two reasons. First, and most important, uncertainty over the direction and form of deregulation in the sector tended to diminish investor interest. Second, stocks in the sector tend to move in concert with bonds, which lagged due to periodic inflation fears and confusing economic signals. Stocks in the telecommunications field especially were affected by uncertainty over legislation signed into law in February 1996. Biotechnology issues had a hard time recovering from a correction in stock prices from overvalued levels that they experienced earlier in 1996. Cyclical stocks - those that usually rise and fall with the economy - posted mixed results that largely depended on the outlook for companies in the specific sector rather than the direction of the economy. FOREIGN STOCK MARKETS
Foreign stock markets posted mixed results in 1996. The Morgan Stanley Capital International (MSCI) EAFE Index - which measures stock performance in Europe, Australia and the Far East - returned 6.05% in 1996. Europe posted the most consistently strong equity markets due to stronger economic growth, lower interest rates, higher corporate earnings, the relative weakness of the continent's major currencies and a new emphasis on shareholder friendliness by many of the region's corporations. The MSCI Europe Index was up 21.09% in 1996. The Japanese stock market underperformed on the weakness of the economic recovery and the uncertainty for any substantial economic reform. The Tokyo Stock Exchange TOPIX Total Return Index was off 16.26%. Emerging market equity performance ran the gamut from negative to positive, with the MSCI Emerging Markets Free Index returning 6.03% for 1996. While Hong Kong was a top performer - benefiting from the rising value of the property sector, solid economic growth and stable interest rates - other Asian markets posted mixed returns as concerns rose over declining export growth in the region. Latin America enjoyed a strong first half, but faded toward the end of 1996 due to low domestic savings rates and inefficient governments, among other factors. U.S. BOND MARKETS
Uncertainty over the direction of the economy led to mixed performance in U.S. bond markets in 1996. For the year, the Lehman Brothers Aggregate Bond Index - a broad measure of the performance of the U.S. taxable bond market
- posted a total return of 3.63%. Stronger-than-expected economic signals rattled the bond market in the early spring. Investors spent most of the summer anticipating a short-term interest rate increase by the Federal Reserve Board. However, the Fed neither raised nor lowered rates through the end of 1996. Interest rates responded to the Fed's inaction by falling during much of October and November. In December, though, bond prices dropped due to inflation concerns, stronger-than-expected economic data and comments by Fed Chairman Alan Greenspan that the stock markets may be overvalued.
FOREIGN BOND MARKETS
While low inflation and moderate growth helped provide a positive backdrop for most bond markets in 1996, performance in overseas bond markets was mixed. The Salomon Brothers World Government Bond Index - a measure of government bond market performance in developed nations - returned 3.62% for the 12 months that ended December 31, 1996. In Europe, focus centered on the continuing progress toward the European Monetary Union (EMU). Attractive opportunities arose as countries worked to meet the requirements for joining the EMU. However, Germany and Japan - two of the larger components of the Salomon Brothers World Government Bond Index - experienced currency problems that hurt returns. In stark contrast to the developed world, the often-volatile emerging debt markets enjoyed a particularly strong year, helped by inflows of foreign capital, low interest rates and the implementation of country-specific reforms - especially in Latin America. The J.P. Morgan Emerging Markets Bond Index - of which Latin America is a large component - posted a return of 34.16% during the period.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
PERFORMANCE AND INVESTMENT SUMMARY


PERFORMANCE
There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change, or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).
AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED               PAST 1   PAST 5   LIFE OF
DECEMBER 31, 1996           YEAR     YEARS    FUND

OVERSEAS                    13.15%   9.15%    7.88%

Morgan Stanley EAFE Index   6.05%    8.15%    7.38%

AVERAGE ANNUAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. You can compare the fund's figures to the performance of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index - a market capitalization weighted, unmanaged index of over 1,000 foreign stocks.

UNDERSTANDING PERFORMANCE
Many markets around the globe offer the potential
for significant growth over time; however,
investing in foreign markets means assuming
greater risks than investing in the United States.
Factors like changes in a country's financial
markets, its local political and economic
climate, and the fluctuating value of its currency
create these risks. For these reasons an
international fund's performance may be more
volatile than a fund that invests exclusively in the
United States.
(checkmark)
Figures for more than one year assume a steady compounded rate of return and are not the fund's year-by-year results, which fluctuated over the periods shown. The life of fund figures are from commencement of operations January 28, 1987.
If Fidelity had not reimbursed certain fund expenses, the fund's life of fund total return would have been lower.
PERFORMANCE NUMBERS ARE NET OF ALL FUND OPERATING EXPENSES, BUT DO NOT INCLUDE ANY INSURANCE CHARGES IMPOSED BY YOUR INSURANCE COMPANY'S SEPARATE ACCOUNT. IF PERFORMANCE INFORMATION INCLUDED THE EFFECT OF THESE ADDITIONAL CHARGES, THE TOTAL RETURNS WOULD HAVE BEEN LOWER.
Past performance is no guarantee of future results. Principal and investment return will vary and you may have a gain or loss when you withdraw your money. Foreign investments involve greater risks and potential rewards than U.S. investments. These risks include political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.
$10,000 OVER LIFE OF FUND
IMAHDR PRASUN   SHR__CHT 19961231 19970114 110207 S00000000000001
             VIP:  Overseas              MS EAFE Index
             00154                       MS001
  1987/01/28      10000.00                    10000.00
  1987/01/31      10000.00                     9997.46
  1987/02/28      10010.00                    10296.66
  1987/03/31      10460.00                    11140.41
  1987/04/30      11220.00                    12319.18
  1987/05/31      11060.00                    12319.14
  1987/06/30      10520.00                    11926.66
  1987/07/31      10400.00                    11905.82
  1987/08/31      11320.00                    12798.54
  1987/09/30      11070.00                    12597.05
  1987/10/31       8760.00                    10831.98
  1987/11/30       8840.00                    10938.65
  1987/12/31       9462.16                    11263.46
  1988/01/31       9138.32                    11464.55
  1988/02/29       9381.20                    12228.75
  1988/03/31       9806.24                    12980.64
  1988/04/30       9968.16                    13169.27
  1988/05/31       9786.00                    12747.12
  1988/06/30       9613.96                    12411.13
  1988/07/31       9543.12                    12800.51
  1988/08/31       9209.16                    11968.24
  1988/09/30       9603.84                    12491.19
  1988/10/31      10028.88                    13559.96
  1988/11/30      10211.04                    14367.68
  1988/12/31      10231.28                    14447.79
  1989/01/31      10534.87                    14701.99
  1989/02/28      10717.03                    14777.56
  1989/03/31      10707.38                    14487.53
  1989/04/30      11023.50                    14621.89
  1989/05/31      10615.60                    13826.42
  1989/06/30      10574.81                    13593.67
  1989/07/31      11563.97                    15300.67
  1989/08/31      11482.39                    14612.54
  1989/09/30      12196.21                    15278.16
  1989/10/31      11533.38                    14664.33
  1989/11/30      12155.42                    15401.50
  1989/12/31      12920.24                    15969.77
  1990/01/31      12746.88                    15375.56
  1990/02/28      12449.36                    14302.43
  1990/03/31      12919.92                    12812.46
  1990/04/30      12991.52                    12710.78
  1990/05/31      13840.58                    14161.09
  1990/06/30      14147.46                    14036.37
  1990/07/31      14863.53                    14234.08
  1990/08/31      13349.56                    12851.83
  1990/09/30      12081.09                    11060.74
  1990/10/31      13206.34                    12784.21
  1990/11/30      12797.16                    12030.10
  1990/12/31      12705.10                    12224.98
  1991/01/31      12827.85                    12620.40
  1991/02/28      13260.02                    13973.29
  1991/03/31      12872.18                    13134.44
  1991/04/30      13155.20                    13263.42
  1991/05/31      13186.64                    13401.82
  1991/06/30      12463.37                    12417.04
  1991/07/31      13081.82                    13027.11
  1991/08/31      13123.75                    12762.56
  1991/09/30      13658.34                    13481.84
  1991/10/31      13752.68                    13672.96
  1991/11/30      13260.02                    13034.64
  1991/12/31      13721.24                    13707.79
  1992/01/31      13888.95                    13415.00
  1992/02/29      13599.52                    12934.85
  1992/03/31      13323.28                    12080.93
  1992/04/30      14152.01                    12138.36
  1992/05/31      14768.23                    12950.85
  1992/06/30      14491.99                    12336.56
  1992/07/31      13567.65                    12020.83
  1992/08/31      13450.78                    12774.79
  1992/09/30      12908.92                    12522.52
  1992/10/31      12027.08                    11865.66
  1992/11/30      11963.33                    11977.32
  1992/12/31      12250.20                    12039.27
  1993/01/31      12600.81                    12037.79
  1993/02/28      12847.62                    12401.41
  1993/03/31      13738.91                    13482.39
  1993/04/30      14651.94                    14761.90
  1993/05/31      14967.16                    15073.67
  1993/06/30      14597.60                    14838.49
  1993/07/31      15173.67                    15357.91
  1993/08/31      15988.88                    16186.97
  1993/09/30      15901.92                    15822.62
  1993/10/31      16478.00                    16310.23
  1993/11/30      15782.36                    14884.55
  1993/12/31      16825.82                    15959.32
  1994/01/31      17923.63                    17308.60
  1994/02/28      17607.51                    17260.66
  1994/03/31      17170.60                    16517.22
  1994/04/30      17738.58                    17218.03
  1994/05/31      17520.13                    17119.18
  1994/06/30      17334.44                    17361.11
  1994/07/31      17793.20                    17528.07
  1994/08/31      18000.73                    17943.05
  1994/09/30      17531.05                    17377.92
  1994/10/31      17891.50                    17956.61
  1994/11/30      17214.29                    17093.61
  1994/12/31      17115.99                    17200.65
  1995/01/31      16406.01                    16539.88
  1995/02/28      16449.17                    16492.41
  1995/03/31      16955.64                    17521.06
  1995/04/30      17440.09                    18180.00
  1995/05/31      17682.31                    17963.28
  1995/06/30      17847.46                    17648.27
  1995/07/31      18640.19                    18746.98
  1995/08/31      18122.72                    18031.85
  1995/09/30      18386.96                    18384.02
  1995/10/31      18023.62                    17889.85
  1995/11/30      18232.82                    18387.61
  1995/12/31      18783.33                    19128.45
  1996/01/31      19135.65                    19206.98
  1996/02/29      19177.79                    19271.92
  1996/03/31      19471.10                    19681.17
  1996/04/30      20012.59                    20253.37
  1996/05/31      20023.87                    19880.67
  1996/06/30      20170.53                    19992.56
  1996/07/31      19572.63                    19408.23
  1996/08/31      19719.29                    19450.76
  1996/09/30      20294.62                    19967.48
  1996/10/31      20091.56                    19763.16
  1996/11/30      21140.70                    20549.50
  1996/12/31      21253.51                    20285.15
IMATRL PRASUN   SHR__CHT 19961231 19970114 110211 R00000000000123

Let's say hypothetically that $10,000 was invested in Overseas Portfolio on January 28, 1987, when the fund started. As the chart shows, by December 31, 1996, the value of the investment would have grown to $21,254 - a 112.54% increase on the initial investment. With reinvested dividends and capital gains, if any, a $10,000 investment in the Morgan Stanley EAFE Index would have grown to $20,285 over the same period - a 102.85% increase.
INVESTMENT SUMMARY
TOP FIVE STOCKS AS OF DECEMBER 31, 1996
                     % OF FUND'S
                     INVESTMENTS

Veba AG Ord          2.6

Volvo AB Class B     2.2

Toyota Motor Corp.   2.0

Novartis AG (Reg.)   1.8

Total SA Class B     1.7

TOP FIVE MARKET SECTORS AS OF DECEMBER 31, 1996
                   % OF FUND'S
                   INVESTMENTS

Finance            14.3

Durables           12.4

Basic Industries   10.7

Utilities          8.5

Energy             8.3

TOP FIVE COUNTRIES AS OF DECEMBER 31, 1996
(EXCLUDING CASH EQUIVALENTS)   % OF FUND'S
                               INVESTMENTS

Japan                          22.4

United Kingdom                 12.7

France                         9.4

Germany                        6.6

Netherlands                    6.0

TOP COUNTRIES ARE BASED ON THE LOCATION OF THE ISSUER OF EACH SECURITY, INDICATING WHERE THE FUND IS EXPOSED TO POLITICAL AND CREDIT RISKS. PERCENTAGES ARE ADJUSTED FOR THE EFFECT OF OPEN FUTURES CONTRACTS, IF APPLICABLE.
VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FUND TALK: THE MANAGER'S OVERVIEW



An interview with
Richard Mace,
Portfolio Manager
of Overseas Portfolio
Q. RICK, HOW DID THE FUND PERFORM?
A. Quite well. For the 12-month period that ended December 31, 1996, the fund outperformed the Morgan Stanley Capital International EAFE Index, which tracks the performance of stocks in Europe, Australia and the Far East. The index had a total return of 6.05% for the period.
Q. WHAT WERE SOME OF THE MORE SIGNIFICANT CHANGES YOU MADE TO THE PORTFOLIO OVER THE COURSE OF THE YEAR?
A. I continued to sell Japanese stocks in order to keep the fund underweighted in Japan relative to the EAFE Index. I've placed the proceeds from these sales in European cyclical stocks, which tend to benefit from a strong economy. This strategy has been effective in moving the fund into undervalued European equities that I believe have appealing risk/reward characteristics. It also has limited the fund's exposure to the negative effects of the weak Japanese yen and the underperforming Japanese stock market.
Q. DOES THIS MEAN YOU HAVE A NEGATIVE VIEW ON JAPAN?
A. Not at all. In fact, I solidified the fund's position in what I consider my value holdings in Japan. These are companies that I believe will benefit from the weak yen, the recent Japanese economic revival, world economic growth and solid management intent on raising the value of their businesses. I only invest with conviction, and I believed in the fund's remaining Japanese holdings. Some examples included Toyota and Honda, and broad-based export companies such as Canon.
Q. BASED ON YOUR INVESTMENTS DURING THE PERIOD, YOU SAW OPPORTUNITIES IN EUROPE . . .
A. Six months ago, I saw great potential in Europe. Stocks were generally undervalued, there was the potential for economic recovery and some companies were taking steps to raise shareholder value. Some stocks have appreciated and realized their underlying value. Economic growth has come, although not as uniformly as I would have hoped. Additionally, many more corporate managements have been proactive in growing the value of their businesses by restructuring their balance sheets, selling off poor-performing subsidiaries and redeploying excess cash more efficiently.
Q. WHAT SPECIFIC TYPES OF COMPANIES DID YOU LIKE IN EUROPE?
A. As I said before, I looked for cyclical names - especially in the energy sector. I believed many European energy stocks' prices did not reflect rising oil prices and were discounting lower oil prices that never came to pass. Some energy stocks in the fund were Total, Royal Dutch Petroleum, Shell Transport & Trading and British Petroleum.
Q. MANY OF THE FUND'S CANADIAN HOLDINGS ARE RELATIVELY NEW TO THE PORTFOLIO. WHAT WAS THE STORY THERE?
A. Many Canadian oil and gas, natural resources and bank stocks were attractively valued during the period. Two additions included Canadian Natural Resources and Inco.
Q. DID YOU HAVE ANY DISAPPOINTMENTS?
A. Yes. One would be the weakness of the Japanese market. I consider another to be the legal and governmental impediments to recognizing shareholder value in Europe. For example, it's not yet legal in many European countries for corporations to buy back stock, even though many corporate managements seek to do so. I also continue to be disappointed by the problems that arise from partial government ownership of companies. Take the case of Eramet, which is one of the fund's French holdings. It's been reported in the media that the French government, a partial owner of Eramet, is pressuring the company's management to sell a nickel mine it owns in the colony of New Caledonia. The government has denied the report. However, it's also been reported that the government will take steps to oust the management if they choose not to comply. I think it's unfortunate that the government may be unduly influencing management's decision-making process.
Q. WHAT'S YOUR OUTLOOK?
A. I'm hopeful that the economic recoveries that have begun in Europe and Japan will continue. I think the key to a company's stock price will be the company's shareholder-friendly attitude, reflected in stock buybacks or a proactive management. Therefore, I will try to position the fund in companies that could benefit from economic growth and that are focused on providing returns for shareholders.



FUND FACTS
GOAL: to increase the value of the fund's shares over the long term by investing in stocks with above-average growth potential
START DATE: October 9, 1986
SIZE: as of December 31, 1996, more than $6.0 billion
MANAGER: Jennifer Uhrig, since January 1997;
joined Fidelity in 1987
(checkmark)

VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
INVESTMENTS DECEMBER 31, 1996

Showing Percentage of Total Value of Investment in Securities


COMMON STOCKS - 86.9%
 SHARES VALUE (NOTE 1)
ARGENTINA - 0.2%
Perez Companc Class B  406,980 $ 2,861,596
AUSTRALIA - 1.4%
Brambles Industries Ltd.   375,600  7,329,296
CSR Ltd.   1,521,102  5,319,811
Coles Myer Ltd.   680,400  2,801,427
Western Mining Holdings Ltd.   917,611  5,783,849
Woolworths Ltd.   1,143,300  2,753,519
  23,987,902
BELGIUM - 0.2%
Credit Communal Holding/Dexia (b)  26,000  2,371,343
Delhaize Freres & Cie Le Lion SA  22,000  1,306,491
  3,677,834
BERMUDA - 0.2%
Fuji International Trust unit
 sponsored ADR (a)(b)  100  2,630,565
BRAZIL - 1.0%
Multicanal Participacoes SA
 sponsored ADR (a)  90,500  1,159,531
Telebras sponsored ADR  213,300  16,317,450
  17,476,981
CANADA - 2.5%
Alliance Communications Corp.
 Class B (non-vtg.) (a)  28,900  255,090
Alcan Aluminium Ltd.   259,900  8,768,556
BCE, Inc.   102,800  4,896,845
Bre-X Minerals Ltd. (a)   289,700  4,585,834
Bro-X Minerals Ltd. (a)  41,630  72,883
Canada Occidental Petroleum Ltd.   66,600  1,071,255
Canadian Natural Resources Ltd. (a)  190,400  5,222,337
Greenstone Resources Ltd. (a)  138,000  1,605,646
Inco Ltd.   403,600  12,880,694
Renaissance Energy Ltd. (a)   64,100  2,181,322
  41,540,462
DENMARK - 0.5%
Den Danske Bank Group AS  31,900  2,570,617
International Service Systems AS,
 Series B  178,100  4,683,264
Unidanmark AS Class A  32,500  1,681,652
  8,935,533
EMERGING MARKETS - 0.1%
GT Global Developing Markets Fund  51,000  592,875
Templeton Dragon Fund, Inc.   22,500  362,812
  955,687
FINLAND - 1.8%
Cultor OY, Series 1  56,100  3,045,470
Huhtamaki Ord.   176,300  8,192,521
Metsa-Serla Ltd. Class B  343,400  2,572,592
Nokia Corp. AB, Series A  31,800  1,842,317
Pohjola Class B  226,500  5,090,496
UPM-Kymmene Corp.   77,200  1,617,693
Valmet OY  317,100  5,577,412
Valmet OY (b)  108,000  1,885,521
  29,824,022
FRANCE - 9.4%
Alcatel Alsthom Compagnie
 Generale d'Electricite SA  280,739  22,545,668
Axa SA  134,018  8,521,376
CLF-Dexia  56,000  4,877,071

 SHARES VALUE (NOTE 1)
Canal Plus SA  35,300 $ 7,794,566
Compagnie de Saint Gobain  9,500  1,343,545
Credit Commercial de France Ord.   50,500  2,335,260
Eramet SA  159,097  8,338,032
Generale des Eaux, Cie  18,500  2,292,004
Groupe Danone  33,000  4,597,110
Lafarge Coppee SA  70,190  4,210,048
Michelin SA (Compagnie Generale des
 Etablissements) Class B  325,824  17,584,451
Nationale Elf Aquitaine  139,400  12,685,669
Paribas SA (Cie Financiere) Class A  13,300  899,224
Pechiney SA Class A  468,480  19,623,806
Peugeot SA Ord.   18,000  2,025,434
Rhone Poulenc SA Class A  24,800  845,303
Societe Generale Class A  25,800  2,788,786
Total SA Class B  338,215  27,500,333
Usinor Sacilor  374,300  5,445,019
Valeo SA  4,900  302,119
  156,554,824
GERMANY - 6.3%
Allianz Versich Holdings Ord. (Reg.)  450  817,094
BASF AG  125,100  4,747,551
Bayer AG  291,500  11,913,396
Buderus AG  2,900  1,429,776
Continental Gummi-Werke AG  207,200  3,736,724
Daimler-Benz AG Ord. (a)  151,600  10,439,403
Dresdner Bank AG Ord.   55,700  1,663,954
Hoechst AG Ord.   98,900  4,629,020
Karstadt AG  3,700  1,200,130
Mannesmann AG Ord.   10,500  4,550,114
New Germany Fund, Inc. (The)  106,000  1,417,750
Veba AG Ord.   756,800  43,822,230
Volkswagen AG  35,600  14,757,314
  105,124,456
HONG KONG - 2.1%
Great Eagle Holdings Ltd.   994,000  4,099,632
HSBC Holdings PLC  700,000  15,228,570
Hong Kong & China Gas Co. Ltd.   2,220,000  4,291,034
Hutchison Whampoa Ltd. Ord.   234,000  1,837,934
Hysan Development Co. Ltd.   1,481,000  5,897,576
Oriental Press Group Ltd. (warrants) (a)  337,800  24,021
Peregrine Investments Holdings Ltd.   1,168,000  2,000,905
Wharf Holdings Ltd. (b)  380,000  1,896,438
  35,276,110
INDONESIA - 0.2%
Matahari Putra Prima PT (For. Reg.)  2,724,000  3,171,465
IRELAND - 0.8%
Bank of Ireland, Inc.   998,600  9,117,508
Independent Newspapers PLC  824,216  4,094,458
  13,211,966
ITALY - 1.5%
Credito Italiano Ord.   1,430,300  1,571,635
Eni Spa  2,141,500  11,007,995
Magneti Marelli Spa  1,524,400  1,897,970
Montedison Spa Ord. (a)  1,294,852  885,413
Olivetti & Co. Spa Ord. (a)  4,522,150  1,586,031
Pirelli Spa Ord.   1,593,200  2,941,860
SAI (Sta Assieuratrice Industriale) Spa 193,100 1,772,756 Telecom Italia Mobile Spa 711,400 1,801,933
Telecom Italia Spa  709,700  1,842,042
  25,307,635
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
JAPAN - 22.3%
Acom Co. Ltd.   35,900 $ 1,529,504
Amway Japan Ltd.   159,900  5,130,039
Aoyama Trading Co. Ord.   221,800  5,891,712
Asahi Breweries Ltd.   241,000  2,494,179
Asahi Chemical Industry Co. Ltd.   250,000  1,414,403
Bank of Tokyo-Mitsubishi Ltd.   120,000  2,225,097
Bridgestone Corp.   160,000  3,035,791
Canon, Inc.   886,000  19,561,535
Citizen Watch Co. Ltd. Ord.   445,000  3,185,425
DDI Corp. Ord.   802  5,298,249
Daito Trust Construction Co.   704,400  7,836,792
Daiwa House Industry Co. Ltd.   280,000  3,598,103
Daiwa Securities Co. Ltd.   811,000  7,204,226
Denny's Japan Co. Ltd.   67,000  2,045,537
Fuji Bank Ltd.   256,000  3,731,263
Fuji Photo Film Co. Ltd.   775,000  25,532,557
Fujitsu Ltd.   346,000  3,222,768
Hitachi Koki Co. Ltd. Ord.   144,000  1,029,547
Hitachi Ltd.   1,041,000  9,696,248
Hitachi Maxell Ltd.   353,000  7,793,704
Honda Motor Co. Ltd.   541,000  15,443,812
Hoya Corp.   31,000  1,216,473
Ito-Yokado Co. Ltd.   277,000  12,040,362
Jusco Co. Ltd.   51,000  1,728,590
Kao Corp.   136,000  1,583,441
Kobe Steel Ltd. Ord. (a)  733,000  1,542,492
Komatsu Ltd. Ord.   1,144,000  9,373,006
Kyocera Corp.   26,000  1,618,974
Matsushita Electric Industrial Co. Ltd.   877,000  14,295,213
Minebea Co. Ltd.   707,000  5,902,337
Minolta Camera Co. Ltd.   141,000  852,445
Mitsubishi Electric Co. Ord.   672,000  3,998,965
Mitsubishi Estate Co. Ltd.   265,000  2,719,707
Mitsubishi Heavy Industries Ltd.   1,001,000  7,942,389
NEC Corp.   132,000  1,593,790
NKK Corp. (a)  684,000  1,539,664
Namco Ltd.   69,100  2,115,610
Nichiei Co. Ltd.   27,900  2,057,309
Nikko Securities Co. Ltd.   537,000  4,001,449
Nintendo Co. Ltd. Ord.   190,800  13,641,501
Nippon Telegraph &
 Telephone Corp. Ord.   220  1,665,890
Nitto Denko Corp.   107,000  1,568,780
Nomura Securities Co. Ltd.   755,000  11,329,883
Omron Corp.   156,000  2,932,988
Onward Kashiyama & Co. Ltd.   307,000  4,315,740
Orix Corp.   242,000  10,059,853
Ricoh Co. Ltd. Ord.   578,000  6,629,927
Rohm Co. Ltd.   80,000  5,243,639
Sakura Bank Ltd.   913,000  6,519,741
Sankyo Co. Ltd.   216,000  6,110,220
Sekisui Chemical Co. Ltd.   232,000  2,341,009
Sho Bond Corp. Ord.   1,800  48,435
Sony Corp.   211,500  13,844,631
TDK Corp.   106,000  6,902,113
Tadano Ltd.   17,000  120,664
Takeda Chemical Industries Ltd. (a)  1,216,000  25,484,088
Toyota Motor Corp.   1,148,000  32,969,728
Uni Charm Corp. Ord.   75,000  1,836,999
Uny Co. Ltd.   221,000  4,040,707
York Benimaru Co.   22,300  621,207
  371,250,450

 SHARES VALUE (NOTE 1)
KOREA (SOUTH) - 0.3%
Korea Electric Power Corp.   200,070 $ 5,824,523
MEXICO - 0.4%
Cifra SA Class C (a)  1,824,100  2,220,282
Gruma SA Class B sponsored ADR (a)(b)  83,400  2,001,600
Tubos De Acero De Mexico ADR (a)  144,900  2,300,288
  6,522,170
MALAYSIA - 0.1%
Arab Malaysian Corp. BHD  362,000  1,806,058
MULTI-NATIONAL - 0.0%
Morgan Stanley Asia-Pacific Fund, Inc.   35,200  343,200
NETHERLANDS - 6.0%
AKZO Nobel NV  112,000  15,293,641
DSM NV  61,900  6,102,968
ING Groep NV  426,862  15,362,389
KBB NV Ord.   34,300  2,470,838
KLM Royal Dutch Air Lines NV  76,896  2,162,325
Koninklijke KNP BT NV  32,600  711,115
New Holland NV (a)  146,000  3,047,750
Philips Electronics NV (Bearer)  292,900  11,863,102
Royal Dutch Petroleum Co. Ord.   115,500  20,242,406
Unilever NV Ord.   76,600  13,544,500
Vendex International NV  18,400  786,762
Vendex International NV (b)  188,500  8,060,030
  99,647,826
NETHERLANDS ANTILLES - 0.4%
Schlumberger Ltd.   60,300  6,022,463
NORWAY - 1.4%
Den Norske Bank AS Class A
 Free shares  1,903,000  7,310,050
Norsk Hydro AS  156,350  8,481,828
Orkla AS Class B (non-vtg.)  30,400  1,925,619
Saga Petroleum AS Class B  323,100  5,065,851
  22,783,348
PERU - 0.1%
Compania de Minas Buenaventura SA
 Class B sponsored ADR (a)  78,600  1,326,375
PORTUGAL - 0.1%
Telecel Comunicacoes Pessoais SA (a)  19,700  1,257,041
SINGAPORE - 0.1%
Kim Engineering Holdings Ltd.   2,529,000  2,313,055
SOUTH AFRICA - 0.2%
JCI Ltd. (a)   280,000  2,753,019
SPAIN - 3.6%
ACERINOX SA (Reg.)  27,050  3,906,829
Banco Bilbao Vizcaya SA Ord. (Reg.)  258,000  13,923,935
Banco de Santander SA Ord. (Reg.)  193,000  12,347,602
Banco Intercontinental Espanol  30,600  4,742,305
FOCSA (Fomento Construcciones y
 Contratas SA)  30,664  2,856,528
Tabacalera SA, Series A  276,700  11,908,176
Telefonica de Espana SA Ord.   474,500  11,014,069
  60,699,444
SWEDEN - 5.6%
ABB AB, Series B  15,000  1,690,597
Assi Doman AB Free shares  59,500  1,650,449
Astra AB Class A Free shares  102,400  5,038,038
Bure Investment AB (b)  62,000  733,176
COMMON STOCKS - CONTINUED
 SHARES VALUE (NOTE 1)
SWEDEN - CONTINUED
Electrolux AB  115,000 $ 6,648,515
Esselte AB Class B Free shares  86,700  1,911,295
Investor AB Class B Free shares  161,300  7,099,918
Nordbanken AB  113,900  3,433,803
Scania AB Class B  377,500  9,396,648
Scania AB, Series B (warrants) (a)  170,000  151,395
Skandia Foersaekrings AB  230,000  6,480,623
Skandinaviska Enskilda Banken Class A
 Free shares  198,600  2,029,593
Svenska Cellulosa AB (SCA)
 Class B Ord.   95,400  1,928,989
Svenska Handelsbanken  54,000  1,545,188
Swedish Match Co.   1,807,000  6,331,418
Volvo AB Class B  1,674,500  36,791,989
  92,861,634
SWITZERLAND - 3.3%
Credit Suisse Group (Reg.)  88,700  9,091,502
Julius Baer Holding AG  1,600  1,673,351
Nestle SA (Reg.)  5,925  6,346,795
Novartis AG (Reg.)  26,258  30,006,347
Roche Holding AG
 participation certificates  900  6,987,328
  54,105,323
UNITED KINGDOM - 12.7%
Asda Group PLC  1,738,900  3,663,845
BAT Industries PLC Ord.   200,100  1,659,013
Barclays PLC Ord.   518,000  8,864,467
Barratt Developments PLC  1,384,725  5,977,525
Bass PLC Ord.   236,100  3,324,491
Blue Circle Industries PLC  409,800  2,506,095
Boots Co. PLC (The)  303,600  3,130,802
British Airways PLC Ord.   203,600  2,115,271
British Aerospace PLC  134,500  2,944,493
British Petroleum PLC Ord.   1,498,136  17,964,149
British Telecommunications PLC Ord.   725,500  4,908,987
Cable & Wireless PLC Ord.   321,400  2,686,724
Caradon PLC  2,104,700  8,652,843
Christies International PLC  86,800  344,957
Cookson Group PLC  3,517,200  14,188,789
Courtaulds PLC Ord.   42,800  289,600
Dixons Group PLC  1,022,700  9,512,736
Glaxo Holdings PLC  524,800  8,540,333
Granada Group PLC  652,900  9,651,945
Grand Metropolitan PLC  1,446,745  11,350,496
ICI (Imperial Chemical Industries)
 PLC Ord.   123,300  1,625,283
Ladbroke Group PLC Ord.   463,000  1,840,036
Lloyds TSB Group PLC  2,158,267  15,934,550
Lucas Varity PLC  210,000  802,198
National Grid Co. PLC  1,046,400  3,495,342
National Westminster Bank PLC Ord.   304,020  3,572,594
Prudential Corp. PLC  362,913  3,058,616
Redland PLC Ord.   428,000  2,705,375
Rentokil Group PLC  112,800  850,196
Rolls Royce PLC Ord.   945,384  4,161,968
Rugby Group PLC  1,465,600  2,359,938
Sears PLC  2,152,400  3,465,838
Shell Transport & Trading Co. PLC:
 (Reg.)  940,000  16,279,324
 ADR   17,300  1,771,088
SmithKline Beecham PLC Ord.   786,347  10,883,860

 SHARES VALUE (NOTE 1)
Unigate PLC  313,800 $ 2,236,164
Unilever PLC Ord.   269,600  6,534,821
Vodafone Group PLC  1,713,404  7,249,601
Vodafone Group PLC sponsored ADR  18,400  761,300
Wickes PLC  806,200  276,204
  212,141,857
UNITED STATES OF AMERICA - 2.1%
Alumax, Inc. (a)  360,100  12,018,338
Aluminum Co. of America  196,000  12,495,000
Jefferson Smurfit Corp. (a)  20,700  332,494
Kaiser Aluminum Corp. (a)  414,300  4,816,238
MCI Communications Corp.   115,500  3,775,406
Newmont Mining Corp.   42,500  1,901,875
  35,339,351
TOTAL COMMON STOCKS
 (Cost $1,250,112,325)   1,447,534,175
PREFERRED STOCKS - 1.6%
CONVERTIBLE PREFERRED STOCKS - 0.1%
JAPAN - 0.1%
AJL participating trust exchangeable  71,700  1,174,088
NONCONVERTIBLE PREFERRED STOCKS - 1.5%
GERMANY - 0.3%
Volkswagen AG  13,900  4,499,578
ITALY - 1.2%
SAI (Sta Assicuratrice Industriale) Spa  587,000  2,098,584
Stet (Societa Finanziaria
 Telefonica) Spa  4,463,700  15,061,323
Telecom Italia Mobile Spa de Risp  2,219,000  3,217,406
  20,377,313
TOTAL NONCONVERTIBLE PREFERRED STOCKS   24,876,891
TOTAL PREFERRED STOCKS
 (Cost $17,409,312)   26,050,979
CORPORATE BONDS - 0.3%
 MOODY'S PRINCIPAL VALUE
 RATINGS (C) AMOUNT (NOTE 1)
BERMUDA - 0.3%
MBL International Finance of
 Bermuda 3%, 11/30/02
 (Cost $4,974,627) Aa2 $ 4,392,000  4,655,520
GOVERNMENT OBLIGATIONS - 0.0%
U.S. Treasury Bills, yield at date of purchase
 4.97% to 5.33%, 3/6/97 (c)
 (Cost $491,752)   500,000  495,650
CASH EQUIVALENTS - 11.2%
 MATURITY
 AMOUNT
Investments in repurchase agreements
 (U.S. Treasury obligations) in a joint
 trading account at 6.75%, dated
 12/31/96 due 1/2/97  $ 186,103,763 $ 186,034,000
TOTAL INVESTMENT IN SECURITIES - 100%
 (Cost $1,459,022,016)  $ 1,664,770,324
FUTURES CONTRACTS
   EXPIRATION UNDERLYING FACE UNREALIZED
  DATE AMOUNT AT VALUE GAIN/(LOSS)
PURCHASED
142 Nikkei 225 Stock
Index Contracts Mar. 1997 $ 13,759,800 $ (470,340)
THE FACE VALUE OF FUTURES PURCHASED AS A PERCENTAGE OF TOTAL INVESTMENT IN SECURITIES - 0.8%
LEGEND
1. Non-income producing
2. Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $19,578,673 or 1.2% of net assets.
3. A portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $421,303.
OTHER INFORMATION
Purchases and sales of securities, other than short-term securities, aggregated $1,375,490,679 and $1,257,669,344, respectively.
The market value of futures contracts opened and closed during the period amounted to $21,162,620 and $6,694,480 respectively.
The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of Fidelity Management & Research Company. The commissions paid to these affiliated firms were $362,193 for the period (see Note 4 of Notes to Financial Statements).
MARKET SECTOR DIVERSIFICATION (UNAUDITED)
As a Percentage of Total Value of Investment in Securities
Aerospace & Defense   0.4%
Basic Industries    10.7
Construction & Real Estate    3.3
Durables    12.4
Energy    8.3
Finance    14.3
Health    5.7
Holding Companies   0.1
Industrial Machinery & Equipment    4.3
Media & Leisure   2.6
Nondurables   5.3
Precious Metals   0.9
Retail & Wholesale   4.5
Services    0.7
Repurchase Agreements   11.2
Technology    6.1
Transportation   0.7
Utilities   8.5
   100.0%
INCOME TAX INFORMATION
At December 31, 1996, the aggregate cost of investment securities for income tax purposes was $1,461,448,025. Net unrealized appreciation aggregated $203,322,299, of which $263,621,221 related to appreciated investment securities and $60,298,922 related to depreciated investment securities.
The fund hereby designates approximately $90,538,000 as a capital gain dividend for the purpose of the dividend paid deduction.
For the period, interest and dividends from foreign countries were $36,399,701. Taxes accrued or paid to foreign countries were $4,140,215. VARIABLE INSURANCE PRODUCTS FUND: OVERSEAS PORTFOLIO
FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES



 DECEMBER 31, 1996

ASSETS

Investment in securities, at value (including repurchase agreements of $186,034,000) (cost $1,459,022,016)       $ 1,664,770,324
-
See accompanying schedule

Cash                                                                                                               343,982

Receivable for investments sold                                                                                    4,499,183

Receivable for fund shares sold                                                                                    1,381,858

Dividends receivable                                                                                               2,631,493

Interest receivable                                                                                                10,980

Other receivables                                                                                                  48,345

 TOTAL ASSETS                                                                                                    1,673,686,165

LIABILITIES

Payable for investments purchased                                                                  $ 3,244,113

Payable for fund shares redeemed                                                                    1,450,217

Accrued management fee                                                                              1,031,065

Payable for daily variation on                                                                       16,374
futures contracts

Other payables and                                                                                  343,158
accrued expenses

 TOTAL LIABILITIES                                                                                                 6,084,927

NET ASSETS                                                                                                       $ 1,667,601,238

Net Assets consist of:

Paid in capital                                                                                                  $ 1,325,904,904

Undistributed net investment income                                                                               22,748,929

Accumulated undistributed net realized gain (loss) on investments and foreign                                     113,659,177
currency transactions

Net unrealized appreciation (depreciation) on investments                                                         205,288,228
and assets and liabilities in foreign currencies

NET ASSETS, for 88,524,438                                                                                       $ 1,667,601,238
shares outstanding

NET ASSET VALUE, offering price                                                                                    $18.84
and redemption price per share ($1,667,601,238 (divided by) 88,524,438 shares)


STATEMENT OF OPERATIONS

 YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME                                                                 $ 4,427,657
Special dividend from Volvo AB
Class B

Dividends                                                                          31,954,205

Interest                                                                           10,284,426

                                                                                   46,666,288

Less foreign taxes withheld                                                        (4,140,215
                                                                                  )

 TOTAL INCOME                                                                      42,526,073

EXPENSES

Management fee                                                     $ 11,667,177

Transfer agent fees                                                 892,751

Accounting fees and expenses                                        760,136

Non-interested trustees' compensation                               8,998

Custodian fees and expenses                                         881,998

Registration fees                                                   7,276

Audit                                                               50,845

Legal                                                               22,968

Miscellaneous                                                       6,000

 Total expenses before reductions                                   14,298,149

 Expense reductions                                                 (132,276       14,165,873
                                                                   )

NET INVESTMENT INCOME                                                              28,360,200

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:

 Investment securities                                              114,832,092

 Foreign currency transactions                                      (198,995
                                                                   )

 Futures contracts                                                  (238,000       114,395,097
                                                                   )

Change in net unrealized appreciation (depreciation) on:

  Investment securities                                             47,133,390

  Assets and liabilities in                                         9,027
  foreign currencies

  Futures contracts                                                 (470,340       46,672,077
                                                                   )

NET GAIN (LOSS)                                                                    161,067,174

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                   $ 189,427,374

OTHER INFORMATION                                                                 $ 131,377
Expense reductions
 Directed brokerage arrangements

 Custodian interest credits                                                        899

                                                                                  $ 132,276


STATEMENT OF CHANGES IN NET ASSETS
INCREASE (DECREASE) IN NET ASSETS   YEAR ENDED     YEAR ENDED
                                    DECEMBER 31,   DECEMBER 31,
                                    1996           1995




Operations                                                                                  $ 28,360,200      $ 24,265,663
Net investment income

 Net realized gain (loss)                                                                     114,395,097       10,642,375

 Change in net unrealized appreciation (depreciation)                                           46,672,077        85,131,645

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                              189,427,374       120,039,683

Distributions to shareholders                                                                  (16,689,141)      (4,893,543)
From net investment income

 From net realized gain                                                                          (18,358,055)      (1,797,170)

 In excess of net realized gain                                                                  -                 (3,096,373)

 TOTAL DISTRIBUTIONS                                                                             (35,047,196)      (9,787,086)

Share transactions                                                                               649,592,564       466,436,535
Net proceeds from sales of shares

 Reinvestment of distributions                                                                 35,047,196        9,787,086

 Cost of shares redeemed                                                                        (514,552,645)     (541,043,324)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                        170,087,115       (64,819,703)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                        324,467,293       45,432,894

NET ASSETS                                                                                      1,343,133,945     1,297,701,051
 Beginning of period

 End of period (including undistributed net investment income of $22,748,929 and
$18,738,964, respectively)                                                                      $ 1,667,601,238   $ 1,343,133,945

OTHER INFORMATION
Shares

 Sold                                                                                         37,069,614        29,090,043

 Issued in reinvestment of distributions                                                         2,053,145         652,472

 Redeemed                                                                                    (29,349,715)      (33,802,732)

 Net increase (decrease)                                                                        9,773,044         (4,060,217)



SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

                          YEARS ENDED DECEMBER 31,

SELECTED PER-SHARE DATA   1996                       1995   1994   1993 C   1992





Net asset value, beginning of period                              $ 17.06       $ 15.67       $ 15.48       $ 11.53     $ 13.09

Income from Investment Operations

 Net investment income                                            .32 F, G      .17           .19           .06         .16

 Net realized and unrealized gain (loss)                          1.88          1.34          .08           4.16        (1.54)

 Total from investment operations                                 2.20          1.51          .27           4.22        (1.38)



Less Distributions

 From net investment income                                       (.20)         (.06)         (.08)         (.18)       (.18)

 In excess of net investment income                               -             -             -             (.04)       -

 From net realized gain                                           (.22)         (.02)         -             -           -

 In excess of net realized gain                                   -             (.04)         -             (.05)       -

 Total distributions                                              (.42)         (.12)         (.08)         (.27)       (.18)

Net asset value, end of period                                    $ 18.84       $ 17.06       $ 15.67       $ 15.48     $ 11.53

TOTAL RETURN  A, B                                                13.15%        9.74%         1.72%         37.35%      (10.72)%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)                           $ 1,667,601   $ 1,343,134   $ 1,297,701   $ 777,961   $ 180,837

Ratio of expenses to average net assets                           .93%          .91%          .92%          1.03%       1.14%

Ratio of expenses to average net assets after expense reductions  .92% D        .91%          .92%          1.03%       1.14%

Ratio of net investment income to average net assets              1.84%         1.88%         1.28%         1.21%       1.86%

Portfolio turnover rate                                           92%           50%           42%           42%         61%

Average commission rate E                                         $ .0137

A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES
NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO
FINANCIAL STATEMENTS). B TOTAL
RETURNS DO NOT REFLECT CHARGES ATTRIBUTABLE TO YOUR INSURANCE
COMPANY'S SEPARATE ACCOUNT. INCLUSION OF THESE CHARGES WOULD REDUCE
THE TOTAL RETURNS
SHOWN. C EFFECTIVE JANUARY 1, 1993, THE FUND ADOPTED STATEMENT OF
POSITION 93-2, "DETERMINATION, DISCLOSURE, AND FINANCIAL STATEMENT
PRESENTATION OF INCOME,
CAPITAL GAIN, AND RETURN OF CAPITAL DISTRIBUTIONS BY INVESTMENT
COMPANIES." AS A RESULT, NET INVESTMENT  INCOME PER SHARE MAY
REFLECT CERTAIN RECLASSIFICATIONS
RELATED TO BOOK TO TAX DIFFERENCES. D FMR OR THE FUND HAS ENTERED
INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR
REDUCED A PORTION OF THE FUND'S
EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS). E FOR
FISCAL YEARS BEGINNING ON OR AFTER SEPTEMBER 1, 1995, A FUND IS
REQUIRED TO DISCLOSE ITS AVERAGE
COMMISSION RATE PER SHARE FOR SECURITY TRADES ON WHICH COMMISSIONS
ARE CHARGED. THIS AMOUNT MAY VARY FROM PERIOD TO PERIOD AND FUND TO
FUND DEPENDING ON THE
MIX OF TRADES EXECUTED IN VARIOUS MARKETS WHERE TRADING PRACTICES
AND COMMISSION RATE STRUCTURES MAY DIFFER. F NET INVESTMENT INCOME
PER SHARE INCLUDES A
SPECIAL DIVIDEND FROM VOLVO AB CLASS B WHICH AMOUNTED TO $.05 PER
SHARE. G NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED
ON AVERAGE SHARES
OUTSTANDING DURING THE PERIOD.


NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1996


4. SIGNIFICANT ACCOUNTING POLICIES.
Overseas Portfolio (the fund) is a fund of Variable Insurance Products Fund (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The financial statements have been prepared in conformity with generally accepted accounting principles which permit management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities for which quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price in the principal market in which such securities are normally traded. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.
FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The fund may be subject to foreign taxes on income, gains on investments or currency repatriation. The fund accrues such taxes as applicable. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of original issue discount, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned between the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, futures and options transactions, foreign currency transactions, passive foreign investment companies (PFIC), market discount and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital and may affect the per-share allocation between net investment income and realized and unrealized gain (loss). Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year. SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
5. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade. The cost of the foreign currency contracts is included in the cost basis of the associated investment.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances
2. OPERATING POLICIES - CONTINUED
JOINT TRADING ACCOUNT - CONTINUED
are invested in one or more repurchase agreements that mature in 60 days or less from the date of purchase for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency Securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.
FUTURES CONTRACTS. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Futures contracts involve, to varying degrees, risk of loss in excess of the futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end, is shown in the schedule of investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end. Losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the contracts' terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).
6. PURCHASES AND SALES OF INVESTMENTS.
Information regarding purchases and sales of securities (other than short-term securities), is included under the caption "Other Information" at the end of the fund's schedule of investments.
7. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from
 .2500% to .5200% for the period. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. The annual individual fund fee rate is .45%. For the period, the management fee was equivalent to an annual rate of .76% of average net assets.
SUB-ADVISER FEE. FMR, on behalf of the fund, entered into sub-advisory agreements with Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc., and Fidelity International Investment Advisors (FIIA). In addition, FIIA entered into a sub-advisory agreement with its subsidiary, Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.). Under the sub-advisory arrangements, FMR may receive investment advice and research services and may grant the sub-advisers investment management authority to buy and sell securities. FMR pays its sub-advisers either a portion of its management fee or a fee based on costs incurred for these services. FIIA pays FIIAL U.K. a fee based on costs incurred for either service.
TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.
ACCOUNTING FEES. Fidelity Service Co. (FSC), an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.
BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's schedule of investments.
8. EXPENSE REDUCTIONS.
FMR voluntarily agreed to reimburse the fund's operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) above an annual rate of 1.50% of average net assets.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. In addition, the fund has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the fund's expenses.
For the period, the reduction under these arrangements are shown under the caption "Other Information" on the fund's Statement of Operations.
9. BENEFICIAL INTEREST.
At the end of the period, Fidelity Investments Life Insurance Company
(FILI) and its subsidiaries, affiliates of FMR, were the record owners of approximately 15% of the outstanding shares of the fund. In addition, one unaffiliated insurance company was record owner of 10% or more of the total outstanding shares of the fund, totaling 35%.
10. ASSET TRANSFER INFORMATION.
In September 1996, the Board of Trustees approved a proposal to liquidate Fidelity Advisor Annuity Overseas Fund and transfer the assets of Fidelity Advisor Annuity Overseas Fund to the fund. The liquidation and transfer of assets are expected to occur in the first quarter of 1997.
REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees of Variable Insurance Products Fund and the Shareholders of Overseas Portfolio:
We have audited the accompanying statement of assets and liabilities of Variable Insurance Products Fund: Overseas Portfolio, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Variable Insurance Products Fund: Overseas Portfolio as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 10, 1997
INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA
INVESTMENT SUB-ADVISERS
Fidelity Management & Research (U.K.) Inc.,
 London, England
Fidelity Management & Research (Far East) Inc.,
 Tokyo, Japan
Fidelity International Investment Advisors
 Pembroke, Bermuda
Fidelity International Investment Advisors (U.K.) Limited
 Kent, England
OFFICERS
Edward C. Johnson 3d, PRESIDENT
J. Gary Burkhead, SENIOR VICE PRESIDENT
William J. Hayes, VICE PRESIDENT
Robert A. Lawrence, VICE PRESIDENT
Richard R. Mace, VICE PRESIDENT
Arthur S. Loring, SECRETARY
Kenneth A. Rathgeber, TREASURER
Robert H. Morrison, MANAGER, SECURITY TRANSACTIONS
John H. Costello, ASSISTANT TREASURER
Leonard M. Rush, ASSISTANT TREASURER

BOARD OF TRUSTEES
J. Gary Burkhead
Ralph F. Cox *
Phyllis Burke Davis *
Richard J. Flynn *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Edward H. Malone *
Marvin L. Mann *
Gerald C. McDonough *
Thomas R. Williams *
ADVISORY BOARD
William O. McCoy
GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA
TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Investments Institutional Operations Co.
Boston, MA
CUSTODIAN
The Chase Manhattan Bank, N.A., New York, NY
* INDEPENDENT TRUSTEES